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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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PENSARE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PENSARE ACQUISITION CORP.
1720 Peachtree Street, Suite 629
Atlanta, Georgia 30309

To the Stockholders of Pensare Acquisition Corp.:

        You are cordially invited to attend the special meeting of the stockholders of Pensare Acquisition Corp., a Delaware corporation ("Pensare" or the "Company"), which will be held on February 27, 2020, at 11:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, NY 10166.

        At the special meeting of stockholders, Pensare's stockholders will be asked to consider and vote upon a proposal, which is referred to herein as the "Business Combination Proposal," to approve a business combination, which we refer to as the "Business Combination," by the approval and adoption of a business combination agreement (as amended and as may be further amended, the "Business Combination Agreement") that Pensare has entered into with Stratos Management Systems, Inc., a Delaware corporation (together with its subsidiaries, "Computex"), Tango Merger Sub Corp., a Delaware corporation ("Merger Sub") and Stratos Management Systems Holdings, LLC, a Delaware limited liability company ("Holdings"), and the approval and adoption of the merger described therein. Pursuant to the Business Combination Agreement, Computex will merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly owned subsidiary of Pensare. The merger will occur upon the terms and subject to the conditions in the Business Combination Agreement and in accordance with, the relevant provisions of the General Corporation Law of the State of Delaware. At the effective time of the merger, all shares of common stock of Computex shall be canceled and Holdings, as sole stockholder of Computex, shall be entitled to receive an amount equal to $60,000,000 as of the closing of the transactions (subject to certain potential adjustments set forth in the Business Combination Agreement) (the "Consideration Amount"). At the effective time of the merger, Pensare shall deliver the merger consideration to Holdings as follows: (i) an amount of cash equal to the product of cash raised by Pensare in a private placement of its securities in connection with the closing of the Business Combination less $5,000,000, multiplied by 0.67, which shall not be greater than $20,000,000; (ii) shares of common stock of Pensare equal in value to the Consideration Amount minus the cash paid to Holdings and (iii) shares of the same securities, other than common stock, issued in any private placements prior to the Business Combination equal in value to $5,000,000.

        At the Special Meeting, Company stockholders will be asked to adopt the Business Combination Agreement and approve the transactions contemplated thereby, including the Business Combination. In addition, you are being asked to consider and vote upon (ii) a proposal to approve and adopt amendments to the Company's current certificate of incorporation (the "Certificate Proposal") to: (A) change our name to American Virtual Cloud Technologies, Inc.; (B) remove certain provisions related to our status as a blank check company; and (C) make certain other changes that our board of directors deems appropriate for a public operating company, (iii) a proposal to approve the American Virtual Cloud Technologies, Inc. 2020 Incentive Compensation Plan, a copy of which is attached to this proxy statement as Annex B (the "Incentive Plan"), including the authorization of the initial share reserve under the Incentive Plan and also for the purpose of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Incentive Plan Proposal") and (iv) a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Certificate Proposal, or the Incentive Plan Proposal (the "Adjournment Proposal"). A copy of our proposed amended and restated certificate of incorporation reflecting the Certificate Proposal, assuming the consummation of the Business Combination, is attached as Annex C to the accompanying proxy statement.

        Each of these proposals is more fully described in the accompanying proxy statement.

        Under the Business Combination Agreement, the closing of the Business Combination is subject to a number of conditions, including (i) that the Business Combination has been approved by Pensare's stockholders; (ii) that no governmental authority has enacted, issued, promulgated, enforced or entered any law, rule, regulation, or order which would prohibit the consummation of the Business Combination, and (iii) that immediately prior to the effective time of the Business Combination, Pensare shall have at least an aggregate of $35,000,000 of cash after satisfaction of various obligations. If any of the conditions to Computex's obligation to consummate the Business Combination are not satisfied, then Computex will not be required to consummate the Business Combination.

        Pensare's common stock, units, warrants and rights are currently listed on The NASDAQ Stock Market ("NASDAQ") under the symbols "WRLS," "WRLSU," "WRLSW" and "WRLSR," respectively. We intend to apply to continue the listing of our common stock and warrants on NASDAQ under the symbols "PNSR" and "PNSRW", respectively, following the closing of the Business Combination. At the closing of the Business Combination, each unit will separate into its components consisting of one share of common stock, one-half of one warrant (each whole warrant entitling the holder thereof to purchase one share of our common stock) and one right to receive one-tenth of one share of our common stock. The rights will be converted into shares of common stock in connection with the closing of the Business Combination, but we will not issue fractional shares.

        Pursuant to Pensare's amended and restated certificate of incorporation, Pensare is providing its public stockholders with the opportunity to redeem all or a portion of their shares of the Company's common stock at a per-share price, payable in cash, equal to the aggregate amount then on deposit in Pensare's trust account as of two business days prior to the consummation of the Business Combination, including interest, less taxes payable, divided by the number of then outstanding shares of Pensare's common stock that were sold as part of the units in Pensare's initial public offering ("IPO"), which are referred to collectively as public shares, subject to the limitations described herein. For illustrative purposes, based on funds in the trust account of approximately $1.87 million on January 31, 2020, the estimated per share redemption price would have been approximately $10.89. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. Holders of Pensare's outstanding public warrants and rights do not have redemption rights in connection with the Business Combination. The holders of Pensare's founder shares have agreed to waive their redemption rights with respect to their founder shares and the private placement warrants (as defined herein), so long as the private placement warrants are held by the initial holders or their permitted transferees, and all founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, the initial stockholders collectively own approximately 97.9% of Pensare's issued and outstanding shares of common stock.

        Pensare is providing this proxy statement and accompanying proxy card to its stockholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this proxy statement (and any documents incorporated into this proxy statement by reference) carefully.

        Pensare's board of directors has approved the Business Combination Agreement and recommends that its stockholders vote FOR each of the proposals presented to its stockholders. When you consider the board recommendation of these proposals, you should keep in mind that Pensare's directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled "The Business Combination—Interests of Pensare's Directors and Officers in the Business Combination."

        Approval of the Business Combination Proposal requires the affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the special meeting. Approval of the Certificate Proposal requires the affirmative vote of a majority of the outstanding shares of Pensare common stock entitled to vote at the special meeting. Approval of the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Pensare common stock that are voted thereon at the special meeting of stockholders. The boards of directors of Pensare and Computex have already approved the Business Combination Agreement and the Business Combination.

        Pensare has no specified maximum redemption threshold under its amended and restated certificate of incorporation. It is a condition to closing under the Business Combination Agreement, however, that Pensare has, in the aggregate, not less than $35,000,000 of cash that is available for distribution upon the consummation of the Business Combination. If redemptions by Pensare public stockholders cause Pensare to be unable to meet this closing condition, then Computex will not be required to consummate the Business Combination, although it may, in its sole discretion, waive this condition. In the event that Computex waives this condition, Pensare does not intend to seek additional stockholder approval or to extend the time period in which its public stockholders can exercise their redemption rights. In no event, however, will Pensare redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of the Business Combination.

        The Sponsors and Pensare's executive officers and independent directors have agreed to vote their founder shares and any other shares held by them in favor of the Business Combination Proposal.

        Your vote is very important. If you are a holder of record, you must submit the enclosed proxy card. Please vote as soon as possible to ensure that your vote is counted, regardless of whether you expect to attend the applicable special meeting(s) in person. Please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

        If you hold your shares in "street name" through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting.

        If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the proposals presented at the special meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting of stockholders and, if a quorum is present, will have the effect of a vote against the Business Combination Proposal and the Certificate Proposal and no effect on the Incentive Plan Proposal or the Adjournment Proposal. If you are a stockholder of record and you attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

        On behalf of the board of directors of Pensare, I thank you for your support and we look forward to the successful completion of the Business Combination.

Sincerely,
/s/ DARRELL J. MAYS Darrell J. Mays Chief Executive Officer

        February 13, 2020

        This proxy statement is dated February 13, 2020 and is first being mailed to stockholders of the Company on or about that date.

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

PENSARE ACQUISITION CORP.
1720 Peachtree Street, Suite 629
Atlanta, GA 30309

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF PENSARE ACQUISITION CORP.
To Be Held On February 27, 2020

To the Stockholders of Pensare Acquisition Corp.:

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "special meeting") of Pensare Acquisition Corp., a Delaware corporation ("Pensare" or the "Company"), will be held on February 27, 2020, at 11:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, NY 10166. You are cordially invited to attend the special meeting for the following purposes:

          (1)   The Business Combination Proposal: to consider and vote upon a proposal to approve and adopt the Business Combination Agreement, dated as of July 25, 2019, as amended and as it may be further amended (the "Business Combination Agreement"), by and between the Company and Stratos Management Systems, Inc., a Delaware corporation (together with its subsidiaries, "Computex"), Tango Merger Sub Corp., a Delaware corporation ("Merger Sub") and Stratos Management Systems Holdings, LLC, a Delaware limited liability company ("Holdings"), and the transactions contemplated thereby, including the approval for purposes of NASDAQ Listing Rule 5635 of the issuance pursuant to the Business Combination Agreement of a number of shares of Pensare Common Stock that exceeds 20% of the number of shares of Pensare Common Stock that is currently outstanding (collectively, the "Business Combination Proposal");

          (2)   The Certificate Proposal: to consider and vote upon a proposal to approve our amended and restated certificate of incorporation to, among other things:

    •
    change our name to American Virtual Cloud Technologies, Inc.;

    •
    remove certain provisions related to our status as a blank check company; and

    •
    make certain other changes that our board of directors deems appropriate for a public operating company (the "Certificate Proposal"); and

          (3)   The Incentive Plan Proposal: to consider and vote upon a proposal to approve and adopt the American Virtual Cloud Technologies, Inc. 2020 Incentive Compensation Plan (the "Incentive Plan Proposal"); and

          (4)   The Adjournment Proposal: to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote (the "Adjournment Proposal").

        Only holders of record of our common stock at the close of business on January 24, 2020 are entitled to notice of the special meeting of stockholders and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

        Pursuant to our amended and restated certificate of incorporation, we are providing our public stockholders with the opportunity to redeem their shares of our common stock for cash equal to their pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the trust account of approximately $1.87 million on January 31,

2020, the estimated per share redemption price would have been approximately $10.89. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. Holders of our outstanding public warrants do not have redemption rights with respect to such warrants in connection with the Business Combination. All of the holders of Pensare shares issued prior to our initial public offering, which we refer to as "Founder Shares," have agreed to waive their redemption rights with respect to their Founder Shares and our initial stockholders, other than our independent directors, have agreed to waive their redemption rights with respect to any public shares that they may have acquired during or after our initial public offering in connection with the completion of our Business Combination. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, Pensare Sponsor Group, LLC, which we refer to as our "Sponsor," owns approximately 72.1% of our issued and outstanding shares of common stock, consisting of 75.0% of the Founder Shares.

        The transactions contemplated by the Business Combination Agreement will be consummated only if (x) a majority of the outstanding shares of common stock of the Company that are voted at the special meeting of the stockholders are voted in favor of the Business Combination Proposal and (y) the Certificate Proposal is approved. We have no specified maximum redemption threshold under our amended and restated certificate of incorporation. Each redemption of public shares by our public stockholders will decrease the amount in our trust account. In no event, however, will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon consummation of our Business Combination.

        Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposed Business Combination and related transactions and each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC, at (800) 662-5200 (toll free) or (203) 658-9400. This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/pensaregrp/sm2020.

By Order of the Board of Directors,
February 13, 2020
/s/ LAWRENCE E. MOCK, JR. Lawrence E. Mock, Jr. Chairman of the Board

i

ABOUT THIS PROXY STATEMENT

        This document constitutes a notice of meeting and a proxy statement under Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to the special meeting of Pensare stockholders at which Pensare stockholders will be asked to consider and vote upon a proposal to approve the Business Combination by the approval and adoption of the Business Combination Agreement, among other matters.

 FREQUENTLY USED TERMS

        Unless otherwise stated or unless the context otherwise requires, the terms "we," "us," "our," the "Company" and "Pensare" refer to Pensare Acquisition Corp., the terms "Computex" means Stratos Management Systems, Inc., a Delaware corporation and its subsidiaries, and the terms "combined company" and "post-transaction company" refer to Pensare and Computex together following the consummation of the Business Combination.

        In this document:

        "Broker Non-Vote" means the failure of a Pensare stockholder, who holds his, her or its shares in "street name" through a broker or other nominee, to give voting instructions to such broker or other nominee.

        "Business Combination" means the transactions contemplated by the Business Combination Agreement.

        "Business Combination Agreement" means the Business Combination Agreement, dated as of July 25, 2019, as amended and as may be further amended, by and among Pensare, Stratos Management Systems, Inc., a Delaware corporation ("Stratos") Tango Merger Sub Corp., a Delaware corporation ("Merger Sub") and Stratos Management Systems Holdings, LLC, a Delaware limited liability company ("Holdings").

        "Closing" means the closing of the Business Combination.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "DGCL" means the Delaware General Corporation Law.

        "EBC" means EarlyBirdCapital, Inc.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Founder Shares" means the shares of Pensare Common Stock issued prior to Pensare's initial public offering.

        "Initial Stockholders" means the holders of the Founder Shares prior to Pensare's initial public offering.

        "Merger" means the merger of Stratos with and into Merger Sub, with Merger Sub surviving such merger as a wholly-owned subsidiary of the Company.

        "Nasdaq" means the NASDAQ Stock Market LLC.

        "Pensare" means Pensare Acquisition Corp.

        "Pensare Adjournment Proposal" means a proposal to adjourn the special meeting of the stockholders of Pensare to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Pensare Business Combination Proposal.

        "Pensare Business Combination Proposal" means the proposal for the stockholders of Pensare to approve the adoption of the Merger and the Business Combination Agreement, including the approval for purposes of NASDAQ Listing Rule 5635 of the issuance pursuant to the Business Combination Agreement of a number of shares of Pensare Common Stock that exceeds 20% of the number of shares of Pensare Common Stock that is currently outstanding.

        "Pensare Common Stock" means the common stock, par value $0.0001 per share, of Pensare.

        "Private Placement Warrants" means the warrants to purchase Pensare Common Stock purchased by certain of the Initial Stockholders in a private placement in connection with Pensare's initial public offering.

        "Public Shares" means shares of Pensare Common Stock issued as part of the units sold in Pensare's initial public offering.

        "Public Stockholders" means the holders of Public Shares, other than the Initial Stockholders.

        "Public Warrants" means the Warrants included in the units sold in Pensare's initial public offering, each of which is exercisable for one half of one share of Pensare Common Stock, in accordance with its terms.

        "SEC" means the U.S. Securities Exchange Commission.

        "Sponsor" means Pensare Sponsor Group, LLC.

        "Trust Account" means the trust account that holds a portion of the proceeds of Pensare's initial public offering and the concurrent sale of the Private Placement Warrants.

        "U.S. GAAP" means United States generally accepted accounting principles.

        "Warrant Agreement" means the warrant agreement, dated July 27, 2017, by and between Pensare and Continental Stock Transfer & Trust Company governing Pensare's outstanding warrants.

QUESTIONS AND ANSWERS

        The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting, including with respect to the proposed Business Combination. The following questions and answers may not include all the information that is important to Pensare stockholders. Stockholders are urged to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:
Why am I receiving this proxy statement?

A:
Pensare stockholders are being asked to consider and vote upon, among other things, the Business Combination Proposal to approve and adopt the Business Combination Agreement and the transactions contemplated thereby, pursuant to which Stratos will merge with and into Merger Sub, with Merger Sub surviving the Merger as a wholly owned subsidiary of Pensare.

  A copy of the Business Combination Agreement is attached to this proxy statement as Annex A. This proxy statement and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the special meeting. You should read this proxy statement and its annexes carefully and in their entirety.

  Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.

Q:
What is being voted on at the special meeting?

A:
Below are the proposals on which Pensare's stockholders will vote at the special meeting.

1.
The Business Combination Proposal—To consider and vote upon a proposal to approve and adopt the Business Combination Agreement and the Business Combination, including the approval for purposes of NASDAQ Listing Rule 5635 of the issuance pursuant to the Business Combination Agreement of a number of shares of Pensare Common Stock that exceeds 20% of the number of shares of Pensare Common Stock that is currently outstanding.

2.
The Certificate Proposal—To consider and vote upon a proposal to approve the amendment by virtue of the Merger, of Pensare's amended and restated certificate of incorporation, including three sub-proposals to:

  •
  change Pensare's name to "American Virtual Cloud Technologies, Inc."

  •
  make certain other changes to Pensare's amended and restated certificate of incorporation, including the elimination of certain provisions related to our initial business combination that will no longer be relevant following the Closing.

  •
  make certain other changes that our board of directors deems appropriate for a public operating company.

3.
The Incentive Plan Proposal: to consider and vote upon a proposal to approve and adopt the American Virtual Cloud Technologies, Inc. 2020 Incentive Compensation Plan.

4.
The Adjournment Proposal—To consider and vote upon a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and/or the Certificate Proposal (the "Adjournment Proposal" and, together with the Business Combination Proposal, the Certificate Proposal and the Incentive Plan Proposal, the "Proposals").

Q:
Are the Proposals conditioned on one another?

A:
No. Neither the Business Combination Proposal, the Certificate Proposal, the Incentive Plan Proposal or the Adjournment Proposal is conditioned on any other proposal. The Adjournment Proposal does not require the approval of any other proposal to be effective and will only be presented at the special meeting if there are not sufficient votes to approve one or more of the other proposals.

Q:
Why is Pensare providing stockholders with the opportunity to vote on the Business Combination?

A:
Because Stratos will be merged with and into Merger Sub, with Merger Sub surviving the Merger as a wholly owned subsidiary of Pensare, under Delaware law, the Business Combination Agreement must be adopted by the holders of a majority of the outstanding shares of our voting stock. Additionally, under our amended and restated certificate of incorporation, we must provide all Public Stockholders with the opportunity to have their Public Shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, we have elected to provide our stockholders with the opportunity to have their Public Shares redeemed in connection with a stockholder vote rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the Business Combination Proposal in order to comply with Delaware law and to allow our Public Stockholders to effectuate redemptions of their Public Shares in connection with the Closing. The approval of our stockholders of the Business Combination Proposal is also a condition to the Closing in the Business Combination Agreement.

Q:
What will happen in the Business Combination?

A:
At the Closing, Stratos will merge with and into Merger Sub, with Merger Sub surviving the Merger as a wholly owned subsidiary of Pensare. At the effective time of the Merger, all shares of common stock of Stratos shall be canceled and Holdings, as sole stockholder of Stratos, shall be entitled to receive an amount equal to $60,000,000, which amount will be reduced by the estimated amount of Computex's net debt and increased or decreased by the amount by which Computex's estimated net working capital is greater than or less than -$4,300,000, respectively, as of the Closing, as set forth in the Business Combination Agreement (the "Consideration Amount"). At the effective time of the Merger, Pensare shall deliver the Consideration Amount to Holdings as follows: (i) an amount of cash equal to the product of cash raised by Pensare in the private placement of its securities in connection with the closing of the Business Combination (the "PIPE") less $5,000,000 multiplied by 0.67, which shall not be greater than $20,000,000; (ii) shares of Pensare Common Stock equal in value to the Consideration Amount minus the cash paid to Holdings and (iii) shares of the same securities, other than Pensare Common Stock, issued in the PIPE equal in value to $5,000,000.

  For additional information about the Merger, the consideration to be received in the Business Combination and the Business Combination generally, see the section entitled "The Business Combination Agreement."

Q:
What conditions must be satisfied to complete the Business Combination?

A:
There are a number of closing conditions in the Business Combination Agreement, including (i) the approval by our stockholders of the Business Combination Proposal, the Charter Proposal, and the Incentive Plan Proposal; (ii) that no governmental authority has enacted, issued, promulgated, enforced or entered any law, rule, regulation, or order which would prohibit the consummation of the Merger; and (iii) that immediately prior to the effective time of the Merger, Pensare shall have at least an aggregate of $35,000,000 of cash after satisfaction of various obligations. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled "The Business Combination Agreement."

Q:
How will Pensare's amended and restated certificate of incorporation be amended in connection with the Business Combination pursuant to the Certificate Proposal?

A:
The amendments to Pensare's amended and restated certificate of incorporation to be made in connection with the Business Combination pursuant to the Certificate Proposal will, among other things, (i) eliminate certain provisions relating to Pensare being a special purpose acquisition company that will no longer be applicable to the combined company following the Closing, (b) increase the number of authorized shares of common stock from 100,000,000 to 500,000,000 and change the par value from $0.001 to $0.0001 per share, (c) increase the number of authorized shares of preferred stock from 1,000,000 to 5,000,000 and change the par value from $0.001 to $0.0001 per share, (d) create another class of directors so that there will be three classes of directors following the Closing and (e) eliminate the ability of stockholders to act by written consent (thereby requiring stockholders to act only at a duly called annual or special meeting of stockholders). See the section entitled "Proposal No. 2—The Certificate Proposal" for additional information.

Q:
What happens if I sell my shares of Pensare Common Stock before the special meeting?

A:
The record date for the special meeting is earlier than the date that the Business Combination is expected to be completed. If you transfer your shares of Pensare Common Stock after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. However, you will not be able to seek redemption of your shares of Pensare Common Stock because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination in accordance with the provisions described herein. If you transfer your shares of Pensare Common Stock prior to the record date, you will have no right to vote those shares at the special meeting or redeem those shares for a pro rata portion of the proceeds held in the Trust Account.

Q:
What vote is required to approve the Proposals presented at the special meeting?

A:
Approval of the Business Combination Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Pensare Common Stock present and entitled to vote thereon at the special meeting. Approval of the Certificate Proposal requires the affirmative vote of a majority of the outstanding shares of Pensare Common Stock entitled to vote at the special meeting. Approval of each of the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Pensare Common Stock entitled to vote and actually cast thereon at the special meeting.

Q:
May our Sponsor, directors, officers, advisors or their affiliates purchase shares in connection with the Business Combination?

A:
In connection with the stockholder vote to approve the proposed Business Combination, our Sponsor, directors, officers, or advisors or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per share pro rata portion of the Trust Account. None of our Sponsor, directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and, therefore, agrees not to exercise its redemption rights, and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that our Sponsor, directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the Trust Account.

Q:
How many votes do I have at the special meeting?

A:
Pensare's stockholders are entitled to one vote at the special meeting for each share of Pensare Common Stock held of record as of January 24, 2020, the record date for the special meeting. As of the close of business on January 24, 2020, there were 7,932,977 outstanding shares of Pensare Common Stock.

Q:
What constitutes a quorum at the special meeting?

A:
A quorum of Pensare's stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of the Pensare Common Stock outstanding and entitled to vote at the special meeting of stockholders is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

Q:
How will Pensare's Sponsor, directors and officers vote?

A:
In connection with our initial public offering, we entered into an agreement with our Sponsor and each of our directors and officers, pursuant to which each agreed to vote any shares of Pensare Common Stock owned by them in favor of the Business Combination Proposal. Currently, our Sponsor, directors and officers collectively own approximately 75% of our issued and outstanding shares of Pensare Common Stock, including the Founder Shares. See the section entitled "Security Ownership of Certain Beneficial Owners and Management" for additional information.

Q:
What interests do the current officers and directors have in the Business Combination?

A:
In considering the recommendation of our board of directors to vote in favor of the Business Combination, stockholders should be aware that, aside from their interests as stockholders, our Sponsor and our directors and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•
the beneficial ownership of the Sponsor and our officers and directors of an aggregate of 5,953,500 shares of Pensare Common Stock, which shares would become worthless if Pensare does not complete an initial business combination within the applicable time period, as our Initial Stockholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $62.7 million based on the closing price of the Pensare Common Stock of $10.54 on Nasdaq on February 12, 2020;

•
the beneficial ownership of our Sponsor of 7,017,290 warrants to purchase 7,017,290 shares of Pensare Common Stock, which warrants would expire and become worthless if we do not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $2.3 million based on the closing price of our warrants of $0.33 on Nasdaq on February 12, 2020;

  •
  the chairman of our board of directors and a director of Computex, Mr. Mock, is the Managing Partner of Navigation Capital Partners, which is Computex's controlling shareholder, and pursuant to the Business Combination Agreement, in addition to continuing to serve as the Chairman of Pensare's board of directors, Mr. Mock will remain on the Surviving Corporation's board of directors upon the Closing;

  •
  working capital loans from our Sponsor in an aggregate amount of approximately $8.3 million, as of December 31, 2019, which will be repaid only if Pensare completes an initial business combination; and

  •
  the continued indemnification of our current directors and officers and the continuation of directors' and officers' liability insurance after the Business Combination.

        These interests may influence our directors in making their recommendation that you vote in favor of the Business Combination Proposal, and the transactions contemplated thereby.

Q:
What happens if I vote against the Business Combination Proposal?

A:
Under Pensare's amended and restated certificate of incorporation, if the Business Combination Proposal is not approved and we do not otherwise consummate an alternative business combination by April 1, 2020, we will (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any income or franchise taxes payable, divided by the total number of Public Shares then outstanding (which redemption will completely extinguish such holders' rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of our then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by our board of directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Company advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Company's net assets to its remaining stockholders, as part of the Company's plan of dissolution and liquidation, subject (in the case of clauses (ii) and (iii) above) to the Company's obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Q:
Do I have redemption rights?

A:
If you are a holder of Public Shares, you may elect to have your Public Shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest not previously released to Pensare to pay its franchise and income taxes, by (b) the total number of Public Shares. However, Pensare will not redeem any Public Shares to the extent that such redemption would result in Pensare having net tangible assets as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act of less than $5,000,001 upon consummation of our Business Combination. You do not have to be a holder of Public Shares as of the record date or vote on the any of the proposals in order to redeem your Public Shares. Our Sponsor, directors and officers have agreed to waive their redemption rights with respect to any shares of Pensare's capital stock they may hold in connection with the consummation of the Business Combination. The Founder Shares will be excluded from the pro rata calculation used to determine the per share redemption price. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account as of January 31, 2020 of approximately $1.87 million, the estimated per share redemption price would have been approximately $10.89. Additionally, shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise, holders of such shares will only be entitled to a pro rata portion of the Trust Account (including interest not previously released to us to pay our franchise and income taxes) in connection with the liquidation of the Trust Account or if we subsequently complete a different business combination on or prior to April 1, 2020.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your shares of Pensare Common Stock for or against or abstain from voting on the Business Combination Proposal or any other Proposal described in this proxy statement. As a result, the Business Combination can be approved by stockholders who will redeem their shares and no longer remain stockholders.

Q:
How do I exercise my redemption rights?

A:
You do not need to be a stockholder as of the record date in order to exercise redemption rights with respect to your Public Shares. In order to exercise your redemption rights, you must, prior to 4:30 p.m. Eastern time on February 25, 2020 (two business days before the special meeting), (i) submit a written request to our transfer agent that we redeem your Public Shares for cash, and (ii) deliver your Public Shares to our transfer agent physically or electronically through the Depository Trust Company ("DTC"). The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed below. The Company requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your Public Shares generally will be faster than delivery of physical share certificates.

  A physical share certificate will not be needed if your shares are delivered to our transfer agent electronically. In order to obtain a physical share certificate, a stockholder's broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

  Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the following address:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
Whether the redemption is subject to U.S. federal income tax depends on your particular facts and circumstances. See the section entitled "Certain U.S. Federal Income Tax Considerations." We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights.

Q:
If I am a right holder or warrant holder, can I exercise redemption rights with respect to my rights or warrants?

A:
No. The holders of our rights or warrants have no redemption rights with respect to our rights or warrants.

Q:
What happens to the funds deposited in the Trust Account after consummation of the Business Combination?

A:
If the Business Combination Proposal is approved, Pensare intends to use a portion of the funds held in the Trust Account to pay (i) Pensare's aggregate costs, fees and expenses in connection with the consummation of the Business Combination, (ii) tax obligations and deferred underwriting commissions from Pensare's initial public offering and (iii) any redemptions of Public Shares. The remaining balance in the Trust Account, together with proceeds received from the sale by Pensare of any other securities prior to the Closing, will be contributed by Pensare to Computex and, will become funds of Computex. Computex expects to use such funds to pay expenses incurred by Computex in connection with the Business Combination, to repay existing Computex debt, to fund future acquisitions or for other general corporate purposes. See the section entitled "The Business Combination Agreement" for additional information.

Q:
Did Pensare's board of directors obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A:
Yes. On July 24, 2019, Cassel Salpeter & Co., LLC ("Cassel Salpeter") rendered its oral opinion to Pensare's board of directors (which was confirmed in writing by delivery of Cassel Salpeter's written opinion dated such date) as to, as of July 24, 2019, the fairness, from a financial point of view, to Penasare of the consideration to be issued and paid by Pensare in the Merger pursuant to the Business Combination Agreement (the "Merger Consideration"). The summary of the opinion in this proxy statement is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex D to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Cassel Salpeter in preparing its opinion. However, neither Cassel Salpeter's written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any stockholder as to how such stockholder should act or vote with respect to any matter relating to the proposed Merger.

  The opinion was addressed to Pensare's board of directors for the use and benefit of the members of Pensare's board of directors (in their capacities as such) in connection with Pensare's board of directors' evaluation of the Merger. Cassel Salpeter's opinion was just one of the several factors that Pensare's board of directors took into account in making its determination to approve the Merger, including those described elsewhere in this proxy statement.

Q:
What happens if the Business Combination is not consummated or is terminated?

A:
There are certain circumstances under which the Business Combination Agreement may be terminated. See the section entitled "The Business Combination Agreement" for additional information regarding the parties' specific termination rights. In accordance with Pensare's amended and restated certificate of incorporation, if an initial business combination is not consummated by April 1, 2020 we will (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any income or franchise taxes payable, divided by the total number of Public Shares then outstanding (which redemption will completely extinguish such holders' rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of our then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by our board of directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Company advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Company's net assets to its remaining stockholders, as part of the Company's plan of dissolution and liquidation, subject (in the case of clauses (ii) and (iii) above) to the Company's obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

  Pensare expects that the amount of any distribution its Public Stockholders will be entitled to receive upon its dissolution will be approximately the same as the amount they would have received if they had redeemed their shares in connection with the Business Combination, subject in each case to Pensare's obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Holders of our Founder Shares have waived any right to any liquidating distributions with respect to those shares.

  In the event of liquidation, there will be no distribution with respect to Pensare's outstanding rights or warrants. Accordingly, the rights and warrants will expire worthless.

Q:
When is the Business Combination expected to be consummated?

A:
It is currently anticipated that the Business Combination will be consummated promptly following the special meeting of Pensare stockholders to be held on February 27, 2020; provided that all the requisite stockholder approvals are obtained and other conditions to the consummation of the Business Combination have been satisfied or waived. For a description of the conditions for the completion of the Business Combination, see the section entitled "The Business Combination Agreement."

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement, including "Risk Factors" and the annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote?

A:
If you were a holder of record of shares of Pensare Common Stock on January 24, 2020, the record date for the special meeting, you may vote with respect to the Proposals in person at the special meeting or by completing signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in "street name," which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:
What will happen if I abstain from voting or fail to vote at the special meeting?

A:
At the special meeting, Pensare will count a properly executed proxy marked "ABSTAIN" with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, failure to vote or an abstention will have no effect on the Incentive Plan Proposal or the Adjournment Proposal, but will have the same effect as a vote AGAINST the Business Combination Proposal and the Certificate Proposal.

Q:
What will happen if I sign and submit my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by Pensare without an indication of how the stockholder intends to vote on a proposal will be voted "FOR" each Proposal presented to the stockholders.

Q:
If I am not going to attend the special meeting in person, should I submit my proxy card instead?

A:
Yes. Whether you plan to attend the special meeting or not, please read this proxy statement carefully, and vote your shares by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
If my shares are held in "street name," will my broker, bank or nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Pensare believes the Proposals presented to the stockholders will be considered non-discretionary, and therefore your broker, bank or nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:
May I change my vote after I have submitted my executed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to Pensare's secretary at the address listed below so that it is received by our secretary prior to the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Pensare's secretary, which must be received prior to the special meeting.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Pensare Acquisition Corp.
1720 Peachtree Street, Suite 629
Atlanta, GA 30309

  You may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers call collect at: (203) 658-9400)
Email: WRLS.info@morrowsodali.com

  To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

  You may also obtain additional information about Pensare from documents filed with the United States Securities and Exchange Commission (the "SEC") by following the instructions in the section entitled "Where You Can Find More Information."

  If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting in accordance with the procedures detailed under the question "How do I exercise my redemption rights?" If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
Pensare will pay the cost of soliciting proxies for the special meeting. Pensare has engaged Morrow Sodali LLC, to assist in the solicitation of proxies for the special meeting. Pensare has agreed to pay Morrow Sodali LLC a fee of $7,500, plus disbursements. Pensare will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. Pensare will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Pensare Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Pensare Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

SUMMARY OF THE PROXY STATEMENT

        This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Business Combination and the proposals to be considered at the special meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled "Where You Can Find More Information" beginning on page 205.

Parties to the Business Combination

  Pensare Acquisition Corp.

        Pensare is a blank check company formed pursuant to the laws of the State of Delaware on April 7, 2016 for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or other similar business combination with one or more businesses or entities. Upon the Closing, we intend to change our name from "Pensare Acquisition Corp." to American Virtual Cloud Technologies, Inc.

        Our common stock, units, warrants and rights are currently listed on Nasdaq under the symbols "WRLS," "WRLSU," "WRLSW" and "WRLSR," respectively. We intend to apply to continue the listing of our common stock and warrants on Nasdaq under the symbols "PNSR" and "PNSRW", respectively, following the Closing. At the closing of the Business Combination, each unit will separate into its components consisting of one share of common stock, one-half of one warrant (each whole warrant entitling the holder thereof to purchase one share of our common stock) and one right to receive one-tenth of one share of our common stock. The rights will be converted into shares of common stock in connection with the Closing, but we will not issue fractional shares.

        The mailing address of Pensare's principal executive office is 1720 Peachtree Street, Suite 629, Atlanta, GA 3030, and its telephone number is (404) 234-3098.

  Computex

        Computex is an IT solutions provider that delivers actionable outcomes for organizations by using IT and technology solutions to drive business outcomes and innovation. Leveraging its engineering talent, Computex assesses, designs, delivers, secures, and manages solutions comprised of leading technologies aligned with its customers' needs. Stratos was founded in 2012 and serves primarily as a holding company for its operating subsidiaries, First Byte Computers, Inc., Computex, Inc. and eNetsolutions, L.L.C., each of which do business as Computex Technology Solutions.

        The mailing address of Computex's principal executive office is 5355 W. Sam Houston Parkway N #390, Houston, TX 77041 and its telephone number is (713) 780-7580.

        For more information about Computex, see the section entitled "Information about Computex" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Computex and Subsidiaries."

The Business Combination

The Business Combination Agreement (see page 104)

        On July 24, 2019, Pensare entered into the Business Combination Agreement with Merger Sub, Holdings and Stratos for the purposes specified therein, pursuant to which, among other matters described in this proxy statement, Stratos will be merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned direct subsidiary of Pensare (the "Surviving Corporation"), on the terms and subject to the conditions set forth in the Business Combination Agreement, which was amended on December 20, 2019. A copy of the Business Combination Agreement is attached to this proxy statement as Annex A.

        Prior to the Closing, the common stock of Stratos is held by Holdings, the sole stockholder of Stratos. Pursuant to the Business Combination Agreement, at the Closing, Holdings will be entitled to receive, as consideration, (i) an amount of cash equal to the product of cash raised by Pensare in the PIPE less $5,000,000 multiplied by 0.67, which shall not be greater than $20,000,000 (the "Cash Consideration"); (ii) shares of Pensare Common Stock equal in value to the Consideration Amount minus the Cash Consideration (the "Stock Consideration") and (iii) shares of the same securities issued in the PIPE, other than Pensare Common Stock, equal in value to $5,000,000 (the "PIPE Consideration" and together with the Cash Consideration and Stock Consideration, collectively, the "Merger Consideration").

        Following the Closing, the Merger will have occurred, in which the Surviving Corporation will become a wholly-owned direct subsidiary of Pensare.

        The Merger is to become effective by the filing of a certificate of merger with the Secretary of State of the State of Delaware and will become effective immediately upon such filing (the "Effective Time"). The parties will hold a Closing to verify that all closing conditions have been satisfied or waived immediately prior to the filing of the documents to effect the Business Combination. Pensare, Holdings, Stratos and Merger Sub will complete the Business Combination no later than five business day after the satisfaction or waiver of each of the conditions to the completion of the Business Combination (or on such other date, time or place as Pensare, Holdings, Stratos and Merger Sub may mutually agree to in writing).

        At the Effective Time, all the property, rights, privileges, immunities, powers, franchises, licenses and authority of Stratos and Merger Sub will vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of Stratos and Merger Sub will become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

        Pursuant to the Business Combination Agreement, the consideration amount is $60,000,000, to be adjusted with respect to the debt and net working capital of Computex as of the Closing.

        Pursuant to the Business Combination Agreement, the "Per Share Price" will mean the lower of (a) the average closing price of Pensare Common Stock on Nasdaq during the ten-consecutive trading day period ending on the third business day prior to the Closing Date or (b) if Pensare shall issue any shares of Pensare Common Stock prior to the Closing (including pursuant to the Private Placement (as defined below)), then the lowest price per share of Pensare Common Stock issued by Pensare.

        For more information see "The Business Combination Agreement—Consideration to be Received in the Business Combination; Delivery of Consideration."

Conditions to Complete the Business Combination (see page 111)

  Mutual Conditions

        Under the Business Combination Agreement, the respective obligations to consummate the Merger and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction or waiver of the following conditions:

  •
  the Pensare Proposals will have been approved and adopted by the requisite affirmative vote of the stockholders of Pensare in accordance with this proxy statement, the DGCL, the organizational documents of Pensare and the rules and regulations of Nasdaq;

  •
  the absence of any law, rule, regulation, judgment, decree, executive order or award then in effect or that has the effect of making the Merger or other transactions contemplated by the Business Combination Agreement illegal or otherwise prohibits their consummation; and

  •
  Pensare having available funds at the Closing of at least $35,000,000 after taking into account the redemption contemplated by the Business Combination Agreement and the sale and issuance by Pensare of Pensare Common Stock or other securities of Pensare in the PIPE.

  Pensare and Merger Sub Conditions

        Under the Business Combination Agreement, Pensare's and Merger Sub's obligations to consummate the Merger and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction or waiver of the following conditions, among others:

  •
  the representations and warranties of Holdings and Computex being true and correct, subject to materiality standards contained in the Business Combination Agreement;

  •
  performance and compliance in all material respects by Holdings and Computex with their agreements and covenants to be performed at or complied with on or prior to the Closing; and

  •
  no Computex material adverse effect will have occurred since the date of the Business Combination Agreement.

  Holdings and Computex Conditions

        Under the Business Combination Agreement, Holdings' and Computex's obligations to consummate the Merger and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction or waiver of the following conditions, among others:

  •
  the representations and warranties of Pensare and Merger Sub being true and correct, subject to materiality standards contained in the Business Combination Agreement;

  •
  performance and compliance in all material respects by Pensare and Merger Sub with their agreements and covenants to be performed at or complied with on or prior to the Closing; and

  •
  no material adverse effect of Pensare will have occurred since the date of the Business Combination Agreement.

        For more information about these and other closing conditions, see the section entitled "The Business Combination Agreement—Conditions to Complete the Business Combination."

Regulatory Approvals Required for the Business Combination (see page 84)

        Pensare and Computex are not aware of any regulatory approvals in the United States required for the consummation of the Business Combination.

        For more information about these regulatory matters, see the section entitled "The Business Combination—Regulatory Approvals Required for the Business Combination."

Termination of the Business Combination Agreement (see page 111)

        The Business Combination Agreement may be terminated by mutual written consent of Pensare and Holdings or by either Pensare or Holdings if(a) the Closing does not occur by the Outside Date, (b) consummation of the Business Combination is prohibited by law, (c) the Business Combination Agreement does not receive the requisite vote for approval at the meeting of the stockholders of Pensare duly convened or any adjournment or postponement thereof or (d) Pensare does not obtain an extension required as set forth in the Business Combination Agreement prior to the consummation of the Business Combination.

        Pensare may terminate the Business Combination Agreement if (a) Holdings or Computex has breached any of its representations, warranties, covenants or other agreements set forth in the Business

Combination Agreement and such breach (i) would or does result in the failure to fulfill any condition to the Closing set forth in the Business Combination Agreement and (ii) if capable of being cured, has not been cured within thirty days following written notice from Pensare of such breach or (b) there will have occurred a Computex material adverse effect after the date of the Business Combination Agreement.

        Holdings may terminate the Business Combination Agreement if (a) Pensare and Merger Sub have breached any of their representations, warranties, covenants or other agreements set forth in the Business Combination Agreement and such breach (i) would or does result in the failure to fulfill any condition to the Closing set forth in the Business Combination Agreement and (ii) if capable of being cured, has not been cured within thirty days follows written notice from Holdings of such breach, or (b) there will have occurred a material adverse effect of Pensare after the date of the Business Combination Agreement.

        For more information about these termination rights, see the section entitled "The Business Combination Agreement—Termination of the Business Combination Agreement."

Amendment to the Charter (see page 116)

        Pursuant to the Business Combination Agreement, at the Effective Time, Pensare's charter will be amended and restated to, among other things:

  •
  change our name to American Virtual Cloud Technologies, Inc.;

  •
  remove certain provisions related to our status as a blank check company; and

  •
  make certain other changes that our board of directors deems appropriate for a public operating company.

        For more information about these amendments to the charter, see the section entitled "Proposal No. 2—The Certificate Proposal."

Other Agreements Related to the Business Combination Agreement

        The Lock-Up Agreement (see page 114)

        In connection with the Business Combination, Pensare, Holdings and Navigation Capital Partners II, L.P. ("Navigation") will enter into a Lock-up Agreement at the Closing (the "Lock-up Agreement"). Under the terms of the Lock-up Agreement, Holdings and Navigation will agree not to sell or otherwise transfer certain of the shares of Pensare Common Stock issued to Holdings in the Business Combination which are beneficially owned by Navigation (or any of its permitted transferees) as specified therein. Such transfer restrictions will expire one year after the Closing or such earlier date as the Founder Shares held by Pensare's Initial Stockholders may be released from the escrow arrangements entered into in connection with Pensare's initial public offering.

        For more information about the Lock-up Agreement, see the section entitled "Certain Agreements Relating to the Business Combination Agreement—The Lock-Up Agreement."

Interests of Certain Persons in the Business Combination (see page 83)

        In considering the recommendation of our board of directors to vote in favor of the Business Combination, stockholders should be aware that, aside from their interests as stockholders, our Sponsor and our directors and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

  •
  the beneficial ownership of the Sponsor and our officers and directors of an aggregate of 5,953,500 shares of Pensare Common Stock, which shares would become worthless if Pensare does not complete an initial business combination within the applicable time period, as our Initial Stockholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $62.7 million based on the closing price of the Pensare Common Stock of $10.54 on Nasdaq on February 12, 2020;

  •
  the beneficial ownership of our Sponsor of 7,017,290 warrants to purchase 7,017,290 shares of Pensare Common Stock, which warrants would expire and become worthless if we do not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $2.3 million based on the closing price of our warrants of $0.33 on Nasdaq on February 12, 2020;

  •
  the chairman of our board of directors and a director of Computex, Mr. Mock, is the Managing Partner of Navigation Capital Partners, which is Computex's controlling shareholder, and pursuant to the Business Combination Agreement, in addition to continuing to serve as the Chairman of Pensare's board of directors, Mr. Mock will also remain on the Surviving Corporation's board of directors upon the Closing;

  •
  working capital loans from our Sponsor in an aggregate amount of approximately $8.3 million, as of December 31, 2019, which will be repaid only if Pensare completes an initial business combination; and

  •
  the continued indemnification of our current directors and officers and the continuation of directors' and officers' liability insurance after the Business Combination.

        These interests may influence our directors in making their recommendation that you vote in favor of the Business Combination Proposal, and the transactions contemplated thereby.

Reasons for the Approval of the Business Combination (see page 69)

        After careful consideration, our board of directors recommends that Pensare stockholders vote "FOR" each Proposal being submitted to a vote of the Pensare stockholders at the Pensare special meeting.

        For a description of Pensare's reasons for the approval of the Business Combination and the recommendation of our board of directors, see the section entitled "The Business Combination—Pensare's Board of Directors' Reasons for the Approval of the Business Combination."

Redemption Rights (see page 62)

        Pursuant to Pensare's amended and restated certificate of incorporation, any holders of Public Shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less franchise and income taxes payable, calculated as of two business days prior to the consummation of the Business Combination. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of Pensare's initial public offering as of two business days prior to the consummation of the Business Combination, less franchise and income taxes payable, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the Trust Account of approximately $1.87 million on January 31, 2020, the estimated per share redemption price would have been approximately $10.89.

        Redemption rights are not available to holders of rights or warrants in connection with the Business Combination. For more information about the redemption rights, see the section entitled "Special Meeting of Pensare Stockholders—Redemption Rights."

Board of Directors (see page 110)

        The composition of Pensare's board of directors will remain unchanged following the Business Combination.

Accounting Treatment of the Business Combination (see page 84)

        The Business Combination will be accounted for as a forward merger under the Acquisition Method in accordance with GAAP. Under this method of accounting, a new subsidiary of Pensare, Merger Sub, will be incorporated, Computex will be treated as the acquired company and Pensare will be treated as the acquirer for financial reporting purposes.

        The acquisition method of accounting is based on Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") 805, Business Combinations ("ASC 805"), and uses the fair value concepts defined in FASB ASC 820, Fair Value Measurements ("ASC 820"). ASC 805 requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date by Pensare, who was determined to be the accounting acquirer.

        Under ASC 805, acquisition-related transaction costs are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred, or if related to the issuance of debt, capitalized as debt issuance costs. Acquisition-related transaction costs expected to be incurred as part of the business combination, include estimated fees related to the issuance of long-term debt, as well as advisory, legal and accounting fees.

Appraisal or Dissenters' Rights (see page 64)

        No appraisal or dissenters' rights are available to holders of shares of Pensare Common Stock or Pensare Warrants or rights in connection with the Business Combination.

Other Proposals (see pages 116, 122, and 132)

        In addition to the Pensare Business Combination Proposal, Pensare stockholders will be asked to vote on the Certificate Proposal, the Incentive Plan Proposal and the Pensare Adjournment Proposal. For more information about the Certificate Proposal, the Incentive Plan Proposal or the Pensare Adjournment Proposal, see the sections entitled "Proposal No. 2—The Certificate Proposal," "Proposal No. 3—Incentive Plan Proposal" and "Proposal No. 4—The Pensare Adjournment Proposal."

Date, Time and Place of Special Meeting (see page 59)

        The special meeting of stockholders of Pensare will be held at 11:00 a.m., Eastern time, on February 27, 2020, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, NY 10166, or such other date, time and place to which such meeting may be adjourned or postponed, for the purpose of considering and voting upon the proposals.

Voting Power; Record Date (see page 60)

        You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Common Stock at the close of business on January 24, 2020, which is the record date for the special meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the record date. If your shares are held in "street name" or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. As of February 13, 2020 there were 7,932,977 shares of Pensare Common Stock outstanding in the aggregate, of which 170,477 are Public Shares and 5,953,500, or 75%, are Founder Shares held by our Sponsor, directors and officers.

Solicitation of Proxies (see page 64)

        Proxies may be solicited by mail. Pensare has engaged Morrow Sodali LLC to assist in the solicitation of proxies. If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the special meeting. A stockholder may also change its vote by submitting a later dated proxy as described in the section entitled "Special Meeting of Pensare Stockholders—Revocability of Proxies."

Quorum and Required Vote for Proposals for the Special Meeting (see page 61)

        A quorum of Pensare stockholders is necessary to hold a valid meeting. Holders of a majority of the shares of Pensare Common Stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. Abstentions will count as present for the purposes of establishing a quorum.

        Approval of the Pensare Business Combination Proposal requires the affirmative vote of at least a majority of the outstanding shares of Pensare Common Stock present and entitled to vote at the special meeting of stockholders. Abstentions will have the same effect as a vote "AGAINST" the Pensare Business Combination Proposal. Broker Non-Votes will not have any effect on the outcome of the Business Combination proposal. The approval of the Certificate Proposal requires the affirmative vote of at least a majority of the outstanding shares of Pensare Common Stock entitled to vote at the special meeting of stockholders. Abstentions and Broker Non-Votes will have the same effect as a vote "AGAINST" the Certificate Proposal. The approval of the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Pensare Common Stock that are voted thereon at the special meeting of stockholders. Accordingly, a Pensare stockholder's failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a Broker Non-Vote will have no effect on the outcome of any vote on the Incentive Plan Proposal or the Adjournment Proposal.

Recommendation of Pensare Board of Directors (see page 59)

        Our board of directors believes that each of the Pensare Business Combination Proposal, the Certificate Proposal, the Incentive Plan Proposal and the Pensare Adjournment Proposal is in the best interest of Pensare and its stockholders and recommends that its stockholders vote "FOR" each of the Proposals to be presented at the special meeting.

        When you consider the recommendation of Pensare's board of directors in favor of approval of these Proposals, you should keep in mind that our Sponsor, members of our board of directors and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests as a stockholder. Please see the section entitled "The Business Combination—Interests of Pensare's Directors and Officers in the Business Combination."

Risk Factors (see page 29)

        In evaluating the Proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled "Risk Factors." On September 11, 2019 and September 23, 2019, we received written notices from the Listing Qualifications Department of Nasdaq indicating that we were not in compliance with Listing Rule 5550(a)(3), which requires us to have at least 300 public holders for continued listing on the NASDAQ Capital Market and Listing Rule 5550(a)(4), due to our failure to meet the minimum

500,000 publicly held shares requirement for continued listing on the NASDAQ Capital Market. We submitted a plan to regain compliance with these rules on October 25, 2019 and were subsequently granted an extension to complete our business combination and demonstrate our compliance with Nasdaq's initial listing requirements by March 9, 2020. The listing of Pensare Common Stock on Nasdaq as of the Closing Date is a condition to each party's obligation to complete the Business Combination. In the event that Pensare Common Stock is not listed on Nasdaq as of the Closing Date, the consummation of the Business Combination might not occur. For more information, please see the risk factor entitled "Nasdaq may delist our securities from quotation on its exchange which could limit investors' ability to make transactions in our securities and subject us to additional trading restrictions" beginning on page 40.

SELECTED HISTORICAL FINANCIAL DATA OF COMPUTEX

        The following table shows selected historical combined financial information of the businesses to be acquired by Pensare for the periods and as of the dates indicated. The selected historical combined financial information as of and for the years ended December 31, 2018 was derived from the audited historical combined financial statements of Computex included elsewhere in this proxy statement. The selected historical interim condensed combined financial information of Computex as of September 30, 2019 and for the nine months ended June 30, 2019 and 2018 was derived from the unaudited interim condensed combined financial statements of Computex included elsewhere in this proxy.

        Computex's historical results are not necessarily indicative of future operating results. The selected combined financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of SMS", as well as the historical combined financial statements of Computex and accompanying notes included elsewhere in this proxy statement.

	Nine months ended September 30,		For the year ended December 31,	For the year ended December 31,
In thousands	2019	2018	2018	2017
	(Unaudited)
Statement of Operations Data:
Sales	$92,554	$95,475	$154,846	$134,796
Cost of sales	74,036	76,408	124,928	106,397
Selling, general and administrative expenses	19,832	21,176	30,441	27,545

(Loss) income from operations	(1,314)	(2,109)	(523)	854
Interest expense	(979)	(907)	(1,303)	(1,271)
Other income	147	56	—	—
Provision for income taxes	(5)	(61)	(96)	(885)

Net loss	$(2,151)	$(3,021)	$(1,922)	$(1,302)

Balance Sheet Data (at end of period):
Cash	$543		$260	$677
Property and equipment, net	10,223		12,241	15,193
Deferred contract costs	2		9	16
Intangible assets and goodwill	23,865		24,606	23,957
Total Assets	47,131		79,959	66,238
Total Liabilities	37,205		67,882	52,239
Cash Flow Data:
Net cash provided by (used in) operating activities	$2,354	$(3,898)	$3,555	$14,540
Net cash (used in) investing activities	(518)	(58)	(334)	(10,057)
Net cash (used in) provided by financing activities	(1,553)	3,381	(3,638)	(3,877)
Other Financial Data:
EBITDA(1)	$2,443	$1,712	$4,591	$6,707
Adjusted EBITDA(1)	2,668	2,916	6,247	7,166

(1)
EBITDA and Adjusted EBITDA are non-GAAP financial measures. For a definition of EBITDA and Adjusted EBITDA and a reconciliation of EBITDA and Adjusted EBITDA to net income, see "Non-GAAP Financial Measures" below.

 Non-GAAP Financial Measures

        EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered as a substitute for net income (loss), operating income (loss) or any other performance measure derived in accordance with United States generally accepted accounting principles ("GAAP") or as an alternative to net cash provided by operating activities as a measure of Computex's profitability or liquidity. Computex's management believes EBITDA and Adjusted EBITDA are useful because they allow external users of its financial statements, such as industry analysts, investors, lenders and rating agencies, to more effectively evaluate its operating performance, compare the results of its operations from period to period against Computex's peers without regard to Computex's financing methods, hedging positions or capital structure and because it highlights trends in Computex's business that may not otherwise be apparent when relying solely on GAAP measures. Computex presents EBITDA and Adjusted EBITDA because it believes EBITDA and Adjusted EBITDA are important supplemental measures of its performance that are frequently used by others in evaluating companies in its industry. Because EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income (loss) and may vary among companies, the EBITDA and Adjusted EBITDA Computex presents may not be comparable to similarly titled measures of other companies. Computex defines EBITDA as earnings before interest, income taxes, depreciation and amortization of intangibles. Computex defines Adjusted EBITDA as EBITDA excluding stock-based compensation and impairment losses.

        The following table presents a reconciliation of EBITDA and Adjusted EBITDA from net loss, Computex's most directly comparable financial measure calculated and presented in accordance with GAAP.

	Nine Months Ended September 30,		Year Ended December 31,
In thousands	2019	2018	2018	2017
Net loss	$(2,151)	$(3,021)	$(1,922)	$(1,302)
Interest expense	979	907	1,303	1,271
Depreciation and amortization	3,610	3,765	5,114	5,853
Income taxes	5	61	96	885

EBITDA	2,443	1,712	4,591	6,707
Waived audit adjustments	—	—	—	(109)
Restructuring expenses	—	979	1,356	268
Management Fee	225	225	300	300

Adjusted EBITDA	$2,668	$2,916	$6,247	$7,166

 SELECTED HISTORICAL FINACIAL DATA OF PENSARE

        The following table shows selected historical financial information of Pensare for the periods and as of the dates indicated. The selected historical financial information of Pensare as of March 31, 2019 and 2018 and the period from April 7, 2017 (inception) to March 31, 2017 was derived from the audited historical financial statements of Pensare included elsewhere in this proxy statement. The selected interim financial information of Pensare as of December 31, 2019 and for the nine months ended December 31, 2019 and 2018 was derived from unaudited interim financial statements of Pensare included elsewhere in this proxy statement. The following table should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of Pensare" and our historical financial statements and the notes and schedules related thereto, included elsewhere in this proxy statement.

	Nine Months Ended December 31,		For the year ended March 31,	For the year ended March 31,	For the period from April 7, 2016 (inception) through March 31,
	2019	2018	2019	2018	2017
	(Unaudited)
Income Statement Data:
Loss from operations	$(4,091,630)	$(2,209,291)	$(4,507,961)	$(3,939,349)	$(59,193)
Interest income	1,360,874	3,785,945	5,281,923	1,603,302	—
Net (loss) income	(2,946,756)	1,768,881	989,799	(2,520,045)	(59,193)
Cash Flow Data:
Net cash used in operating activities	(3,011,564)	(1,518,806)	(2,041,313)	(1,332,905)	(56,798)
Net cash provided by (used in) investing activities	289,951,097	175,195	26,930,417	(310,518,918)	—
Net cash provided by (used in) financing activities	(286,911,587)	1,000,000	(25,236,515)	312,325,937	65,360

	As of December 31, 2019	As of March 31, 2019	As of March 31, 2018	As of March 31, 2017
	(Unaudited)
Balance Sheet Data:
Cash	$163,211	$135,265	$482,676	$8,562
Cash and marketable securities held in Trust Account	1,864,534	290,454,757	312,103,251	—
Total Assets	2,081,646	290,842,420	312,712,179	263,671
Notes payable—related party (convertible and promissory)	8,317,734	3,222,373	—	—
Common stock subject to possible redemption	—	277,342,970	304,812,059	—
Total Stockholders' Equity	(12,610,733)	5,000,001	5,000,001	(59,182)

SELECTED UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL INFORMATION

        Pensare is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Business Combination.

        Subsequent to the consummation of the Business Combination, Pensare intends to convert to calendar year-end to conform with Computex's financial year-end.

        Please refer to the historical financial statements of Pensare and Computex and the related notes included elsewhere in this proxy statement, as well as the section entitled "Unaudited Pro Forma Condensed Combined Financial Statements". Computex's historical financial statements are presented as of September 30, 2019 and December 31, 2018.

        The pro forma financial information for the nine months ended September 30, 2019 for Pensare has been compiled using quarterly information for the nine months ending December 31, 2019 as reported in Form 10-Q for the nine months ending December 31, 2019. The pro forma financial information for Computex has been compiled using quarterly information for the nine months ending September 30, 2019.

        The pro forma financial information for the year ended December 31, 2018 for Pensare has been compiled using quarterly information for the three month period ending March 31, 2018 as reported in form 10-K for the year ending March 31, 2018 and nine months ended December 31, 2018 as reported in From 10-Q.

	Pro Forma Nine Months Ended September 30, 2019		Pro Forma Year Ended December 31, 2018
In thousands	Assuming No Redemptions	Assuming Maximum Redemptions	Assuming No Redemptions	Assuming Maximum Redemptions
	(Unaudited)		(Unaudited)
Statement of Operations Data:
Sales	$92,554	$92,554	$154,846	$154,846
Cost of sales	74,036	74,036	124,928	124,928

Gross profit	18,518	18,518	29,918	29,918
Selling, general and administrative expenses	23,924	23,924	35,795	35,795

Loss from operations	(5,406)	(5,406)	(5,877)	(5,877)
Other income	553	521	529	488
Interest expense	(4,102)	(4,102)	(5,192)	(5,192)

Loss before taxes	(8,955)	(8,987)	(10,540)	(10,581)
Benefit from income taxes	839	848	1,992	2,003

Net loss	$(8,116)	$(8,139)	$(8,548)	$(8,578)

Balance Sheet Data (at end of period):
Cash	22,616	20,752
Property and equipment, net	10,234	10,234
Deferred contract costs	2	2
Intangible assets and goodwill	71,289	71,289
Total assets	119,332	117,468
Total liabilities	71,353	71,353
Total stockholders' equity	47,979	46,115

 COMPARATIVE PER SHARE DATA

        The following table sets forth selected historical equity ownership of Pensare and Computex and unaudited pro forma condensed consolidated combined per share ownership information of Pensare after giving effect to the Business Combination, assuming two redemption scenarios as follows:

          *Assuming No Redemptions:  This scenario assumes that no shares of Pensare Common Stock are redeemed by the public stockholders

          *Assuming Maximum Redemptions:  This scenario assumes that all the remaining shares of Pensare Common Stock are redeemed by the public stockholders resulting in:

      •
      an aggregate payment of approximately $1.8 million out of the Trust Account to redeeming public stockholders

        The pro forma book value and cash dividends per share information reflects the Business Combination as if it had occurred on December 31, 2019 and reflects a pro forma loss as if it occurred on January 1, 2018.

        The historical information should be read in conjunction with the sections entitled "Selected Historical Consolidated Financial Information of Pensare" and "Selected Historical Consolidated Financial Information of Computex" as well as the historical consolidated financial statements of Pensare and Computex and the related notes thereto included elsewhere in this proxy statement. The unaudited pro forma condensed combined per share data are presented for illustrative purposes only and are not necessarily indicative of actual or future financial position or results of operations that would have been realized if the Business Combination had been completed as of the date indicated or will be realized upon the completion of the Business Combination.

	Pensare	Computex	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming No Redemptions)
Book value per share	$(1.59) (1)	$9,926.00 (2)	$1.88 (2)	$1.82 (2)
Basic net loss per share for the nine months ended September 30, 2019	(0.35)	(2,151.00)	(0.32)	(0.32)
Diluted net loss per share for the nine months ended September 30, 2019	(0.35)	(2,151.00)	(0.32)	(0.32)
Basic net loss per share for the year ended December 31, 2018	(0.58)	(1,922.00)	(0.34)	(0.34)
Diluted net loss per share for the year ended December 31, 2018	(0.58)	(1,922.00)	(0.34)	(0.34)
Cash dividend per share	$—	$—	$—	$—

(1)
Book value per share = (Total stockholders' equity + Common stock subject to possible redemption) / shares outstanding

(2)
Book value per share = Total stockholders' equity / shares outstanding

 CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement contains a number of forward-looking statements. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for Computex and Pensare's business, and the timing and ability for us to complete the Business Combination. Specifically, forward-looking statements may include statements relating to:

  •
  the anticipated benefits of the Business Combination;

  •
  the future financial performance of the post-Business Combination company following the Business Combination;

  •
  changes in the markets in which Computex competes;

  •
  the public acceptance of Computex's products and applications;

  •
  growth plans and opportunities, including planned product and service offerings;

  •
  Pensare's ability to complete acquisitions of other businesses;

  •
  protection of Computex's intellectual property rights;

  •
  the outcome of any known and unknown litigation; and

  •
  other statements preceded by, followed by or that include the words "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" or similar expressions.

        These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Computex's or Pensare's views as of any subsequent date, and neither Computex nor Pensare undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

        You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement;

  •
  the outcome of any legal proceedings that may be instituted against Pensare or Computex following announcement of the proposed Business Combination and transactions contemplated thereby;

  •
  the inability to complete the transactions contemplated by the proposed Business Combination due to the failure to obtain approval of the stockholders of Pensare, or other conditions to closing in the Business Combination Agreement;

  •
  the risks that the Closing of the Business Combination is substantially delayed or does not occur;

  •
  the ability to obtain or maintain the listing of Pensare Common Stock on NASDAQ prior to or following the Business Combination;

  •
  the limited liquidity and trading of Pensare securities;

  •
  the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein;

  •
  the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

  •
  costs related to the Business Combination;

  •
  changes in applicable laws or regulations;

  •
  the inability to profitably expand into new markets;

  •
  financial performance;

  •
  operational risk;

  •
  litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Pensare's or Computex's resources;

  •
  the possibility that Pensare or Computex may be adversely affected by other economic, business and/or competitive factors; and

  •
  other risks and uncertainties indicated in this proxy statement, including those under "Risk Factors."

        Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of Pensare and Computex prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

        All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this proxy statement and attributable to Pensare or Computex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement. Except to the extent required by applicable law or regulation, Pensare and Computex undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

RISK FACTORS

        You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement. The risks described below are those which Pensare and Computex believe are the material risks that they face. Additional risks not presently known to them or which they currently consider immaterial may also have an adverse effect on them or Pensare following the Business Combination. Some statements in this proxy statement, including such statements in the following risk factors, constitute forward-looking statements. See the section entitled "Cautionary Note Regarding Forward-Looking Statements."

Risks Related to Computex's Business

General economic weakness may harm Computex's operating results and financial condition.

        Computex's results of operations are largely dependent upon the state of the economy. Global economic weakness and uncertainty may result in decreased sales, gross margin, earnings and/or growth rates from its US based customers and from customers outside the US. In addition, material changes in trade agreements between the US and other countries may, for example, negatively affect Computex's ability to purchase product, and import or export product, increasing product pricing and negatively impacting availability of product. Adverse economic conditions may decrease Computex's customers' demand for its products and services or impair the ability of its customers to pay for products and services they have purchased. As a result, Computex's sales could decrease, and reserves for its credit losses and write-offs of receivables may increase.

If Computex loses one or more of its large volume customers, its earnings may be materially affected.

        Many of the contracts for the provision of products and services from Computex to its customers are generally non-exclusive agreements without volume purchase commitments and are terminable by either party upon 30 days' notice. The loss of one or more of its largest customers, the failure of such customers to pay amounts due to it, or a material reduction in the amount of purchases made by such customers could have a material adverse effect on Computex's business, financial position, results of operations and cash flows.

Changes in the IT industry, customers' usage or procurement of IT, and/or rapid changes in product standards may result in reduced demand for the IT hardware and software solutions and services Computex sells.

        Computex's results of operations are influenced by a variety of factors, including the condition of the IT industry, shifts in demand for, or availability of, IT hardware, software, peripherals and services, and industry introductions of new products, upgrades, methods of distribution, and the nature of how IT is consumed and procured. The IT industry is characterized by rapid technological change and the frequent introduction of new products, product enhancements and new distribution methods or channels, each of which can decrease demand for current products or render them obsolete. In addition, the proliferation of cloud technology, IaaS, SaaS, platform as a service ("PaaS"), software defined networking, or other emerging technologies may reduce the demand for products and services Computex sells to its customers. Cloud offerings may influence Computex's customers to move workloads to cloud providers, which may reduce the procurement of products and services from Computex. Changes in the IT industry may also affect the demand for Computex's advanced professional and managed services. Computex has invested a significant amount of capital in personnel, and this strategy may adversely impact its financial position due to competition or changes in the industry or improper focus or selection of the products and services Computex decides to offer. If Computex fails to react in a timely manner to such changes, its results of operations may be adversely affected. Computex's sales can be dependent on demand for specific product categories, and any change in demand for or supply of such products could have a material adverse effect on its results of operations.

A substantial or an extended decline in oil and gas prices could result in lower expenditures by Computex's customers in the oil and gas industry, which could have a material adverse impact on its financial condition, results of operations and cash flows.

        Demand for Computex's products and services depends on expenditures by its customers involved in the oil and natural gas industry. These expenditures are generally dependent on Computex's customers' views of future oil and natural gas prices and are sensitive to its customers' views of future economic growth and the resulting impact on demand for oil and natural gas. Declines, as well as anticipated declines, in oil and gas prices could result in project modifications, delays or cancellations, general business disruptions, and delays in payment of, or nonpayment of, amounts that are owed to Computex. These effects could have a material adverse effect on Computex's financial condition, results of operations and cash flows. The oil and gas industry has historically experienced periodic downturns, which have been characterized by diminished demand for Computex's products and services as well as and downward pressure on the prices it charges. Sustained market uncertainty can also result in lower demand and pricing for Computex's products and services within such industry. A significant downturn or sustained market uncertainty could result in a reduction in demand for Computex's services and could adversely affect its financial condition, results of operations and cash flows.

Computex may fail to innovate or create new solutions which align with changing market and customer demand.

        As a provider of a comprehensive set of solutions, which involves the offering of bundled solutions consisting of direct IT sales, advanced professional and managed services, Computex expects to encounter some of the challenges, risks, difficulties, and uncertainties frequently encountered by companies providing bundled solutions in rapidly evolving markets. Some of these challenges include Computex's ability to increase the total number of users of its services or adapt to meet changes in its markets and competitive developments. Computex's personnel must continually stay current with vendor and marketplace technology advancements, create solutions which may integrate evolving vendor products and services as well as services and solutions Computex provides, to meet changing marketplace and customer demand. Further, Computex may provide customized solutions and services that are solely reliant on its own marketing, design and fulfillment services, and Computex may lack the skills or personnel to execute. Computex's failure to innovate and provide value to its customers may erode its competitive position and market share and may lead to a decrease in revenue and financial performance.

        In all of Computex's markets, some of its competitors have greater financial, technical, marketing, and other resources than Computex does. In addition, some of these competitors may be able to respond more quickly to new or changing opportunities, technologies, and customer requirements. Many current and potential competitors engage in more extensive promotional marketing and advertising activities, offer more attractive terms to customers, and adopt more aggressive pricing and credit policies than Computex does. Computex may not be successful in achieving revenue growth which may have a material adverse effect on its future operating results as a whole.

Computex's business depends on its vendor partner relationships and the availability of their products.

        Computex's solutions portfolio includes products from OEMs, software publishers and cloud providers. Computex is authorized by these vendor partners to sell all or some of their products via direct marketing activities. Its authorization with each vendor partner is subject to specific terms and conditions regarding such things as sales channel restrictions, product return privileges, price protection policies, purchase discounts and vendor partner programs and funding, including purchase rebates, sales volume rebates, purchasing incentives and cooperative advertising reimbursements. However, Computex does not have any long-term contracts with its vendor partners and many of these arrangements are terminable upon notice by either party. A reduction in vendor partner programs or funding or Computex's failure to timely react to changes in vendor partner programs or funding could have an adverse effect on Computex's business, results of operations or cash flows. In addition, a reduction in the amount or a change in the terms of credit granted to Computex by its vendor partners could increase Computex's need for, and the cost of, working capital and could have an adverse effect on Computex's business, results of operations or cash flows, particularly given Computex's substantial indebtedness.

        From time to time, vendor partners may terminate or limit Computex's right to sell some or all of their products or change the terms and conditions or reduce or discontinue the incentives that they offer Computex. For example, there is no assurance that, as Computex's vendor partners continue to sell directly to end users and through resellers, they will not limit or curtail the availability of their products to solutions providers like Computex. Any such termination or limitation or the implementation of such changes could have a negative impact on Computex's business, results of operations or cash flows.

        Computex purchases the products included in its solutions portfolio both directly from its vendor partners and from wholesale distributors. Although Computex purchases from a diverse vendor base, in the year ended December 31, 2018, products it purchased from wholesale distributors Ingram Micro and Techdata, both represented more than 10% of total purchases. In addition, sales of products manufactured by Cisco, Dell, and HPE whether purchased directly from these vendor partners or from a wholesale distributor, represented in the aggregate nearly 28% of Computex's fiscal year 2018 consolidated net sales. The loss of, or change in business relationship with, any of these or any other key vendor partners, or the diminished availability of their products, including due to backlogs for their products, could reduce the supply and increase the cost of products Computex sells and negatively impact its competitive position.

        Additionally, the relocation of key distributors utilized in Computex's purchasing model could increase its need for, and the cost of, working capital and have an adverse effect on its business, results of operations or cash flows. Further, the sale, spin-off or combination of any of Computex's vendor partners and/or certain of their business units, including any such sale to or combination with a vendor with whom Computex does not currently have a commercial relationship or whose products Computex does not sell, could have an adverse impact on Computex's business, results of operations or cash flows.

Breaches of data security and the failure to protect Computex's information technology systems from cybersecurity threats could adversely impact its business.

        Computex's business involves the storage and transmission of proprietary information and sensitive or confidential data, including personal information of its employees, customers and others. In addition, Computex operates data centers for its customers that host their technology infrastructure and may store and transmit both business-critical data and confidential information. In connection with Computex's services business, some of its employees also have access to its customers' confidential data and other information. Computex has privacy and data security policies in place that are designed to prevent security breaches; however, as newer technologies evolve, and the portfolio of the service providers with which Computex shares confidential information with grows, Computex could be exposed to increased risk of breaches in security and other illegal or fraudulent acts, including cyberattacks. The evolving nature of such threats, in light of new and sophisticated methods used by criminals and cyberterrorists, including computer viruses, malware, phishing, misrepresentation, social engineering and forgery, are making it increasingly challenging to anticipate and adequately mitigate these risks.

Computex may not be able to hire and/or retain personnel that it needs.

        To increase market awareness and sales of Computex's offerings, Computex may need to expand its marketing efforts and sales operations in the future. Computex's products and services require a sophisticated sales effort and significant technical engineering talent. For example, its sales and engineering candidates must have highly technical hardware and software knowledge to create a customized solution for its customers' business processes. Competition for qualified sales, marketing and engineering personnel fluctuates depending on market conditions. The US is currently in a low unemployment environment and Computex may not be able to hire or retain sufficient personnel to maintain and grow its business. Frequently, Computex's competitors require their employees to agree to non-compete and non-solicitation agreements as part of their employment. This makes it more difficult for Computex to hire and increases Computex's costs by reviewing and managing non-compete restrictions. Additionally, in some cases Computex's relationship with a customer may be impacted by turnover in its sales or engineering team. For example, in the first quarter of fiscal year 2019, several sales representatives and managers voluntarily resigned their employment with Computex. These sales representatives and managers were the relationship managers to a number of Computex's customers. The loss of these customers could materially adversely affect the net sales of Computex for fiscal year 2019 and subsequent periods if such lost sales are not offset by Computex hiring additional sales representatives and acquiring new customers.

Computex faces substantial competition from other companies.

        In its technology segment, Computex competes in all areas of its business against local, regional, national, and international firms, including other direct marketers; national and regional resellers; online marketplace competitors; and regional and national service providers. In addition, Computex faces competition from vendors, which may choose to market their products directly to end-users, rather than through channel partners such as Computex, and this could adversely affect Computex's future sales. Many competitors compete based principally on price and may have lower costs or accept lower selling prices than Computex does and, therefore, Computex's gross margins may not be maintainable. Online market place competitors are continually improving their pricing and offerings to customers as well as ease of use of their online marketplaces. Computex's competitors may offer better or different products and services than Computex offers. In addition, Computex does not have guaranteed purchasing volume commitments from its customers and, therefore, its sales volume may be volatile.

Computex may not have designed or maintained its IT systems to support its business.

        Computex depends heavily upon the accuracy and reliability of its information, telecommunication, cybersecurity and other systems including the operation of redundant systems if there are failures in its primary systems, which are used for customer management, sales, distribution, marketing, purchasing, inventory management, order processing and fulfillment, customer service and general accounting functions. Computex must continually maintain, secure and improve its systems. The protections Computex has in place address a variety of threats to its information technology systems, both internal and external, including human error. Inadequate security practices or design of Computex's IT systems, or IT systems from third-parties which it utilizes, or third-party service providers' failure to provide adequate services could result in the disclosure of sensitive or confidential information or personal information or cause other business interruptions that could damage Computex's reputation and disrupt its business. Inadequate design or interruption of Computex's information systems, Internet availability, telecommunications systems or power failures could have a material adverse effect on its business, its reputation, financial condition, cash flows, or results of operations.

        Computex's managed services business requires it to monitor its customers' devices on their networks across varying levels of service. If Computex has not designed its IT systems to provide this service accurately or if there is a security breach in its IT system or the customers' systems, Computex may be liable for claims.

        Computex relies on the competency of its internal IT personnel. Computex's failure to hire, develop, retain, and supervise competent IT personnel to secure its data, design redundant systems, or design and maintain its technology systems including its data and voice networks, and applications, could significantly interrupt its business causing a negative impact on its results.

Computex may not adequately protect itself through its contracts, or its insurance policies may not be adequate to address potential losses or claims.

        Computex's contracts may not protect it against the risks inherent in its business including, but not limited to, warranties, limitations of liability, indemnification obligations, human resources and subcontractor-related claims, patent and product liability, regulatory and compliance obligations, and data security and privacy. Also, Computex faces pressure from its customers for competitive pricing and contract terms. Computex also is subject to audits by various vendor partners and customers relating to purchases and sales under various contracts. In addition, Computex is subject to indemnification claims under various contracts.

Computex depends on having creditworthy customers to avoid an adverse impact on its operating results and financial condition.

        If the credit quality of Computex's customer base materially decreases, or if Computex experiences a material increase in its credit losses, Computex may find it difficult to continue to obtain the required capital for its business, and its operating results and financial condition may be harmed. In addition to the impact on Computex's ability to attract capital, a material increase in its delinquency and default experience would itself have a material adverse effect on its business, operating results, and financial condition.

Computex's ability to successfully attract and retain qualified sales personnel is important to its success.

        Computex's success depends on its ability to attract, motivate, and retain a sufficient number of qualified sales representatives, who understand and appreciate Computex's strategy and culture and are able to adequately represent Computex to its customers. Qualified individuals of the requisite caliber and number needed to fill these positions may be in short supply in some areas. If Computex is unable to hire and retain personnel capable of consistently providing a high level of customer service its sales could be materially adversely affected. Additionally, any material increases in existing employee turnover rates or increases in labor costs could have a material adverse effect on Computex's business, financial condition or operating results.

Computex may be liable for misuse of its customers' or employees' information.

        Third-parties, such as hackers, could circumvent or sabotage the security practices and products used in Computex's product and service offerings, and/or the security practices or products used in Computex's internal IT systems, which could result in disclosure of sensitive or personal information, unauthorized procurement, or other business interruptions that could damage Computex's reputation and disrupt its business. Attacks may range from random attempts to coordinated and targeted attacks, including sophisticated computer crime and advanced persistent threats.

        If third-parties or Computex's employees are able to maliciously penetrate its network security or otherwise misappropriate its customers' information or employees' personal information, or other information for which its customers may be responsible and for which Computex agrees to be responsible in connection with service contracts into which it may enter, or if Computex gives third-parties or its employees improper access to certain information, Computex could be subject to liability. This liability could include claims for unauthorized access to devices on its network; unauthorized access to its customers' networks, applications, data, devices, or software; and identity theft or other similar fraud-related claims. This liability could also include claims for other misuses of or inappropriate access to personal information. Other liability could include claims alleging misrepresentation of Computex's privacy and data security practices. Any such liability for misappropriation of this information could decrease Computex's profitability. In addition, federal and state agencies have been investigating various companies regarding whether they misused or inadequately secured information. Computex could incur additional expenses when new laws or regulations regarding the use of information are enacted, or if governmental agencies require Computex to substantially modify its privacy or security practices. Computex could fail to comply with applicable data privacy laws, the violation of which may result in audits, fines, penalties, litigation, or administrative enforcement actions with associated costs.

        Advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments may result in a compromise or breach of the security practices Computex uses to protect sensitive customer transaction information and employee information. A party who is able to circumvent Computex's security measures could misappropriate proprietary information or cause interruptions in Computex's operations. Further, third-parties may attempt to fraudulently induce employees or customers into disclosing sensitive information such as user names, passwords, or other information or otherwise compromise the security of Computex's internal networks and/or its customers' information. Since techniques used to obtain unauthorized access change frequently and the size and severity of security breaches are increasing, Computex may be unable to implement adequate preventative measures or timely identify or stop security breaches while they are occurring.

        Computex may be required to expend significant capital and other resources to protect against security breaches or to remediate the subsequent risks and issues caused by such breaches. Computex's security measures are designed to protect against security breaches, but its failure to prevent such security breaches could cause it to incur significant expense to investigate and respond to a security breach and correct any problems caused by any breach, subject it to liability, damage its reputation, and diminish the value of its brand. There can be no assurance that the limitations of liability in Computex contracts would be enforceable or adequate or would otherwise protect Computex from any such liabilities or damages with respect to any particular claim. Computex also cannot be sure that its existing insurance coverage for errors and omissions or security breaches will continue to be available on acceptable terms or in sufficient amounts to cover one or more large claims, or that its insurers will not deny coverage as to any future claim. The successful assertion of one or more large claims against Computex that exceeds its available insurance coverage, or changes in its insurance policies, including premium increases or the imposition of large deductible or co-insurance requirements, could have an adverse effect on Computex's business, financial condition, and results of operations.

Failure to comply with new laws or changes to existing laws may adversely impact Computex's business.

        Computex's operations are subject to numerous US laws and regulations in a number of areas including, but not limited to, areas of labor and employment, immigration, advertising, e-commerce, tax, import and export requirements, data privacy requirements, anti-competition, and environmental, health, and safety. Compliance with these laws, regulations, and similar requirements may be onerous and expensive, and they may be inconsistent from jurisdiction to jurisdiction, further increasing the cost of compliance and doing business, and the risk of noncompliance. Computex has implemented policies and procedures designed to help comply with applicable laws and regulations, but there can be no certainty that employees, contractors, or agents will fully comply with laws and regulations or Computex's policies and procedures.

Loss of services by any of Computex's executive officers or senior management and/or failure to successfully implement a succession plan could adversely affect Computex's business.

        The loss of the services by Computex's executive officers or senior management and/or failure to successfully implement a succession plan could disrupt management of Computex's business and impair the execution of its business strategies. Computex believes that its success depends in part upon its ability to retain the services of its executive officers and senior management and successfully implement a succession plan. Computex's executive officers are at the forefront in determining its strategic direction and focus. The loss of its executive officers' and senior management's services without replacement by qualified successors could adversely affect Computex's ability to manage effectively its overall operations and successfully execute current or future business strategies, and could cause other instability within Computex's workforce.

Computex relies on its primary credit facility for working capital and its accounts payable processing.

        The loss of Computex's primary credit facility with Comerica Bank (the "Credit Agreement") could have a material adverse effect on its future results as it relies on this facility and its components for daily working capital and the operational function of its accounts payable process. Computex's credit agreement contains various covenants that must be met each quarter and either party may terminate the agreement for any reason with a 90-days' notice. There can be no assurance that Computex will continue to meet those covenants and failure to do so may limit availability of, or cause Computex to lose, such financing. There can be no assurance that such financing will continue to be available to Computex in the future on acceptable terms.

Changes in accounting standards, or the misapplication of current accounting standards, may adversely affect Computex's future financial results.

        Computex prepares its financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP"). These accounting principles are subject to interpretation by the Financial Accounting Standards Board, the Public Company Accounting Oversight Board, the SEC, the American Institute of Certified Public Accountants ("AICPA") and various other bodies formed to interpret and create appropriate accounting policies. Future periodic assessments required by current or new accounting standards may result in noncash charges and/or changes in presentation or disclosure. In addition, any change in accounting standards may influence Computex's customers' decision to purchase from Computex or finance transactions with Computex, which could have a significant adverse effect on Computex's financial position or results of operations.

        In connection with the Business Combination, Computex will prepare its financial statements in accordance with Accounting Standards Codification 606—Revenue from Contracts with Customers ("ASC 606"). As of the date of this proxy statement, Computex has not yet finalized the adoption and implementation of ASC 606 for the fiscal year end December 31, 2019, which may have a material impact on the financial information of Computex included in this proxy statement. Accordingly, any quantitative analysis of the impact of the adoption of ASC 606 described herein is preliminary and may differ materially from the final quantitative impact that will be disclosed in the audited financial statements of Computex for the year ended December 31, 2019.

        Computex is required to determine if it is the principal or agent in all transactions with its customers. The voluminous number of products and services Computex sells, and the manner in which they are bundled, are technologically complex. Mischaracterization of these products and services could result in misapplication of revenue recognition polices. Computex uses estimates where necessary, such as the fair value of assets acquired, and liabilities assumed in a business combination, the analysis for goodwill impairment, allowance for doubtful accounts and the cost to perform professional and managed services, which require judgment and are based on best available information. If Computex is unable to accurately estimate the cost of these services or the time-line for completion of contracts, the profitability of its contracts may be materially and adversely affected.

A natural disaster or other adverse occurrence at one of Computex's facilities could damage its business.

        Computex has one warehouse and distribution facility in the US. If the warehouse and distribution equipment at its distribution center were to be seriously damaged by a natural disaster or other adverse occurrence, Computex could utilize another distribution center or third-party distributors to ship products to its customers. However, this may not be sufficient to avoid interruptions in Computex's service and may not enable Computex to meet all of the needs of its customers and would cause Computex to incur incremental operating costs. In addition, Computex operates 2 customer facing data centers which contain its Securities Operations Center, Network Operations Center, and numerous sales offices which may contain both business-critical data and confidential information of Computex's customers. A natural disaster or other adverse occurrence at any of the customer data centers or at any of Computex's major sales offices could negatively impact its business, results of operations or cash flows.

Computex could be exposed to additional risks if it continues to make strategic investments or acquisitions or enter into alliances.

        Computex may continue to pursue transactions, including strategic investments, acquisitions or alliances, in an effort to extend or complement its existing business. These types of transactions involve numerous business risks, including finding suitable transaction partners and negotiating terms that are acceptable to Computex, the diversion of management's attention from other business concerns, extending Computex's product or service offerings into areas in which Computex has limited experience, entering into new geographic markets, the potential loss of key coworkers or business relationships and successfully integrating acquired businesses. There can be no assurance that the intended benefits of Computex's investments, acquisitions and alliances will be realized, or that those benefits will offset these numerous risks or other unforeseen factors, any of which could adversely affect Computex's business, results of operations or cash flows.

        In addition, Computex's financial results could be adversely affected by financial adjustments required by GAAP in connection with these types of transactions where significant goodwill or intangible assets are recorded. To the extent the value of goodwill or identifiable intangible assets with indefinite lives becomes impaired, Computex may be required to incur material charges relating to the impairment of those assets.

Computex may be required to take impairment charges for goodwill or other intangible assets related to acquisitions.

        Computex has acquired certain portions of its business and assets through acquisitions. Further, as part of its long-term business strategy, Computex may continue to pursue acquisitions of other companies or assets. In connection with prior acquisitions, Computex has accounted for the portion of the purchase price paid in excess of the book value of the assets acquired as goodwill or intangible assets, and it may be required to account for similar premiums paid on future acquisitions in the same manner.

        Under the applicable accounting principles, goodwill is not amortized and is carried on Computex's books at its original value, subject to annual review and evaluation for impairment, whereas intangible assets are amortized over the life of the asset. Changes in the business itself, the economic environment (including business valuation levels and trends), or the legislative or regulatory environment may trigger a review and evaluation of Computex's goodwill and intangible assets for potential impairment outside of the normal review periods. These changes may adversely affect either the fair value of the business or Computex's individual reporting units and Computex may be required to take an impairment charge.

        If market and economic conditions deteriorate, this could increase the likelihood that Computex will need to record impairment charges to the extent the carrying value of its goodwill exceeds the fair value of its overall business. Such impairment charges could materially adversely affect Computex's net earnings during the period in which the charge is taken. As of December 31, 2018, Computex had goodwill and other intangible assets of $21.2 million and $3.3 million, respectively.

Computex faces risks of claims from third-parties for intellectual property infringement, including counterfeit products, that could harm its business.

        Computex may be subject to claims that products that it resells infringe on the intellectual property rights of third-parties and/or are counterfeit products. The vendor of certain products or services Computex resells may not provide Computex with indemnification for infringement or indemnification; however, Computex's customers may seek indemnification from Computex. Computex could incur substantial costs in defending infringement claims against itself and its customers. In the event of such claims, Computex and its customers may be required to obtain one or more licenses from third-parties. Computex may not be able to obtain such licenses from third-parties at a reasonable cost or at all. Defense of any lawsuit or failure to obtain any such required license could significantly increase Computex's expenses and/or adversely affect its ability to offer one or more of its services.

Risks Related to Computex's Indebtedness

Computex has a substantial amount of indebtedness, which could have important consequences to its business.

        Computex has a substantial amount of indebtedness. As of September 30, 2019, Computex had $17.0 million of total debt outstanding, as defined by GAAP, and $0.2 million of obligations outstanding under equipment financing agreements, and the ability to borrow an additional $11.6 million under Computex's secured credit agreement, dated December 18, 2017, with Comerica Bank. Computex's substantial indebtedness could have important consequences, including the following:

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  making it more difficult for Computex to satisfy its obligations with respect to its indebtedness;

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  requiring Computex to dedicate a substantial portion of its cash flow from operations to debt service payments on its and its subsidiaries' debt, which reduces the funds available for working capital, capital expenditures, acquisitions and other general corporate purposes;

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  requiring Computex to comply with restrictive covenants in its Credit Agreement, which limit the manner in which it conducts its business;

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  making it more difficult for Computex to obtain vendor financing from its vendor partners, including original equipment manufacturers and software publishers;

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  limiting Computex's flexibility in planning for, or reacting to, changes in the industry in which it operates;

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  placing Computex at a competitive disadvantage compared to any of its less-leveraged competitors;

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  increasing Computex's vulnerability to both general and industry-specific adverse economic conditions; and

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  limiting Computex's ability to obtain additional debt or equity financing to fund future working capital, capital expenditures, acquisitions or other general corporate requirements and increasing its cost of borrowing.

Restrictive covenants under Computex's Credit Agreement may adversely affect its operations and liquidity.

        Computex's Credit Agreement contains and any future indebtedness of Computex may contain, various covenants that limit its ability to, among other things:

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  incur or guarantee additional debt;

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  pay dividends or make distributions to holders of Computex's capital stock or to make certain other restricted payments or investments;

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  repurchase or redeem capital stock;

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  make loans, capital expenditures or investments or acquisitions;

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  receive dividends or other payments from its subsidiaries;

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  enter into transactions with affiliates;

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  pledge its assets as collateral;

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  merge or consolidate with other companies or transfer all or substantially all of its assets;

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  transfer or sell assets, including capital stock of subsidiaries; and

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  prepay, repurchase or redeem debt.

        As a result of these covenants, Computex is limited in the manner in which it conducts its business and it may be unable to engage in favorable business activities or finance future operations or capital needs. A breach of any of these covenants or any of the other covenants in the Credit Agreement (including without limitation financial covenants) would result in a default under its Credit Agreement. Upon the occurrence of an event of default under its Credit Agreement, the lenders:

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  will not be required to lend any additional amounts to Computex;

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  could elect to declare all borrowings outstanding thereunder, together with accrued and unpaid interest and fees, to be due and payable; or

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  could require Computex to apply all of its available cash to repay these borrowings.

        If Computex were unable to repay those amounts, the lender under its Credit Agreement could proceed against the collateral granted to it to secure Computex's borrowings thereunder. Computex has pledged a significant portion of its assets as collateral under its Credit Agreement. If the lender under its Credit Agreement accelerates the repayment of borrowings, Computex cannot assure you that it will have sufficient assets to repay its Credit Agreement and its other indebtedness or the ability to borrow sufficient funds to refinance such indebtedness. Even if Computex were able to obtain new financing, it may not be on commercially reasonable terms, or terms that are acceptable to Computex.

        As of September 30, 2019, under its Credit Agreement, Computex is permitted to borrow an aggregate amount of up to $11.6 million. However, its ability to borrow under its Credit Agreement is limited by a borrowing base and a liquidity condition. The borrowing base at any time equals the sum of up to 85% of eligible accounts receivable plus 50% of eligible inventory. The borrowing base in effect as of September 30, 2019 was $20.0 million and, therefore, did not restrict Computex's ability to borrow under its Credit Agreement as of that date.

Computex will be required to generate sufficient cash to service its indebtedness and, if not successful, Computex may be forced to take other actions to satisfy its obligations under its indebtedness.

        Computex's ability to make scheduled payments on or to refinance its debt obligations depends on its financial and operating performance, which is subject to prevailing economic and competitive conditions and to certain financial, business and other factors beyond its control. Computex's outstanding long-term debt will impose significant cash interest payment obligations on Computex and, accordingly, Computex will have to generate significant cash flow from operating activities to fund its debt service obligations. Computex cannot assure you that it will maintain a level of cash flows from operating activities sufficient to permit it to pay the principal, premium, if any, and interest on its indebtedness.

        If Computex's cash flows and capital resources are insufficient to fund its debt service obligations, Computex may be forced to reduce or delay capital expenditures, sell assets or operations, seek additional debt or equity capital, restructure or refinance its indebtedness, or revise or delay its strategic plan. Computex cannot assure you that it would be able to take any of these actions on terms that are favorable to Computex or at all, that these actions would be successful and permit Computex to meet its scheduled debt service obligations or satisfy its capital requirements, or that these actions would be permitted under the terms of its existing or future debt agreements, including its Credit Agreement. In the absence of such operating results and resources, Computex could face substantial liquidity problems and might be required to dispose of material assets or operations to meet its debt service and other obligations. Computex's Credit Agreement restricts its ability to dispose of assets and use the proceeds from the disposition. Computex may not be able to consummate those dispositions or to obtain the proceeds which it could realize from them and these proceeds may not be adequate to meet any debt service obligations then due.

        If Computex cannot make scheduled payments on its debt, it will be in default and, as a result:

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  Computex's debt holders could declare all outstanding principal and interest to be due and payable;

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  the lenders under Computex's Credit Agreement could foreclose against the assets securing the borrowings from them and the lenders under its Credit Agreement could terminate their commitments to lend it money; and

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  Computex could be forced into bankruptcy or liquidation.

Despite Computex's indebtedness levels, Computex and its subsidiaries may be able to incur substantially more debt, including secured debt. This could further increase the risks associated with its leverage.

        Computex and its subsidiaries may be able to incur substantial additional indebtedness in the future. The terms of Computex's Credit Agreement do not fully prohibit it or its subsidiaries from doing so. To the extent that Computex incurs additional indebtedness, the risks associated with its substantial indebtedness described above, including its possible inability to service its debt, will increase. As of September 30, 2019, Computex had $11.6 million available for additional borrowing under its Credit Agreement.

Variable rate indebtedness subjects Computex to interest rate risk, which could cause its debt service obligations to increase significantly.

        Certain of Computex's borrowings, primarily borrowings under its Credit Agreement, are at variable rates of interest and expose Computex to interest rate risk. As of September 30, 2019, Computex had $15.9 million of variable rate debt outstanding. If interest rates increase, Computex's debt service obligations on the variable rate indebtedness would increase even though the amount borrowed remained the same, and its net income would decrease.

Risks Related to Pensare and the Business Combination

Subsequent to the consummation of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

        Although we have conducted due diligence on Computex, we cannot assure you that this diligence revealed all material issues that may be present in Computex's business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and Computex's control will not later arise. As a result, we may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Company or its securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.

The unaudited pro forma financial information included herein may not be indicative of what the Company's actual financial position or results of operations would have been.

        The unaudited pro forma financial information included herein is presented for illustrative purposes only and is not necessarily indicative of what the Company's actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated.

Nasdaq may delist our securities from quotation on its exchange which could limit investors' ability to make transactions in our securities and subject us to additional trading restrictions.

        Our common stock, units and warrants are currently listed on Nasdaq. In connection with the closing of the Business Combination, we intend to apply to continue to list our common stock and warrants on Nasdaq after the Closing under the symbols "PNSR" and "PNSRW," respectively. As part of the application process, we are required to provide evidence that we are able to meet the initial listing requirements of Nasdaq. Our application has not yet been approved. This may depend on the number of our shares that are redeemed. If, after the Business Combination, Nasdaq delists our common stock from trading on its exchange for failure to meet the listing standards, we and our stockholders could face significant material adverse consequences including:

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  a limited availability of market quotations for our securities;

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  reduced liquidity with respect to our securities;

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  a determination that our shares of common stock are "penny stock" which will require brokers trading in our shares of common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our shares of common stock;

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  a limited amount of news and analyst coverage for our company; and

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  a decreased ability to issue additional securities or obtain additional financing in the future.

        On September 11, 2019, we received a written notice (the "First Notice") from the Listing Qualifications Department of Nasdaq indicating that we were not in compliance with Listing Rule 5550(a)(3) (the "Minimum Public Holders Rule"), which requires us to have at least 300 public holders for continued listing on the NASDAQ Capital Market. The First Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of our securities on the NASDAQ Capital Market. We submitted a plan to regain compliance with the Minimum Public Holders Rule on October 25, 2019.

        On September 23, 2019, we received a written notice (the "Second Notice") from Nasdaq indicating that we were not in compliance with Listing Rule 5550(a)(4), due to our failure to meet the minimum 500,000 publicly held shares requirement for continued listing on the NASDAQ Capital Market. The Second Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of our securities on the NASDAQ Capital Market.

        On November 26, 2019 we received notice from Nasdaq indicating that we have been granted an extension until March 9, 2020 to complete our business combination with Computex and demonstrate compliance with all of Nasdaq's initial listing requirements.

        The listing of Pensare Common Stock on Nasdaq as of the Closing Date is a condition to each party's obligation to complete the Business Combination. ln the event that Pensare Common Stock is not listed on Nasdaq as of the Closing Date, the consummation of the Business Combination might not occur.

        The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as "covered securities." Because we expect that our units and eventually our common stock, rights and warrants will be listed on Nasdaq, our units, common stock, rights and warrants will be covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

If the Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of our securities may decline.

        If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of our securities prior to the closing of the Business Combination may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Business Combination Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination. Because the share and warrant exchange ratios in the Business Combination Agreement will not be adjusted to reflect any changes in the market price of the Pensare Common Stock, the market value of the Common Stock issued in the Business Combination may be higher or lower than the values of these shares or warrants on earlier dates.

        In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for Computex's securities. Accordingly, the valuation ascribed to Computex and the Pensare Common Stock and warrants in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

        Factors affecting the trading price of our securities may include:

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  actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

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  changes in the market's expectations about our operating results;

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  success of competitors;

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  our operating results failing to meet the expectation of securities analysts or investors in a particular period;

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  changes in financial estimates and recommendations by securities analysts concerning the Company or the telecommunications industry in general;

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  operating and stock price performance of other companies that investors deem comparable to the Company;

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  our ability to market new and enhanced products on a timely basis;

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  changes in laws and regulations affecting our business;

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  our ability to meet compliance requirements;

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  commencement of, or involvement in, litigation involving the Company or Computex;

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  changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

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  the volume of shares of our common stock available for public sale;

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  any major change in our board of directors or management;

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  sales of substantial amounts of common stock by our directors, executive officers or significant stockholders or the perception that such sales could occur; and

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  general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

        Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and Nasdaq in particular, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to the Company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

If third parties bring claims against us, the proceeds held in trust could be reduced and the per-share redemption price received by stockholders may be less than $10.00.

        Our placing of funds in trust may not protect those funds from third party claims against us. Although we have sought and will continue to seek to have all vendors and service providers we engage and prospective target businesses we negotiate with execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our Public Stockholders, they may not execute such agreements. Furthermore, even if such entities execute such agreements with us, they may seek recourse against the Trust Account. A court may not uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of our Public Stockholders. If we are unable to complete a business combination and distribute the proceeds held in trust to our Public Stockholders, our Sponsor has agreed (subject to certain exceptions described in our final prospectus filed with the SEC on July 31, 2017) that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. However, it may not be able to meet such obligation. Therefore, the per-share distribution from the Trust Account may be less than $10.00, plus interest, due to such claims.

        Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, we may not be able to return to our Public Stockholders at least $10.00 per share. We have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor's only assets are securities of our company. We have not asked our Sponsor to reserve for such indemnification obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for our initial business combination and redemptions could be reduced to less than $10.00 per public share.

If Pensare fails to consummate the PIPE, it may not have enough funds to complete the Business Combination.

        As a condition to closing the Business Combination, the Business Combination Agreement provides that Pensare shall have at least an aggregate of $35,000,000 of cash after satisfaction of various obligations immediately prior to the effective time of the Business Combination. Because the amount in the Trust Account is less than $35,000,000, Pensare requires the funds from the PIPE in order to consummate the Business Combination. If Pensare fails to consummate the PIPE, it is unlikely that Pensare will have sufficient funds to meet the condition to Closing in the Business Combination Agreement.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

        Our amended and restated certificate of incorporation provides that we will continue in existence only until April 1, 2020. If we have not completed a business combination by such date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, we cannot assure you that third parties will not seek to recover from our stockholders amounts owed to them by us.

        If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a "preferential transfer" or a "fraudulent conveyance." As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the Trust Account to our Public Stockholders promptly after expiration of the time we have to complete an initial business combination, this may be viewed or interpreted as giving preference to our Public Stockholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, our board may be viewed as having breached their fiduciary duties to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying Public Stockholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Our directors may decide not to enforce our Sponsor's indemnification obligations, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our Public Stockholders.

        In the event that the proceeds in the Trust Account are reduced below $10.00 per public share and our Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our Public Stockholders may be reduced below $10.00 per share.

If, after we distribute the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of our board of directors may be viewed as having breached their fiduciary duties to our creditors, thereby exposing the members of our board of directors and us to claims of punitive damages.

        If, after we distribute the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a "preferential transfer" or a "fraudulent conveyance." As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying Public Stockholders from the Trust Account prior to addressing the claims of creditors.

If, before distributing the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

        If, before distributing the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

If we do not file and maintain a current and effective prospectus relating to the common stock issuable upon exercise of the warrants, holders will only be able to exercise such warrants on a "cashless basis."

        If we do not file and maintain a current and effective prospectus relating to the common stock issuable upon exercise of the warrants at the time that holders wish to exercise such warrants, they will only be able to exercise them on a "cashless basis" provided that an exemption from registration is available. As a result, the number of shares of common stock that holders will receive upon exercise of the warrants will be fewer than it would have been had such holder exercised his warrant for cash.

Further, if an exemption from registration is not available, holders would not be able to exercise on a cashless basis and would only be able to exercise their warrants for cash if a current and effective prospectus relating to the common stock issuable upon exercise of the warrants is available. Under the terms of the Warrant Agreement, we have agreed to use our best efforts to meet these conditions and to file and maintain a current and effective prospectus relating to the common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so. If we are unable to do so, the potential "upside" of the holder's investment in our company may be reduced or the warrants may expire worthless.

A warrantholder will only be able to exercise a warrant if the issuance of shares of common stock upon such exercise has been registered or qualified or is deemed exempt under the securities laws of the state of residence of the holder of the warrants.

        No warrants will be exercisable and we will not be obligated to issue shares of common stock unless the shares of common stock issuable upon such exercise has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. If the shares of common stock issuable upon exercise of the warrants are not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, the warrants may be deprived of any value, the market for the warrants may be limited and they may expire worthless if they cannot be sold and may be subject to redemption.

We may amend the terms of the warrants in a manner that may be adverse to holders with the approval by the holders of at least 50% of the then outstanding warrants.

        Our warrants were issued in registered form under a Warrant Agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The Warrant Agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision. The Warrant Agreement requires the approval by the holders of at least 50% of the then outstanding warrants (including the Private Placement Warrants) in order to make any change that adversely affects the interests of the registered holders. Accordingly, we would need only 2,506,251, or 16.1%, of the Public Warrants to vote in favor of a proposed amendment for it to be approved (assuming the holders of the Private Placement Warrants all voted in favor of the amendment).

We may amend the terms of the rights in a manner that may be adverse to holders with the approval by the holders of at least 50% of the then outstanding rights.

        Our rights were issued in registered form under a right agreement between Continental Stock Transfer & Trust Company, as rights agent, and us. The right agreement provides that the terms of the rights may be amended without the consent of any holder to cure any ambiguity or correct any defective provision. The right agreement requires the approval by the holders of at least 50% of the then outstanding rights in order to make any change that adversely affects the interests of the registered holders.

Our ability to successfully effect the Business Combination and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Computex, whom we expect to stay with the combined company following the Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business.

        Our ability to successfully effect the Business Combination and successfully operate the business following the Closing is dependent upon the efforts of certain key personnel of Computex. Although we expect key personnel to remain with the combined company following the Business Combination, there can be no assurance that they will do so. It is possible that Computex will lose some key personnel, the loss of which could negatively impact the operations and profitability of the combined company.

Furthermore, following the Closing, certain of the key personnel of Computex may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause the combined company to have to expend time and resources helping them become familiar with such requirements.

Our officers and directors may allocate their time to other businesses thereby causing conflicts of interest in their determination as to how much time to devote to our affairs. This conflict of interest could have a negative impact on our ability to consummate a business combination.

        Our officers and directors are not required to commit their full time to our affairs, which could create a conflict of interest when allocating their time between our operations and their other commitments. We presently expect each of our employees to devote such amount of time as they reasonably believe is necessary to our business. We do not intend to have any full-time employees prior to the consummation of our initial business combination. All of our officers and directors are engaged in other business endeavors and are not obligated to devote any specific number of hours to our affairs. If our officers' and directors' other business affairs require them to devote more substantial amounts of time to such affairs, it could limit their ability to devote time to our affairs and could have a negative impact on our ability to consummate our initial business combination. We cannot assure you that these conflicts will be resolved in our favor.

Our directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.

        When considering our board of directors' recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that certain of our directors and the executive officers have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:

  •
  the beneficial ownership of the Sponsor and our officers and directors of an aggregate of 5,953,500 shares of Pensare Common Stock, which shares would become worthless if Pensare does not complete an initial business combination within the applicable time period, as our Initial Stockholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $62.7 million based on the closing price of the Pensare Common Stock of $10.54 on Nasdaq on February 12, 2020;

  •
  the beneficial ownership of our Sponsor of 7,017,290 warrants to purchase 7,017,290 shares of Pensare Common Stock, which warrants would expire and become worthless if we do not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $2.3 million based on the closing price of our warrants of $0.33 on Nasdaq on February 12, 2020;

  •
  the chairman of our board of directors and a director of Computex, Mr. Mock, is the Managing Partner of Navigation Capital Partners, which is Computex's controlling shareholder, and pursuant to the Business Combination Agreement, in addition to continuing to serve as the Chairman of Pensare's board of directors, Mr. Mock will remain on the Surviving Corporation's board of directors upon the Closing;

  •
  working capital loans from our Sponsor in an aggregate amount of approximately $8.3 million, as of December 31, 2019, which will be repaid only if Pensare completes an initial business combination; and

  •
  the continued indemnification of our current directors and officers and the continuation of directors' and officers' liability insurance after the Business Combination.

        These interests may influence our directors in making their recommendation that you vote in favor of the Business Combination Proposal, and the transactions contemplated thereby.

The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of our securityholders.

        In the period leading up to the Closing, other events may occur that, pursuant to the Business Combination Agreement, would require us to agree to amend the Business Combination Agreement, to consent to certain actions or to waive rights that we are entitled to under those agreements. Such events could arise because of changes in the course of Computex's business, a request by Computex to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on Computex's business and would entitle us to terminate the Business Combination Agreement. In any of such circumstances, it would be in our discretion, acting through our board of directors, to grant our consent or waive our rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for us and our securityholders and what he may believe is best for himself or his affiliates in determining whether or not to take the requested action. While certain changes could be made without further stockholder approval, if there is a change to the terms of the transaction that would have a material impact on the stockholders, we will be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of our stockholders with respect to the Business Combination Proposal.

Certain of our officers have, and any of our officers and directors or their affiliates may in the future have, outside fiduciary and contractual obligations and, accordingly, may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

        Certain of our directors have, and any of our officers and directors or their affiliates may in the future have, fiduciary and contractual obligations to other companies. Accordingly, they may participate in transactions and have obligations that may be in conflict or competition with the consummation of our initial business combination. As a result, a potential target business may be presented by our management team to another entity prior to its presentation to us and we may not be afforded the opportunity to engage in a transaction with such target business.

The JOBS Act will permit the combined company to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for so long as the combined company is an "emerging growth company."

        The combined company will qualify as an "emerging growth company" as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act. As such, the combined company will be eligible for and intends to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as it continues to be an emerging growth company, including (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements and (iii) reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements. The combined company will remain an emerging growth company until the earliest of (i) the last day of the fiscal year in which the market value of its common stock that is held by non-affiliates exceeds $700 million as of June 30 of that fiscal year, (ii) the last day of the fiscal year in which it has total annual gross revenue of $1.07 billion or more during such fiscal year, (iii) the date on which it has issued more than $1 billion in non-convertible debt in the prior three-year period or (iv) the last day of the fiscal year following the fifth anniversary of the date of the first sale of its common stock in the IPO, which would be

December 31, 2022. If the post-combination company continues to expand its business through acquisitions and/or continues to grow revenues organically post-Business Combination, we may cease to be an emerging growth company prior to December 31, 2022.

        In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as the combined company is an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the same time private companies adopt the new or revised standard. Investors may find the combined company's common stock less attractive because it will rely on these exemptions, which may result in a less active trading market for the combined company's common stock and its stock price may be more volatile.

We may only be able to complete one business combination, which will cause us to be solely dependent on Computex which may have a limited number of products or services.

        It is possible that we will consummate a business combination with a single target business, Computex, although we could simultaneously acquire several target businesses and we have entered into a non-binding letter of intent to acquire a second company. By consummating a business combination with only a single entity, our lack of diversification may subject us to numerous economic, competitive and regulatory developments. Further, we would not be able to diversify our operations or benefit from the possible spreading of risks or offsetting of losses, unlike other entities which may have the resources to complete several business combinations in different industries or different areas of a single industry. Accordingly, the prospects for our success may be:

  •
  solely dependent upon the performance of Computex, or

  •
  dependent upon the development or market acceptance of Computex's products, processes and services.

        This lack of diversification may subject us to numerous economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact upon the particular industry in which we may operate subsequent to a business combination.

        Alternatively, if we determine to simultaneously acquire several businesses, and such businesses are owned by different sellers, we will need for each of such sellers to agree that our purchase of its business is contingent on the simultaneous closings of the other business combinations, which may make it more difficult for us, and delay our ability, to complete the business combinations. With multiple business combinations, we could also face additional risks, including additional burdens and costs with respect to possible multiple negotiations and due diligence investigations (if there are multiple sellers) and the additional risks associated with the subsequent assimilation of the operations and services or products of the acquired companies into a single operating business. If we are unable to adequately address these risks, it could negatively impact our profitability and results of operations.

In connection with the vote to approve the Business Combination, we are offering each public stockholder the option to vote in favor of a proposed business combination and still seek conversion of his, her or its shares.

        In connection with the vote to approve the Business Combination, we are offering each public stockholder (but not our Sponsor, officers or directors) the right to have his, her or its shares of common stock converted to cash (subject to the limitations described in our final prospectus filed with the SEC on July 31, 2017) regardless of whether such stockholder votes for or against the proposed

Business Combination. This ability to seek conversion while voting in favor of the proposed Business Combination may make it more likely that we will consummate the Business Combination.

In connection with the special meeting, stockholders who wish to convert their shares in connection with the proposed Business Combination are required to comply with specific requirements for conversion that may make it more difficult for them to exercise their conversion rights prior to the deadline for exercising their rights.

        In connection with the special meeting to approve the proposed Business Combination, each public stockholder will have the right, regardless of whether he is voting for or against the proposed Business Combination, to demand that we convert his shares into a pro rata share of the Trust Account as of two business days prior to the consummation of the Business Combination. We require Public Stockholders who wish to convert their shares in connection with a proposed business combination to either (i) tender their certificates to our transfer agent or (ii) deliver their shares to the transfer agent electronically using the Depository Trust Company's DWAC (Deposit/Withdrawal At Custodian) System, at the holders' option, in each case prior to February 20, 2020. In order to obtain a physical stock certificate, a stockholder's broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. While we have been advised that it takes a short time to deliver shares through the DWAC System, we cannot assure you of this fact. Accordingly, if it takes longer than we anticipate for stockholders to deliver their shares, stockholders who wish to convert may be unable to meet the deadline for exercising their conversion rights and thus may be unable to convert their shares.

Converting stockholders may be unable to sell their securities when they wish to in the event that the proposed business combination is not approved.

        Public Stockholders who wish to convert their shares are required to either (i) tender their certificates to our transfer agent or (ii) deliver their shares to the transfer agent electronically using the Depository Trust Company's DWAC (Deposit/Withdrawal At Custodian) System as described above and if the proposed Business Combination is not consummated, we will promptly return such certificates to the tendering Public Stockholders. Accordingly, investors who attempted to convert their shares in such a circumstance will be unable to sell their securities after the failed acquisition until we have returned their securities to them. The market price for our shares of common stock may decline during this time and you may not be able to sell your securities when you wish to, even while other stockholders that did not seek conversion may be able to sell their securities.

Our Initial Stockholders control a substantial interest in us and thus may influence certain actions requiring a stockholder vote.

        Our Initial Stockholders own approximately 97.9% of our issued and outstanding shares of common stock. In addition, our Sponsor, officers, directors or their affiliates could determine in the future to make such purchases in the open market or in private transactions, to the extent permitted by law, in order to influence the vote or magnitude of the number of stockholders seeking to tender their shares to us. In connection with the vote for the proposed Business Combination, our Sponsor and Initial Stockholders, as well as all of our officers and directors, have agreed to vote the shares of common stock owned by them in favor of the Business Combination.

Our outstanding rights, warrants and unit purchase options may have an adverse effect on the market price of our common stock and make it more difficult to effect the Business Combination.

        We issued rights to receive 3,105,000 shares of common stock and warrants to purchase 15,525,000 shares of common stock as part of the units sold in our initial public offering and Private Placement Warrants to purchase 10,512,500 shares of common stock. We also issued unit purchase options to purchase 1,350,000 units to EBC (and/or its designees) which, if exercised, will result in the issuance of 1,350,000 shares of common stock, rights to receive 135,000 shares of common stock and warrants to purchase an additional 675,000 shares of common stock. We may also issue other warrants to our Sponsor, officers or directors in payment of working capital loans made to us as described in our final prospectus filed with the SEC on July 31, 2017. To the extent we issue shares of common stock to effect a business combination, the potential for the issuance of a substantial number of additional shares upon exercise of these rights, warrants and unit purchase options could make us a less attractive acquisition vehicle in the eyes of a target business. Such securities, when exercised, will increase the number of issued and outstanding shares of common stock and reduce the value of the shares issued to complete the business combination. Accordingly, our rights, warrants and unit purchase option may make it more difficult to effectuate a business combination or increase the cost of acquiring the target business. Additionally, the sale, or even the possibility of sale, of the shares underlying the rights, warrants or unit purchase option could have an adverse effect on the market price for our securities or on our ability to obtain future financing.

We may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to the holder, thereby making such warrants worthless.

        We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of the common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within a 30 trading-day period ending on the third business day prior to proper notice of such redemption provided that on the date we give notice of redemption and during the entire period thereafter until the time we redeem the warrants, we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force warrantholders (i) to exercise their warrants and pay the exercise price therefor at a time when it may be disadvantageous to do so, (ii) to sell warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of such warrants. None of the Private Placement Warrants will be redeemable by us so long as they are held by the initial purchasers or their permitted transferees.

Our management's ability to require holders of our warrants to exercise such warrants on a cashless basis will cause holders to receive fewer shares of common stock upon their exercise of the warrants than they would have received had they been able to exercise their warrants for cash.

        If we call our Public Warrants for redemption after the redemption criteria have been satisfied, our management will have the option to require any holder that wishes to exercise his warrant (including any warrants held by our Sponsor, officers or directors or their permitted transferees) to do so on a "cashless basis." If our management chooses to require holders to exercise their warrants on a cashless basis, the number of shares of common stock received by a holder upon exercise will be fewer than it would have been had such holder exercised his warrant for cash. This will have the effect of reducing the potential "upside" of the holder's investment in our company.

If our security holders exercise their registration rights, it may have an adverse effect on the market price of our shares of common stock and the existence of these rights may make it more difficult to effect a business combination.

        Our Initial Stockholders are entitled to demand that we register the resale of the Founder Shares at any time commencing three months prior to the date on which their shares may be released from escrow. Additionally, the holders of the Private Placement Warrants and any warrants our Sponsor, officers, directors, or their affiliates may be issued in payment of working capital loans made to us are entitled to demand that we register the resale of the Private Placement Warrants and any other warrants we issue to them (and the underlying shares of common stock) commencing at any time after we consummate an initial business combination. The presence of these additional shares of common stock trading in the public market may have an adverse effect on the market price of our securities. In addition, the existence of these rights may make it more difficult to effectuate a business combination or increase the cost of acquiring the target business, as the stockholders of the target business may be discouraged from entering into a business combination with us or will request a higher price for their securities because of the potential effect the exercise of such rights may have on the trading market for our shares of common stock.

If we are deemed to be an investment company, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete a business combination.

        A company that, among other things, is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, owning, trading or holding certain types of securities would be deemed an investment company under the Investment Company Act, as amended, or the Investment Company Act. Since we will invest the proceeds held in the Trust Account, it is possible that we could be deemed an investment company. Notwithstanding the foregoing, we do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in trust may be invested by the trustee only in United States "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. By restricting the investment of the proceeds to these instruments, we intend to meet the requirements for the exemption provided in Rule 3a-1 promulgated under the Investment Company Act.

        If we are nevertheless deemed to be an investment company under the Investment Company Act, we may be subject to certain restrictions that may make it more difficult for us to complete a business combination, including:

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  restrictions on the nature of our investments; and

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  restrictions on the issuance of securities.

        In addition, we may have imposed upon us certain burdensome requirements, including:

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  registration as an investment company;

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  adoption of a specific form of corporate structure; and

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  reporting, record keeping, voting, proxy, compliance policies and procedures and disclosure requirements and other rules and regulations.

        Compliance with these additional regulatory burdens would require additional expense for which we have not allotted.

The combined company may not be able to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated.

        Computex is not currently subject to Section 404 of the Sarbanes-Oxley Act. However, following the consummation of the Business Combination and the transactions related thereto, the combined company will be required to provide management's attestation on internal controls. The standards required for a public company under Section 404(a) of the Sarbanes-Oxley Act are significantly more stringent than those required of Computex as a privately-held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable after the Business Combination. If the combined company is not able to implement the additional requirements of Section 404(a) in a timely manner or with adequate compliance, it may not be able to assess whether its internal controls over financial reporting are effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of its securities.

Provisions in our amended and restated certificate of incorporation and bylaws and Delaware law may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our common stock and could entrench management.

        Our amended and restated certificate of incorporation and bylaws contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. Our board of directors is divided into two classes, each of which serves for a term of two years with only one class of directors being elected in each year. As a result, at a given annual meeting only a minority of the board of directors may be considered for election. Since our "staggered board" may prevent our stockholders from replacing a majority of our board of directors at any given annual meeting, it may entrench management and discourage unsolicited stockholder proposals that may be in the best interests of stockholders. Moreover, our board of directors has the ability to designate the terms of and issue new series of preferred stock.

        We are also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, investments and results of operations.

        We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business and results of operations.

There may be tax consequences to our business combinations that may adversely affect us.

        While we expect to undertake any merger or acquisition so as to minimize taxes both to the acquired business and/or asset and us, such business combination might not meet the statutory requirements of a tax-free reorganization, or the parties might not obtain the intended tax-free treatment upon a transfer of shares or assets. A non-qualifying reorganization could result in the imposition of substantial taxes.

Our amended and restated certificate of incorporation will provide, subject to limited exceptions, that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain stockholder litigation matters, which could limit our stockholders' ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or stockholders.

        Our amended and restated certificate of incorporation will provide, to the fullest extent permitted by law, that derivative actions brought in our name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder's counsel; provided that the exclusive forum provision will not apply to (i) suits brought to enforce any liability or duty created by the Exchange Act, (ii) any other claim for which the federal courts have exclusive jurisdiction, (iii) any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (iv) any claim which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (v) any claim for which the Court of Chancery does not have subject matter jurisdiction. Furthermore, our amended and restated certificate of incorporation will also provide that unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, there is uncertainty as to whether a court would enforce such provision with respect to suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Stockholders will not be deemed to have waived our compliance with the federal securities laws and the rules and regulations thereunder. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed to have notice of and consented to the forum provisions in our amended and restated certificate of incorporation.

        This choice of forum provision may limit a stockholder's ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims, although our stockholders will not be deemed to have waived our compliance with federal securities laws and the rules and regulations thereunder. Alternatively, if a court were to find the choice of forum provision contained in our amended and restated certificate of incorporation to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.

Our warrants may have an adverse effect on the market price of the Pensare Common Stock.

        We have issued warrants to purchase an aggregate of 25,531,250 shares of Pensare Common Stock as part of the units offered in our initial public offering, including the exercise of the underwriters' over-allotment option, the sale of private placement warrants and the sale of private placement units, each exercisable to purchase one share of Pensare Common Stock at $11.50 per share. To the extent such warrants are exercised, additional shares of Pensare Common Stock will be issued, which will result in dilution to our stockholders and increase the number of shares of Pensare Common Stock eligible for resale in the public market. Sales of substantial numbers of such shares in the public market or the fact that such warrants may be exercised could adversely affect the market price of the Pensare Common Stock.

Because we have no current plans to pay cash dividends on Pensare Common Stock for the foreseeable future, you may not receive any return on investment unless you sell your Pensare Common Stock for a price greater than that which you paid for it.

        We may retain future earnings, if any, for future operations, expansion and debt repayment and have no current plans to pay any cash dividends for the foreseeable future. Any decision to declare and pay dividends as a public company in the future will be made at the discretion of our board of directors and will depend on, among other things, our results of operations, financial condition, cash requirements, contractual restrictions and other factors that our board of directors may deem relevant. In addition, our ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness we or our subsidiaries incur. As a result, you may not receive any return on an investment in Pensare Common Stock unless you sell your shares of Pensare Common Stock for a price greater than that which you paid for it.

Following the consummation of the Business Combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

        Following the consummation of the Business Combination, the combined company will face increased legal, accounting, administrative and other costs and expenses as a public company that Computex does not incur as a private company. The Sarbanes-Oxley Act, including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules and regulations promulgated and to be promulgated thereunder, the PCAOB and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require the combined company to carry out activities Computex has not done previously. For example, the combined company will create new board committees and adopt new internal controls and disclosure controls and procedures. In addition, additional expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a material weakness or significant deficiency in the internal control over financial reporting), the combined company could incur additional costs rectifying those issues, and the existence of those issues could adversely affect the combined company's reputation or investor perceptions of it. It may also be more expensive to obtain director and officer liability insurance. Risks associated with the combined company's status as a public company may make it more difficult to attract and retain qualified persons to serve on the board of directors or as executive officers. The additional reporting and other obligations imposed by these rules and regulations will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require the combined company to divert a significant amount of money that could otherwise be used to expand the business and achieve strategic objectives. Advocacy efforts by stockholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.

Pensare's Initial Stockholders have agreed to vote in favor of the Business Combination, regardless of how Pensare's Public Stockholders vote.

        Unlike many other blank check companies in which the Initial Stockholders agree to vote their founder shares in accordance with the majority of the votes cast by the Public Stockholders in connection with an initial business combination, Pensare's Initial Stockholders have agreed to vote their Founder Shares, as well as any Public Shares purchased during or after Pensare's initial public offering, in favor of the Business Combination. Pensare's Initial Stockholders own 97.9% of the outstanding shares of Pensare Common Stock. Accordingly, it is more likely that the necessary stockholder approval to complete the Business Combination will be received than would be the case if Pensare's Initial Stockholders agreed to vote their Founder Shares in accordance with the majority of the votes cast by Pensare's Public Stockholders.

Pensare may not be able to complete its initial business combination within the prescribed time frame, in which case Pensare would cease all operations except for the purpose of winding up and Pensare would redeem its Public Shares and liquidate, in which case Pensare's Public Stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and Pensare's warrants will expire worthless.

        The Sponsor and Pensare's officers and directors have agreed that Pensare must complete its initial business combination by April 1, 2020. Pensare may not be able to complete its initial business combination within this time period. If Pensare has not completed its initial business combination within this time period, Pensare will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Pensare's remaining stockholders and Pensare's board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to Pensare's obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such case, Pensare's Public Stockholders may only receive $10.00 per share, and Pensare's warrants will expire worthless. In certain circumstances, Pensare's Public Stockholders may receive less than $10.00 per share on the redemption of their shares.

The Sponsor and Pensare's directors, officers, advisors or their affiliates may elect to purchase shares from Public Stockholders, which may influence a vote on a proposed business combination and reduce the public "float" of Pensare Common Stock.

        The Sponsor and Pensare's directors, officers, advisors or their affiliates may purchase shares of Pensare Common Stock in privately negotiated transactions or in the open market either prior to or following the completion of Pensare's initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of such shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor and Pensare's directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination. This may result in the completion of the Business Combination that may not otherwise have been possible.

        In addition, if such purchases are made, the public "float" of Pensare Common Stock and the number of beneficial holders of Pensare's securities may be reduced, possibly making it difficult for the combined company to obtain the quotation, listing or trading of its securities on a national securities exchange.

If a stockholder fails to receive notice of Pensare's offer to redeem its Public Shares in connection with the Business Combination, such shares may not be redeemed.

        Pensare will comply with the proxy rules when conducting redemptions in connection with the Business Combination. Despite Pensare's compliance with these rules, if a stockholder fails to receive Pensare's proxy materials, as applicable, such stockholder may not become aware of the opportunity to redeem its shares. In addition, the proxy materials that Pensare will furnish to holders of its Public Shares in connection with the Business Combination will describe the various procedures that must be complied with in order to redeem Public Shares. For example, Pensare may require its Public Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in "street name," to either tender their certificates to Pensare's transfer agent prior to the date set forth in the proxy materials mailed to such holders, or up to two business days prior to the vote on the proposal to approve the Business Combination in the event Pensare distributes proxy materials, or to deliver their shares to the transfer agent electronically. In the event that a stockholder fails to comply with these or any other procedures, its shares may not be redeemed.

Pensare's Public Stockholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, Public Stockholders may be forced to sell their Public Shares or warrants, potentially at a loss.

        Pensare's Public Stockholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) Pensare's completion of an initial business combination, and then only in connection with those shares of Pensare Common Stock that such stockholder properly elected to redeem, subject to the limitations described herein, and (ii) the redemption of Pensare's Public Shares if it is unable to complete an initial business combination by April 1, 2020, subject to applicable law and as further described herein. In addition, if Pensare is unable to complete an initial business combination by April 1, 2020 for any reason, compliance with Delaware law may require that Pensare submit a plan of dissolution to its then-existing stockholders for approval prior to the distribution of the proceeds held in the Trust Account. In that case, Public Stockholders may be forced to wait beyond April 1, 2020 before they receive funds from the Trust Account. In no other circumstances will a public stockholder have any right or interest of any kind in the Trust Account. Accordingly, to liquidate your investment, you may be forced to sell your Public Shares or warrants, potentially at a loss.

If our stockholders fail to comply with the procedures for tendering their shares, such shares may not be redeemed.

        This proxy statement describes the various procedures that must be complied with in order for a public stockholder to validly redeem its public shares. In the event that a stockholder fails to comply with these procedures, its shares may not be redeemed.

Public Stockholders at the time of the Business Combination who purchased their units in Pensare's initial public offering and do not exercise their redemption rights may pursue rescission rights and related claims.

        Pensare's Public Stockholders may allege that some aspects of the Business Combination are inconsistent with the disclosure contained in the prospectus issued by Pensare in connection with the offer and sale in its initial public offering of units, including the structure of the proposed Business Combination. Consequently, a public stockholder who purchased shares in the initial public offering (excluding the Initial Stockholders) and still holds them at the time of the business combination and who does not seek to exercise redemption rights might seek rescission of the purchase of the units such holder acquired in the initial public offering. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in the value of such holder's shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. If stockholders bring successful rescission claims against Pensare, it may not have sufficient funds following the consummation of the Business Combination to pay such claims, or if claims are successfully brought against the combined company following the consummation of the Business Combination, the combined company's results of operations could be adversely affected and, in any event, the combined company may be required in connection with the defense of such claims to incur expenses and divert employee attention from other business matters.

Future issuances of any equity securities may dilute the interests of Pensare's stockholders and decrease the trading price of the combined company's shares.

        Any future issuance of equity securities could dilute the interests of Pensare's stockholders and could substantially decrease the trading price of the combined company's shares. The combined company may issue equity or equity-linked securities in connection with the Business Combination or in the future, including pursuant to the PIPE or other offering of equity securities, for a number of reasons, including to finance the combined company's operations and business strategy (including in connection with acquisitions and other transactions), to adjust the combined company's ratio of debt to equity, to satisfy its obligations upon the exercise of then-outstanding options or other equity-linked securities, if any, or for other reasons.

Pensare's stockholders will have a reduced ownership and voting interest after consummation of the Business Combination and will exercise less influence over management.

        After the completion of the Business Combination, Pensare's stockholders will own a smaller percentage of the combined company than they currently own of Pensare. Upon completion of the Business Combination, it is anticipated that Pensare's stockholders (including the Initial Stockholders), will own approximately 23%, of the Pensare Common Stock issued and outstanding immediately after the consummation of the Business Combination, assuming that none of Pensare's Public Stockholders exercise their redemption rights. Consequently, Pensare's stockholders, as a group, will have reduced ownership and voting power in the combined company compared to their ownership and voting power in Pensare.

The Sponsor and Pensare's executive officers and directors have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.

        When you consider the recommendation of Pensare's board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that certain of Pensare's directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

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  the beneficial ownership of the Sponsor and certain of Pensare's directors of an aggregate of 5,953,500 shares of Pensare Common Stock, which shares would become worthless if Pensare does not complete a business combination within the applicable time period, as the Initial Stockholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $62.7 million based on the closing price of Pensare Common Stock of $10.54 on NASDAQ on February 12, 2020;

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  the beneficial ownership of the Sponsor of warrants to purchase 7,017,290 shares of Pensare Common Stock currently held by it, which warrants would expire and become worthless if Pensare does not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $2.3 million based on the closing price of Pensare's warrants of $0.33 on NASDAQ on February 12, 2020;

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  Pensare's directors will not receive reimbursement for any out-of-pocket expenses incurred by them on Pensare's behalf incident to identifying, investigating and consummating a business combination to the extent such expenses exceed the amount not required to be retained in the Trust Account, unless a business combination is consummated;

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  the chairman of our board of directors and a director of Computex, Mr. Mock, is the Managing Partner of Navigation Capital Partners, which is Computex's controlling shareholder, and pursuant to the Business Combination Agreement, in addition to continuing to serve as the Chairman of Pensare's board of directors, Mr. Mock will also remain on the Surviving Corporation's board of directors upon the Closing;

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  working capital loans from our Sponsor in an aggregate amount of approximately $8.3 million, as of December 31, 2019, which will be repaid only if Pensare completes an initial business combination;

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  the potential continuation of certain of Pensare's directors as directors of the post-Business Combination company; and

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  the continued indemnification of current directors and officers of Pensare and the continuation of directors' and officers' liability insurance after the Business Combination.

        These interests may influence Pensare's directors in making their recommendation that you vote in favor of the Business Combination Proposal and the other proposals described in this proxy statement.

Financial projections of Computex may not be realized.

        Certain internal financial information and forecasts for Computex were prepared by Computex's management. These financial projections include numerous assumptions about general business, economic, market, regulatory and financial conditions and various other factors, all of which are difficult to predict and uncertain. These financial projections were not prepared with a view to public disclosure, are subject to significant economic, competitive, industry and other uncertainties, and may not be achieved in full, at all, or within projected timeframes. The failure of Computex to achieve the projected results, could have a material adverse effect on the price of Pensare's Common Stock and Pensare's financial position following the Business Combination.

SPECIAL MEETING OF PENSARE STOCKHOLDERS

The Pensare Special Meeting

        Pensare is furnishing this proxy statement to you as part of the solicitation of proxies by its board of directors for use at the special meeting of stockholders to be held on February 27, 2020, and at any adjournment or postponement thereof. This proxy statement is first being furnished to Pensare's stockholders on or about February 13, 2020. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting of stockholders.

Date, Time and Place of Special Meeting

        The special meeting of stockholders of Pensare will be held at 11:00 a.m., Eastern time, on February 27, 2020, at the offices of Greenberg Traurig, LLP, located at the MetLife Building, 200 Park Avenue, New York, NY 10166, or such other date, time and place to which such meeting may be adjourned or postponed, for the purpose of considering and voting upon the proposals.

Purpose of the Special Meeting

        At the Pensare special meeting of stockholders, Pensare will ask the Pensare stockholders to vote in favor of the following proposals:

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  The Business Combination Proposal—a proposal to approve the adoption of the Business Combination Agreement and the Merger, including the approval for purposes of NASDAQ Listing Rule 5635 of the issuance pursuant to the Business Combination Agreement of a number of shares of Pensare Common Stock that exceeds 20% of the number of shares of Pensare Common Stock that is currently outstanding;

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  The Certificate Proposal—a proposal to change our name to American Virtual Cloud Technologies, Inc.; to remove certain provisions related to our status as a blank check company; and to make certain other changes that our board of directors deems appropriate for a public operating company;

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  Incentive Plan Proposal—a proposal to adopt the American Virtual Cloud Technologies, Inc. 2020 Incentive Compensation Plan; and

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  The Adjournment Proposal—a proposal to authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Business Combination Proposal, the Incentive Plan Proposal or Public Stockholders have elected to redeem an amount of Public Shares such that the minimum available cash condition to the obligation to closing of the Business Combination would not be satisfied.

Recommendation of Pensare Board of Directors

        Pensare's board of directors believes that each of the Business Combination Proposal, the Certificate Proposal, the Incentive Plan Proposal and the Adjournment Proposal to be presented at the special meeting of stockholders is in the best interests of Pensare and its stockholders and unanimously recommends that its stockholders vote "FOR" each of the proposals.

        When you consider the recommendation of Pensare's board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that certain of Pensare's directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

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  the beneficial ownership of the Sponsor and certain of Pensare's directors of an aggregate of 5,953,500 Founder Shares, which shares would become worthless if Pensare does not complete a business combination within the applicable time period, as the Initial Stockholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $62.7 million, based on the closing price of the Pensare Common Stock of $10.54 on Nasdaq on February 12, 2020;

  •
  the beneficial ownership of the Sponsor of warrants to purchase 7,017,290 shares of Pensare Common Stock currently held by it, which warrants would expire and become worthless if Pensare does not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $2.3 million based on the closing price of the Public Warrants of $0.33 on Nasdaq on February 12, 2020;

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  Pensare's directors will not receive reimbursement for any out-of-pocket expenses incurred by them on Pensare's behalf incident to identifying, investigating and consummating a business combination to the extent such expenses exceed the amount not required to be retained in the Trust Account, unless a business combination is consummated;

  •
  the chairman of our board of directors and a director of Computex, Mr. Mock, is the Managing Partner of Navigation Capital Partners, which is Computex's controlling shareholder, and pursuant to the Business Combination Agreement, in addition to continuing to serve as the Chairman of Pensare's board of directors, Mr. Mock will also remain on the Surviving Corporation's board of directors upon the Closing;

  •
  working capital loans from our Sponsor in an aggregate amount of approximately $8.3 million, as of December 31, 2019, which will be repaid only if Pensare completes an initial business combination;

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  the continuation of certain of Pensare's directors and officers as directors following the consummation of the Business Combination; and

  •
  the continued indemnification of current directors and officers of Pensare and the continuation of directors' and officers' liability insurance after the Business Combination.

Record Date and Voting

        You will be entitled to vote or direct votes to be cast at the special meeting of stockholders if you owned shares of Pensare Common Stock at the close of business on January 24, 2020, which is the record date for the special meeting of stockholders. You are entitled to one vote for each share of Pensare Common Stock that you owned as of the close of business on the record date. If your shares are held in "street name" or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 7,932,977 shares of Pensare Common Stock outstanding, of which 170,477 are Public Shares and 7,762,500 are Founder Shares held by Pensare's Initial Stockholders.

        Pensare's Initial Stockholders have agreed to vote all of their Founder Shares and any Public Shares acquired by them in favor of the Business Combination Proposal. Pensare's issued and outstanding warrants do not have voting rights at the special meeting of stockholders.

Voting Your Shares

        Each share of Pensare Common Stock that you own in your name entitles you to one vote on each of the proposals for the special meeting of stockholders. Your one or more proxy cards show the number of shares of Pensare Common Stock that you own.

        If you are a holder of record, there are two ways to vote your shares of Pensare Common Stock at the special meeting of stockholders:

  •
  You can vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in "street name" through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the applicable special meeting(s). If you vote by proxy card, your "proxy," whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of Pensare Common Stock will be voted, as recommended by Pensare's board of directors. With respect to proposals for the special meeting of stockholders, that means: "FOR" the Business Combination Proposal and "FOR" the Adjournment Proposal.

  •
  You can attend the special meeting and vote in person. You will be given a ballot when you arrive. However, if your shares of Pensare Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Pensare Common Stock.

Who Can Answer Your Questions About Voting Your Shares

        If you have any questions about how to vote or direct a vote in respect of your shares of Pensare Common Stock, you may contact Pensare's proxy solicitor:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
Banks and brokers: (203) 658-9400
Email: WRLS.info@morrowsodali.com

        You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled "Where You Can Find More Information."

Quorum and Vote Required for Proposals

        A quorum of Pensare's stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of stockholders if a majority of the Pensare Common Stock outstanding and entitled to vote at the special meeting of stockholders is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

        The approval of the Business Combination Proposal requires the affirmative vote of a majority of the outstanding shares of Pensare Common Stock present and entitled to vote at the special meeting of stockholders. Accordingly, a Pensare stockholder's failure to vote by proxy or to vote in person at the special meeting of stockholders or an abstention from voting, will have the same effect as a vote "AGAINST" the Business Combination Proposal. Broker Non-Votes will not have any effect on the outcome of this proposal.

        The approval of the Certificate Proposal requires the affirmative vote of a majority of the outstanding shares of Pensare Common Stock entitled to vote at the special meeting of stockholders. Accordingly, a Pensare stockholder's failure to vote by proxy or to vote in person at the special meeting of stockholders, Broker Non-Votes or an abstention from voting, will have the same effect as a vote "AGAINST" the Certificate Proposal.

        The Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares of Pensare Common Stock that are voted thereon at the special meeting of stockholders. Accordingly, a Pensare stockholder's failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a Broker Non-Vote will have no effect on the outcome of any vote on the Incentive Plan Proposal.

        The Adjournment Proposal, if presented, requires the affirmative vote of the holders of a majority of the shares of Pensare Common Stock that are voted thereon at the special meeting of stockholders. Accordingly, a Pensare stockholder's failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a Broker Non-Vote will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions and Broker Non-Votes

        Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Pensare believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a "Broker Non-Vote."

        Abstentions and Broker Non-Votes will be counted for purposes of determining the presence of a quorum at the special meeting of Pensare stockholders. Abstentions will have the same effect as a vote "AGAINST" the Business Combination Proposal. A Broker Non-Vote will have no effect on the Business Combination Proposal. Abstentions and Broker Non-Votes will have no effect on the outcome of the Incentive Plan Proposal or the Adjournment Proposal. Broker Non-Votes or an abstention from voting, will have the same effect as a vote "AGAINST" the Certificate Proposal.

Revocability of Proxies

        If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Pensare's proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Pensare's secretary, which must be received before the Special Meeting.

Redemption Rights

        Pursuant to Pensare's amended and restated certificate of incorporation, any holders of Public Shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less franchise and income taxes payable, calculated as of two business days prior to the consummation of the Business Combination. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of Pensare's initial public offering as of two business days prior to the consummation of the Business Combination, less franchise and income taxes payable, upon the consummation of the Business Combination. For illustrative purposes, based on funds in the Trust Account of approximately $1.87 million on January 31, 2020, the estimated per share redemption price would have been approximately $10.89.

        Redemption rights are not available to holders of rights or warrants in connection with the Business Combination.

        In order to exercise your redemption rights, you must, prior to 4:30 p.m., Eastern time, on February 25, 2020 (two business days before the special meeting), both:

  •
  Submit a request in writing that Pensare redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Pensare's transfer agent, at the following address:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

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  Deliver your Public Shares either physically or electronically through DTC to Pensare's transfer agent. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is Pensare's understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, Pensare does not have any control over this process and it may take longer than one week. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

        Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Pensare's consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to Pensare's transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that Pensare's transfer agent return the shares (physically or electronically). You may make such request by contacting Pensare's transfer agent at the phone number or address listed above.

        Each redemption of Public Shares by Pensare's Public Stockholders will decrease the amount in the Trust Account. In no event, however, will Pensare redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of our Business Combination.

        Prior to exercising redemption rights, stockholders should verify the market price of their Pensare Common Stock as they may receive higher proceeds from the sale of their Pensare Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Pensare cannot assure you that you will be able to sell your shares of Pensare Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in Pensare Common Stock when you wish to sell your shares.

        If you exercise your redemption rights, your shares of Pensare Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.

        If the Business Combination Proposal is not approved and Pensare does not consummate an initial business combination by April 1, 2020, unless otherwise extended, it will be required to dissolve and liquidate and the Pensare Warrants will expire worthless.

Appraisal or Dissenters' Rights

        No appraisal or dissenters' rights are available to holders of shares of Pensare Common Stock or Pensare Warrants or rights in connection with the Business Combination.

Solicitation of Proxies

        Pensare will pay the cost of soliciting proxies for the special meeting. Pensare has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the special meeting. Pensare has agreed to pay Morrow Sodali LLC a fee of $7,500, plus disbursements. Pensare will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. Pensare also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Pensare Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Pensare Common Stock and in obtaining voting instructions from those owners. Pensare's directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Stock Ownership

        As of the record date, the Initial Stockholders beneficially own an aggregate of 97.9% of the outstanding shares of Pensare Common Stock. The Initial Stockholders have agreed to vote all of their Founder Shares and any Public Shares acquired by them in favor of the Business Combination Proposal. As of the date of this proxy statement, none of the Initial Stockholders have acquired any shares of Pensare Common Stock.

 THE BUSINESS COMBINATION

Background of the Business Combination

        The terms of the Business Combination Agreement are the result of arm's length negotiations between representatives of Pensare and Computex. The following is a brief discussion of the background of these negotiations, the Business Combination Agreement, and related transactions.

        Pensare is a blank check company incorporated in Delaware for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. Pensare's focus was on the technology, media and telecommunications ("TMT") industries, leveraging the industry background and expreiences of Pensare's management team, who had worked previously at AT&T, Vonage, MasTec, Ericsson, Motorola, Palm and/or nsoro.

        On August 1, 2017, Pensare consummated its initial public offering ("IPO") of 27,000,000 units at $10.00 per unit, generating gross proceeds of $270,000,000. Simultaneously with the closing of the IPO, Pensare consummated the sale of Private Placement Warrants at a price of $1.00 per warrant in a private placement to our Sponsor, MasTec, and EBC generating gross proceeds of $9,500,000. EBC served as the sole book-running manager for the IPO. In its role as an underwriter, EBC received an underwriting fee. EBC is entitled to additional compensation upon the consummation of Pensare's initial business combination pursuant to a Business Combination Marketing Agreement, dated July 27, 2017, between EBC and Pensare.

        The proceeds of the IPO, including proceeds from the exercise of the underwriters' over-allotment option were $310,500,000 and were placed in the Trust Account following the IPO and were invested in U.S. government securities with a maturity of 180 days or less. In accordance with Pensare's certificate of incorporation, the Trust Account proceeds will be released upon the completion of an initial business combination.

        Pensare currently has until April 1, 2020 to consummate an initial business combination. If Pensare is unable to consummate an initial business combination within such time period, unless Pensare's stockholders vote prior to such date to approve a further extension of the date by which Pensare must complete a business combination, Pensare will, as promptly as reasonably possible, but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by Pensare to pay our franchise and income taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law and as further described herein, and then seek to dissolve and liquidate.

        Prior to the consummation of the IPO, neither Pensare, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a potential transaction with Pensare.

        Following the IPO, Pensare's acquisition team, which included certain officers and directors of Pensare, commenced an active search for a target business. Representatives of Pensare were contacted by numerous individuals and entities, including financial advisors and executives in the TMT industries, who offered to present ideas for acquisition opportunities. Pensare's officers and directors and their affiliates also brought to its attention target business candidates, primarily in the TMT industries.

        During this search process, Pensare reviewed more than 50 acquisition opportunities (primarily in the TMT industries), entered into over 15 non-disclosure agreements, engaged with several possible target businesses in detailed substantive discussions or negotiations with respect to potential transactions, and delivered non-binding letters of intent to five companies. Pensare ultimately determined not to pursue each of its other potential acquisition opportunities either because (i) the target pursued an alternative transaction or strategy, or (ii) Pensare concluded that the target business would not be a suitable acquisition for Pensare.

        On January 28, 2019, at a special meeting in lieu of the 2019 Annual Meeting, Pensare shareholders voted to approve an extension of the date by which Pensare had to consummate a business combination for an additional three months, from February 1, 2019 to May 1, 2019. The purpose of the extension was to allow Pensare more time to complete a business combination transaction. In connection with the special meeting, 2,796,290 Public Shares were redeemed from funds available in the Trust Account for a redemption amount of approximately $10.18 per share.

        On January 31, 2019, Pensare entered into a Business Combination Agreement (the "TPx Agreement") with U.S. TelePacific Holdings Corp., d/b/a TPx Communications ("TPx"), a provider of Unified Communications and cloud-focused managed IT services, relating to a proposed business combination between Pensare and TPx. The TPx Agreement provided for termination in the event that any of the conditions precedent in the TPx Agreement were not fulfilled or waived on or prior to the termination date.

        On April 29, 2019, at a special meeting, Pensare's shareholders voted to approve a further extension of the date by which Pensare had to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. The purpose of the extension was to allow Pensare more time to complete a business combination transaction. In connection with the special meeting, 3,831,985 Public Shares were redeemed from funds available in the Trust Account for a redemption amount of approximately $10.33 per share.

        On May 20, 2019, Pensare mutually agreed with TPx to terminate the TPx Agreement pursuant to a Termination of Business Combination Agreement dated as of May 20, 2019, effective as of such date because certain of the conditions precedent to closing the business combination were not satisfied, including a failure to raise the necessary financing to complete the transaction, among other things.

        On May 20, 2019, representatives of Pensare traveled to Dallas, Texas, to meet with representatives of AT&T to notify AT&T of the termination of the TPx Agreement and to further earlier discussions that representatives of Pensare had been having with representatives of AT&T regarding a potential strategic partnership between AT&T and Pensare.

        Also on May 20, 2019, Mr. Lawrence Mock, Chairman of the Pensare board of directors and a director of Computex, had a telephonic conversation with Mr. Darrell Mays, Pensare's chief executive officer, in which Mr. Mock notified Mr. Mays that the private equity firm of which Mr. Mock was Managing Partner, Navigation Capital Partners, was the controlling shareholder in a Houston, Texas-based IT solutions and managed service provider, Computex, which Mr. Mock believed might be an attractive target for a proposed business combination with Pensare. Mr. Mays further discussed the Computex opportunity with other members of the Pensare team both telephonically and in person that evening and the next day.

        On May 21, 2019, representatives of Pensare forwarded a confidentiality agreement to Computex to facilitate the review by Pensare of non-public information. The parties negotiated changes in the proposed confidentiality agreement and on May 21, 2019, Pensare executed the confidentiality agreement, received preliminary company presentations from Computex, and received access to the Computex dataroom for legal and financial due diligence.

        On May 22 and 23, Mr. Mays and Dr. Robert Willis, Pensare's president, discussed potential transaction terms of a proposed business combination between Pensare and Computex with Mr. Mock and Mr. Mark Downs, Partner of Navigation Capital Partners.

        Between May 22 and May 31, Mr. Mays, Dr. Willis, and Dr. David Panton, Pensare's chief strategy officer, held several telephone calls and meetings with Mr. Downs and Mr. Mock from Navigation Capital Partners and Mr. Sam Haffar, Computex's chief executive officer, to review the materials prepared by Computex and consider the merits of Computex as a potential merger candidate for Pensare. Considerations included Computex's leading position as a IT solutions provider, its potential attractiveness as a public company, the significant growth and opportunities in Computex's target markets, and the extent to which Computex would be attractive as a strategic partner to AT&T. Discussions also included the likelihood that Pensare would need to reduce the number of shares of Pensare Common Stock in order to accommodate the valuation and capital structure needs of a transaction of the size of Computex, which was at the low end of Pensare's stated target transaction size range.

        On May 31, 2019, Pensare sent to Mr. Downs and Mr. Mock of Navigation Capital Partners by email an initial non-binding proposal outlining terms and conditions for a potential business combination between Pensare and Computex. This proposal was subsequently presented to Computex management.

        On May 31, 2019, Mr. Mays, Dr. Willis, Dr. Panton, and Mr. Graham McGonigal, Pensare's chief operating officer, traveled to Houston, Texas, to meet with the executive management team of Computex including Mr. Haffar, Computex's chief executive officer, Mr. Jesus Perez, Computex's chief financial officer, and Mr. Faisal Bhutto, Computex's executive vice president, to discuss the steps involved in a business combination with a special purpose acquisition company like Pensare, review Computex's financial and business models, as well as its strategic, marketing and operations plans, and tour Computex's facilities.

        On May 31, 2019, Pensare announced that the Company's sponsor would reduce its contributions to the Trust Account, such that the total monthly payment would be no greater than $200,000, and offered its public stockholders the right to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with such determination by the sponsor. As a result, in June 2019 holders of 18,361,687 Public Shares elected to redeem their shares for their pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. The per-share redemption amount for such redeemed Public Shares was approximately $10.39. After giving effect to the redemptions, 13,822,538 shares of Pensare Common Stock (including 6,060,038 Public Shares) remained issued and outstanding.

        On June 4, 2019, the Pensare board of directors held an in-person board meeting in Atlanta, Georgia to discuss the potential Computex business combination and the potential strategic relationship with AT&T. At this meeting, Mr. Mays, Dr. Willis and Dr. Panton updated the board on Pensare's ongoing search for a business combination, including Computex and other potential target businesses. The board considered a non-binding offer for Computex and discussed valuation. At the meeting, Mr. Mock recused himself and removed himself from the room during the discussion about the potential offer and valuation for Computex. Dr. Willis also briefed the board on the timetable and status of Pensare's efforts to obtain stockholder approval for an extension of the time Pensare would have to close a business combination beyond August 1, 2019, as required by its amended and restated certificate of incorporation.

        On June 4, Dr. Panton and Mr. McGonigal met with representatives of another potential business combination target which is a leading developer of Unified Communications technology (the "UCaaS Platform"). On June 11, Mr. Mays and Dr. Panton traveled to have a face-to-face meeting with the senior executive team and equity owners of the UCaaS Platform.

        On June 11, 2019, counsel to Computex and counsel to Pensare engaged in a conference call to discuss the proposed legal structure of the potential business combination and other related matters.

        On June 12, 2019, Pensare and Computex executed a non-binding term sheet with a 60-day exclusivity period.

        On June 14, 2019, Dr. Willis, Mr. McGonigal, and Dr. Panton traveled to Dallas, Texas to meet with representatives of AT&T to discuss the assumptions underlying the financial model supporting the proposed Pensare-AT&T strategic partnership.

        On June 18, 2019, Pensare and the UCaaS Platform executed a non-binding term sheet regarding a potential transaction.

        Throughout the month of June 2019, Pensare's representatives continued to conduct due diligence on both Computex and the UCaaS Platform to research markets and outlook of the respective companies. This research placed particular emphasis on the relative strengths and risks of Computex and the UCaaS Platform when compared with other potential business combination candidates. This research included consultation with independent consultants with experience in Computex's and the UCaaS Platform's lines of business.

        On June 21, 2019, Dr. Willis, Dr. Panton, and Mr. McGonigal travelled to Houston, Texas to meet with the executive management team of Computex as well as the management team and financial advisor of the UCaaS Platform. At that meeting, Pensare outlined its vision for combining all three companies and provided an update on the proposed Pensare-AT&T strategic relationship.

        On June 27, representatives of Pensare met with representatives of the UCaas Platform to discuss potential terms of a business combination.

        On June 28, 2019, Dr. Willis and Dr. Panton travelled to Houston, Texas to meet with the executive team of Computex and the UCaaS Platform to advance discussions on the proposed business combination, potential acquisition targets, and the growth strategy.

        On July 2, 2019, counsel for Pensare sent counsel for Computex an initial draft of the Business Combination Agreement.

        From July 5, 2019 to July 24, 2019, counsel for Computex and Pensare exchanged drafts of the Business Combination Agreement and related documents and agreements and engaged in negotiations of such documents and agreements.

        On July 8, 2019, representatives of Pensare met with representatives of the UCaaS Platform as part of the ongoing diligence process.

        On July 10, 2019 Dr. Willis, Dr. Panton and Mr. McGonigal traveled to Coral Gables, Florida to meet with senior executives at MasTec to discuss the proposed business combinations with Computex and the UCaaS Platform and to discuss MasTec's interest in participating in a proposed PIPE transaction.

        On July 23, 2019, Pensare and the UCaaS Platform executed a non-binding letter of intent.

        On July 24, 2019, Pensare's board of directors met via teleconference, with all board members present. The purpose of the meeting was to review the status of the discussions with Computex and the latest drafts of the documents and agreements concerning the Computex transaction, including the Business Combination Agreement, to review and discuss Computex's financial models and forecasts, and to discuss timing of the Business Combination relative to the special meeting of stockholders to vote to extend the time by which Pensare must complete a business combination. At that meeting, representatives of Greenberg Traurig, LLP summarized key terms of the proposed Business Combination and discussed the fiduciary duties of the members of the board. In addition, representatives of Cassel & Salpeter, which had been retained by Pensare to provide an opinion to Pensare's board of directors as to the fairness, from a financial point of view, to Penasare of the consideration to be issued and paid by Pensare in the proposed Business Combination, reviewed its financial analysis of Computex and answered questions from members of the board. At the conclusion of such discussion and question and answer period, Cassel Salpeter rendered to the board its oral opinion, which subsequently would be confirmed by delivery of a written opinion dated July 24, 2019, as to, as of that date, the fairness, from a financial point of view, to Pensare of the consideration to be issued and paid by Pensare in the Merger pursuant to the Business Combination Agreement. In light of Mr. Mock's interest in Computex, Mr. Mock recused himself from the discussion and vote regarding the Business Combination. After considerable review and discussion, the Business Combination Agreement and related documents and agreements were unanimously approved by those directors participating in the vote, subject to final negotiations and modifications, and the board determined to recommend the approval of the Business Combination Agreement to Pensare's stockholders.

        On July 24, 2019, the Business Combination Agreement and related documents and agreements were executed. On July 25, 2019, Pensare issued a press release announcing the execution of the Business Combination Agreement and filed with the SEC a Current Report on Form 8-K announcing the execution of the agreement and discussing the key terms of the proposed transaction. Pensare also announced in that press release that it entered into a non-binding letter of intent to acquire the UCaaS Platform and that it had appointed Graham McGonigal as Chief Operating Officer to help lead the execution of Pensare's strategy.

        Also on July 25, 2019, Pensare announced that it had joined the AT&T Partner Exchange®, a platform pursuant to which Pensare will be able to bundle and resell certain AT&T branded products and solutions with its own services following the consummation of the Business Combination.

        On July 31, 2019, at a special meeting, the Pensare Stockholders agreed to extend the date by which the Company had to consummate a business combination for an additional four months, from August 1, 2019 to December 1, 2019. In connection with the special meeting, 5,754,273 Public Shares were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.48 per share. Approximately $3.2 million remained in the Trust Account after redemptions.

        On August 6, 2019, Dr. Willis travelled to Coral Gables, Florida to meet with senior executives of MasTec to provide an update on the proposed business combinations and to discuss MasTec's interest in participating in a proposed PIPE transaction.

        During August and September, representatives of Pensare and the UCaaS Platform continued to discuss terms of a potential transaction, and counsel for Pensare and the UCaaS Platform exchanged drafts of a business combination agreement. Since September, representatives of Pensare and the UCaas Platform continued to discuss a potential transaction, but further drafts of a business combination agreement have not been exchanged, and the parties do not expect to engage in substantive discussions regarding a potential transaction until after the Business Combination has been consummated.

        On November 26, 2019, at a special meeting, the Pensare Stockholders agreed to extend the date by which the Company had to consummate a business combination for an additional four months, from December 1, 2019 to April 1, 2020. In connection with the special meeting, 135,288 Public Shares were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.56 per share. Approximately $1.8 million remained in the Trust Account after redemptions.

        On December 20, Pensare, Computex, Merger Sub and Holdings entered into Amendment No. 1 to the Business Combination Agreement, which amended, among other things, the consideration to be paid to Holdings and is reflected in the Business Combination Agreement attached hereto as Annex A.

Pensare's Board of Directors' Reasons for the Approval of the Business Combination

        As described under "Background of the Business Combination" above, Pensare's board of directors, in evaluating the business combination, consulted with Pensare's management and legal and other advisors in reaching its decision at its meeting on July 24, 2019 to approve and adopt the Business Combination Agreement and the transactions contemplated by the Business Combination

Agreement. At this and at prior meetings, Pensare's board of directors considered a variety of factors weighing positively and negatively with respect to the Business Combination. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, Pensare's board of directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. Pensare's board of directors viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of the reasons for Pensare's board of directors' approval of the business combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section titled "Cautionary Note Regarding Forward-Looking Statements."

        The Chairman of Pensare's board of directors and a director of Computex, Lawrence Mock, is also a Managing Partner of Navigation Capital Partners, Inc., a private equity firm with a controlling interest in Computex. In light of Mr. Mock's interest in Computex, in approving the Business Combination Agreement, the Pensare board of directors determined that it was advisable to obtain advice from third party advisors, including an opinion as to the fairness, from a financial point of view, to Pensare of the consideration to be issued and paid by Pensare in the Business Combination. That opinion was provided by Cassel Salpeter to the board of directors prior to the board's final decision to approve the Business Combination Agreement and was one of many factors considered by the board in connection with its decision to approve the Business Combination Agreement. Pensare's board of directors also obtained information and advice regarding legal and structural factors involved in the Business Combination from Pensare's advisors, including Greenberg Traurig, LLP.

        At the start of the board's evaluation, the original motivations behind Pensare's IPO were revisited in detail. Mr. Mays, Dr. Willis, and Dr. Panton outlined the five prongs of their strategy, to (1) generate significant value creation to shareholders by building a fast-growing publicly-traded firm, (2) acquire one or more attractive initial platforms, (3) leverage the public company stock and access to capital to make subsequent accretive add-on acquisitions to increase the size of the company, (4) leverage the Pensare management team's extensive relationships and experience with AT&T, and (5) participate and take advantage of the fast-growing IT managed services and unified communications industries, which are increasingly attractive to institutional investors and which are growing at high compound annual growth rates of over 25% (Transparancy Market Research projects that the Global UCaaS market will grow by a compound annual growth rate of 28.6% between 2015 and 2024 from $8.2 billion to $79.3 billion, and MarketLine projects that US Cloud Services will grow by a compound annual growth rate of 41.3% between 2015 and 2020 from $31.0 billion to $174.3 billion).

        Before reaching its decision, Pensare's board of directors reviewed the results of management's due diligence, which included:

  •
  Research on comparable companies and transactions within IT, managed services and UCaaS industries;

  •
  Extensive meetings and calls with Computex's management team regarding operations and projections;

  •
  Call notes from interviews with experts with respect to IT, managed services and UCaaS industries;

  •
  Research on the IT, managed services and UCaaS industries including historical growth trends, market share information and market size projections;

  •
  Financial and valuation analysis; and

  •
  Review of Computex's material contracts, intellectual property matters and labor matters and financial, tax, legal and accounting due diligence.

        The factors considered by Pensare's board of directors include, but are not limited to, the following:

  •
  Large Addressable Market with Substantial Growth Opportunities Driven by Increasing IT Complexity. Computex participates in the large and growing IT market with a specific focus on the data center, network, cloud, security, virtualization, and emerging segments of the industry, facilitated by its professional and managed service solutions. Computex's products and services target large enterprise companies, the roughly 37,000 middle market companies with revenues between $100 million and $2 billion, the approximately 96,000 state and local governmental organizations, large school districts, and the approximately 3,800 higher educational institutions in the U.S.

  •
  Attractive Opportunity in the Mid-Market.  There is a large demand for Computex's services in the small to medium-sized business ("SMB") segment. According to IDC(1), spending by businesses with fewer than 1,000 employees on IT hardware, software, and services, including business services, is expected to reach $684 billion in 2021. Mid-market firms are expected to continue to account for the largest share of total SMB IT spending (businesses with 100-499 employees spent an estimated $229 billion in 2018, while businesses with 500-999 employees spent an estimated $182 billion).

  •
  Unique Strategic Growth Opportunity with AT&T.  In July 2019, Pensare entered into a contract with AT&T and formally joined the AT&T Partner Exchange®, building on Pensare management's proven track record of generating over $11+ billion in services revenues with AT&T and on the strength of the Computex infrastructure and platform. Pensare's strategy following the closing of the business combination is to offer AT&T bundled, white-label, white-glove managed services targeted at mid-market (100-1000 employees), multi-location business customers, with a particular focus on offerings in the fast growing UCaaS industry. Pensare management believes that the AT&T relationship has the potential to generate over $1 billion in cumulative revenues for the post-Transaction company over the three years following the consummation of the Business Combination, with annual projected revenues of $400 million or more and 40% or greater EBITDA margins.

  •
  Experienced and Proven Management Team.  Computex's management team has extensive experience in the IT and managed services industries and has successfully grown Computex into a leading IT Solutions provider. It is expected that the current management team will continue to manage the post-Business Combination company.

  •
  Broad and Diverse Customer Base.  Computex has a broad and diverse customer base of over 1,700 customers across a wide range of industries, including oil and gas, financial services, healthcare, education, state and local government, technology, retail, manufacturing and telecommunications. It is not reliant on any single customer in any given year and customarily its top customers change from year to year. Computex believes that is a trusted IT advisor to its clients and provides turn-key solutions which address complex IT requirements across the entire IT lifecycle including assessment, design, procurement, implementation and on-going managed services and cyber-security.

  •
  Deep Expertise in Advanced Technology.  Pensare's management believes that customers choose Computex for their complex IT infrastructure needs based on its track record of delivering

(1)
IDC: "Worldwide SMB IT Spending to Pass $600 Billion in 2018, Driven by Mid-Market Demand for Software and Services, According to IDC". https://www.idc.com/getdoc.jsp?containerId=prUS43565918.

    top-tier solutions, offering value-added services, and its close relationships with both established and emerging vendors. Computex focuses on obtaining and maintaining top-level engineering certifications for each of its strategic vendor's most advanced technologies. Computex possesses more than 500 certifications, which it leverages to help its customers achieve positive business outcomes.

  •
  Strategic Ability to Design and Integrate Cloud Solutions Across Multiple Vendors.  Pensare's management believes that Computex's expertise in architecting data center and cloud environments allows it to provide differentiated offerings that help its customers transition significant portions of their business, including all of their critical business workloads, to the cloud. Combined with its strong foundations in networking and security, Pensare's management believes that Computex is well poised to help customers adopt a multi-cloud strategy that utilizes its cloud cost-management framework to help overcome inherent challenges.

  •
  Demonstrated Ability to Gain Compliance Certifications and Protect Customer Information.  Computex's ability to work within compliance frameworks and gain certifications, including Computex's full SSAE 18 SOC 1 Type 1 audit and certification, give it what Pensare management believes is a competitive advantage.

  •
  Computex Personnel Provides Scalable IT Service Delivery.  Computex has a balanced complement of technical, sales, and operational experts. More than two-thirds of its current employees are technical experts in their requisite fields, allowing Computex to customize solutions for customers of all sizes. Computex's engineering talent, coupled with the wide range of IT solutions that its talent covers, gives Computex what Pensare management believes to be a competitive advantage around creating, implementing, and maintaining large-scale IT solutions.

  •
  Investment in Scalable Managed Services.  Computex continues to invest in its highly profitable and scalable Managed Services. Computex has invested in top tier security talent where it has acquired penetration testers, threat hunters and Security Operations Center analysts to boost its managed security offering. Computex built a Security Operations Center that complements its Network Operations Center. Computex is now providing its customers 24x7x365 Managed Security Services such as managed advanced endpoint security, managed SIEM, security awareness and training programs.

  •
  Terms of the Business Combination.  The financial and other terms and conditions of the Business Combination and Merger Agreements, as reviewed by the board of directors, and the fact that such terms and conditions were the product of arm's-length negotiations between Pensare and Computex.

  •
  Attractive Entry Valuation.  The implied purchase multiple of Computex of 8.7x estimated EBITDA for 2020 compares favorably to the valuations of Comparable Listed Companies, as described in more detail below, the median of which is 9.8x estimated EBTIDA for 2020.

  •
  Opinion of Financial Advisor to the Board.  The financial analyses reviewed by Cassel Salpeter with the Pensare board, as well as the oral opinion of Cassel Salpeter (which was subsequently confirmed in writing by delivery of Cassel Salpeter's written opinion addressed to the Pensare board dated July 24, 2019), as to, as of such date, the fairness, from a financial point of view, to Pensare of the Merger Consideration to be issued and paid by Pensare in the Merger pursuant to the Business Combination Agreement.

        Pensare's board of directors also considered the following factors:

  •
  PIPE Transaction.  The proposed Business Combination and Merger are largely dependent on the successful completion of a proposed PIPE transaction on terms which have not been finalized.

  •
  Stockholder Vote and Redemption Rights.  Some of Pensare's stockholders may vote against the Business Combination Proposal or decide to exercise their redemption rights (although there is no minimum cash balance requirement for the Trust Account).

  •
  AT&T Strategic Relationship.  A significant portion of the projected revenues and EBITDA are largely dependent on building and maintaining a strategic relationship with AT&T.

  •
  UCaaS Business.  An important component of Pensare's long-term business plan is also dependent on Pensare acquiring a business in the UCaaS space, and Pensare does not have a binding agreement to acquire the UCaaS Platform or any similar business.

  •
  Competition.  Computex has many competitors in the IT industry including its vendors, which may choose to market their products directly to end-users rather than through channel partners.

  •
  Economy.  Computex's results of operations are largely dependent upon the state of the economy. Global economic weakness and uncertainty may result in decreased sales, gross margin, and/or earnings.

  •
  Execution.  There is a risk that Computex will not be able to continue executing on its business plan as elsewhere described in this document.

  •
  Interested Party. The Chairman of the Pensare board of directors is also a director of Computex and a Managing Partner of the private equity firm which controls Computex. See the section entitled "Interests of Pensare's Directors and Officers in the Business Combination."

        The Pensare board of directors concluded that the potentially negative factors associated with the Business Combination were outweighed by the potential benefits of the Business Combination. The board also noted that Holdings would have a substantial economic interest in the combined company. In addition, the Pensare board of directors considered as a factor the interests of Pensare's directors and officers in the Business Combination, including the amounts such persons would hold, forfeit or be liable for if a business combination was not consummated by December 1, 2019.

        In connection with analyzing the Business Combination, Pensare's management, based on its experience and judgment, selected the Comparable Listed Companies. The Comparable Listed Companies are comprised of Cognizant Technology Solutions, CDW Corporation, DXC Technology Company, Akamai Technologies Inc., Insight Enterprises Inc., Presidio Inc., Virtusa Corporation, Perficient, Inc., ePlus Inc., The Hackett Group, Inc., and Limelight Networks, Inc. Pensare's management selected the Comparable Listed Companies because they are publicly traded companies with certain operations, results, business mixes or size and scale that, for the purposes of analysis, may be considered similar to certain operations, results, business mixes or size and scale of Computex.

        None of the Comparable Listed Companies are identical or directly comparable to Computex.

        In connection with its analysis of the Business Combination, Pensare's management also reviewed and compared, using publicly available information, certain current, projected and historical financial information for Computex corresponding to current and historical financial information, ratios and public market multiples for the Comparable Listed Companies, as described above.

        Pensare's board of directors also considered the business combination in light of the investment criteria set forth in Pensare's final prospectus for its IPO including, without limitation, that based upon Pensare's analyses and due diligence, Computex has unrecognized value and other positive characteristics, such as competitive advantages in its industry, multiple anticipated pathways to growth and desirable returns on capital, all of which Pensare's board of directors believed have a strong potential to create meaningful shareholder value following the consummation of the Business Combination.

Certain Computex Projected Financial Information

        Computex provided Pensare with its internally prepared projections for the fiscal years ending December 31, 2019, December 31, 2020, and December 31, 2021 (the "Computex Projections"). The Computex Projections were also provided to Cassel Salpeter, which was authorized to use and rely upon the Computex Projections for purposes of providing advice to Pensare's board of directors. Separately, Pensare also prepared additional financial projections for the fiscal years ended December 31, 2020, December 31, 2021, December 31, 2022, and December 31, 2023 based on discussions with a leading telecommunications provider (the "Telco Projections"). Both sets of projections (the "Combined Projections") were reviewed by Pensare board of directors in its deliberations regarding the Business Combination.

        With respect to the Computex Projections, the most significant assumptions upon which Computex's management based its projections and the reasonable and supportable basis for these assumptions are, among other things, (i) growth in the end markets of Computex's customer and further penetration with its existing customer base, particularly in managed services, (ii) revenue growth and operating expenses consistent with historical periods, and (iii) the increased investment in growing the existing sales force made in 2019.

        With respect to the Telco Projections, the most significant assumptions upon which Pensare's management based its projections are, among other things, that (i) Pensare completes the acquisition of the software provider (the "Software Provider") with whom Pensare has entered a letter of intent prior to March 31, 2020, (ii) Pensare successfully executes on the contractual arrangements with the major telecom provider (the "Telco Program"), and (iii) Pensare is able to successfully build out its operational and sales force consistent with its strategic plan.

        Pensare Management believes that the assumptions used to derive the Telco Projections are also both reasonable and supportable. Pensare management derived its forecasts based on modeling revenue growth assumptions and estimates of controllable expenditures. In preparing the models, management relied on a number of factors including the executive team's significant experience in the managed services industry, the acquisition of the Software Provider, and discussions with executives at the major telecom provider regarding the Telco Program.

        The prospective financial information in the Combined Projections was not prepared with a view toward compliance with the published guidelines of the SEC or the guidelines established by the AICPA for preparation and presentation of prospective financial information. These Projections were prepared solely for internal use, and/or capital budgeting, and other management purposes, and are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for third-party use, including by investors or holders. You are cautioned not to rely on the Combined Projections in making a decision regarding the Business Combination, as the projections may be materially different than actual results.

        The Combined Projections reflect numerous assumptions including assumptions with respect to general business, economic, market, regulatory and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond Pensare's control, such as the risks and uncertainties contained in the section entitled "Risk Factors."

        The financial information in the Combined Projections is forward-looking information that is based on growth and other assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Pensare's and Computex's' control. While all projections are necessarily speculative, Pensare believes that the prospective financial information covering periods beyond 12 months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the Combined Projections.

        The inclusion of the Combined Projections in this proxy statement should not be regarded as an indication that Pensare, Computex, or their representatives considered or currently consider the Combined Projections to be a reliable prediction of future events, and reliance should not be placed on the Combined Projections. The Computex Projections were requested by, and disclosed to, Pensare for use as a component in its overall evaluation of Computex, and are included in this proxy statement because they were provided to the Pensare board of directors for its evaluation of the Business Combination. Computex has not warranted the accuracy, reliability, appropriateness or completeness of the projections to anyone, including to Pensare. Neither Pensare's management, Computex's management, nor any of their representatives have made or make any representation to any person regarding the ultimate performance of Pensare or Computex compared to the information contained in the Combined Projections, and none of them intends to or undertakes any obligation to update or otherwise revise the Combined Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the Combined Projections are shown to be in error. Accordingly, they should not be looked upon as "guidance" of any sort. Neither Pensare nor Computex intends to refer back to these forecasts in its future periodic reports filed under the Exchange Act.

        The Computex Projections were prepared by Computex's management. UHY, Computex's independent auditor, has not examined, compiled or otherwise applied procedures with respect to the accompanying prospective financial information presented herein and, accordingly, expresses no opinion or any other form of assurance on it. The UHY report included in this proxy statement relates to historical financial information of Computex. It does not extend to the Computex Projections and should not be read as if it does.

        The following table summarizes the Computex Projections provided to Pensare by Computex:

Computex Projections

				CAGR
($ in thousands)	2019 P	2020 P	2021 P	'19 P - '21 P
Total Revenue	$134,651	$144,750	$155,606	7.5%
Gross Profit	$26,063	$29,209	$31,684	10.3%
Normalized EBITDA(1)	$6,628	$7,506	$8,595	13.9%
Net Working Capital (Non-Cash)	$(5,547)	$(5,191)	$(5,004)
Margin Review
Gross Profit		20.2%	20.4%
Normalized EBITDA		5.2%	5.5%
Growth Review
Total Revenue		7.5%	7.5%
Gross Profit		12.1%	8.5%
Normalized EBITDA		13.3%	14.5%

(1)
Normalized EBITDA is defined as earnings before interest, tax, depreciation and amortization and excludes certain extraordinary and non-recurring expenses

        The following table summarizes the Telco Projections prepared by Pensare management based on discussions with a major telecommunications provider:

Telco Projections(1)

($ in thousands)	2020 P(2)	2021 P	2022 P	2023 P
Total Revenue	$61,425	$138,411	$290,220	$471,415
Operating Expenses	$29,692	$66,907	$140,292	$227,882
Selling Expenses	$12,285	$24,570	$40,950	$40,950
Total Expense	$41,977	$91,477	$181,242	$268,832
Adjusted EBITDA(3)	$19,447	$46,933	$108,978	$202,583
Adjusted EBITDA Margin(4)	32%	34%	38%	43%

(1)
The Telco Projections exclude the Computex Projections, and assume both that Pensare completes the acquisition of the software provider with whom Pensare has entered a letter of intent prior to March 31, 2020 and that Pensare successfully executes on the contractual arrangements with the major telecom provider.

(2)
Financial projections for the fiscal year ended December 31, 2020 assume launch of new Telco Program in the second quarter of 2020.

(3)
Adjusted EBITDA is defined as revenues less operating expenses prior to deducting any interest expense, income taxes expense (benefit), and depreciation and amortization, and also excludes certain corporate overhead expenses.

(4)
Represents Adjusted EBITDA as a percentage of revenue.

Opinion of Financial Advisor to Pensare's Board of Directors

        On July 24, 2019, Cassel Salpeter & Co., LLC ("Cassel Salpeter") rendered its oral opinion to Pensare's board of directors (which was confirmed in writing by delivery of Cassel Salpeter's written opinion dated such date) as to, as of July 24, 2019, the fairness, from a financial point of view, to Pensare of the consideration to be issued and paid by Pensare in the Merger pursuant to the Business Combination Agreement (the "Merger Consideration"). For purposes of Cassel Salpeter's analyses and opinion, Cassel Salpeter, with the consent of Pensare's board of directors, assumed that the Merger Consideration would have a value equal to $46,380,000 and Computex would have net debt of $18,620,000 immediately prior to the consummation of the Merger.

        The summary of the opinion in this proxy statement is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex D to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Cassel Salpeter in preparing its opinion. However, neither Cassel Salpeter's written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any stockholder as to how such stockholder should act or vote with respect to any matter relating to the proposed Merger.

        The opinion was addressed to Pensare's board of directors for the use and benefit of the members of Pensare's board of directors (in their capacities as such) in connection with Pensare's board of directors' evaluation of the Merger. The opinion is not intended to and does not constitute advice or a recommendation to any of Pensare's stockholders or any other security holders as to how such holder should vote or act with respect to any matter relating to the Merger or otherwise. Cassel Salpeter's opinion was just one of the several factors that Pensare's board of directors took into account in making its determination to approve the Merger, including those described elsewhere in this proxy statement.

        Cassel Salpeter's opinion only addressed whether, as of the date of the opinion, the Merger Consideration to be issued and paid by Pensare in the Merger pursuant to the Business Combination Agreement was fair, from a financial point of view, to Pensare. It did not address any other terms, aspects, or implications of the Merger, the Business Combination Agreement or any related or other transaction or agreement, including, without limitation, (i) the private placement or placements to be consummated by Pensare immediately prior to the consummation of the Merger or any transaction that may be consummated by Pensare following the Merger, (ii) any term or aspect of the Merger that is not susceptible to financial analysis, (iii) the fairness of the Merger, or all or any portion of the Merger Consideration, to any security holders of Pensare, Computex or any other person or any creditors or other constituencies of Pensare, Computex or any other person, (iv) the appropriate capital structure of Pensare or whether Pensare should be issuing debt or equity securities or a combination of both, nor (v) the fairness of the amount or nature, or any other aspect, of any compensation or consideration payable to or received by any officers, directors, or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration in the Merger or otherwise. Cassel Salpeter did not express any opinion as to what the value of shares of Pensare Common Stock or any other security of Pensare actually would be when issued in the Merger or the prices at which Pensare Common Stock, any other security of Pensare or Computex common stock may trade, be purchased or sold at any time.

        Cassel Salpeter's opinion did not address the relative merits of the Merger as compared to any alternative transaction or business strategy that might exist for Pensare, or the merits of the underlying decision by Pensare's board of directors or Pensare to engage in or consummate the Merger. The financial and other terms of the Merger were determined pursuant to negotiations between the parties to the Business Combination Agreement and were not determined by or pursuant to any recommendation from Cassel Salpeter. In addition, Cassel Salpeter was not authorized to, and Cassel Salpeter did not, solicit indications of interest from third parties regarding a potential transaction involving Pensare.

        Cassel Salpeter's analyses and opinion were necessarily based upon market, economic, and other conditions as they existed on, and could be evaluated as of, the date of the opinion. Accordingly, although subsequent developments could arise that would otherwise affect its opinion, Cassel Salpeter did not assume any obligation to update, review, or reaffirm its opinion to Pensare's board of directors or any other person or otherwise to comment on or consider events occurring or coming to Cassel Salpeter's attention after the date of the opinion.

        In arriving at its opinion, Cassel Salpeter made such reviews, analyses, and inquiries as Cassel Salpeter deemed necessary and appropriate under the circumstances. Among other things, Cassel Salpeter:

  •
  Reviewed a draft, dated July 22, 2019, of the Business Combination Agreement.

  •
  Reviewed certain publicly available financial information and other data with respect to Pensare and Computex that Cassel Salpeter deemed relevant.

  •
  Reviewed certain other information and data with respect to Pensare and Computex made available to Cassel Salpeter by Pensare and Computex, including financial projections with respect to the future financial performance of Computex for the years ending December 31, 2019 through December 31, 2021, prepared by management of Computex as adjusted by Computex management (the "Projections") and other internal financial information furnished to Cassel Salpeter by or on behalf of Pensare and Computex.

  •
  Considered the publicly available financial terms of certain transactions that Cassel Salpeter deemed relevant.

  •
  Considered and compared the financial and operating performance of Computex with that of companies with publicly traded equity securities that Cassel Salpeter deemed relevant.

  •
  Discussed the business, operations, and prospects of Computex and the proposed Merger with Pensare's and Computex's management and certain of Pensare's and Computex's representatives.

  •
  Conducted such other analyses and inquiries, and considered such other information and factors, as Cassel Salpeter deemed appropriate.

        In arriving at its opinion, Cassel Salpeter, with the Pensare's board of directors' consent, relied upon and assumed, without independently verifying, the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to Cassel Salpeter or available from public sources, and Cassel Salpeter further relied upon the assurances of Pensare's and Computex's management that they were not aware of any facts or circumstances that would have made any such information inaccurate or misleading. Cassel Salpeter also relied upon, without independent verification, the assessments of the management of Pensare and Computex as to Computex's existing and future technology, products and services and the validity and marketability of, and risks associated with, such technology, products and services (including, without limitation, the development and marketing of such technology, products and services; and the life of all relevant patents and other intellectual and other property rights associated with such technology, products and services), and Cassel Salpeter assumed, at the Pensare's board of director's direction, that there would be no developments with respect to any such matters that would adversely affect Cassel Salpeter's analyses or opinion. Cassel Salpeter is not legal, tax, accounting, environmental, or regulatory advisors, and Cassel Salpeter did not express any views or opinions as to any legal, tax, accounting, environmental, or regulatory matters relating to Pensare, Computex, the Merger, or otherwise. Cassel Salpeter understood and assumed that Pensare had obtained or would obtain such advice as it deemed necessary or appropriate from qualified legal, tax, accounting, environmental, regulatory, and other professionals.

        Computex advised Cassel Salpeter and Cassel Salpeter with the agreement of Pensare's board of directors assumed that the Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Computex with respect to the future financial performance of Computex, and Cassel Salpeter assumed, at the direction of the Pensare board, that the Projections provided a reasonable basis upon which to analyze and evaluate Computex and form an opinion. Cassel Salpeter expressed no view with respect to the Projections or the assumptions on which they were based. Cassel Salpeter did not evaluate the solvency or creditworthiness of Pensare, Computex or any other party to the Merger, the fair value of Pensare, Computex or any of their respective assets or liabilities, or whether Pensare, Computex or any other party to the Merger is paying or receiving reasonably equivalent value in the Merger under any applicable foreign, state, or federal laws relating to bankruptcy, insolvency, fraudulent transfer, or similar matters, nor did Cassel Salpeter evaluate, in any way, the ability of Pensare, Computex or any other party to the Merger to pay its obligations when they come due. Cassel Salpeter did not physically inspect Pensare's or Computex's properties or facilities and did not make or obtain any evaluations or appraisals of Pensare's or Computex's assets or liabilities (including any contingent, derivative, or off-balance-sheet assets and liabilities). Cassel Salpeter did not attempt to confirm whether Pensare and Computex had good title to their respective assets. Cassel Salpeter's role in reviewing any information was limited solely to performing such reviews as Cassel Salpeter deemed necessary to support its own advice and analysis and was not on behalf of the Pensare board, Pensare, or any other party.

        Cassel Salpeter assumed, with the consent of the Pensare board, that the Merger would be consummated in a manner that complies in all respects with applicable foreign, federal, state, and local laws, rules, and regulations and that, in the course of obtaining any regulatory or third-party consents, approvals, or agreements in connection with the Merger, no delay, limitation, restriction, or condition would be imposed that would have an adverse effect on Pensare, Computex or the Merger. Cassel Salpeter also assumed, with the consent of Pensare's board of directors, that the final executed form of the Business Combination Agreement would not differ in any material respect from the draft Cassel Salpeter reviewed and that the Merger would be consummated on the terms set forth in the Business Combination Agreement, without waiver, modification, or amendment of any term, condition, or agreement thereof material to Cassel Salpeter's analyses or opinion. Without limitation to the foregoing, with the consent of Pensare's board of directors, Cassel Salpeter further assumed that any adjustments to the Merger Consideration in accordance with the Business Combination Agreement or otherwise would not be material to Cassel Salpeter's analyses or opinion. Cassel Salpeter also assumed that the representations and warranties of the parties to the Business Combination Agreement contained therein were true and correct and that each such party would perform all of the covenants and agreements to be performed by it under the Business Combination Agreement. Cassel Salpeter offered no opinion as to the contractual terms of the Business Combination Agreement or the likelihood that the conditions to the consummation of the Merger set forth in the Business Combination Agreement would be satisfied.

        In connection with preparing its opinion, Cassel Salpeter performed a variety of financial analyses. The following is a summary of the material financial analyses performed by Cassel Salpeter in connection with the preparation of its opinion. It is not a complete description of all analyses underlying such opinion. The preparation of an opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. As a consequence, neither Cassel Salpeter's opinion nor the respective analyses underlying its opinion is readily susceptible to partial analysis or summary description. In arriving at its opinion, Cassel Salpeter assessed as a whole the results of all analyses undertaken by it with respect to the opinion. While it took into account the results of each analysis in reaching its overall conclusions, Cassel Salpeter did not make separate or quantifiable judgments regarding individual analyses and did not draw, in isolation, conclusions from or with regard to any individual analysis or factor. Therefore, Cassel Salpeter believes that the analyses underlying the opinion must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors underlying the opinion collectively, could create a misleading or incomplete view of the analyses performed by Cassel Salpeter in preparing the opinion.

        The implied valuation reference ranges indicated by Cassel Salpeter's analyses are not necessarily indicative of actual values nor predictive of future results, which may be significantly more or less favorable than those suggested by such analyses. Much of the information used in, and accordingly the results of, Cassel Salpeter's analyses are inherently subject to substantial uncertainty.

        The following summary of the material financial analyses performed by Cassel Salpeter in connection with the preparation of its opinion includes information presented in tabular format. The tables alone do not constitute a complete description of these analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses Cassel Salpeter performed.

        Unless the context indicates otherwise, share prices for the selected companies used in the selected companies analysis described below were as of July 22, 2019, the relevant values for the selected transactions analysis described below were calculated on an enterprise value basis based on the consideration proposed to be paid in the selected transactions, the estimates of future financial performance of Computex relied upon for the financial analyses described below were based on the Projections and the estimates of the future financial performance of the selected companies listed below were based on publicly available research analyst estimates for those companies. For purposes of

Cassel Salpeter's analyses and opinion, Cassel Salpeter, with the consent of Pensare's board of directors, assumed that the Merger Consideration would have a value equal to $46,380,000 and Computex would have net debt of $18,620,000 immediately prior to the consummation of the Merger.

        For purposes of its analyses, Cassel Salpeter reviewed a number of financial metrics, including:

  •
  "Normalized EBITDA," which generally refers to the amount of the relevant company's earnings before interest, taxes, depreciation and amortization for a specified time period normalized for certain non-recurring items; and

  •
  "Enterprise Value," which generally refers to the value as of a specified date of the relevant company's outstanding equity securities (taking into account its options and other outstanding convertible securities) plus the value as of such date of its net debt (the value of its outstanding indebtedness, preferred stock and minority interests less the amount of cash on its balance sheet).

Discounted Cash Flows Analysis

        Cassel Salpeter performed a discounted cash flow analysis of Computex by calculating the estimated net present value of Computex's free cash flows through 2021 and estimates of the terminal value of Computex after 2021 using the Projections. In performing this analysis, Cassel Salpeter assumed 10% initial cash flow growth following 2021 declining over a three-year straight-line period to a long-term growth rate ranging from 2.75% to 3.25% and applied discount rates ranging from 13.00% to 14.00%. This analysis indicated an implied equity value reference range of $42,500,000 to $51,100,000 for Computex, as compared to the assumed value of the Merger Consideration to be issued and paid by Pensare in the Merger of $46,380,000.

Selected Companies Analysis

        Cassel Salpeter considered certain financial data for Computex and selected companies with publicly traded equity securities Cassel Salpeter deemed relevant. The selected companies were selected because they were deemed to be similar to Computex in one or more respects, including the nature of their business, revenue mix between IT services and product sales, size, diversification, financial performance and geographic concentration. The selected companies with publicly traded equity securities were:

  •
  Cognizant Technology Solutions

  •
  CDW Corporation

  •
  DXC Technology Company

  •
  Akamai Technologies, Inc.

  •
  Insight Enterprises, Inc.

  •
  Presidio, Inc.

  •
  Virtusa Corporation

  •
  Perficient, Inc.

  •
  ePlus Inc.

  •
  The Hackett Group, Inc.

  •
  Limelight Networks, Inc.

        The financial data reviewed included:

  •
  Enterprise Value as multiple of last twelve months normalized EBITDA, or "LTM Normalized EBITDA."

  •
  Enterprise Value as multiple of 2019 projected normalized EBITDA, or "2019 P Normalized EBITDA."

  •
  Enterprise Value as multiple of 2020 projected normalized EBITDA, or "2020 P Normalized EBITDA."

        Cassel Salpeter calculated the following Enterprise Value multiples with respect to the selected companies:

Enterprise Value Multiple of	High	Mean	Median	Low
LTM Normalized EBITDA	20.9x	12.9x	12.1x	5.2x
2019 P Normalized EBITDA	14.8x	11.1x	11.5x	4.8x
2020 P Normalized EBITDA	13.6x	9.6x	9.8x	4.6x

        Taking into account the results of the selected companies analysis, Cassel Salpeter applied multiples of 8.5x to 9.5x to Computex's LTM Normalized EBITDA, 9.0x to 10.0x to Computex's projected of 2019 P Normalized EBITDA, and 8.0x to 9.0x to Computex's projected 2020 P Normalized EBITDA, which resulted in an implied equity value reference range of $42,100,000 to $49,200,000 for Computex, as compared to the assumed value of the Merger Consideration to be issued and paid by Pensare in the Merger of $46,380,000.

        None of the selected companies have characteristics identical to Computex. An analysis of selected publicly traded companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading values of the companies reviewed.

Selected Transactions Analysis.

        Cassel Salpeter considered the financial terms of the following business transactions Cassel Salpeter deemed relevant. The selected transactions were selected because they involved target companies that were deemed to be similar to Computex in one or more respects, including the nature of their business, revenue mix between IT services and product sales, size, diversification, financial performance and geographic concentration. The financial data reviewed included transaction value as a multiple of LTM Normalized EBITDA. The selected transactions and the resulting high, low, mean and median financial data were:

Date
Announced	Closed	Target	Acquirer
3-Jul-19	3-Jul-19	Nordisk Systems, Inc.	Converge Technology Solutions
21-Jan-19	18-Jan-19	Software Information Systems	Converge Technology Solutions
6-Nov-18	3-Jan-19	ConvergeOne Holdings, Inc.	CVC Capital Partners
1-Nov-18	1-Nov-18	Flywheel Digital LLC	Ascential, PLC
1-Oct-18	30-Sep-18	FusioStorm, Inc.	Computacenter PLC
10-May-18	3-Apr-18	Red Sky Solutions, LLC	Presidio, Inc.
24-Apr-18	30-Nov-18	Mitel Networks Corporation	Searchlight Capital Partners
12-Mar-18	12-Mar-18	eTouch Systems Corp.	Virtusa Corporation
18-Sep-17	2-Oct-17	InfoZen, Inc	ManTech International Corp.
2-Jul-17	15-Aug-17	NCI, Inc.	H.I.G. Capital, LLC
6-Jun-17	1-Sep-17	Westcon Group, Inc.	SYNNEX Corporation
9-May-17	10-Oct-17	West Corporation	Apollo Global Management, LLC
7-Nov-16	6-Jan-17	Datalink Corporation	Insight Enterprises, Inc.
2-Nov-16	17-Nov-17	Brocade Communications Systems, Inc.	LSI Corporation
19-Sep-16	27-Feb-17	AVT Technology Solutions LLC and TS DivestCo B.V.	Tech Data Corporation
17-Feb-16	5-Dec-16	Ingram Micro, Inc.	Tianjin Tianhai Invest Co.

Enterprise Value Multiple of	High	Mean	Median	Low
LTM Normalized EBITDA	23.1x	10.6x	9.3x	5.9x

        Taking into account the results of the selected transactions analysis, Cassel Salpeter applied multiples of 8.5x to 9.5x to Computex's LTM Normalized EBITDA, which resulted in an implied equity value reference range of $43,700,000 to $51,000,000 for Computex, as compared to the assumed value of the Merger Consideration to be issued and paid by Pensare in the Merger of $46,380,000.

        None of the target companies or transactions in the selected transactions have characteristics identical to Computex or the proposed Merger. Accordingly, an analysis of selected business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the selected transactions and other factors that could affect the respective acquisition values of the transactions reviewed.

Other Matters Relating to Cassel Salpeter's Opinion

        As part of its investment banking business, Cassel Salpeter regularly is engaged in the evaluation of businesses and their securities in connection with Merger, acquisitions, corporate restructurings, private placements and other purposes. Cassel Salpeter is a recognized investment banking firm that has substantial experience in providing financial advice in connection with merger, acquisitions, sales of companies, businesses and other assets and other transactions. Cassel Salpeter received a fee of $150,000 for rendering its opinion, no portion of which was contingent upon the completion of the Merger. In addition, Pensare agreed to reimburse Cassel Salpeter for certain expenses incurred by it in connection with its engagement and to indemnify Cassel Salpeter and its related parties for certain liabilities that may arise out of its engagement or the rendering of its opinion. In accordance with Cassel Salpeter's policies and procedures, a fairness committee of Cassel Salpeter was not required to, and did not, approve the issuance of Cassel Salpeter's opinion.

Interests of Pensare's Directors and Officers in the Business Combination

        In considering the recommendation of our board of directors to vote in favor of the Business Combination, stockholders should be aware that, aside from their interests as stockholders, our Sponsor and our directors and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

  •
  the beneficial ownership of the Sponsor and our officers and directors of an aggregate of 5,953,500 shares of Pensare Common Stock, which shares would become worthless if Pensare does not complete an initial business combination within the applicable time period, as our Initial Stockholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $62.7 million based on the closing price of the Pensare Common Stock of $10.54 on Nasdaq on February 12, 2020;

  •
  the beneficial ownership of our Sponsor of 7,017,290 warrants to purchase 7,017,290 shares of Pensare Common Stock, which warrants would expire and become worthless if we do not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $2.3 million based on the closing price of our warrants of $0.33 on Nasdaq on February 12, 2020;

  •
  the chairman of our board of directors and a director of Computex, Mr. Mock, is the Managing Partner of Navigation Capital Partners, which is Computex's controlling shareholder, and pursuant to the Business Combination Agreement, in addition to continuing to serve as the Chairman of Pensare's board of directors, Mr. Mock will also remain on the Surviving Corporation's board of directors upon the Closing;

  •
  working capital loans from our Sponsor in an aggregate amount of approximately $8.3 million, as of December 31, 2019, which will be repaid only if Pensare completes an initial business combination; and

  •
  the continued indemnification of our current directors and officers and the continuation of directors' and officers' liability insurance after the Business Combination.

        These interests may influence our directors in making their recommendation that you vote in favor of the Business Combination Proposal, and the transactions contemplated thereby.

Potential Actions to Secure Requisite Stockholder Approvals

        In connection with the Pensare stockholder vote to approve the Business Combination, the Sponsor and Pensare's directors, officers, advisors or their affiliates may privately negotiate transactions to purchase Common Stock from Pensare stockholders who would have otherwise elected to have their shares redeemed in conjunction with the Business Combination for a per-share pro rata portion of the Trust Account. None of the Sponsor or Pensare's directors, officers, advisors or their affiliates will make any such purchases when they are in possession of any material non-public information. Such a purchase of shares may include a contractual acknowledgement that such stockholder, although still the record holder of the Public Shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or Pensare's directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account.

The purpose of such share purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination or to satisfy the closing condition in the Business Combination Agreement that Pensare has, in the aggregate, not less than $150 million of cash that is available for distribution upon the consummation of the Business Combination.

Regulatory Approvals Required for the Business Combination

        Pensare and Computex are not aware of any regulatory approvals in the United States required for the consummation of the Business Combination.

Listing of Pensare Common Stock

        Pensare Common Stock being listed on Nasdaq as of the date of the Closing Date is a condition to each party's obligation to complete the Business Combination.

Accounting Treatment of the Business Combination

        The Business Combination will be accounted for as a forward merger under the acquisition method in accordance with GAAP. Under this method of accounting, a new subsidiary of Pensare, Merger Sub, will be incorporated, Computex will be treated as the acquired company and Pensare will be treated as the acquirer for financial reporting purposes.

        The acquisition method of accounting is based on Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") 805, Business Combinations ("ASC 805"), and uses the fair value concepts defined in FASB ASC 820, Fair Value Measurements ("ASC 820"). ASC 805 requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date by Pensare, who was determined to be the accounting acquirer.

        Under ASC 805, acquisition-related transaction costs are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred, or if related to the issuance of debt, capitalized as debt issuance costs. Acquisition-related transaction costs expected to be incurred as part of the business combination, include estimated fees related to the issuance of long-term debt, as well as advisory, legal and accounting fees.

 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 combine the historical consolidated statements of operations of Pensare and the historical statements of operations of Computex, giving effect to the following transactions (for purposes of this section, collectively, the "Transactions") as if they had been consummated on January 1, 2018, the beginning of the earliest period presented.

        Upon consummation of the Merger, Pensare will issue to Holdings an aggregate of 6,666,667 shares of Pensare Common Stock. The aggregate value of the consideration Pensare will issue to Holdings in exchange for the equity of Computex is approximately $60.0 million as follows:

  •
  $20.0 million in cash to sellers

  •
  $20.0 million in assumed debt

  •
  $20.0 million in equity (6,666,667 shares of Pensare Common Stock valued at $3 per share)

        The unaudited pro forma condensed combined balance sheet of Pensare as of December 31, 2019 combines the historical condensed balance sheet of Pensare and the historical condensed combined balance sheet of Computex, giving effect to the Business Combination as if they had been consummated on the balance sheet date.

        The combined financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give pro forma effect to events that are: (i) directly attributable to the Business Combination; (ii) factually supportable; and (iii) with respect to the statement of operations, expected to have a continuing impact on Pensare's results following the completion of the Business Combination.

        The unaudited pro forma condensed combined financial statements have been developed and should be read in conjunction with:

  •
  the accompanying notes to the unaudited pro forma condensed combined financial statements;

  •
  the historical audited financial statements of Pensare included elsewhere in this proxy statement;

  •
  the historical audited combined financial statements of Computex included elsewhere in this proxy statement; and

  •
  Other information relating to Pensare and Computex contained in this proxy statement

        Under the Charter, public stockholders have the right to redeem, upon the closing of the Business Combination, shares of Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the business combination) in the Trust Account.

        Pensare plans to raise additional funds via a $45 million investment from other third parties, including an anchor investor (the "Anchor Investor"). Each $1,250 Unit of investments would consist of 80% in a Series A convertible debenture and 20% equity as follows: (i) $1,000 in face amount of Series A convertible debentures ("Series A Debentures") and (ii) one five-year warrant to purchase 100 shares of the Company's common stock, par value $0.001 per share ("Common Stock") at an exercise price of $0.01 per share and 3,000,000 shares of common stock at a purchase price of $3.00 per share. The Series A Debentures are expected to have an interest rate (the "Base Rate") equal to the London Interbank Offered Rate, or LIBOR, plus 6.5% compounded quarterly in arrears and payable in kind, and following an event of default, the Series A Debentures are expected to bear interest at a rate equal to the lower of the Base Rate plus 4% per annum and the maximum amount permitted by law. The principle amount of the Series A Debentures together with all accrued and unpaid interest thereon is expected to be due and payable at the earliest of (i) the occurrence of a change in control, (ii) at the option of the holder, beginning 30 months after the initial issuance date at a price equal to the face value plus all accrued but unpaid interest, payable in cash, and (iii) the occurrence of an event of default, unless in any such case earlier converted. The Series A Debentures are expected to be pre-payable by the Company upon notice to the holders thereof, without penalty. The Series A Debentures are expected to have an optional conversion feature whereby the principal and accrued but unpaid interest on the Series A Debentures would be convertible, in whole or in part, at any time and from time to time, at the option of the holder, into shares of common stock at a conversion price equal to $3.45 per share, subject to adjustments related to their conversion price. The conversion price is expected to be adjusted by full ratchet anti-dilution protection in the event the Company issues or is deemed to issue shares of its common stock at a price less than the conversion price then in effect (subject to customary exceptions), as well as with respect to other changes in the Company's capitalization such as stock splits, stock dividends, recapitalizations and reclassifications.

        The Company determined the common stock purchase price of $3.00 per share in an arm's length negotiation with the Anchor Investor.

        The Penny Warrants ("Penny Warrants") would have an exercise price of $.01 per share, and would be exercisable in whole or in part at any time or from time to time. The Penny Warrants would contain standard terms including but not limited to a cashless exercise provision. It is assumed in the pro-forma that all Penny Warrants will be exercised at the time of Business Combination.

        Based on the information available to us thus far, we have determined that the Penny Warrants should be treated in accordance with ASU-815. As such the exercised warrants have been included in equity using their estimated fair value.

        The warrants were valued using the Black-Scholes valuation model, which incorporates a variety of assumptions. The Company's first assumption is that the warrants will be exercised on the Closing Date of the Business Combination. To determine the time to maturity, the Company assumed 92 days, which represents the period from December 31, 2019 (the pro forma balance sheet date) through April 1, 2020 (the date by which the Business Combination must occur pursuant to the Company's amended and restated certificate of incorporation). The Company assumed a stock price volatility rate of 20%, and also conducted a sensitivity analysis, with a volatility range from 10%-500%, noting that a change in volatility had no effect on the call price. The Company assumed an exercise price of $0.01, which is the expected exercise price. The Company assumed an interest rate of 1.57%, which represents the 3-month treasury yield at December 31, 2019. The Company assumed a stock price of $3.00 because the Company agreed with the Anchor Investor to sell shares of common stock at this price at the time of the Business Combination. Based upon the foregoing assumptions, the Company arrived at a call value of $2.99. The resulting value of $12.7 M is treated as a debt discount and netted against the carrying value of the of the convertible debt.

        If Pensare fails to consummate the additional funding, it is unlikely that Pensare will have sufficient funds to meet the condition to Closing in the Business Combination Agreement.

  •
  Assuming No Redemptions:  This scenario assumes that no additional shares of Pensare Common Stock are redeemed by the public stockholders. Under this scenario, the current stockholders, including Founder Shares, of Pensare Common Stock would own 36.64% of the Pensare Common Stock, Computex would own 26.16% of the Pensare Common Stock, the Anchor Investor would own 32.59% of the Pensare Common Stock and other new investors would own 4.61% of the Pensare Common Stock immediately after the Business Combination.

  •
  Assuming Maximum Redemptions:  This scenario assumes that all the remaining shares of Pensare Common Stock are redeemed by the public stockholders resulting in 100% redemption. Under this scenario, the current stockholders, including founder shares, of Pensare Common

    Stock would own 36.22% of the Pensare Common Stock, Computex would own 26.34% of the Pensare Common Stock, the Anchor Investor would own 32.80% and the other new investors would own 4.64% of the Pensare Common Stock immediately after the business combination.

        The unaudited pro forma condensed combined financial statements have been prepared on the basis that the acquisition of Computex under the Business Combination Agreement has been accounted for as a forward merger under the acquisition method in accordance with GAAP. Under this method of accounting, Merger Sub will be incorporated, Computex will be treated as the acquired company and Pensare will be treated as the acquirer for financial reporting purposes. This determination was primarily based on no individual or group of owners having over 50% voting interest post-Transactions, Computex operations comprising the ongoing operations of the combined entity, and the management team and board of Pensare being comprised of the majority of the management team and board of the combined entity. Accordingly, for accounting purposes, the acquisition will be treated as the equivalent of Pensare issuing stock and cash for the net assets of Computex.

        The acquisition method of accounting is based on Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") 805, Business Combinations ("ASC 805"), and uses the fair value concepts defined in FASB ASC 820, Fair Value Measurements ("ASC 820'). ASC 805 requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date by Pensare, who was determined to be the accounting acquirer.

        Under ASC 805, acquisition-related transaction costs are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred, or if related to the issuance of debt, capitalized as debt issuance costs. Acquisition-related transaction costs expected to be incurred as part of the Business Combination, include estimated fees related to the issuance of long-term debt, as well as advisory, legal and accounting fees.

        Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination and the other related Transactions contemplated by the Business Combination Agreement occurred on the dates indicated. Further, the unaudited pro forma condensed financial statements do not purport to project the future operating results or financial position of Pensare following the completion of the Business Combination and the other related Transactions. The unaudited proforma adjustments represent management's estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

        Subsequent to the consummation of the Business Combination, Pensare intends to convert to calendar year-end to conform with Computex's financial year end.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31 2019

(in thousands)

			Assuming No Redemptions into Cash			Assuming Maximum Redemptions into Cash
	Pensare (A)	Computex (B)	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet
ASSETS:
Current Assets
Cash	$163	$543	$21,910	(C)	$22,616	$(1,864)	(C)	$20,752
Cash and marketable securities held in Trust Account available to pay taxes	62	—	(62)	(F)	—	—		—
Trade Accounts Receivable, Net	—	11,231	—		11,231	—		11,231
Prepaid expenses	30	—	—		30	—		30
Inventory	—	519	—		519	—		519
Other current assets	13	679	—		692	—		692

Total current assets	268	12,972	21,848		35,088	(1,864)		33,224
Deferred tax asset	—	—	—		—	—		—
Property and equipment, net	11	10,223	—		10,234	—		10,234
Deposits	—	69	—		69	—		69
Deferred contract costs	—	2	—		2	—		2
Definite lived intangible assets, net	—	2,650	—		2,650	—		2,650
Goodwill	—	21,215	50,074	(E)	71,289	—		71,289
Cash and marketable securities held in Trust Account	1,802	—	(1,802)	(F)	—			—

Total assets	$2,081	$47,131	$70,120		$119,332	$(1,864)		$117,468

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable and accrued expenses	$6,313	$16,027	$(5,000)	(J)	$17,340	$—		$17,340
Unearned revenue	—	3,703	—		3,703	—		3,703
Taxes payable	62	—	(62)		—	—		—
Current portion of notes payable	—	2,679	—		2,679	—		2,679
Promissory notes-related party	6,817	—	(6,817)	(G)	—			—
Convertible promissory notes-related party	1,500	—	(1,500)	(G)	—			—
Current portion of capital leases	—	148	—		148	—		148

Total current liabilities	14,692	22,557	(13,379)		23,870	—		23,870
New Convertible Debt (net of discount)			32,835	(I)	32,835	—		32,835
Line of credit	—	8,416	—		8,416	—		8,416
Notes payable (net of current portion and issuance costs)	—	5,924	—		5,924	—		5,924
Capital leases (net of current portion)	—	138	—		138	—		138
Unearned revenue	—	—	—		—	—		—
Deferred rent	—	170	—		170	—		170

Total liabilities	14,692	37,205	19,456		71,353	—		71,353
Common stock subject to redemption	—	—	—		—	—		—
Stockholders' equity:
Preferred stock	—	—	—		—	—		—
Common stock	8	—	8	(L)	16	—		16
Additional paid in capital	—	18,717	50,656	(K)	69,373	(1,864)	(K)	67,509
Retained earnings (accumulated deficit)	(12,619)	(8,791)	—		(21,410)	—		(21,410)

Total Stockholders' equity	(12,611)	9,926	50,664		47,979	(1,864)		46,115

Total liabilities and stockholders' equity	$2,081	$47,131	$70,120		$119,332	$(1,864)		$117,468

See notes to pro forma combined financial statements

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Nine Months Ended September 30, 2019
(in thousands, except share and per share data)

			Assuming No Redemptions into Cash				Assuming Maximum Redemptions into Cash
	Pensare (A)	Computex (B)	Pro Forma Adjustments			Pro Forma Statement of Operations	Pro Forma Adjustments			Pro Forma Statement of Operations
Sales	$—	$92,554	$—			$92,554	$—			$92,554
Cost of sales	—	74,036	—			74,036	—			74,036

Gross Profit	—	18,518	—			18,518	—			18,518
Selling, general and administrative expenses	4,092	19,832	—			23,924	—			23,924

Loss from operations	(4,092)	(1,314)	—			(5,406)	—			(5,406)
Other income (expense)
Interest income	1,361	—	(1,361)	(C	)	—	—			—
Interest income			406	(C-1)		406	(32)			374
Other income	—	147	—			147	—			147
Interest expense	—	(979)	(3,123)	(D	)	(4,102)	—			(4,102)

Total other income (expense)	1,361	(832)	(4,078)			(3,549)	(32)			(3,581)

Loss before taxes	(2,731)	(2,146)	(4,078)			(8,955)	(32)			(8,987)
Benefit (provision) for income taxes	(216)	(5)	1,060	(E	)	839	8	(E	)	848

Net loss	$(2,947)	$(2,151)	$(3,018)			$(8,116)	$(24)			$(8,139)

Weighted average shares outstanding, basic	8,521,944		16,957,967	(F	)	25,479,911	(170,477)	(F	)	25,309,434

Basic net loss per common share	$(0.35)					$(0.32)				$(0.32)

Weighted average shares outstanding, diluted	8,521,944		16,957,967	(F	)	25,479,911	(170,477)	(F	)	25,309,434

Diluted net loss per common share	$(0.35)					$(0.32)				$(0.32)

See notes to pro forma condensed combined financial statements

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2018
(in thousands, except share and per share data)

			Assuming No Redemptions into Cash			Assuming Maximum Redemptions into Cash
	Pensare (A)	Computex (B)	Pro Forma Adjustments		Pro Forma Statement of Operations	Pro Forma Adjustments		Pro Forma Statement of Operations
Sales	$—	$154,846	$—		$154,846	$—		$154,846
Cost of sales	—	124,928	—		124,928	—		124,928

Gross Profit	—	29,918	—		29,918	—		29,918
Selling, general and administrative expenses	5,354	30,441	—		35,795	—		35,795

Loss from operations	(5,354)	(523)	—		(5,877)	—		(5,877)
Other income (expense)
Interest income	4,553	—	(4,553)	(C)	—	—		—
Interest income			529	(C-1)	529	(41)	(C-1)	488
Interest expense	—	(1,303)	(3,889)	(D)	(5,192)	—		(5,192)

Total other income (expense)	4,553	(1,303)	(7,913)		(4,663)	(41)		(4,704)

Loss before taxes	(801)	(1,826)	(7,913)		(10,540)	(41)		(10,581)
Benefit (provision) for income taxes	31	(96)	2,057	(E)	1,992	11		2,003

Net loss	$(770)	$(1,922)	$(5,856)		$(8,548)	$(30)		$(8,578)

Weighted average shares outstanding, basic	8,443,658		17,036,253	(F)	25,479,911	(336,342)	(F)	25,143,569

Basic net loss per common share	$(0.58)				$(0.34)			$(0.34)

Weighted average shares outstanding, diluted	8,443,658		17,036,253	(F)	25,479,911	(336,342)	(F)	25,143,569

Diluted net loss per common share	$(0.58)				$(0.34)			$(0.34)

See notes to pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(in thousands, except share and per share data)

Note 1. Basis of Pro Forma Presentation

Overview

        The unaudited pro forma condensed combined financial statements have been prepared assuming the Business Combination is accounted for using the acquisition method of accounting with Pensare as the acquiring entity and Computex as the acquiree. Under the acquisition method of accounting, Pensare assets and liabilities will retain their carrying amounts and the assets and liabilities of Computex, will be recorded at their fair values measured as of the acquisition date. The excess of the purchase price over the estimated fair values of net assets acquired will be recorded as goodwill. The pro forma adjustments have been prepared as if the Business Combination and the other related transactions had taken place on September 30, 2019 in the case of the unaudited pro forma condensed combined balance sheet and on January 1, 2018 in the case of the unaudited pro forma condensed combined income statements.

        The acquisition method of accounting is based on Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") 805, Business Combinations ("ASC 805"), and uses the fair value concepts defined in FASB ASC 820, Fair Value Measurements ("ASC 820"). ASC 805 requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date by Pensare, who was determined to be the accounting acquirer.

        Under ASC 805, acquisition-related transaction costs are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred, or if related to the issuance of debt, capitalized as debt issuance costs. Acquisition-related transaction costs expected to be incurred as part of the business combination, include estimated fees related to the issuance of long-term debt, as well as advisory, legal and accounting fees.

        The unaudited pro forma condensed combined financial statements should be read in conjunction with (i) Pensare's historical financial statements and related notes for the period from April 7, 2016 (inception) to March 31, 2017, for the years ended March 31, 2018 and 2019 and, for the nine months ended December 31, 2019 and 2018, as well as "Pensare's Management's Discussion and Analysis of Financial Condition and Results of Operations," included elsewhere in this proxy statement.

        The pro forma adjustments represent Pensare management's estimates based on information available as of the date of this proxy statement and are subject to change as additional information becomes available and additional analyses are performed. The unaudited pro forma condensed combined financial statements do not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the Business Combination that are not expected to have a continuing impact. In addition, the unaudited pro forma condensed combined financial statements do not reflect additional costs and expenses that Pensare may incur as a public company (other than those incurred by Merger Sub and reflected in the unaudited pro forma condensed combined financial statements). Further, one-time transaction-related expenses anticipated to be incurred prior to, or concurrent with, closing the Business Combination and the other related transactions are not included in the unaudited pro forma condensed combined income statements. However, the impact of such transaction expenses is reflected in the unaudited pro forma condensed combined balance sheet as a decrease to retained earnings and a decrease to cash, unless otherwise noted.

        Pursuant to the Business Combination Agreement, the aggregate consideration to be received by Holdings is subject to adjustment based on a Company Financing Adjustment, based on net working capital and debt. Based on financing received there would be no adjustment to the aggregate consideration received by Holdings, and the unaudited pro forma condensed combined financial statements have been prepared on that basis and include the results of the interim financing as a pro forma adjustment.

Note 2—Preliminary Allocation of Purchase Price

        The total purchase consideration for the Business Combination has been allocated to the assets acquired and liabilities assumed for purposes of the unaudited pro forma condensed combined financial information based on their estimated relative fair values. The allocation of the purchase consideration herein is preliminary. The final allocation of the purchase consideration for the Business Combination will be determined after the completion of a thorough analysis to determine the fair value of all assets acquired, liabilities assumed and non-controlling interest but in no event later than one year following the completion of the Business Combination.

        Accordingly, the final acquisition accounting adjustments could differ materially from the preliminary amounts presented in these unaudited pro forma condensed combined financial statements.

        Any increase or decrease in the fair value of the assets acquired, liabilities assumed and non-controlling interest, as compared to the information shown herein, could also change the portion of the purchase consideration allocable to goodwill and could impact the operating results of Merger Sub following the Business Combination due to differences in the allocation of the purchase consideration, depreciation and amortization related to some of these assets and liabilities. The purchase consideration was preliminarily allocated as follows:

(In thousands)
Cash paid to Selling Equityholders	$20,000
Liabilities assumed by Merger Sub	20,000
Equity consideration paid to Selling Equityholders	20,000

60,000

Cash and cash equivalents	543
Accounts receivable, net	11,231
Inventory	519
Other current assets	679
Property and equipment, net	10,223
Deposits	69
Deferred contract costs	2
Definite lived intangible assests, net	2,650
Goodwill—historical	21,215
Goodwill—as allocated per acquisition	50,074
Current liabilities	(22,557)
Line of credit	(8,416)
Notes payable, net of current portion and issuance costs	(5,924)
Other long-term liabilities	(308)

Net assets acquired	60,000

        For both scenarios above—assuming no conversion and assuming maximum conversion-the estimated value of the equity consideration paid, or deemed paid, to Holdings includes Pensare Shares with an estimated fair value of approximately $20,000,000. The estimated value of the aggregate equity consideration to be issued to Holdings of $20,000,000 assumes a per share market value of common stock of Pensare of $3.00 per share. An assumed value of $3.00 per share has been used. Ultimately the value of consideration could vary depending on the stock price and PIPE offering as of the consummation of the Business Combination.

Note 3—Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2019

        The unaudited pro forma condensed combined balance sheet as of December 31, 2019 reflects the following adjustments assuming the Transactions occurred on December 31, 2019:

  A.
  Represents the Pensare unaudited historical consolidated balance sheet as of December 31, 2019.

  B.
  Represents the Computex unaudited historical consolidated balance sheet as of September 30, 2019.

  C.
  Represents the pro forma adjustment to cash and cash equivalents to reflect the following:

Assuming no conversions
Investments held in Trust Account	$1,864	(F)
Cash received from third party investor subsequent to December 31, 2019	45,000	(H)
Cash to sellers of Computex	(20,000)
Transaction expenses paid in cash	(5,000)	(P)
Cash received from exercise of warrants	46	(N)

	$21,910

Assuming maximum conversions
Investments held in Trust Account	$(1,864)	(F)

$(1,864)

  D.
  No longer applicable

  E.
  Represents the adjustments to intangible assets to reflect their estimated fair values on the preliminary purchase price allocation (see Note 2)

Goodwill	$50,074
Purchase price of $60,000 less book value of $9,926
  F.
  Represents the pro forma adjustment to reclassify the cash and investments held in the Trust Account to cash and cash equivalents to reflect that the cash and investments in the Trust Account are available for use in connection with the Business Combination.

Investments held in Trust Account at December 31, 2019
Cash and marketable securities held in Trust Account available to pay taxes	$62
Cash and marketable securities held in Trust Account	1,802	$1,864

Subsequent redemptions		—
Subsequent payment of taxes released from Trust Account		—

Cash remaining in Trust assuming no additional conversions		$1,864

  G.
  Related party notes convert to a convertible debt arrangement with a 80/20 allocation

Newly issued Common Stock (Related party debt)	$1,663
Newly Convertible Debt Security (Related party debt)	6,653

$8,316

  H.
  Represents the proforma adjustment to account for Proceeds from the Anchor Investor's third party investment to be issued subsequent to December 31, 2019.

Newly issued Common Stock	$9,000
New Convertible Debt Security	36,000

$45,000

  I.
  Represents the proforma adjustment to account for New Convertible Debt Security to be issued subsequent to December 31, 2019.

Anchor investor new investment	$36,000	(H)
Conversion of related party promissory notes (80% to convertible debt)	6,653	(G)
Debt discount allocated to penny stock warrants included in equity	(9,818)	(Q)

	$32,835

  J.
  Represents the pro forma adjustment to account for the liabilities repaid or upon the completion of the Business Combination, reflecting a partial payment of fees that were agreed to be deferred until the consummation of a Business Combination. Two of the Company's service providers have agreed to defer the payment of fees owed to them until the consummation of a business combination. Such fees currently amount to approximately $6.1 million and are included in the Company's calculation of accrued expenses. These fees have been incurred over a two-and-a-half-year span in connection with the acquisition of both unsuccessful and successful acquisition targets. Company management expects that these fees will be renegotiated and settled upon closing and that $5.0 million is a reasonable estimate of expected payments. All unpaid transaction fees have been accrued in the Company's pro forma consolidated balance sheet as of September 30, 2019.

Accrued Expenses	$(5,000)

$(5,000)

  K.
  Represents the pro forma adjustments to additional paid-in-capital to reflect the following:

Assuming no conversions
Shares redeemed (APIC)	$—	(F)
Subsequent payment of taxes released from Trust Account	62
Cash to sellers	(20,000)
Exercise of warrant options subsequent to December 31, 2019	42	(N)
Equity portion of third party new investments	10,660	(M)
Represents the adjustment to reflect the estimated fair value on the preliminary purchase price allocation (see Note 2)	50,074	(E)
Represents the adjustment to reflect the estimated fair value of the penny stock warrants	9,818

	$50,656

Assuming maximum conversions
Redemption of common stock	$(1,864)	(O)

$(1,864)

  L
  Represents the pro forma adjustments to common stock to reflect the following:

Exercise of warrant options subsequent to December 31, 2019	4	(N)
Equity portion of third party new investments	4	(M)

	8

  M.
  Additional shares of stock issued for the equity portion of third party investments

Common Stock	$4	(L)
Additional paid in capital	10,660	(K)

	10,664

  N.
  Represents the third party option to exercise their option to purchase warrants at $0.01 per share

Common Stock	$4	(L)
Additional paid in capital	42	(K)

	$46	(C)

  O.
  Represents the pro forma adjustment to cash to reflect the shares redeemed at 100% of the remaining trust balance.

  P.
  Represents transactions expenses that will be settled with cash ($5.0M)

  Q.
  The Company valued the penny stock warrants using the Black-Scholes option valuation model assuming a life of 92 days , a volatility factor of 20%, and a risk free rate of 1.57% . The resulting value of $9.7 M is treated as a debt discount and netted against the carrying value of the of the convertible debt.

Debt Discount	(9,818)	(I)

Note 4 Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended December 31, 2019

  A.
  Represents Pensare's pro forma condensed combined statement of operations for the nine months ended December 31, 2019.

  B.
  Represents Computex's unaudited historical consolidated statement of operations for the nine months ended September 30, 2019.

  C.
  Represents the pro forma adjustment to remove interest income on assets held in the Trust Account.

  C-1
  Represents the pro forma adjustment to accrue interest income for additional funding held in cash account.

  D.
  Represents interest on new convertible debt issued subsequent to December 31, 2019.

  E.
  Represents pro forma income tax provision adjustment assuming there would be an allowance for any tax benefit from losses.

  F.
  Represents adjustments to weighted average basic and diluted shares outstanding to arrive at the pro forma shares outstanding in both the no redemption and maximum redemption scenarios, as follows:

	Pro Forma Assuming No Conversions	Pro Forma Assuming Maximum Conversions
Denominator:
Public stockholders	170,477	—
Public stockholders' rights	3,105,000	3,105,000
Newly Issued Shares (Anchor Investor)	3,000,000	3,000,000
Warrants exercised (Anchor Investor)	3,600,000	3,600,000
Sponsor original remaining shares	6,061,500	6,061,500
MasTec shares via Sponsor Group	1,701,000	1,701,000
Newly Issued Shares (Working Capital Loans)	554,467	554,467
Warrants exercises (Working Capital Loans)	620,800	620,800
Computex's shareholder	6,666,667	6,666,667

	25,479,911	25,309,434
	—	—

Pro-forma basic and diluted shares outstanding	25,479,911	25,309,434

Weighted average shares outstanding, basic	8,521,944
Pro forma adjustment	16,957,967
Weighted average shares outstanding, diluted	8,521,944
Pro forma adjustment	16,957,967

Note 5 Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2018

  A.
  Represents the PAC unaudited historical consolidated statement of operations for the twelve months ended December 31, 2018

  B.
  Represents the SMS unaudited historical consolidated statement of operations for the nine months ended September 30, 2018

  C.
  Represents the pro forma adjustment to remove interest income on assets held in the Trust Account.

  C-1
  Represents the pro forma adjustment to accrue interest income for additional funding held in cash account.

  D.
  Represents interest on new convertible debt issued subsequent to December 31, 2019 .

  E.
  Represents pro forma income tax provision adjustment assuming there would be an allowance for any tax benefit from losses.

  F.
  Represents adjustments to weighted average basic and diluted shares outstanding to arrive at the pro forma shares outstanding in both the no redemption and maximum redemption scenarios, as follows:

	Pro Forma Assuming No Conversions	Pro Forma Assuming Maximum Conversions
Denominator:
Public stockholders	170,477	—
Public stockholders' rights	3,105,000	3,105,000
Newly Issued Shares (Anchor Investor)	3,000,000	3,000,000
Warrants exercises (Anchor Investor)	3,600,000	3,600,000
Sponsor original remaining shares	6,061,500	6,061,500
MasTec shares via Sponsor Group	1,701,000	1,701,000
Newly Issued Shares (Woking Capital Loans)	554,467	554,467
Warrants exercises (Working Capital Loans)	620,800	620,800
Computex's shareholder	6,666,667	6,666,667

	25,479,911	25,309,434

Pro-forma basic and diluted shares outstanding	25,479,911	25,309,434

Weighted average shares outstanding, basic	8,443,658
Pro forma adjustment	17,036,253
Weighted average shares outstanding, diluted	8,443,658
Pro forma adjustment	17,036,253

Note 6 Loss Contingency

        On December 16, 2019, Pensare received a complaint filed by one of its vendors for alleged breach of a contract asking for approximately $351,000. Pensare believes that it is reasonably possible, but not probable, that a liability has been incurred and intends to vigorously defend its position.

Certain U.S. Federal Income Tax Considerations

        The following is a discussion of certain U.S. federal income tax consequences for holders of our common stock that elect to have their common stock redeemed for cash if the Business Combination is completed. This discussion applies only to shares of common stock held as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), (generally, property held for investment) and is applicable only to holders who purchased our common stock in the IPO.

        The following does not purport to be a complete analysis of all potential tax effects stemming from the completion of the Business Combination that are associated with certain redemptions of our common stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the "IRS"), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this section applies and could affect the accuracy of the statements herein. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that regarding tax consequences discussed below.

        This discussion does not address all U.S. federal income tax consequences that may be relevant to your particular circumstances, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

  •
  U.S. expatriates and former citizens or long-term residents of the United States;

  •
  persons subject to the alternative minimum tax;

  •
  persons holding our common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated transaction;

  •
  banks, insurance companies and other financial institutions;

  •
  brokers, dealers or traders in securities;

  •
  "controlled foreign corporations," "passive foreign investment companies" and corporations that accumulate earnings to avoid U.S. federal income tax;

  •
  partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

  •
  tax-exempt organizations or governmental organizations;

  •
  persons subject to special tax accounting rules as a result of any item of gross income with respect to our common stock being taken into account in an applicable financial statement;

  •
  U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

  •
  regulated investment companies (RICs) or real estate investment trusts (REITs);

  •
  tax-qualified retirement plans; and

  •
  "qualified foreign pension funds" as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

        If you are a partnership (or other pass-through entity) for U.S. federal income tax purposes, the tax treatment of your partners (or other owners) will generally depend on the status of the partners, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

        THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Certain Considerations Related to a Redemption of Common Stock

U.S. Holders

        This section applies to you if you are a "U.S. holder." A U.S. holder is a beneficial owner of shares of Pensare Common Stock who or that is, for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

  •
  an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more "United States persons" (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

        Redemption of Common Stock.    In the event that a U.S. holder's Pensare Common Stock is redeemed pursuant to the redemption provisions described in the section entitled "Special Meeting of Pensare Stockholders—Redemption Rights," the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Pensare Common Stock under Section 302 of the Internal Revenue Code of 1986, as amended (the "Code"). If the redemption qualifies as a sale of the Pensare Common Stock, the U.S. holder will be treated as described under "—U.S. Holders—Gain or Loss on Redemption Treated as a Sale of Common Stock" below. If the redemption does not qualify as a sale of the Pensare Common Stock, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described below under "—U.S. Holders—Taxation of Redemption Treated as a Distribution."

        Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of our stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities), and if so, the total number of shares of our stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities) relative to all of our shares outstanding both before and after the redemption. The redemption of Pensare Common Stock generally will be treated as a sale of the Pensare Common Stock (rather than as a corporate distribution) if the redemption (i) is "substantially disproportionate" with respect to the U.S. holder, (ii) results in a "complete termination" of the U.S. holder's interest in us or (iii) is "not essentially equivalent to a dividend" with respect to the U.S. holder. These tests are explained more fully below.

        In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of our stock that are constructively owned by it. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Pensare Common Stock that could be acquired pursuant to the exercise of the warrants. Moreover, any of our stock that a U.S. holder directly or constructively acquires pursuant to the Business Combination generally should be included in determining the U.S. federal income tax treatment of the redemption.

        In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of Pensare Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by such U.S. holder immediately before the redemption (taking into account both redemptions by other holders of Pensare Common Stock and the Pensare Common Stock to be issued pursuant to the Business Combination). There will be a complete termination of a U.S. holder's interest if either (i) all of the shares of our capital stock actually and constructively owned by the U.S. holder are redeemed or (ii) all of the shares of our capital stock actually owned by the U.S. holder are redeemed, the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other stock. The redemption of Pensare Common Stock will not be essentially equivalent to a dividend if a U.S. holder's redemption results in a "meaningful reduction" of the U.S. holder's proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder's proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a "meaningful reduction." A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption.

        If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution, and the tax effects will be as described under "—U.S. Holders—Taxation of Redemption Treated as a Distribution" below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Pensare Common Stock will be added to the U.S. holder's adjusted tax basis in its remaining stock, or, if it has none, to the U.S. holder's adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

        Gain or Loss on Redemption Treated as a Sale of Common Stock.    If the redemption qualifies as a sale of Pensare Common Stock, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder's adjusted tax basis in its disposed of Pensare Common Stock. The amount realized is the sum of the amount of cash and the fair market value of any property received and a U.S. holder's adjusted tax basis in its Pensare Common Stock generally will equal the U.S. holder's acquisition cost less any prior distributions paid to such U.S. holder that were treated as a return of capital for U.S. federal income tax purposes.

        Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder's holding period for the Pensare Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Pensare Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

        Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale of Pensare Common Stock, a U.S. holder will generally be treated as receiving a distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

        Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder's adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of Pensare Common Stock as described under "—U.S. Holders—Gain or Loss on Redemption Treated as a Sale of Common Stock" above.

        Dividends (including constructive dividends paid pursuant to a redemption of our common stock) we pay to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends (including constructive dividends paid pursuant to a redemption of our common stock) treated as investment income for purposes of investment interest deduction limitations), and provided that certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder generally will constitute "qualified dividends" that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Pensare Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

        Information Reporting and Backup Withholding.    In general, information reporting requirements will generally apply to dividends (including constructive dividends paid pursuant to a redemption of our common stock) paid to a U.S. holder and to the proceeds of the sale or other disposition of shares of Pensare Common Stock, unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder's federal income tax liability provided that the required information is timely furnished to the IRS.

Non-U.S. Holders

        For purposes of this discussion, a "Non-U.S. holder" is any beneficial owner of our common stock that is neither a U.S. holder nor an entity classified as a partnership for U.S. federal income tax purposes.

        Redemption of Common Stock.    The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. holder's Pensare Common Stock pursuant to the redemption provisions described in the section entitled "Special Meeting of Pensare Stockholders—Redemption Rights" generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder's Pensare Common Stock, as described under "U.S. Holders—Redemption of Common Stock" above, and the consequences of the redemption to the Non-U.S. holder will be as described below under "Non-U.S. Holders—Gain on Redemption Treated as a Sale of Common Stock" and "Non-U.S. Holders—Taxation of Redemption Treated as a Distribution," as applicable.

        Gain on Redemption Treated as a Sale of Common Stock.    A Non-U.S. holder will not be subject to U.S. federal income tax on any gain realized on a redemption treated as a sale of our common stock unless:

  •
  the gain is effectively connected with the Non-U.S. holder's conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable);

  •
  the Non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

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  we are or have been a "United States real property holding corporation" for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our common stock.

        Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

        Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. holder (even though the individual is not considered a resident of the United States) provided that the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

        If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other disposition of shares of our common stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, a buyer of our common stock (we would be treated as a buyer with respect to a redemption of Pensare Common Stock) may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We believe that we are not, and have not been at any time since our formation, a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the Business Combination is completed.

        Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale of Pensare Common Stock, a Non-U.S. holder will generally be treated as receiving a distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits, will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. holder's adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Pensare Common Stock and will be treated as described under "Non-U.S. Holders—Gain on Redemption Treated as a Sale of Common Stock" above. In general, with respect to any distributions that constitute dividends for U.S. federal income tax purposes and are not effectively connected with the Non-U.S. holder's conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (on an IRS Form W-8BEN or W-8BEN-E or other applicable documentation).

        If dividends paid to a Non-U.S. holder are effectively connected with the Non-U.S. holder's conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. holder will be exempt from the 30% U.S. federal withholding tax described above if such Non-U.S. holder furnishes to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder's conduct of a trade or business within the United States.

        Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

        Information Reporting and Backup Withholding.    Payments of dividends (including constructive dividends received pursuant to a redemption of our common stock) on our common stock will not be subject to backup withholding, provided that the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any payments of dividends on our common stock paid to the Non-U.S. holder, regardless of whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of our common stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds of a disposition of our common stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

        Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides or is established.

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. holder's U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

        FATCA Withholding Taxes.    Sections 1471 to 1474 of the Code (such sections commonly referred to as "FATCA") impose withholding of 30% on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our common stock to stockholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. holder or an individual Non-U.S. holder that timely provides the certifications required on a valid IRS Form W-9 or W-8BEN, respectively. Holders potentially subject to withholding include "foreign financial institutions" (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interest in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisers regarding the effects of FATCA on a redemption of our common stock.

 THE BUSINESS COMBINATION AGREEMENT

        The following summary describes certain material provisions of the Business Combination Agreement. This summary is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached to this proxy statement as Annex A, and is incorporated by reference into this proxy statement. You are encouraged to carefully read the Business Combination Agreement in its entirety for a more complete understanding of the Business Combination. The Business Combination Agreement is included to provide investors and security holders with information regarding the terms of the Business Combination Agreement. In particular, the assertions embodied in representations and warranties by the parties contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also qualified, modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Pensare and Computex do not believe that these schedules contain information that is material to an investment decision.

  The Merger

        On July 24, 2019, Pensare entered into the Business Combination Agreement with Merger Sub, Holdings and Stratos, which was amended on December 20, 2019, for the purposes specified therein, pursuant to which, among other matters described in this proxy statement, Stratos will be merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned direct subsidiary of Pensare, on the terms and subject to the conditions set forth in the Business Combination Agreement.

  Structure of the Business Combination

        Prior to the Closing, the common stock of Stratos ("Computex Common Stock") is held by Holdings, the sole stockholder of Stratos. Pursuant to the Business Combination Agreement, at the Closing, Holdings will be entitled to receive, as consideration, (i) the Cash Consideration, (ii) the Stock Consideration and (iii) the PIPE Consideration.

        Following the Closing, the Merger will have occurred, in which the Surviving Corporation will become a wholly-owned direct subsidiary of Pensare.

  Effective Time and Completion of the Business Combination

        The Merger is to become effective by the filing of a certificate of merger with the Secretary of State of the State of Delaware and will become effective immediately upon such filing. The parties will hold a Closing to verify that all closing conditions have been satisfied or waived immediately prior to the filing of the documents to effect the Business Combination. Pensare, Holdings, Stratos and Merger Sub will complete the Business Combination no later than five business day after the satisfaction or waiver of each of the conditions to the completion of the Business Combination (or on such other date, time or place as Pensare, Holdings, Stratos and Merger Sub may mutually agree to in writing).

        At the Effective Time, all the property, rights, privileges, immunities, powers, franchises, licenses and authority of Stratos and Merger Sub will vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of Stratos Management Systems, Inc. and Merger Sub will become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

  Consideration to be Received in the Business Combination; Delivery of Consideration

Consideration

        Pursuant to the Business Combination Agreement, the consideration amount is $60,000,000, to be adjusted with respect to the debt and net working capital of Computex as of the Closing (the "Consideration Amount").

        Pursuant to the Business Combination Agreement, the "Per Share Price" will mean the lower of (a) the average closing price of Pensare Common Stock on Nasdaq during the ten-consecutive trading day period ending on the third business day prior to the Closing Date or (b) if Pensare shall issue any shares of Pensare Common Stock prior to the Closing (including pursuant to the Private Placement (as defined below)), then the lowest price per share of Pensare Common Stock issued by Pensare.

        Pursuant to the Business Combination Agreement, Pensare may enter into any subscription agreement with certain investors, pursuant to which such investors will receive equity securities of Pensare in a private placement. The PIPE Consideration to be paid to Holdings will be in the form of the securities, other than Pensare Common Stock, issued in the PIPE.

Effective Time

        At the Effective Time, the following conversions will occur:

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  all shares of Stratos Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and Holdings will be entitled to receive the Merger Consideration, subject to the calculation of the Merger Consideration and post-closing adjustments;

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  all shares of Stratos Common Stock held in the treasury of Stratos will be canceled without any conversion thereof and no payment or distribution will be made with respect thereto; and

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  each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

Closing

        At the Closing, Pensare will deliver or cause to be delivered to Holdings:

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  the Stock Consideration

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  the Cash Consideration, and

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  the PIPE Consideration

  Exchange of Certificates

        At least two business days prior to the Closing Date, Pensare will deliver to Computex a certificate reflecting: (a) (i) the amount of cash available in the Trust Account as of the Closing and (ii) the amount of cash necessary to pay income and franchise taxes from any interest income earned in the Trust Account at the Closing and (iii) the amount of cash necessary to pay any costs and expenses owed by Pensare in accordance with the Business Combination Agreement that are unpaid at the Closing; and (b) the aggregate amount of cash proceeds that will be required to satisfy redemptions of the stockholders of Pensare.

        At least two business days prior to the Closing Date, Holdings will deliver to Pensare a certificate setting forth Holding's good faith estimate of the (a) Closing Computex Net Debt (as defined in the Business Combination Agreement) and (b) Closing Net Working Capital (as defined in the Business Combination Agreement).

Representations and Warranties

        The Business Combination Agreement contains customary representations and warranties of the parties.

Representations and Warranties of Computex

        Computex and Holdings, jointly and severally, made customary representations and warranties to Pensare and Merger Sub relating to, among other things: organization and qualification, subsidiaries; organizational documents; capitalization; authority; no conflict, required filings and consents; permits, compliance; financial statements; absence of certain changes or events, including a material adverse effect on Computex since March 31, 2019; absence of litigation; employee benefit plans; labor and employment matters; real property, title to assets; intellectual property; taxes; environmental matters; material contracts; insurance; board approval, vote required; customers and suppliers; inventories; product warranty; product liability; certain business practices; interested party transactions; Exchange Act; brokers; and exclusivity of representations and warranties.

        Certain representations and warranties of Computex are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Under the Business Combination Agreement, a "material adverse effect" for this purpose means any event, circumstance, change or effect that, individually or in the aggregate with all other events, circumstances, changes and effects, is or is reasonably likely to be materially adverse to the business, financial condition or results of operations of Computex and Computex's subsidiaries taken as a whole; provided, however, that none of the following will be taken into account in the determination of whether a Computex material adverse effect has occurred: (a) any change or proposed change in any law or U.S. GAAP; (b) events or conditions generally affecting the industries in which Computex and its subsidiaries operate; (c) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets; (d) acts of war, sabotage, civil unrest or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest or terrorism, or changes in global, national, regional, state or local political or social conditions; (e) any hurricane, tornado, flood, earthquake, natural disaster, or other acts of God; (f) any change resulting from the announcement or pendency of the Business Combination or attributable to the fact that Pensare or any of its affiliates are the prospective owners of Computex or to Pensare's future plans for the business of Computex and its subsidiaries, taken as a whole; (g) any actions taken or not taken pursuant to or in accordance with the Business Combination Agreement or any ancillary agreement at the request of Pensare; or (h) any failure by Computex (including its subsidiaries), in and of itself, to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of the Business Combination Agreement (it being understood that any change, event or circumstance causing such failure may be taken into consideration in determining whether a Computex material adverse effect has occurred), except in the cases of clauses (a) through (e), to the extent that Computex and its subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other participants in the industries in which Computex and its subsidiaries operate.

Representations and Warranties of Holdings

        Holdings made customary representations and warranties to Pensare and Merger Sub relating to, among other things: corporate organization; authority; no conflicts, required filings and consents; board approval, vote required; accredited investor; brokers; and exclusivity of representations and warranties.

Representations and Warranties of Pensare and Merger Sub

        Pensare and Merger Sub, jointly and severally, made customary representations and warranties relating to, among other things: corporate organization; organizational documents; capitalization;

authority; no conflict, required filings and consents; compliance; SEC filings, financial statements; absence of certain changes or events, including a material adverse effect on Pensare since March 31, 2019; absence of litigation; board approval, vote required; no prior operations of Merger Sub; Pensare's material contracts; employees; taxes; listing; brokers; Pensare's trust fund; prior business operations; and Pensare's and Merger Sub's investigation and reliance.

        Certain representations and warranties of Pensare are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Under the Business Combination Agreement, a "material adverse effect" for this purpose means any event, circumstance, change or effect that, individually or in the aggregate with all other events, circumstances, changes and effects, (a) is or is reasonably likely to be materially adverse to the business, financial condition or results of operations of Pensare and its subsidiaries taken as a whole; provided, however, that the following will not be taken into account in the determination of whether a material adverse effect of Pensare has occurred: any change or effect resulting from changes in general business, financial, political, capital market or economic conditions (including any change resulting from any natural disaster, hostilities, war or military or terrorist attack), but only to the extent that such change does not have a disproportionately adverse effect on Pensare or its subsidiaries, taken as a whole, as compared to other businesses in the same industry; or (b) would prevent, materially delay or materially impede the performance by Pensare or Merger Sub of their respective obligations under the Business Combination Agreement or the consummation of the Merger or any of the other transactions contemplated thereby.

Conduct of Business Pending Consummation of the Business Combination and Covenants

Covenants of Computex

        Computex and Holdings made certain covenants under the Business Combination Agreement including, among others, the following:

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  Subject to limited exceptions, during period between signing and the Closing (the "Interim Period"), Computex and its subsidiaries (collectively, the "Computex Entities") must (a) conduct its operations in the ordinary course of business consistent with past practice and (b) use its commercially reasonable efforts to: (i) preserve substantially intact its present business organization, (ii) keep available the services of its current officers, key employees and consultants and (iii) preserve its current relationships with customers, suppliers and other persons with which they have significant business relations.

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  Subject to limited exceptions, during the Interim Period, none of the Computex Entities will:

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  amend or propose to amend its organizational documents, other than to amend the indemnity provisions of such documents to mirror the indemnity provisions in the organizational documents of Pensare;

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  issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (A) any shares of any class of capital stock of the Computex Entities, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Computex Entities or (B) except in the ordinary course of business and in a manner consistent with past practice, any material assets of the Computex Entities;

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  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, other than as necessary to make any required payments under Computex's credit agreements;

    •
    reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock, other than redemptions of equity securities from former employees upon the terms set forth in the underlying agreements governing such equity securities;

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    (A) acquire any corporation, partnership, other business organization or any division thereof or any material amount of assets or (B) incur any indebtedness for borrowed money (other than borrowings under Computex's credit agreements) or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any person, or make any loans or advances, or intentionally grant any security interest in any of its assets, in each case, except in the ordinary course of business and consistent with past practice;

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    (A) hire any additional employees or consultants except in the ordinary course of business, (B) fill current vacancies or vacancies arising after the date of the Business Combination Agreement due to the termination of any employee's employment or consultant's services except in the ordinary course of business or (C) increase the compensation payable or to become payable or, other than health and welfare plan renewals in the ordinary course of business consistent with past practices, the benefits provided to its directors or officers, in each case except in the ordinary course of business;

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    other than pursuant to the terms of an agreement entered into prior to the date of the Business Combination Agreement and reflected on the disclosure schedules, grant any severance or termination pay to, or enter into any employment, consulting or severance agreement with, any director or officer of the Computex Entities, other than in the ordinary course of business consistent with past practice;

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    adopt, amend and/or terminate any plan except as may be required by applicable law, is necessary in order to consummate the Business Combination, or health and welfare plan renewals in the ordinary course of business;

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    take any action, other than reasonable and usual actions in the ordinary course of business, with respect to accounting policies or procedures, other than as required by U.S. GAAP;

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    make any material tax election or settle or compromise any material United States federal, state, local or non-United States income tax liability;

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    materially amend, modify or consent to the termination of any material contract or amend, waive, modify or consent to the termination of the Computex Entities' material rights thereunder, except in the ordinary course of business;

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    intentionally permit any material item of Computex's intellectual property to lapse or to be abandoned, invalidated, dedicated to the public, or disclaimed, or otherwise become unenforceable or fail to perform or make any applicable filings, recordings or other similar actions or filings, or fail to pay all required fees and taxes required or advisable to maintain and protect its interest in each and every material item of Computex's intellectual property; or

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    enter into any formal or informal agreement or otherwise make a binding commitment to do any of the foregoing.

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  During the Interim Period, Holdings and Computex will not, and will cause the other Computex Entities and their respective representatives, not to, initiate, solicit, facilitate or encourage, engage in any discussions or negotiations concerning, enter into, engage in and maintain discussions with respect to, any proposal from any person relating to an acquisition of a material portion of the ownership interests or assets of the Computex Entities. In addition, Holdings and

    Computex will, and will cause the other Computex Entities, any of their respect affiliates and any of their affiliates' representatives to, immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any person (other than the parties thereto and their respective representatives) with respect to any of the foregoing. Holdings and Computex will promptly notify Pensare (and in any event within twenty-four hours) of the receipt of any proposal, which will identify the third party making any proposal and will include a summary of the material terms and conditions of any material developments, discussions or negotiations in connection therewith, and any material modifications to the financial or other terms and conditions of any such proposal.

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  Holdings and Computex will use reasonable best efforts to deliver audited financial statements for the years ended December 31, 2016, December 31, 2017 and December 31, 2018, audited in accordance with PCAOB, not later than August 1, 2019.

Covenants of Pensare and Merger Sub

        Pensare and Merger Sub made certain covenants under the Business Combination Agreement including, among others, the following:

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  Subject to limited exceptions, during the Interim Period, Pensare and Merger Sub must conduct their operations in the ordinary course of business consistent with past practice.

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  Subject to limited exceptions, during the Interim Period, neither Pensare nor Merger Sub will:

  •
  amend or otherwise change the organizational documents of Pensare or the organizational documents of Merger Sub or form any subsidiary of Pensare other than Merger Sub, other than one or more amendments to extend the Termination Date (as defined in the certificate of incorporation of Pensare);

  •
  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, other than redemptions from the trust fund that are required pursuant to the organizational documents of Pensare, including the redemptions of the stockholders of Pensare;

  •
  reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of the securities of Pensare except for redemptions from the trust fund that are required pursuant to the organizational documents of Pensare, including the redemptions of the stockholders of Pensare;

  •
  issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any shares of any class of capital stock or other securities of Pensare or Merger Sub, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of Pensare or Merger Sub (except in relation to consummating the Private Placement);

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  acquire any corporation, partnership, other business organization or enter into any strategic joint ventures, partnerships or alliances with any other person;

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  incur any indebtedness for borrowed money or guarantee any such indebtedness of another person or persons, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Pensare, as applicable, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing, in each case, except in the ordinary course of business consistent with past practice;

    •
    make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in U.S. GAAP or applicable law made subsequent to the date hereof, as agreed to by its independent accountants;

    •
    make any material tax election or settle or compromise any material United States federal, state, local or non-United States income tax liability, except in the ordinary course consistent with past practice;

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    liquidate, dissolve, reorganize or otherwise wind up the business and operations of Pensare or Merger Sub;

    •
    amend the trust agreement or any other agreement related to the Trust Account; or

    •
    enter into any formal or informal agreement or otherwise make a binding commitment to do any of the foregoing.

  •
  None of Pensare's board of directors or any committee thereof will withdraw or modify, or propose publicly or by formal action of Pensare's board of directors to withdraw or modify, in a manner adverse to Computex, the Pensare Recommendation (as defined in the Business Combination Agreement) or the approval or recommendation by Pensare's board of directors of the Pensare Proposals (as defined in the Business Combination Agreement).

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  Pensare has agreed to promptly file after the Closing a registration statement that will allow Holdings, the sole stockholder of Computex, and/or its owners to sell the shares of Pensare Common Stock received by it pursuant to the Business Combination for sale to the public.

Mutual Covenants

        Each party made certain mutual covenants under the Business Combination Agreement, including, among others, the following:

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  During the Interim Period, Holdings and Pensare will (and will cause their respective subsidiaries to) provide to the other party and its representatives reasonable access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of such party and its subsidiaries and to its books and records and will furnish promptly to the other party such information concerning the business, properties, contracts, assets, liabilities, personnel, as may be reasonably requested by the other parties.

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  Each of the parties will use reasonable best efforts to take, or cause to be taken, appropriate action, and to do, or cause to be done, such things as are necessary, proper or advisable under applicable laws or otherwise to consummate and make effective the Business Combination.

Board of Directors

        Pursuant to the Business Combination Agreement, Lawrence E. Mock, Jr. will be appointed to the board of directors of the combined company along with any other individuals appointed by the Pensare's current board of directors as set forth in this proxy statement. It is expected that all of the current members of Pensare's board of directors will continue to serve as directors of the combined company.

Conditions to Complete the Business Combination

Mutual Conditions

        Under the Business Combination Agreement, the respective obligations to consummate the Merger and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction or waiver of the following conditions:

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  the Pensare Proposals will have been approved and adopted by the requisite affirmative vote of the stockholders of Pensare in accordance with this proxy statement, the DGCL, the organizational documents of Pensare and the rules and regulations of Nasdaq;

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  the absence of any law, rule, regulation, judgment, decree, executive order or award then in effect or that has the effect of making the Merger or other transactions contemplated by the Business Combination Agreement illegal or otherwise prohibits their consummation; and

  •
  Pensare having available funds at the Closing of at least $35,000,000 after taking into account the redemption contemplated by the Business Combination Agreement and the sale and issuance by Pensare of Pensare Common Stock or other securities of Pensare in the PIPE.

Pensare and Merger Sub Conditions

        Under the Business Combination Agreement, Pensare's and Merger Sub's obligations to consummate the Merger and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction or waiver of the following conditions, among others:

  •
  the representations and warranties of Holdings and Computex being true and correct, subject to materiality standards contained in the Business Combination Agreement;

  •
  performance and compliance in all material respects by Holdings and Computex with their agreements and covenants to be performed at or complied with on or prior to the Closing;

  •
  Holdings must be released from all obligations under Computex's current credit agreements; and

  •
  no Computex material adverse effect will have occurred since the date of the Business Combination Agreement.

Holdings and Computex Conditions

        Under the Business Combination Agreement, Holdings' and Computex's obligations to consummate the Merger and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction or waiver of the following conditions, among others:

  •
  the representations and warranties of Pensare and Merger Sub being true and correct, subject to materiality standards contained in the Business Combination Agreement;

  •
  performance and compliance in all material respects by Pensare and Merger Sub with their agreements and covenants to be performed at or complied with on or prior to the Closing; and

  •
  no material adverse effect of Pensare will have occurred since the date of the Business Combination Agreement.

Termination of the Business Combination Agreement

        The Business Combination Agreement may be terminated by mutual written consent of Pensare and Holdings or by either Pensare or Holdings if(a) the Closing does not occur by the Outside Date, (b) consummation of the Business Combination is prohibited by law, (c) the Business Combination Agreement does not receive the requisite vote for approval at the meeting of the stockholders of

Pensare duly convened or any adjournment or postponement thereof or (d) Pensare does not obtain an extension required as set forth in the Business Combination Agreement prior to the consummation of the Business Combination.

        Pensare may terminate the Business Combination Agreement if (a) Holdings or Computex has breached any of its representations, warranties, covenants or other agreements set forth in the Business Combination Agreement and such breach (i) would or does result in the failure to fulfill any condition to the Closing set forth in the Business Combination Agreement and (ii) if capable of being cured, has not been cured within thirty days following written notice from Pensare of such breach, (b) there will have occurred a Computex material adverse effect after the date of the Business Combination Agreement.

        Holdings may terminate the Business Combination Agreement if (a) Pensare and Merger Sub have breached any of their representations, warranties, covenants or other agreements set forth in the Business Combination Agreement and such breach (i) would or does result in the failure to fulfill any condition to the Closing set forth in the Business Combination Agreement and (ii) if capable of being cured, has not been cured within thirty days follows written notice from Holdings of such breach, or (b) there will have occurred a material adverse effect of Pensare after the date of the Business Combination Agreement.

Amendment of the Business Combination Agreement

        The Business Combination Agreement may be amended in writing by the parties thereto at any time prior to the Effective Time. The Business Combination Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties thereto.

Governing Law; Consent to Jurisdiction

        The Business Combination Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to the Business Combination Agreement will be heard and determined exclusively in any Delaware Chancery Court; provided that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties thereto (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any action arising out of or relating to the Business Combination Agreement brought by any party thereto, and (b) agree not to commence any action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described therein.

Expenses

        Except as otherwise expressly provided in the Business Combination Agreement, all expenses incurred in connection with the Business Combination Agreement and the transactions contemplated therein will be paid by the party incurring such expenses, whether or not the Merger or any other transactions contemplated therein are consummated, except that Pensare will pay, whether or not the transactions contemplated therein are consummated, all (a) expenses of the parties relating to preparing, printing, filing and mailing this proxy statement, (b) expenses relating to all SEC and other regulatory filing fees incurred in connection with this proxy statement, and (c) reasonable expenses relating to legal, accounting and other professional advisor fees (not including investment banking or broker fees) incurred by Holdings and Computex in connection with the Business Combination Agreement and the transactions contemplated therein, the audit and review of Computex's financial statements, 409A valuations and the preparation of portions of this proxy statement, and in connection herewith, Pensare has funded an escrow account with $500,000 to pay such expenses of Holdings and Computex. Reimbursements of such expenses will be made from such escrow account within five business days of Computex's written request (with invoices) and Pensare's approval thereof (which will not be unreasonably withheld, conditioned or delayed). Until the termination of the Business Combination Agreement, each time such escrow funds are reduced to $100,000, Pensare will replenish the account back to such amount as will be sufficient to pay all remaining expenses of Holdings and Computex required to be reimbursed as provided for in the Business Combination Agreement (as reasonably determined by Computex and Pensare). For avoidance of doubt, neither Holdings nor Computex will be obligated to pay back any expenses paid by Pensare in the event the transactions contemplated by the Business Combination Agreement are not consummated.

 CERTAIN AGREEMENTS RELATING TO THE BUSINESS COMBINATION

The Lock-Up Agreement

        In connection with the Business Combination, Pensare, Holdings and Navigation Capital Partners II, L.P. ("Navigation") will enter into a Lock-up Agreement at the Closing (the "Lock-up Agreement"). Under the terms of the Lock-up Agreement, Holdings and Navigation will agree not to sell or otherwise transfer certain of the shares of Pensare Common Stock issued to Holdings in the Business Combination which are beneficially owned by Navigation (or any of its permitted transferees) as specified therein. Such transfer restrictions will expire one year after the Closing or such earlier date as the Founder Shares held by Pensare's Initial Stockholders may be released from the escrow arrangements entered into in connection with Pensare's initial public offering.

 PROPOSALS TO BE CONSIDERED BY PENSARE'S STOCKHOLDERS

PROPOSAL NO. 1—THE PENSARE BUSINESS COMBINATION PROPOSAL

        As discussed in this proxy statement, Pensare stockholders are being asked to consider and vote on the Pensare Business Combination Proposal. You should read carefully this proxy statement in its entirety for more detailed information concerning the Business Combination. In particular, you are directed to the Business Combination Agreement, which is attached as Annex A to this proxy statement.

        In addition, NASDAQ Listing Rule 5635(a) requires stockholder approval where, among other things, the issuance of securities in a transaction exceeds 20% of the number of shares of common stock or the voting power outstanding before the transaction, and NASDAQ Listing Rule 5635(b) requires stockholder approval where the issuance of securities will result in a change of control. We intend to issue approximately 6,666,667 shares of our common stock, or approximately 54.3% of our 7,932,977 currently outstanding shares of common stock, in the Business Combination (assuming no redemptions of our Public Shares and no additional issuances of our common stock). Therefore, we are required to obtain the approval of our stockholders under both NASDAQ Listing Rules 5635(a) and 5635(b).

Required Vote

        The approval of the Pensare Business Combination Proposal requires the affirmative vote of at least a majority of the outstanding shares of Pensare Common Stock present and entitled to vote at the special meeting of stockholders. Abstentions will have the same effect as a vote "AGAINST" the Pensare Business Combination Proposal. Broker Non-Votes will not have any effect on the outcome of the Business Combination proposal.

        All of Pensare's directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Business Combination Proposal. On the record date, directors and executive officers of Pensare and their affiliates beneficially owned and were entitled to vote 5,953,500 shares of common stock representing approximately 75.1% of Pensare's issued and outstanding shares of common stock.

Recommendation with Respect to the Business Combination

        The board of directors of Pensare has determined that the Pensare Business Combination Agreement is advisable, fair to and in the best interests of Pensare and its stockholders and recommends that the stockholders vote or instruct that their vote be cast "FOR" the approval of the Pensare Business Combination Proposal.

        PENSARE'S BOARD OF DIRECTORS RECOMMENDS THAT PENSARE'S STOCKHOLDERS VOTE "FOR" THE BUSINESS COMBINATION PROPOSAL. WHEN YOU CONSIDER THE RECOMMENDATION OF PENSARE'S BOARD OF DIRECTORS, YOU SHOULD KEEP IN MIND THAT PENSARE'S DIRECTORS AND EXECUTIVE OFFICERS HAVE INTERESTS IN THE BUSINESS COMBINATION THAT ARE DIFFERENT FROM, OR IN ADDITION TO, YOUR INTERESTS AS A STOCKHOLDER, WHICH ARE DESCRIBED ELSEWHERE IN THIS PROXY STATEMENT.

PROPOSAL NO. 2—THE CERTIFICATE PROPOSAL

        Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve the second amended and restated certificate of incorporation of Pensare (the "proposed certificate"). The proposed certificate is required pursuant to the terms of the Business Combination Agreement, and in the judgment of our board of directors, the proposed certificate is necessary to adequately address the post-Business Combination needs of the Company.

        The proposed certificate provides for, among other things, (i) removal of certain provisions related to our status as a blank check company, (ii) increasing the number of shares that we may issue, and (iii) such other changes that our board of directors deem appropriate for a public operating company.

        We are required by Delaware law to obtain the approval of holders of a majority of our outstanding shares entitled to vote to amend our certificate of incorporation. The following table sets forth a summary of the material differences between our current certificate of incorporation and the proposed certificate as well as our board of directors' reasons for proposing the change. These summaries are qualified by reference to the complete text of the proposed certificate, a copy of which is attached to this proxy statement as Annex C. All stockholders are encouraged to read the proposed certificate in its entirety for a more complete description of its terms.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Purpose	The current certificate lists the purposes of the corporation as "including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the corporation and one or more businesses or entities."	The proposed certificate provides only that our purpose is to engage in any lawful act or activity for which corporations may be organized under the DGCL.	The provision that refers to effecting a business combination relates to the operation of the Company as a blank check company prior to the consummation of a business combination, and will not be applicable after the Closing. Accordingly, our board of directors believes that it will serve no further purpose and will be confusing.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Authorized Shares	The current certificate provides the total number of shares of all classes of capital stock, each with a par value of $0.001 per share, which the corporation is authorized to issue is 101,000,000 shares, consisting of (a) 100,000,000 shares of common stock, par value $0.001 per share, and (b) 1,000,000 shares of preferred stock, par value $0.001 per share.	The proposed certificate provides the total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the corporation is authorized to issue is 505,000,000 shares, consisting of (a) 500,000,000 shares of common stock, par value $0.0001 per share, and (b) 5,000,000 shares of preferred stock, par value $0.0001 per share.	The increase in authorized shares will allow the Company to retain significant additional authorized share capital following the consummation of the Business Combination.
Number of Directors	The current certificate provides the number of directors of the corporation shall be fixed from time to time in the manner provided in the bylaws.
		The proposed certificate provides the number of directors of the corporation shall be not less than three, with at least one director in each of Class I, Class II and Class III. The exact number of directors shall be fixed from time to time by the action of a majority of the entire board, provided that no decrease in the number of directors shall shorten the term of any incumbent director.	The proposed change accounts for a new third class of directors.
Board Structure	The current certificate provides the board shall be divided into two classes, as nearly equal in number as possible and designated Class I and Class II.	The proposed certificate provides the board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III.	The proposed change accounts for a third annual meeting and the addition of a new class of directors.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Term of Directors	The current certificate accounts for a two-year term of office for the Company's directors is silent with respect to the term of the initial Class III Directors.	The proposed certificate accounts for a three-year term of office for the Company's directors provides the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the corporation following the effectiveness of the proposed certificate.	The proposed change accounts for Class III directors.
Stockholder Action by Written Consent Without a Meeting	The current certificate is silent with respect to stockholder action by written consent without a meeting.
		The proposed certificate provides that, "The stockholders of the corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting."	The proposed change prohibits stockholder action by written consent without a meeting.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Director Liability	The current certificate provides the director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors.	The proposed certificate removes "unless they violated their duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors."	The proposed change clarifies the scope of director liability.
Director and Officer Indemnity
	The current certificate provides that an indemnified party will be indemnified "against all liability and loss suffered and expenses (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes, and penalties and amounts paid in settlement)..."	The proposed certificate additionally adds damages and claims to the list of all liability and losses suffered.	The proposed change clarifies the scope of indemnification.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Indemnity Advances	The current certificate provides that, to the extent required by applicable law, payment of expenses incurred by an indemnitee in a proceeding in advance of in advance of the final disposition shall be made only on receipt of an undertaking.	The proposed certificate provides "if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the corporation (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the corporation's receipt of an undertaking."	The proposed change clarifies the scope of indemnification.
Provisions Specific to a Blank Check Company	Under our current certificate, Article IX sets forth various provisions related to our operations as a blank check company prior to the consummation of an initial business combination.
The proposed certificate does not include these blank check company provisions because, upon consummation of the Business Combination, we will cease to be a blank check company. In addition, the provisions requiring that the proceeds from our initial public offering be held in a trust account until a business combination or liquidation of the Company and the terms governing the Company's consummation of a proposed business combination will not be applicable following consummation of the Business Combination.
The provisions that are specific to a blank check company will not be applicable after the Closing. Accordingly, our board of directors believes that they will serve no further purpose and will be confusing.

	Current Certificate	Proposed Certificate	Reasons for the Proposed Change
Corporate Opportunity	The current certificate provides the doctrine of corporate opportunity shall not apply in circumstances where the application would conflict with fiduciary duties or contractual obligations.	The proposed certificate provides that, "In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the corporation and such opportunity is one the corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the corporation to pursue."	The provision clarifies the applicability of the doctrine of corporate opportunity following the Closing.

Required Vote

        The approval of the Certificate Proposal requires the affirmative vote of at least a majority of the outstanding shares of Pensare Common Stock entitled to vote at the special meeting of stockholders. Abstentions and Broker Non-Votes will have the same effect as a vote "AGAINST" the Certificate Proposal.

        All of Pensare's directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Certificate Proposal. On the record date, directors and executive officers of Pensare and their affiliates beneficially owned and were entitled to vote 5,953,500 shares of common stock representing approximately 75% of Pensare's issued and outstanding shares of common stock.

Recommendation with Respect to the Certificate Proposal

        The board of directors of Pensare has determined that the Certificate Proposal is advisable, fair to and in the best interests of Pensare and its stockholders and recommends that the stockholders vote or instruct that their vote be cast "FOR" the approval of the Certificate Proposal.

        PENSARE'S BOARD OF DIRECTORS RECOMMENDS THAT PENSARE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE CERTIFICATE PROPOSAL.

PROPOSAL NO. 3—INCENTIVE PLAN PROPOSAL

Background.

        The board of directors of the Company has adopted the American Virtual Cloud Technologies, Inc. 2020 Equity Incentive Plan, which we refer to in this section as the "2020 Plan", and recommended that it be submitted to the Company's stockholders for their approval at the special meeting of stockholders of Pensare. If Pensare's stockholders approve this Proposal No. 3, the 2020 Plan will become effective upon the consummation of the Business Combination. If the 2020 Plan is not approved by Pensare's stockholders, it will not become effective and no awards will be granted thereunder.

Purpose.

        The purpose of the 2020 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

        Stockholder approval of the 2020 Plan is required (i) for purposes of complying with the stockholder approval requirements for listing our shares on Nasdaq, (ii) to comply with the incentive stock options rules under Section 422 of the Code, as described below, and (iii) for the 2020 Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Exchange Act.

        The following is a summary of certain principal features of the 2020 Plan. This summary is qualified in its entirety by reference to the complete text of the 2020 Plan. Stockholders are urged to read the actual text of the 2020 Plan in its entirety which is set forth as Annex B to this proxy statement.

Shares Available for Awards; Annual Per Person Limitations.

        Under the 2020 Plan, the total number of shares of Pensare Common Stock reserved and available for delivery under the 2020 Plan ("Awards") at any time during the term of the 2020 Plan will be equal to 5,794,500.

        If any shares of Pensare Common Stock subject to an Award are forfeited, expire or otherwise terminate without issuance of such shares of Pensare Common Stock, or is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of Pensare Common Stock subject to such Award, the shares of Pensare Common Stock to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the 2020 Plan. However, shares of Pensare Common Stock withheld to pay the exercise price and/or applicable tax withholdings with respect to an Award, will not again be available for new grants.

        Substitute Awards will not reduce the shares of Pensare Common Stock authorized for delivery under the 2020 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2020 Plan and will not reduce the shares of Pensare Common Stock authorized for delivery under the 2020 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

        The aggregate fair market value of shares of Pensare Common Stock on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

        The maximum number of shares of Pensare Common Stock that may be delivered under the 2020 Plan as a result of the exercise of incentive stock options is 5,794,500 shares of Pensare Common Stock, subject to certain adjustments.

        A committee designated by the board of directors of the Company (the "Committee") is authorized to adjust the limitations on the number of shares of Pensare Common Stock available for issuance under the 2020 Plan (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, shares of Pensare Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called "Acceleration of Vesting; Change in Control" and "Other Adjustments" below for a summary of certain additional adjustment provisions of the 2020 Plan.

Eligibility.

        The persons eligible to receive Awards under the 2020 Plan are the officers, directors, employees, consultants who provide services to the Company or any subsidiary. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code ("ISOs"). An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2020 Plan.

Administration.

        The 2020 Plan is to be administered by the Committee, provided, however, that except as otherwise expressly provided in the 2020 Plan, the independent members of the Board may elect to exercise any power or authority granted to the Committee under the 2020 Plan. Subject to the terms of the 2020 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2020 Plan, construe and interpret the 2020 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2020 Plan. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the 2020 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights.

        The Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a share of Pensare Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a share of Pensare Common Stock on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a "10% owner") will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of Pensare Common Stock on the date the ISO is granted.

        For purposes of the 2020 Plan, the term "fair market value" means the fair market value of shares of Pensare Common Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a share of Pensare Common Stock as of any given date is the closing sales price per share of Pensare Common Stock as reported on the principal stock exchange or market on which shares of Pensare Common Stock are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2020 Plan to be paid in cash, shares of Pensare Common Stock, other Awards or other property (including loans to participants).

        The Company may grant stock appreciation rights in tandem with options, which we refer to as "Tandem stock appreciation rights", under the 2020 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the shares of Pensare Common Stock subject to the related option exceeds the option's exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units.

        The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of Pensare Common Stock which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of the Company (including voting and dividend rights), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive shares of Pensare Common Stock or cash equal to the fair market value of the specified number of shares of Pensare Common Stock covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with ownership of shares of Pensare Common Stock, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.

        The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Pensare Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Pensare Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, shall be deemed to have been reinvested in additional shares of Pensare Common Stock, Awards or otherwise, or shall be settled upon vesting of such dividend equivalent as specified by the Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations.

        The Committee is authorized to grant shares of Pensare Common Stock as a bonus free of restrictions, or to grant shares of Pensare Common Stock or other Awards in lieu of Company obligations to pay cash under the 2020 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock Based Awards.

        The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Pensare Common Stock. The Committee determines the terms and conditions of such Awards.

Performance Awards.

        The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of shares of Pensare Common Stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, shares of Pensare Common Stock or other property, or any combination thereof, as determined by the Committee.

Other Terms of Awards.

        Awards may be settled in the form of cash, shares of Pensare Common Stock, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Pensare Common Stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2020 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Pensare Common Stock or other property to be distributed will be withheld (or that previously acquired shares of Pensare Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2020 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2020 Plan from or through any participant will be subject to all terms and conditions of the 2020 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

        Awards under the 2020 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2020 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

        Awards under the 2020 Plan shall be subject to a one-year minimum vesting schedule and a one-year minimum holding period, except in certain limited circumstances (death, disability, termination of employment and/or a change in control).

Acceleration of Vesting; Change in Control.

        Subject to certain limitations set forth in the 2020 Plan, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award. In the event of a "change in control" of the Company, as defined in the 2020 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the "change in control" will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or an other stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2020 Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the "change in control").

        Subject to any limitations contained in the 2020 Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any "change in control," the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2020 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2020 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

        The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the 2020 Plan to participants designated by the Committee as "covered employees" and intended to qualify as "performance-based compensation" under Section 162(m) of the Code to otherwise fail to qualify as "performance-based compensation."

Clawback of Benefits.

        The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2020 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a "clawback policy." In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2020 Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant's Award agreements (and/or awards issued under the Prior Plan) may be unilaterally amended by the Company, without the participant's consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination.

        The Board may amend, alter, suspend, discontinue or terminate the 2020 Plan or the Committee's authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Pensare Common Stock may then be listed or quoted; provided that, except as otherwise permitted by the 2020 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2020 Plan; provided that, except as otherwise permitted by the 2020 Plan or Award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2020 Plan will terminate at the earliest of (i) such time as no shares of Pensare Common Stock remain available for issuance under the 2020 Plan, (ii) termination of the 2020 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2020 Plan. Awards outstanding upon expiration of the 2020 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards.

        The 2020 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.

        An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2020 Plan. On exercise of a nonqualified stock option granted under the 2020 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of Pensare Common Stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares of Pensare Common Stock will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares of Pensare Common Stock will begin on that date.

        If an optionee pays for shares of Pensare Common Stock on exercise of an option by delivering shares of Pensare Common Stock, the optionee will not recognize gain or loss on the shares of Pensare Common Stock delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of shares of Pensare Common Stock equal to the number of shares of Pensare Common Stock delivered on exercise of the option, the optionee's tax basis in the shares of Pensare Common Stock represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares of Pensare Common Stock delivered, and his or her holding period for those shares of Pensare Common Stock will include his or her holding period for the shares of Pensare Common Stock delivered. The optionee's tax basis and holding period for the additional shares of Pensare Common Stock received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

        The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.

        Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share of Pensare Common Stock received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share of Pensare Common Stock and the holder's tax basis in that share of Pensare Common Stock will be long-term capital gain or loss.

        If an optionee disposes of a share of Pensare Common Stock acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share of Pensare Common Stock on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share of Pensare Common Stock on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share of Pensare Common Stock on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the shares of Pensare Common Stock exceeds one year.

        An optionee who exercises an ISO by delivering shares of Pensare Common Stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares of Pensare Common Stock is treated as making a Disqualifying Disposition of those shares of Pensare Common Stock. This rule prevents "pyramiding" or the exercise of an ISO (that is, exercising an ISO for one share of Pensare Common Stock and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Pensare Common Stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share of Pensare Common Stock in the year in which the option is exercised, there will be no adjustment with respect to that share of Pensare Common Stock. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share of Pensare Common Stock acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share of Pensare Common Stock for alternative minimum tax purposes in the year the option is exercised.

        The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share of Pensare Common Stock acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share of Pensare Common Stock, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards.

        Generally, the recipient of a stock award will recognize ordinary compensation income at the time the shares of Pensare Common Stock are received equal to the excess, if any, of the fair market value of the shares of Pensare Common Stock received over any amount paid by the recipient in exchange for the shares of Pensare Common Stock. If, however, the shares of Pensare Common Stock are not vested when they are received under the 2020 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares of Pensare Common Stock), the recipient generally will not recognize income until the shares of Pensare Common Stock become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares of Pensare Common Stock on the date they become vested over any amount paid by the recipient in exchange for the shares of Pensare Common Stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the shares of Pensare Common Stock on the date the Award is granted over any amount paid by the recipient in exchange for the shares of Pensare Common Stock.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares of Pensare Common Stock acquired as Awards will be the amount paid for the shares of

Pensare Common Stock plus any ordinary income recognized either when the shares of Pensare Common Stock are received or when the shares of Pensare Common Stock become vested. Upon the disposition of any shares of Pensare Common Stock received as a stock Award under the 2020 Plan, the difference between the sales price and the recipient's basis in the shares of Pensare Common Stock will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares of Pensare Common Stock have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

        The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights.

        The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the 2020 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

        With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of Pensare Common Stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Pensare Common Stock on the day they are received over any amounts paid by the recipient for the shares of Pensare Common Stock.

        With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of Pensare Common Stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of Pensare Common Stock over the exercise price.

        In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.

        Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code

        The 2020 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2020 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser.

        The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

Required Vote

        The approval of the Incentive Plan Proposal requires the affirmative vote of at least a majority of the shares of Pensare Common Stock that are voted thereon at the special meeting of stockholders. Accordingly, a Pensare stockholder's failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a Broker Non-Vote will have no effect on the outcome of any vote on the Incentive Plan Proposal.

        All of Pensare's directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Incentive Plan Proposal. On the record date, directors and executive officers of Pensare and their affiliates beneficially owned and were entitled to vote 5,953,500 shares of common stock representing approximately 75% of Pensare's issued and outstanding shares of common stock.

Recommendation with Respect to the Certificate Proposal

        The board of directors of Pensare has determined that the Incentive Plan Proposal is advisable, fair to and in the best interests of Pensare and its stockholders and recommends that the stockholders vote or instruct that their vote be cast "FOR" the approval of the Incentive Plan Proposal.

PENSARE'S BOARD OF DIRECTORS RECOMMENDS THAT PENSARE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 4—THE PENSARE ADJOURNMENT PROPOSAL

        The Pensare Adjournment Proposal, if adopted, will allow Pensare's board of directors to adjourn the special meeting of Pensare stockholders to a later date or dates to permit further solicitation of proxies. The Pensare Adjournment Proposal will only be presented to Pensare's stockholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of Pensare's stockholders to approve one or more of the proposals presented at the special meeting. In no event will Pensare's board of directors adjourn the special meeting of Pensare's stockholders or consummate the Business Combination beyond the date by which it may properly do so under Pensare's Certificate of Incorporation and Delaware law.

Consequences if the Pensare Adjournment Proposal is Not Approved

        If the Pensare Adjournment Proposal is not approved by Pensare's stockholders, Pensare's board of directors may not be able to adjourn the special meeting of stockholders to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of stockholders to approve the Pensare Business Combination Proposal.

Vote Required For Approval

        The Adjournment Proposal, if presented, requires the affirmative vote of the holders of a majority of the shares of Pensare Common Stock that are voted thereon at the special meeting of stockholders. Accordingly, a Pensare stockholder's failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a Broker Non-Vote will have no effect on the outcome of any vote on the Adjournment Proposal. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

        All of Pensare's directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Adjournment Proposal. On the record date, directors and executive officers of Pensare and their affiliates beneficially owned and were entitled to vote 5,953,500 shares of common stock representing approximately 75% of Pensare's issued and outstanding shares of common stock.

Recommendation of the Board

        The board of directors of Pensare has determined that the Adjournment Proposal is advisable, fair to and in the best interests of Pensare and its stockholders and recommends that the stockholders vote or instruct that their vote be cast "FOR" the approval of Adjournment Proposal.

PENSARE'S BOARD OF DIRECTORS RECOMMENDS THAT PENSARE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

 INFORMATION ABOUT COMPUTEX

Company Overview

        Computex is an IT solutions provider that delivers actionable outcomes for organizations by using IT and technology solutions to drive business outcomes and innovation. Leveraging its engineering talent, Computex assesses, designs, delivers, secures, and manages solutions comprised of leading technologies aligned with its customers' needs. Stratos was founded in 2012 and serves primarily as a holding company for its operating subsidiaries, First Byte Computers, Inc., Computex, Inc. and eNetsolutions, L.L.C., each of which do business as Computex Technology Solutions.

        Computex offers a number of products and services to its customers to fit their specific IT needs as Computex strives to be their primary IT service provider. Some of its offerings include:

  •
  "IT Sales"—the sale of hardware, perpetual and subscription software, maintenance services, software assurance services, and internally-provided and outsourced services. Computex believes that its customers view technology purchases as integrated solutions, rather than discrete product and service categories, and most of its sales are derived from integrated solutions involving its customers' data centers, network, security, and collaboration infrastructure. Computex holds various technical and sales-related certifications from leading manufacturers and software publishers such as Cisco, Dell and HPE, which allows Computex to market their products and enables Computex to provide advanced professional services. Computex actively engages with emerging vendors to offer their technologies to Computex's customers. Computex's flexible platform and customizable catalogs facilitate the addition of new vendors' products with minimal incremental effort;

  •
  "Managed Services"—an annuity subscription model to monitor, manage, and maximize business critical technologies, including cloud, security, data center, mobility, and collaboration;

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  "Professional Services"—involves cloud infrastructure, unified communications, collaboration, networking, storage, hyper-converged infrastructure, and virtual desktop infrastructure, supported by security and managed services solutions;

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  "Managed Security Services"—strengthens the customer's information security profile with industry-leading tools, technology and expertise, often at a fraction of the cost of in-house security resources; and

  •
  "Project Management Services"—enhances productivity and collaboration management and enables successful implementations and adoption of solutions for customers.

        Computex's primary focus in delivering comprehensive IT solutions is to deliver custom tailored solutions that address its customers' business and financial needs while leveraging the best technologies, both on-premise and in the cloud. Computex begins with a consultation with its clients to better understand their business needs and then designs, deploys and manages solutions aligned to such needs. In order to provide custom tailored solutions, Computex leverages the broader areas of cloud, security, networking, data center, collaboration and specific skills in orchestration and automation, data management, data visualization, analytics, network modernization, edge computing and other innovative and emerging technologies. In providing these solutions, Computex uses world-class leading technologies from partners such as Microsoft Azure, Amazon Web Services, Cisco Systems, Citrix, Cohesity, Cylance, Dell EMC, F5 Networks, HPE, IBM, Juniper Networks, Meraki, Microsoft, NetApp, Nutanix, Oracle, Palo Alto Networks, Pure Storage, Rubrik, and VMware, among others. Computex possesses top-level engineering certifications and talent with a broad range of leading IT vendors that enable it to offer tailored multi-vendor IT solutions that are optimized for each of its customers' specific requirements.

        Moreover, Computex's technical resources have enabled it to continue investing in engineering and technology resources to stay on the forefront of technology trends. Computex's expertise in core and emerging innovative technologies, fortified by its robust portfolio of consulting, professional, and managed services, has enabled it to remain a trusted advisor for its customers. This broad portfolio enables Computex to deliver a unique customer experience that spans the gamut from fast delivery of competitively priced products, services, subsequent management and upkeep, through to end-of-life disposal services. This approach permits Computex to deploy ever-more-sophisticated solutions enabling its customers' business outcomes.

        For the year ended December 31, 2018, Computex generated revenue of $154.8 million, an increase of $20.0 million over the $134.8 million of revenues generated for the year ended December 31, 2017. For the year ended December 31, 2018, Computex had a net loss of $1.9 million, an increase of $0.6 million over the $1.3 million net loss for the year ended December 31, 2017.

        Following the closing of the Business Combination, Computex will prepare its financial statements in accordance with ASC 606. As of the date of this proxy statement, Computex has not yet finalized the adoption and implementation of ASC 606 for the year ended December 31, 2019. Accordingly, any quantitative analysis of the impact of the adoption of ASC 606 described herein is preliminary and may differ materially from the final quantitative impact that will be disclosed in the audited financial statements of Computex for the year ended December 31, 2019. Additionally, the adoption and implementation of ASC 606 for the year ended December 31, 2019 may have a material impact on Computex's future financial results. For additional information, see the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations of Computex and Subsidiaries—Accounting Pronouncements Newly Adopted."

Industry Overview

        Computex participates in an ever-changing US IT market, which, according to Gartner, Inc.(2) is estimated to have generated sales of over $1.16 trillion in 2018 and is expected to grow by 3.2% in calendar year 2019 and at an annual rate of approximately 3.7% for 2018 through 2021.

        The following are key trends Computex believes are impacting the US IT market:

  •
  Increasing need for third-party services.  Computex believes that customers are relying on third-party service providers, such as Computex Technology Solutions, to manage significant aspects of their IT environment, from design, implementation, pre- and post-sales support, to maintenance, engineering, cloud management, security operations, and other services.

  •
  Reduction in the number of IT solutions providers.  Computex's view is that customers are seeking to reduce the number of solutions providers they do business with to improve supply chain and internal efficiencies, enhance accountability, improve supplier management practices, and reduce costs. As a result, customers are looking to find IT solutions providers that can provide a whole suite of solutions for their IT needs.

  •
  Lack of sufficient internal IT resources at mid-sized and large enterprises, and scarcity of IT personnel in certain high-demand disciplines. Computex believes that IT departments at mid-sized and large enterprises are facing pressure to deliver emerging technologies and business outcomes but lack the properly trained staff and the ability to hire personnel with high in-demand disciplines such as security and data analytics. At the same time the prevalence of security threats; increased use of cloud computing, software-defined networking, new architectures, and rapid software development frameworks; the proliferation of mobile devices

(2)
Gartner, "Gartner Market Databook, 1Q19 Update," Spending on IT by Technology Segment and Country, 2016-2022, April 10, 2019 (US).

    and bring-your-own-device (BYOD) policies; and complexity of multi-vendor solutions, have made it difficult for these departments to implement high-quality IT solutions.

  •
  Disruptive technologies are creating complexity and challenges for customers and vendors.  The rapid evolution of disruptive technologies, and the speed by which they impact an organization's technology platforms, has made it difficult for customers to effectively design, procure, implement and manage their own IT systems. Moreover, increased budget pressures, fewer internal resources, a fragmented vendor landscape and fast time-to-value expectations make it challenging for customers to design, implement and manage secure, efficient and cost-effective IT environments. Customers are increasingly turning to IT solution providers such as Computex Technology Solutions to implement complex IT offerings, including software defined infrastructure, cloud computing, converged and hyper-converged infrastructures, big data analytics, and flash storage.

  •
  Increasing sophistication and incidences of IT security breaches and cyber-attacks.  Over the last several years, cyber-attacks have become more sophisticated, numerous, and pervasive. Organizations are finding it increasingly difficult to effectively safeguard their confidential and personal information from a constant stream of advanced threats, both internal and external. Moreover, cyber-threats have shifted from uncoordinated individual efforts to highly coordinated and well-funded attacks by criminal organizations and nation-state actors. For most organizations, it is no longer a matter of if a cyber-attack will occur; the question is when and what impact it will have on the organization. Computex believes its customers are focused on all aspects of cyber security, including information and physical security, intellectual property, and compliance requirements related to industry and government regulations. To meet current and future security threats, enterprises must implement security controls and technology solutions that leverage integrated services and products to help monitor, mitigate, and remediate security threats and attacks.

  •
  Customer IT decision-making is shifting from IT departments to line-of- business personnel.  As IT consumption shifts from legacy, on-premise infrastructure to agile "on-demand" and "as-a-service" solutions, customer procurement decisions are shifting from traditional IT personnel to lines-of-business personnel, which is changing the customer engagement model and types of consultative services required to fulfill customer needs. In addition, many of the services create recurring revenue streams paid over time, rather than upfront revenue

  •
  Multi-Cloud Strategy.  Over the past several years, cloud architectures and cloud-enabled frameworks, whether public, private, or hybrid, have become the core foundation of modern IT. In order to take advantage of this trend, Computex focuses on assisting its customers in assessing, defining, deploying, and managing private and hybrid clouds that align with their business needs. This strategy leverages Computex's strength in deploying private clouds, while also incorporating elements of the public cloud. By assessing its client's applications, workloads, business requirements, etc., Computex deploys solutions that leverage the best available technology platforms and consumption models. For example, Computex may build a private cloud solution to host mission critical applications, while utilizing a public cloud solution for development, collaboration, or disaster recovery. Computex's cloud strategy is tightly aligned with all its key strategic initiatives, including security, and digital workspace.

Competitive Strengths

        Computex possesses certain attributes that differentiate it as a leading provider of IT solutions in the United States. Computex's key competitive strengths include:

Large Addressable Market with Substantial Growth Opportunities Driven by Increasing IT Complexity

        Computex participates in the large and growing IT market with a specific focus on the data center, network, cloud, security, virtualization, and emerging segments of the industry, facilitated by its professional and managed service solutions. Computex believes it is well-positioned in the complex high-growth IT solutions segment by offering services related to private, hybrid and public datacenter implementations, cybersecurity management, incident response and remediation, SD-Wan, IOT and complex network projects.

        Computex's products and services target large enterprise companies, the roughly 37,000 middle market companies with revenues between $100 million and $2 billion, the approximately 96,000 state and local governmental organizations, large school districts, and the approximately 3,800 higher educational institutions in the US. Based on Computex's experience, IT departments within these companies and organizations are unable to provide the ever-increasing range of services to their end users, leading to an increased dependence on third-parties who can provide complex, multi-vendor technology solutions, such as Computex.

        In the small to medium-sized business ("SMB") segment, Computex believes there is a large demand for its services. According to IDC(3), "spending by businesses with fewer than 1,000 employees on IT hardware, software, and services, including business services, is expected to reach $684 billion in 2021." Mid-market firms will account for the largest share of total SMB IT spending. Over two thirds of global SMB IT spending will be driven by firms with 100-999 employees through 2021. Within the mid-market segment, medium-sized businesses (100-499 employees) will spend $229 billion this year, while large businesses (500-999 employees) will spend $182 billion. With such demand in the SMB space, Computex believes it will be able to use its other competitive advantages to capture a significant portion of this new IT spend through its IT Sales and Managed Services.

Broad and Diverse Customer Base Across a Wide Range of End Markets

        Computex has a broad and diverse customer base of over 1,700 customers across a wide range of end-markets, including oil and gas, financial services, healthcare, education, state and local government, technology, retail, manufacturing and telecommunications. It is not reliant on any single customer in any given year and customarily its top customers change from year to year.

Business Model Serving Entire IT Lifecycle—Assessment, Design and Architecture solutions, Procurement, Implementation Solutions, Professional and Managed Services and Security

        Computex believes it is a trusted IT advisor to its clients by delivering differentiated products and services to enable its customers to meet increasingly complex IT requirements. Computex can provide complete, turn-key solutions aligned to the entire IT lifecycle starting with assessment of the IT problems, designing and creating architecture solutions, helping with procurement of the required IT solutions, assisting with implementation of such solutions and, providing on-going professional and managed services and cyber-security.

(3)
IDC: "Worldwide SMB IT Spending to Pass $600 Billion in 2018, Driven by Mid-Market Demand for Software and Services, According to IDC". https://www.idc.com/getdoc.jsp?containerId=prUS43565918.

Deep Expertise in Advanced Technology to Address Cloud, Security, Digital Infrastructure and other Emerging IT Trends

        Computex believes its customers choose Computex for their complex IT infrastructure needs based on its track record of delivering top-tier solutions, offering value-added services, and its close relationships with both established and emerging vendors. Computex focuses on obtaining and maintaining top-level engineering certifications for each of its strategic vendor's most advanced technologies. Computex possesses more than 500 certifications, which it leverages to help its customers achieve positive business outcomes. For example, Computex received its fourth Cisco Master Certification in July 2019. Computex is one of only 10 companies in the Americas, and one of only 16 companies worldwide, that hold these four certifications. This is one example of its high level of technical expertise and commitment to obtaining the industry's highest level of certifications possible.

Strategic Ability to Design and Integrate Cloud Solutions Across Multiple Vendors

        Computex believes its expertise in architecting data center and cloud environments allows it to provide differentiated offerings that help its customers transition significant portions of their business—and sometimes all of their critical business workloads—to the cloud. Combined with its strong foundations in networking and security, Computex is uniquely poised to help customers adopt a multi-cloud strategy that utilizes its cloud cost management framework to help overcome the inherent challenges. Computex also leverages its strategic partnerships with leading vendors such Cisco Systems, Nutanix, PureStorage, Amazon AWS, Dell EMC, Hewlett Packard Enterprise, Microsoft Azure, NetApp, Palo Alto Networks, and VMware in conjunction with its professional, managed, and lifecycle services to help its customers achieve their desired business outcomes.

Demonstrated Ability to Gain Compliance Certifications and Protect Customer Information

        Computex believes its ability to work within compliance frameworks and gain certifications—like SSAE 18—give it a competitive advantage. Computex believes its customers respect and trust its service offerings when they learn that Computex has completed a full SSAE 18 SOC 1 Type 1 audit. This certification means that Computex has documented its internal processes and procedures around securing customer information. Customers can be confident that their information is secure when they see Computex's SSAE 18 SOC 1 certification.

Computex's Personnel Provides Scalable IT Service Delivery

        Computex believes that its company has been properly constructed with the correct ratio of technical experts, sales experts, and operational experts. More than two-thirds of its current employees are technical experts in their requisite fields, allowing Computex to customize solutions for customers of all sizes. The engineering talent Computex possesses, coupled with the wide range of IT solutions that its talent covers, gives Computex a large competitive advantage around creating, implementing, and maintaining large-scale IT solutions. Its Managed Services department also relies on this pool of engineers to solve the toughest IT challenges for its customers.

        Computex has an advantage over other IT service providers because all Computex employees are full time employees and it does not rely on a pool of independent contractors or other outsourced IT talent. Computex calls this advantage in personnel "brainware" that differentiates it from other IT service providers. Computex has trademarked the phrase "HARDWARE.SOFTWARE.BRAINWARE," as a company slogan that explains to its customers how important Computex's employees are in everything it accomplishes. Computex's personnel focus on ensuring a human component in every IT project in which it is involved, which results in creating meaningful long-term customer relationships.

Growth Strategy

        Computex intends to execute a growth strategy that focuses on organic initiatives supplemented with acquisitions. These growth strategies include:

Organic Growth by Becoming Computex's Customers' Primary IT Solutions Provider

        Computex seeks to become the primary provider of IT solutions for each of its customers, regardless of whether those services are security, on-premise, cloud, or managed services-based. Computex strives to provide excellent customer service, pricing, availability, and advanced professional and managed services in an efficient manner. Computex's Managed Security Services offering further compliments its offerings and provides customers a comprehensive solution as business technology continues to expand into more complex service offerings. Computex's many experienced pre-sales engineers engage with customers about the most advanced technologies and use cases. Computex's account executives are trained on its broad solutions capabilities with access to numerous category-focused subject matter experts, which allows them to sell in a consultative business outcome-based manner that increases the likelihood of cross-selling Computex's solutions; its account executives are supported by experienced and professional inside sales representatives.

        Computex focuses on gaining top-level engineering certifications and professional services expertise in advanced technologies of strategic vendors. Computex goes through rigorous vendor audits and certification processes every year that validate its capabilities. This expertise helps its customers develop their cloud capabilities including private, public, and hybrid infrastructures. Computex believes its ability to deliver advanced professional services provides benefits in two ways. First, Computex gains recognition from its strategic vendor partners and becomes a preferred partner. This significantly increases direct and referral sales opportunities for its products and services and allows it to offer competitive pricing levels. Second, within its existing and potential customer base, its advanced professional services are a key differentiator against competitors who cannot provide products or advanced services for these key technologies or across multiple vendor product lines.

Investment in Scalable Managed Services

        Computex continues to invest in its highly profitable and scalable Managed Services. Through a prior acquisition, Computex was able to integrate several recurring revenue customers into its platform. Computex has since allocated more resources to these acquired customers where there are active engagements to grow these accounts and increase the per seat revenue. Computex also has invested in top tier security talent where it has acquired penetration testers, thereat hunters and SOC analysts to boost its managed security offering. Computex has invested into a Security Operations Center that complements its Network Operations Center. Computex is now providing its customers 24x7x365 Managed Security Services such as managed advanced endpoint security, managed SIEM, security awareness and training programs.

Build Computex's Geographic Footprint

        Computex intends to increase its direct sales and go-to-market capabilities. It actively seeks to acquire new account relationships through face-to-face field sales, electronic commerce, leveraging its partnerships with vendors, and targeted demand-generation activities to increase awareness of its solutions. Computex also seeks to expand its customer base and geographic reach and improve its technology and professional services delivery offerings.

Recruit, Retain, and Develop Employees

        Based on its prior experience, Computex believes it is well positioned to take advantage of hiring experienced account executives and engineers, make strategic acquisitions that expand its customer facing talent, expand its customer base and geographic reach, scale its existing operating structure, and enhance its product and service offerings. For the year ended December 31, 2018, Computex hired 23 sales people and engineers. Part of its future growth strategy is to hire purposefully and enhance its technical and skill base through strategic acquisitions.

Improve Operational Efficiencies

        Computex continues to invest in its internal technology infrastructure and software platforms to optimize its operations and engages in process re-engineering efforts to become more streamlined and cost effective. Recently Computex separated its Network Operations Center and Security Operations Center into two separate, air gapped operational teams. The primary benefit of this action was to better secure the information of its clients by preventing members of an operational team not working with the client from accessing such client's information.

Marketing and Sales

        Computex focuses its sales and marketing efforts on becoming the primary provider of IT solutions for each of its customers. Computex seeks to acquire new account relationships through face-to-face field sales, leveraging its partnerships with manufacturers and targeted direct marketing to increase awareness of its solutions. Computex targets large enterprise companies, the roughly 37,000 middle market companies with revenues between $100 million and $2 billion, the over 96,000 state and local governmental organizations, larger school districts, and the over 3,800 higher educational institutions in the US. Computex currently has over 1,700 customers.

        Computex's sales representatives are compensated by a combination of salary and commission, with commission becoming the primary component of compensation as the sales representatives gain experience.

        As of September 30, 2019, Computex's sales force consisted of 45 sales, marketing and sales support personnel.

Sales Backlog

        Computex relies on its vendors and distributors to fulfill a large majority of its shipments to its customers. As of September 30, 2019, Computex recorded customer commitments to purchase products or services that remain open until either executed or canceled ("open orders") of $4.0 million compared to September 30, 2018, when Computex had open orders of $6.9 million. Computex expects that most of open orders as of September 30, 2019, will be recognized within ninety days of that date.

Competition

        The market for IT solutions is highly competitive and fragmented, subject to macro-economic cycles and the entry of new competitors. Additionally, the consolidation of existing market participants can create significantly larger competitors and is also affected by disruptive technologies and other market activities of industry participants. Computex expects to continue to compete in all areas of its business against any vendors and service providers. Some of its competitors are direct marketers with little value add and sell products as commodities, which can place downward pressure on product pricing. In addition, many IT vendors may sell or lease equipment directly to Computex's customers, and Computex's continued ability to compete effectively may be affected by the policies of such vendors. Computex faces indirect competition from potential customers' internal development efforts and must overcome potential customers' reluctance to move away from legacy systems, processes, and solution providers. As IT consumption shifts from IT personnel and legacy infrastructure to line-of-business based outcomes using off-premise, on-demand, and cloud solutions, the legacy resale model is shifting from an upfront sale to a recurring revenue model.

        Some of Computex's competitors have greater financial, technical, marketing, and other resources than Computex does. In addition, some of these competitors may be able to respond more quickly to new or changing opportunities, technologies, and customer requirements. Many current and potential competitors also engage in more extensive promotional marketing and advertising activities, offer more attractive terms to customers, and adopt more aggressive pricing policies than Computex does.

Intellectual Property

        Computex does not maintain a traditional research and development group, but it does have trademarks, trade names, and registered domain names that it considers important and protects. Computex has trademarked or submitted trademark applications that are pending for "Computex", "Computex Technology Solutions" and "HARDWARE.SOFTWARE.BRAINWARE." Computex has also registered the trade name "Computex Technology Solutions" and has registered several domain names such as "computex-inc.com", "enetsolutions.net" and "computex.net".

PERSONNEL

        As of September 30, 2019, Computex employed 186 employees who operated through more than 10 offices, home offices, and customer sites. No employees are represented by a labor union, and Computex believes that it has good relations with its employees. The functional areas of its employees are as follows:

	September 30, 2019	September 30, 2018	Change
Sales and Marketing	45	47	–2
Technology	125	114	11
Administration	11	25	–14
Management	5	6	–1

	186	192	–6

Facilities

        Computex maintains several offices, all of which are leased. The office locations include:

  •
  Corporate headquarters in Houston, Texas with approximately 18,450 square feet;

  •
  North Texas/DFW headquarters in Westlake, Texas with approximately 2,525 square feet;

  •
  Security Operations Center and Network Operations Center in Houston, Texas with approximately 7,000 square feet;

  •
  Warehouse in Houston, Texas with approximately 15,000 square feet;

  •
  Additional warehouse in Houston, Texas with approximately 5,175 square feet; and

  •
  Sales and training offices in: (i) Lubbock, Texas; (ii) Odessa, Texas; (iii) St. Petersburg, Florida; and (iv) Minnetonka, Minnesota.

        Its current facilities meet its employee base and can accommodate its currently contemplated growth. Computex believes that it will be able to obtain suitable additional facilities on commercially reasonable terms to meet any future needs.

Litigation

        Computex is involved in certain legal proceedings and claims, which arise in the ordinary course of business. In its opinion, based on consultations with outside counsel, the results of any of these ordinary course matters, individually and in the aggregate, are not expected to have a material effect on Computex's results of operations, financial condition, or cash flow. As more information becomes available, if Computex should determine that an unfavorable outcome is probable on a claim and that the amount of probable loss that it will incur on the claim is reasonably estimable, it will record an accrued expense for the claim in question. If and when Computex records such accrual, it could be material and could adversely impact its results of operations, financial condition, and cash flows.

Governmental Regulations

        Computex's operations are subject to numerous US laws and regulations in a number of areas including, but not limited to, areas of labor and employment, immigration, advertising, e-commerce, tax, import and export requirements, data privacy requirements, anti-competition, and environmental, health, and safety. Computex has implemented policies and procedures designed to help comply with applicable laws and regulations. Computex strives to stay up to date on any new laws or regulations that appear that affect it or its customers in order to provide custom IT solutions that comply with such laws and regulations.

Executive Officers

        Set forth below is certain information regarding the current executive officers of Computex:

Name	Age	Position
Sam Haffar	56	Chief Executive Officer, President
Jesus Perez	38	Chief Financial Officer
Faisal Bhutto	38	EVP, Enterprise Networking, Cloud & Cybersecurity
Worth Davis	48	EVP & Chief Technology Officer

        Sam Haffar has served as Computex's Chief Executive Officer and President at different times over 30 years. Mr. Haffar, along with his brother founded, Computex, Inc. in 1987 and has helped grow Computex to be an industry leading solution provider that has been recognized by industry publications such as CRN. Mr. Haffar also serves on the Cisco and Hewlett Packard Enterprise advisory boards and provides strategic direction and feedback to some of the Company's OEM partners. Mr. Haffar is a graduate of the University of Houston and holds a Bachelor's degree in Computer Science.

        Jesus Perez has served as Computex's Chief Financial Officer since January 2019. Mr. Perez started at Computex as the Director of FP&A in October 2017 and soon became the Group Controller in June 2018 leading financial operations nationwide. Prior to joining Computex, Mr. Perez worked at Seadrill Limited for 8 years where he held increasing levels of responsibility within the Finance and Accounting organization, concluding at the International Controller of Western Hemisphere operations overseeing annual revenues of $2 billion. Mr. Perez is a graduate of the Red McCombs School of Business at the University of Texas, Austin and holds a Bachelor's degree in finance.

        Faisal Bhutto has served as Computex's Executive Vice President of Enterprise Networking, Cloud and Cybersecurity since March of 2014. Mr. Bhutto is an industry veteran with 20 plus years of information technology and cybersecurity experience. In addition, he holds the industry's most prestigious CCIE certification. He also serves on several technology boards including the Global Technology Advisory board for Cisco. Prior to joining Computex, Mr. Bhutto was the Chief Operating Officer at ENET Solutions, L.L.C. from 2002 to 2014 where he oversaw operations and strategy. Mr. Bhutto is a graduate of the University of Houston and holds a Bachelor's degree in Mathematics and a Master's degree in Business Administration.

        Worth Davis has served as Computex's Executive Vice President and Chief Technology Officer since 2012. Mr. Davis has more than 20 years of industry experience in senior management positions with several Global 500 companies. Prior to joining Computex, Mr. Davis was the Senior Director at ENGIE from 2003 to 2012 where he spearheaded several largescale data center and business transformation projects. Mr. Davis is a graduate of Baylor University's Hankamer School of Business and holds a Bachelor's degree in Management Information Systems.

EXECUTIVE COMPENSATION OF COMPUTEX

        The following sections provide compensation information pursuant to the scaled disclosures applicable to "emerging growth companies" under the Rules of the SEC.

Overview

        Computex's "Named Executive Officers" for the year ended December 31, 2019 and the year ended December 31, 2018 include Sam Haffar, Chief Executive Officer and President, Jesus Perez, Chief Financial Officer, Faisal Bhutto, Executive Vice President, Worth Davis, Executive Vice President and Chief Technology Officer, Frank Vitagliano, former Chief Executive Officer, and John Schilsky, former Chief Executive Officer and Chief Financial Officer.

        Computex's compensation policies and philosophies are designed to align compensation with business objectives, while also enabling Computex to attract, motivate and retain individuals who contribute to Computex's long-term success. Computex historically links annual performance bonuses to performance objectives.

        The compensation of Computex's Named Executive Officers has mainly consisted of salary and an annual discretionary performance bonuses.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)
Sam Haffar(1)	Fiscal 2019	600,000.00	0.00	0.00		600,000.00
Chief Executive Officer and	Fiscal 2018	600,000.00	0.00	0.00		600,000.00
President
Jesus Perez(2)	Fiscal 2019	375,000.00	56,250.00	1,000.00	(3)	432,250.00
Chief Financial Officer	Fiscal 2018	200,000.00	20,000.00	1,000.00	(3)	221,000.00
Faisal Bhutto	Fiscal 2019	415,000.00	62,250.00	1,000.00	(3)	478,250.00
Executive Vice President	Fiscal 2018	325,000.00	30,000.00	1,000.00	(3)	356,000.00
Worth Davis	Fiscal 2019	415,000.00	62,250.00	1,000.00	(3)	478,250.00
Chief Technology Officer	Fiscal 2018	375,000.00	35,000.00	1,000.00	(3)	411,000.00
Frank Vitagliano(4)	Fiscal 2019	0.00	0.00	0.00		0.00
Former Chief Executive Officer	Fiscal 2018	380,000.00	182,000.00	0.00		562,000.00
John Schilsky(5)	Fiscal 2019	0.00	0.00	0.00		0.00
Former Chief Executive Officer and	Fiscal 2018	380,000.00	0.00	8,700.00		388,700.00
Chief Financial Officer

(1)
Mr. Haffar rejoined Computex as CEO in October of 2018.

(2)
Mr. Perez joined the Company in October of 2017 as the Director of F&PA. He became Computex's Group Controller in June of 2018 and the CFO in January of 2019.

(3)
All other compensation consisted of reimbursement for cellular expenses.

(4)
Mr. Vitagliano was the CEO of Computex for fiscal year 2017 until April of 2018.

(5)
Mr. Schilsky was the CFO of Computex for fiscal year 2017 and became CEO in April of 2018 until October of 2018.

Salaries and Annual Incentive Bonuses

        Each of Computex's Named Executive Officers receives a base salary to compensate them for services rendered to Computex. The base salary is intended to provide a fixed component of compensation reflecting the executive's skill set, experience, position and responsibilities.

        Each of Computex's Named Executive Officers is also eligible to receive a discretionary annual cash bonus based on contributions made within their respective responsibilities, including revenue growth, human capital recruiting and retention, customer retention and overall company performance.

Retention Bonus Agreements

        Pursuant to retention bonus agreements conditioned upon the occurrence of the Merger, certain Named Executive Officers are also eligible to receive a retention bonus that is payable in two tranches: 50% of the retention bonus is paid on the Closing Date and 50% of the retention bonus is paid if the Named Executive Officer remains continuously employed with Merger Sub throughout the one-year period following the Closing Date or if the Named Executive Officer is involuntarily terminated without cause, voluntarily terminates for good reason, or dies while employed with Merger Sub before the one-year anniversary of the Closing Date. Jesus Perez's retention bonus is the greater of $250,000 or his base salary as of his termination date, Faisal Bhutto's retention bonus is the greater of $500,000 or his base salary as of his termination date, and Worth Davis's retention bonus is the greater of $500,000 or his base salary as of the day before his termination date.

Severance Benefits Agreements

        Pursuant to severance benefits agreements, certain Named Executive Officers are eligible to receive severance payments and benefits upon termination of employment from Merger Sub under certain circumstances. In addition to accrued but unpaid base salary, unpaid vacation, and reimbursement of business expenses, if the Named Executive Officer is terminated involuntarily without cause, voluntarily for good reason, or due to death or disability the Named Executive Officers will vest in all unvested equity awards and are eligible to receive reimbursements of premiums for COBRA continuation coverage for up to 12 months and an additional cash severance amount, 1/12 of which is payable in monthly installments over 12 months following the termination of employment. Jesus Perez's severance amount is $375,000, Faisal Bhutto's severance amount is $415,000, and Worth Davis's severance amount is $415,000.

Employment Agreements

Executive Employment Agreement—Faisal Bhutto

        eNetsolutions, L.L.C., a subsidiary of Stratos, entered into an executive employment agreement with Faisal Bhutto when he was hired as Vice President—Corporate Strategy. The employment agreement provides for an initial term of two years (which initial term ended on March 5, 2016), and automatically renews thereafter for successive one-year terms unless terminated by eNetsolutions, L.L.C. prior to the commencement of a renewal term. The employment agreement provides for an initial base salary of $250,000 per year, subject to annual discretionary increases. Mr. Bhutto is also eligible to participate in any employee benefit plans as may be adopted by Computex from time to time. eNetsolutions, L.L.C. will reimburse Mr. Bhutto for all reasonable and necessary expenses incurred by him in the performance of his duties of employment, subject to eNetsolutions, L.L.C.'s normal reimbursement policies.

        If Mr. Bhutto's employment is terminated for any reason, he is entitled to receive any accrued benefits, including any earned but unpaid portion of his base salary and the reimbursement of any expenses incurred but not yet reimbursed, through the date of his termination, subject to withholding and other appropriate deductions. If Mr. Bhutto's employment is terminated for any reason other than for cause (as defined in his employment agreement), he is also entitled to receive any discretionary bonus payment awarded to him but not yet paid prior to the date of his termination. The employment agreement provides that if Mr. Bhutto resigns for good reason or is terminated without cause (in each case as defined in his employment agreement) prior to the end of the initial employment term or any renewal term, then in addition to the accrued benefits and provided he enters into a general release of claims, Computex will pay him severance equal to the shorter of (a) nine months of his base salary or (b) his base salary for a period of time equal to the then-remaining duration of the applicable initial employment term or renewal term, subject to withholding and other appropriate deductions.

        Mr. Bhutto's employment agreement also provides that he shall not divulge confidential information, shall not disparage Computex, and during the term of his employment shall promptly disclose and automatically assign all work product (as defined in his employment agreement) to Computex. Mr. Bhutto's employment agreement further provides that, during the term of his employment and for twelve months thereafter, Mr. Bhutto will not compete with Computex, and during the term of his employment and for twenty-four months thereafter, he will not solicit Computex's customers or employees.

        On October 22, 2019, Mr. Bhutto's executive employment agreement was amended to remove Mr. Bhutto's right to receive the severance payments described above. This amendment will only take effect on the Closing Date. In consideration for the amendment, Mr. Bhutto entered into that severance benefits agreement described under the heading "Severance Benefits Agreements" above.

Outstanding Equity Awards at Fiscal Year End

        The parent of Computex, Holdings, has issued Class A and B incentive common units of ownership of Holdings to the certain Named Executive Officers of Holdings on July 31, 2018 and May 27, 2016. The incentive common units granted consist of time-based units and performance-based units. Time-based units vest based on a three-year vesting period with accelerated vesting upon the sale of Computex, and performance-based units that vest upon the sale of Computex, in each case, subject to the Named Executive Officer's continued service with Computex. Computex performed an analysis and determined the units had a fair value that was immaterial at each respective date of grant and, accordingly, has not recorded any compensation expense.

        On May 27, 2016: (i) Sam Haffar was issued 572,310 Class A time-based units and 286,155 Class A performance-based units; (ii) Worth Davis was issued 272,267 Class A performance-based units; and (iii) Faisal Bhutto was issued 172,267 Class A performance-based units.

        On July 31, 2018: (i) Worth Davis was issued 110,000 Class B time-based units and 110,000 Class B performance-based units and (ii) Faisal Bhutto was issued 117,500 Class B time-based units and 117,500 Class B performance-based units.

        As a result of the Business Combination, all of the unvested time-based units and all of the performance-based units held by the current Named Executive Officers will automatically vest, subject to their continued service with Computex. The Named Executive Officers are expected to receive either no or de minimis compensation in relation to their Class A or B incentive common units.

Retirement Benefits

        Computex maintains a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Internal Revenue Code, commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan is available on the same basis to all employees, including Named Executive Officers. Each participant in the 401(k) plan can elect to defer from 0% to 100% of compensation, subject to limitations under the Internal Revenue Code and Employee Retirement Income Security Act.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF COMPUTEX AND SUBSIDIARIES

        You should read the following description of Computex's results of operations and financial condition in conjunction with the section above titled "Risk Factors" and its consolidated audited financial statements presented in this filing.

Overview

        Computex is a leading multi-brand technology solutions provider to large global customers. Computex provides comprehensive and integrated solutions for its customers' technology needs through its extensive hardware, software and value-added service offerings.

        Computex's breadth of offerings allows its customers to streamline their procurement processes by partnering with Computex as a complete technology solutions provider. Computex assesses its customers' technology needs and designs a best-fit solution. Computex then works with industry leading vendors to procure the right products for its customers and provide timely delivery to fit their global requirements.

        Computex's hardware offerings include products from leading manufacturers across multiple categories such as network communications, data storage, desktops and servers, among others. Computex's software offerings include licensing, licensing management and software solutions and services that help its customers optimize their software investments. Computex offers a full suite of value-added services, which typically are delivered as part of a technology solution, to help its customers meet their specific needs. Computex's solutions range from configuration services for computer devices to fully integrated solutions such as virtualization, collaboration, security, mobility, data center optimization and cloud computing. Computex also offers complementary services including installations, sales of warranties and managed services such as remote network and data center monitoring. Computex believes both software and service offerings will be important growth areas for Computex in the future.

        Computex's services include managed IT services, virtualization, storage, networking and data center services. As part of these services Computex offers customized solutions for business continuity, back-up and recovery, capacity on-demand, regulatory compliance and data center best practice methodologies as well as infrastructure as a service ("IaaS") and software as a service ("SaaS"). Computex's customers utilize its solutions to optimize their current and planned investments in IT infrastructure and data centers. Computex believes the breadth of its service offering and its consultative approach to working with clients distinguishes Computex from other providers.

        Computex's business is well-diversified across verticals, technology solution offerings and partners from whom Computex procures products and software for resale. Computex's sales teams consist of seasoned account executives and regionally focused sales support teams who work within assigned territories and focus on providing customized solutions to Computex's customers. Computex's sales teams are supported by industry leading technologists who design end to end solutions and take projects from design to implementation and management. Computex boasts an extensive network of OEMs and distributors which allows it to direct sell a diverse selection of products and software to its ever-growing customer base as packaged software or licensed products and services.

        Computex has developed an infrastructure that enables it to deliver its IT solutions and services agnostic as to technology platform and location through a flexible, customer-focused delivery model which spans three datacenter environments: customer-owned, co-location, and the cloud. By optimizing its customer's use of secure, energy efficient and reliable data centers combined with a comprehensive suite of related IT infrastructure services, Computex is able to offer its customers highly customized solutions to address their critical needs of data center availability, data management, data security, business continuity disaster recovery and data center consolidation, as well as a variety of other related managed services.

        Following the closing of the Business Combination, Computex will prepare its financial statements in accordance with ASC 606. As of the date of this proxy statement, Computex has not yet finalized the adoption and implementation of ASC 606 for the year ended December 31, 2019. Accordingly, any quantitative analysis of the impact of the adoption of ASC 606 described herein is preliminary and may differ materially from the final quantitative impact that will be disclosed in the audited financial statements of Computex for the year ended December 31, 2019. Additionally, the adoption and implementation of ASC 606 for the year ended December 31, 2019 may have a material impact on Computex's future financial results. For additional information, see "—Accounting Pronouncements Newly Adopted."

Key Trends Affecting Computex's Results of Operations

        The following are key trends Computex believes are impacting its results of operations:

  •
  Increasing need for third-party services.  Computex believes that customers are relying on third-party service providers, such as Computex Technology Solutions, to manage significant aspects of their IT environment, from design, implementation, pre- and post-sales support, to maintenance, engineering, cloud management, security operations, and other services.

  •
  Reduction in the number of IT solutions providers.  Computex's view is that customers are seeking to reduce the number of solutions providers they do business with to improve supply chain and internal efficiencies, enhance accountability, improve supplier management practices, and reduce costs. As a result, customers are looking to find IT solutions providers that can provide a whole suite of solutions for their IT needs.

  •
  Lack of sufficient internal IT resources at mid-sized and large enterprises, and scarcity of IT personnel in certain high-demand disciplines.  Computex believes that IT departments at mid-sized and large enterprises are facing pressure to deliver emerging technologies and business outcomes but lack the properly trained staff and the ability to hire personnel with high in-demand disciplines such as security and data analytics. At the same time the prevalence of security threats; increased use of cloud computing, software-defined networking, new architectures, and rapid software development frameworks; the proliferation of mobile devices and bring-your-own-device (BYOD) policies; and complexity of multi-vendor solutions, have made it difficult for these departments to implement high-quality IT solutions.

  •
  Disruptive technologies are creating complexity and challenges for customers and vendors.  The rapid evolution of disruptive technologies, and the speed by which they impact an organization's technology platforms, has made it difficult for customers to effectively design, procure, implement and manage their own IT systems. Moreover, increased budget pressures, fewer internal resources, a fragmented vendor landscape and fast time-to-value expectations make it challenging for customers to design, implement and manage secure, efficient and cost-effective IT environments. Customers are increasingly turning to IT solution providers such as Computex Technology Solutions to implement complex IT offerings, including software defined infrastructure, cloud computing, converged and hyper-converged infrastructures, big data analytics, and flash storage.

  •
  Increasing sophistication and incidences of IT security breaches and cyber-attacks.  Over the last several years, cyber-attacks have become more sophisticated, numerous, and pervasive. Organizations are finding it increasingly difficult to effectively safeguard their confidential and personal information from a constant stream of advanced threats, both internal and external. Moreover, cyber-threats have shifted from uncoordinated individual efforts to highly coordinated and well-funded attacks by criminal organizations and nation-state actors. For most organizations, it is no longer a matter of if a cyber-attack will occur; the question is when and what impact it will have on the organization. Computex believes its customers are focused on all aspects of cyber security, including information and physical security, intellectual property, and compliance requirements related to industry and government regulations. To meet current and future security threats, enterprises must implement security controls and technology solutions that leverage integrated services and products to help monitor, mitigate, and remediate security threats and attacks.

  •
  Customer IT decision-making is shifting from IT departments to line-of- business personnel.  As IT consumption shifts from legacy, on-premise infrastructure to agile "on-demand" and "as-a-service" solutions, customer procurement decisions are shifting from traditional IT personnel to lines-of-business personnel, which is changing the customer engagement model and types of consultative services required to fulfill customer needs. In addition, many of the services create recurring revenue streams paid over time, rather than upfront revenue.

  •
  Multi-Cloud Strategy.  Over the past several years, cloud architectures and cloud-enabled frameworks, whether public, private, or hybrid, have become the core foundation of modern IT. In order to take advantage of this trend, Computex focuses on assisting its customers in assessing, defining, deploying, and managing private and hybrid clouds that align with their business needs. This strategy leverages Computex's strength in deploying private clouds, while also incorporating elements of the public cloud. By assessing its client's applications, workloads, business requirements, etc., Computex deploys solutions that leverage the best available technology platforms and consumption models. For example, Computex may build a private cloud solution to host mission critical applications, while utilizing a public cloud solution for development, collaboration, or disaster recovery. Computex's cloud strategy is tightly aligned with all its key strategic initiatives, including security, and digital workspace.

Results of Operations

        The following tables set forth a summary of Computex's consolidated results of operations for the periods presented. This information should be read together with Computex's consolidated financial statements and related notes included elsewhere in this proxy statement. The operating results in any period are not necessarily indicative of the results that may be expected for any future period.

	Year Ended December 31,			Nine months ended September 30,
	2018	2017	2016	2019	2018
	(in thousands, except per share data)
Sales:
Hardware sales	$129,749	$113,397	$120,543	$71,985	$78,012
Professional and managed services	25,097	21,399	16,550	20,569	17,463

Total sales	154,846	134,796	137,093	92,554	95,475

Cost of sales:
Cost of hardware sales	108,226	96,310	101,651	61,533	64,868
Cost of professional and managed services	16,702	10,087	9,534	12,503	11,540

Total cost of sales	124,928	106,397	111,185	74,036	76,408

Gross profit	29,918	28,399	25,908	18,518	19,067

Selling, general and administrative expenses:
Selling and marketing expense	13,661	13,245	11,444	8,020	9,353
Facilities expense	1,742	1,757	1,697	1,464	1,271
General and administrative expense	10,848	10,150	12,059	4,911	7,198
Other operating expenses	4,190	2,393	689	5,437	3,354

Total operating expenses	30,441	27,545	25,889	19,832	21,176

(Loss) Income from operations	(523)	854	19	(1,314)	(2,109)
Other (expenses) income
Interest expense	1,303	1,271	1,166	(979)	(907)
Other income	—	—	—	147	56

Total other expenses	1,303	1,271	1,166	(832)	(851)

Loss before income taxes	(1,826)	(417)	(1,147)	(2,146)	(2,960)
Benefit from (provision for) income taxes	(96)	(885)	176	(5)	(61)

NET LOSS	$(1,922)	$(1,302)	$(971)	$(2,151)	$(3,021)

Year Ended December 31, 2018 Compared to Year Ended December 31, 2017

Sales:

        Total sales increased from $134.8 million during the year ended December 31, 2017 to $154.9 million during the year ended December 31, 2018. Hardware sales increased from $113.4 million during the year ended December 31, 2017 to $129.7 million during the year ended December 31, 2018 due to the continued growth in Computex's IT hardware sales business primarily driven by continued diversification into verticals such as Financial Services, Healthcare, and Oil and Gas. Professional and managed services revenues increased from $21.4 million during the year ended December 31, 2017 to $25.1 million during the year ended December 31, 2018. The increase was primarily due to the acquisition of certain assets of Synetra, Inc. ("Synetra") in August 2018. Professional and managed services mainly consist of Computex managed services, professional services focused on cloud infrastructure and storage, security solutions, and project management services.

Cost of Sales:

        Cost of sales increased from $106.4 million during the year ended December 31, 2017 to $124.9 million during the year ended December 31, 2018. Cost of sales related to Computex's hardware sales was $96.3 million during the year ended December 31, 2017, compared to $108.2 million during the year ended December 31, 2018, in line with Computex's IT hardware sales which was primarily driven by growth in the Financials Services and Healthcare industries. Cost of sales related to professional and managed services business increased from $10.1 million during the year ended December 31, 2017 to $16.7 million during the year ended December 31, 2018, primarily due to the Synetra transaction.

Gross Profit:

        Gross profit increased from $28.4 million during the year ended December 31, 2017 to $29.9 million during the year ended December 31, 2018. The increase was due primarily to the increase in gross profit attributable to Computex's hardware sales business, which grew from $17.1 million during the year ended December 31, 2017 to $21.5 million in during the year ended December 31, 2018.

Selling, General and Administrative Expenses:

        Total selling, general and administrative expenses increased from $27.5 million during the year ended December 31, 2017 to $30.4 million during the year ended December 31, 2018. Selling and marketing expense slightly increased from $13.2 million during the year ended December 31, 2017 to $13.7 million during the year ended December 31, 2018. The slight increase was primarily due to the continued expansion in Computex's marketing activities and the expansion of Computex's sales network. Facilities expense remained constant at $1.8 million during the years ended December 31, 2017 and December 31, 2018. General and administrative expenses increased from $10.2 million during the year ended December 31, 2017 to $10.8 million during the year ended December 31, 2018, primarily due to increased salaries and wages due to the increase in the number of employees in 2018 as compared to 2017 and corporate restructuring costs incurred in 2018. Other operating expenses increased from $2.4 million during the year ended December 31, 2017 to $4.2 million during the year ended December 31, 2018, due to increased headcount related to the Synetra transaction.

Interest Expenses:

        Interest expense remained stable at $1.3 million during the years ended December 31, 2017 and 2018. This primarily reflects interest arising from outstanding balance from Computex's line of credit and Computex's term notes payable.

Income Tax Expense:

        Provision for income tax decreased from $0.9 million provision in during the year ended December 31, 2017 to $0.1 million provision during the year ended December 31, 2018. The decrease is mainly attributable to the change in the federal statutory rate from 34% to 21%, resulting from legislation that was enacted on December 22, 2017.

Net Loss:

        As a result of the foregoing, net loss increased from $1.3 million during the year ended December 31, 2017 to $1.9 million during the year ended December 31, 2018.

Year Ended December 31, 2017 Compared to Year Ended December 31, 2016

Sales:

        Total sales slightly decreased from $137.1 million during the year ended December 31, 2016 to $134.8 million during the year ended December 31, 2017. Hardware sales decreased from $120.5 million during the year ended December 31, 2016 to $113.4 million during the year ended December 31, 2017. The decrease was primarily due to customer attrition. Professional and managed services revenues increased from $16.6 million during the year ended December 31, 2016 to $21.4 million during the year ended December 31, 2017. The increase was primarily due to multiple long-term managed service contracts signed valued at $3.5 million annually.

Cost of Sales:

        Cost of sales decreased slightly from $111.2 million during the year ended December 31, 2016 to $106.4 million during the year ended December 31, 2017. Cost of hardware sales related to Computex's hardware sales decreased from $101.7 million during the year ended December 31, 2016 to $96.3 million in during the year ended December 31, 2017, in line with the overall decrease Computex's hardware sales. Cost of sales related to Computex's professional and managed services increased from $9.5 million during the year ended December 31, 2016 to $10.1 million during the year ended December 31, 2017 due to the increased costs of managing various long-term managed service contracts signed in 2017.

Gross Profit:

        Computex's gross profit increased from $25.9 million during the year ended December 31, 2016 to $28.4 million during the year ended December 31, 2017, substantially all of which corresponded to the gross profit attributable to Computex's professional and managed services, which grew from $7.0 million during the year ended December 31, 2016 to $11.3 million during the year ended December 31, 2017. This increase in gross profit was partially offset by a decrease in gross profit from Computex's hardware sales, which decreased from $18.9 million during the year ended December 31, 2016 to $17.1 million during the year ended December 31, 2017.

Selling, General and Administrative Expenses:

        Total selling, general and administrative expenses increased from $25.9 million during the year ended December 31, 2016 to $27.6 million during the year ended December 31, 2017. Selling and marketing expenses increased from $11.4 million during the year ended December 31, 2016 to $13.2 million during the year ended December 31, 2017. The increase was primarily due to the continued expansion in Computex's marketing activities and the expansion of Computex's sales network which resulted in higher payroll costs and commissions during 2017 as compared to 2016. Computex's facilities expense, which primarily relates to building lease expenses and repair and maintenance expenses, remained constant at $1.8 million and $1.7 million during the years ended December 31, 2017 and 2016, respectively. General and administrative expenses decreased from $12.1 million during the year ended December 31, 2016 to $10.4 million during the year ended December 31, 2017, primarily due to a reclassification of employees to Other Operations Support, which resulted in an offsetting increase to Other Operating Expenses from $0.7 million during the year ended December 31, 2016 to $2.4 million during the year ended December 31, 2017.

Interest Expenses:

        Interest expense slightly increased from $1.2 million during the year ended December 31, 2016 to $1.3 million during the year ended December 31, 2017. This primarily reflects interest arising from Computex's outstanding balance from its line of credit and its term notes payable.

Income Tax Expense:

        Benefit from (provision for) income tax decreased from $0.2 million benefit during the year ended December 31, 2016 to ($0.9) million provision during the year ended December 31, 2017.

Net loss.

        As a result of the foregoing, net loss increased from $1.0 million during the year ended December 31, 2016 to $1.3 million during the year ended December 31, 2017.

Nine Months Ended September 30, 2019 Compared to Nine Months Ended September 30, 2018

Sales:

        Computex's total sales slightly decreased from $95.5 million during the nine months ended September 30, 2018 to $92.6 million in the same period of 2019. Hardware sales decreased from $78.0 million during the nine months ended September 30, 2018 to $72.0 million during the same period of 2019 primarily due to softening sales into the Communication and Food Service sector and the departure of key sales personnel, partially offset by the contribution of Synetra related sales. Professional and managed services revenues increased from $17.4 million during the nine months ended September 30, 2018 to $20.5 million during the nine months ended September 30, 2019. The increase was primarily due to the Synetra transaction in August 2018. Professional and managed services mainly consist of Computex managed services, professional services focused on cloud infrastructure and storage, security solutions, and project management services.

        In the first quarter of fiscal year 2019, several sales representatives and managers voluntarily resigned their employment with Computex. These sales representatives and managers were the relationship managers to a number of Computex's customers. The loss of these customers could materially adversely affect the net sales of Computex for fiscal year 2019 and subsequent periods if such lost sales are not offset by Computex hiring additional sales representatives and acquiring new customers.

Cost of Sales:

        Cost of sales slightly decreased from $76.4 million during the nine months ended September 30, 2018 to $74.0 million in the same period of 2019. Cost of hardware sales decreased from $64.9 million during the nine months ended September 30, 2018 to $61.5 million during the nine months ended September 30, 2019. The decrease was primarily due to the decrease in IT Hardware sales. Cost of revenues related to Computex's professional and managed services increased from $11.5 million during the nine months ended September 30, 2018 to $12.5 million during the nine months ended September 30, 2019, which was primarily driven by an increase in professional and managed services direct labor.

Gross Profit:

        Gross profit decreased from $19.1 million during the nine months ended September 30, 2018 to $18.5 million during the nine months ended September 30, 2019. The decrease was due to the decrease in the gross profit attributable to Computex's hardware sales business, which declined from $13.1 million during the nine months ended September 30, 2018 to $10.5 million during the nine months ended September 30, 2019, and partially offset by the increase in gross profit attributable to professional and managed services, which grew from $5.9 million during the nine months ended September 30, 2018 to $8.1 million during the nine months ended September 30, 2019.

Selling, General and Administrative Expenses:

        Selling, general and administrative expenses decreased slightly from $21.1 million during the nine months ended September 30, 2018 to $19.8 million during the nine months ended September 30, 2019. Selling and marketing expenses decreased from $9.4 million during the nine months ended September 30, 2018 to $8.1 million during the nine months ended September 30, 2019. The decrease was primarily due to the decrease in compensation from departed sales personnel and decrease in marketing, travel and other related costs in 2019 as compared to the 2018 period. Facilities expense slightly increased from $1.3 million during the nine months ended September 30, 2018 to $1.5 million during the same period in 2019, due to office locations acquired via the Synetra transaction. General and administrative expenses decreased from $7.2 million during the nine months ended September 30, 2018 to $4.9 million during the same period in 2019, due to non-recurring restructuring expenses incurred in 2018 of $1.0 million, reclassification of personnel expenses to Other Operating Expenses of $0.6 million and reduced Depreciation and Amortization expenses of $0.2 million. Other operating expenses increased from $3.4 million during the nine months ended September 30, 2018 to $5.4 million during the nine months ended September 30, 2019. The increase was primarily due to the reclassification of personnel related costs.

Other Expenses:

        Interest expense.    Interest expense increased slightly from $0.9 million during the nine months ended September 30, 2018 to $1.0 million during the nine months ended September 30, 2019. This primarily reflects interest arising from outstanding balance from Computex's line of credit and its term notes payable.

        Other expense/income.    Other income was $0.06 million during the nine months ended September 30, 2018, as compared to other income of $0.2 million during the nine months ended September 30, 2019.

Income Tax Expense:

        Provision for income tax was $0.06 million during the nine months ended September 30, 2018 and $0.005 million during the nine months ended September 30, 2019.

Net Loss:

        As a result of the foregoing, net loss decreased from $3.0 million during the nine months ended September 30, 2018 to $2.1 million during the nine months ended September 30, 2019.

Liquidity and Capital Resources

Cash Flows and Working Capital

        Computex's primary sources of liquidity have been funding from the issuance of term loans and availability of lines of credit, which have historically been sufficient to meet Computex's working capital and substantially all of its capital expenditure requirements.

        Computex has also entered into term loans with commercial banks and other parties from time to time. As of September 30, 2019, and December 31, 2018, Computex had outstanding loans in the amount of $8.8 million and $10.7 million, respectively, under term loan agreements with Comerica Bank.

        Computex believes that its anticipated cash flows from operating activities and/or financial support from commercial banks will be sufficient to meet its anticipated working capital requirements and capital expenditures in the ordinary course of business for the next 12 months. Computex may, however, need additional cash resources in the future if it experiences changes in business conditions or other developments, or if it finds and wishes to pursue opportunities for investment, acquisition, capital expenditure or similar actions. If Computex determines that its cash requirements exceed the amount of cash and cash equivalents it has on hand at the time, it may seek to issue equity or debt securities or obtain additional credit facilities, subject to existing obligations. The incurrence of indebtedness would result in increased fixed obligations and could result in operating covenants that would restrict Computex's operations. There can be no assurance that financing will be available in amounts or on terms acceptable to Computex, if at all.

        Net cash provided by operating activities was $3.7 million during the year ended December 31, 2016, compared to $14.5 million during the year ended December 31, 2017 and $3.6 million during the year ended December 31, 2018. Net cash provided by operating activities was $2.4 million during the nine months ended September 30, 2019, compared with net cash used in operating activities of $3.9 million during the nine months ended September 30, 2018.

        As of December 31, 2018, Computex had cash and cash equivalents of approximately $0.3 million, compared to cash and cash equivalents of approximately $0.7 million as of December 31, 2017 and cash and cash equivalents of approximately $0.07 million as of December 31, 2016.

        The following table sets forth a summary of Computex's cash flows for the periods presented:

	Year Ended December 31,			Nine Months Ended September 30,
	2018	2017	2016	2019	2018
	$	$	$	$	$
	(in thousands)
Summary Consolidated Cash Flow Data:
Net cash provided by (used in) operating activities	$3,555	$14,540	$3,679	$2,354	$(3,898)
Net cash used in investing activities	(334)	(10,057)	(893)	(518)	(58)
Net cash (used in) provided by financing activities	(3,638)	(3,877)	(2,848)	(1,553)	3,381
Cash and cash equivalents and restricted cash at beginning of period	677	71	133	260	677
Cash and cash equivalents and restricted cash at end of period	260	677	71	543	102

Operating Activities

        Net cash provided by operating activities was $3.6 million in 2018 compared to $14.5 million in 2017 and $3.7 million in 2016.

        Net cash provided by operating activities was $3.6 million in 2018. The principal items accounting for the difference between Computex's net loss and net cash used in operating activities in 2018 were an increase in accounts payable of $19.3 million, depreciation of $4.1 million, and amortization of goodwill and other intangible assets of $0.9 million. These items were partially offset by an increase in accounts receivables of $16.5 million and a decrease in unearned revenues of $3.2 million.

        Net cash provided by operating activities amounted to $14.5 million in 2017. The principal items accounting for the difference between Computex's net loss and its net cash provided by operating activities in 2017 were an increase in unearned revenue of $7.8 million, depreciation of $3.9 million, amortization of goodwill and other intangible assets of $1.8 million and decrease in accounts receivables of $2.3 million.

        Net cash provided by operating activities amounted to $3.7 million in 2016. The principal items accounting for the difference between Computex's net loss and its net cash provided by operating activities in 2016 were a decrease in accounts receivables of $6.1 million, depreciation of $2.3 million, and amortization of goodwill and other intangible assets of $2.2 million. These items were partially offset by a decrease in accounts payable of $4.7 million and income taxes payable of $1.3 million.

        Net cash provided by operating activities was $2.4 million during the nine months ended September 30, 2019, compared with net cash used in operating activities of $3.9 million in the same period of 2018.

        Net cash provided by operating activities amounted to $2.4 million during the nine months ended September 30, 2019. The principal items accounting for the difference between Computex's net loss and its net cash provided by operating activities in the nine months ended September 30, 2019 was a decrease in accounts receivable of $23.8 million, partially offset by a decrease in accounts payable of $18.9 million, unearned revenue of $2.0 million, and accrued expenses of $2.0 million.

        Net cash used in operating activities amounted to $3.9 million during the nine months ended September 30, 2018. The principal items accounting for the difference between Computex's net loss and its net cash provided by operating activities in the nine months ended September 30, 2018 were a decrease in accounts receivable of $6.4 million and depreciation of $3.0 million. These items were partially offset by a decrease in accounts payable of $5.1 million, unearned revenue of $3.8 million, and accrued expenses of $0.9 million.

Investing Activities

        Net cash used in investing activities was $0.3 million in 2018, $10.1 million in 2017, and $0.9 million in 2016.

        Net cash used in investing activities was $0.3 million in 2018, which was attributable to the acquisition of property and equipment of $0.9 million, partially offset by $0.5 million of cash received arising from the Synetra transaction.

        Net cash used in investing activities was $10.1 million in 2017, which was due to the acquisition of property and equipment of $10.1 million, mostly related to the acquisition of Managed Service assets.

        Net cash used in investing activities was $0.9 million in 2016, which was all attributable to acquisition of property and equipment of $0.9 million.

        Net cash used in investing activities was $0.5 million in the nine months ended September 30, 2019, compared to $.06 million in the same period in 2018, which was mostly attributable to the acquisition of computer equipment.

        Net cash used in investing activities was $0.1 million during the nine months ended September 30, 2018, which was mainly attributable to the acquisition of computer equipment.

Financing Activities

        Net cash used in financing activities was $3.6 million in 2018, $3.9 million in 2017, and $2.8 million 2016.

        Net cash used in financing activities was $3.6 million in 2018, which was due to payments on notes payable of $1.7 million, a net decrease in Computex's line of credit of $1.4 million, and payments on capital lease obligations of $0.5 million.

        Net cash used in financing activities was $3.9 million in 2017, which was primarily attributable to payments on notes payable of $11.9 million, a net decrease in Computex's line of credit of $1.1 million and payments on capital lease obligations of $0.5 million, partially offset by proceeds from Computex's notes payable of $10.0 million.

        Net cash used in financing activities was $2.8 million in 2016, which was primarily attributable to payments on notes payable of $1.9 million, checks in excess of cash of $1.4 million and payments on capital lease obligations of $0.4 million, partially offset by a net increase in Computex's line of credit of $0.9 million.

        Net cash used in financing activities was $1.5 million during the nine months ended September 30, 2019 compared with net cash provided by financing activities of $3.4 million during the same period in 2018.

        Net cash used in financing activities was $1.5 million during the nine months ended September 30, 2019, which was primarily attributable to payments on notes payable of $1.9 million.

        Net cash provided by financing activities was $3.4 million during the nine months ended September 30, 2018, which was primarily attributable to a net increase in Computex's line of credit of $4.9 million, partially offset by payments on notes payable of $1.0 million and capital leases of $0.4 million.

Capital Expenditures

        Computex made capital expenditures of $0.9 million, $10.1 million and $0.9 million during the year ended December 31, 2018, 2017 and 2016 and $0.5 million and $0.6 million during the nine months ended September 30, 2019 and 2018, respectively. In these periods, Computex's capital expenditures were mainly used to purchase servers, computers and other equipment for its business. Computex will continue to make capital expenditures to meet the expected growth of its business and expect to continue to incur capital expenditures in 2019 for equipment used in its after-sales service centers.

Commitments

        The following table sets forth Computex's contractual obligations as of December 31, 2018:

	Payment due by period
	Total	Less than 1 Year	2018 2 - 3 Years	2017 4 - 5 Years	More Than 5 Years
Loan obligations(1)	$10,693	$2,602	$3,805	$4,286	$—
Operating lease commitments	2,525	1,148	1,073	304	—

Total	$13,218	$3,750	$4,878	$4,590	$—

(1)
Loan obligations include Computex's obligations under both its long-term and short-term debt agreements.

Off-Balance Sheet Arrangements

        Computex has no off-balance sheet arrangements including arrangements that would affect liquidity, capital resources, market risk support and credit risk support or other benefits.

Quantitative and Qualitative Disclosures about Market Risk

Foreign Exchange Risk

        Computex's conducts business primarily within the United States market and as such does not have a material exposure to currency fluctuations.

Interest Rate Risk

        Computex has not been exposed to material risks due to changes in market interest rates, and it has not used any derivative financial instruments to manage Computex's interest risk exposure. However, Computex cannot provide assurance that it will not be exposed to material risks due to changes in market interest rate in the future.

        Investments in both fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall.

Internal Control Over Financial Reporting

        As a company with less than $1.07 billion in revenue for its last fiscal year, Computex will qualify as an "emerging growth company" pursuant to the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other requirements that are otherwise applicable generally to public companies. These provisions include exemption from the auditor attestation requirement under Section 404 of the Sarbanes-Oxley Act, in the assessment of the emerging growth company's internal control over financial reporting. The JOBS Act also provides that an emerging growth company does not need to comply with any new or revised financial accounting standards until such date that a private company is otherwise required to comply with such new or revised accounting standards. Computex has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Critical Accounting Policies, Judgments and Estimates

        Computex prepares its financial statements in accordance with U.S. GAAP, which requires its management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Computex continually evaluates these judgments and estimates based on its own historical experience, knowledge and assessment of current business and other conditions, its expectations regarding the future based on available information and assumptions that it believes to be reasonable, which together form its basis for making judgments about matters that are not readily apparent from other sources. Since the use of estimates is an integral component of the financial reporting process, Computex's actual results could differ from those estimates. Some of Computex's accounting policies require a higher degree of judgment than others in their application.

        The selection of critical accounting policies, the judgments and other uncertainties affecting application of those policies and the sensitivity of reported results to changes in conditions and assumptions are factors that should be considered when reviewing Computex's financial statements. Computex believes the following accounting policies involve the most significant judgments and estimates used in the preparation of its financial statements. You should read the following description of critical accounting policies, judgments and estimates in conjunction with Computex's consolidated financial statements and other disclosures included in this proxy statement.

Revenue Recognition

        Products, installation and maintenance services are typically sold as a bundled arrangement containing multiple deliverables of new and/or refurbished hardware, software and professional services associated with installing, maintaining and managing the business communications systems. Revenue from multiple-element arrangements is allocated to the various elements based on the relative selling price of the elements, and each element is considered a separate accounting unit, with recognition of revenue based on the criteria met for the individual element of the multiple-element arrangement. When available, Computex uses vendor-specific objective evidence, or VSOE, to determine the selling price of a unit of accounting. If VSOE does not exist, Computex uses third-party evidence of the selling price for similar products and services. For units of accounting in which there is no VSOE or third-party evidence of selling price, the best estimate of selling price is used. Computex determines best estimate of selling price using a cost-plus margin approach.

Product Sales

        Computex sells IT and communication products, which consist of hardware and essential software. The software and hardware are necessary to deliver the essential functionality of the communication products. Revenue from the sale of hardware and software products is generally recognized on a gross basis with the sales price to the customer recorded as revenue and the acquisition cost of the product recorded as cost of revenue. Revenue is recognized when the title and risk of loss are passed to the customer, there is persuasive evidence of an arrangement for sale, the sales price is fixed and determinable, and collectability is reasonably assured. Hardware and software items can be delivered to customers in a variety of ways including physical products shipped from Computex's warehouses, via drop-shipment by the vendor or distributor or via electronic delivery for software licenses. Computex's vendor partners provide limited warranties to its customers on equipment sold.

        In some instances, Computex's customers may request that Computex bill them for a product but retain physical possession of the product until later delivery, commonly known as "bill-and-hold" arrangements. In these transactions, Computex recognizes revenue when the customer has signed a bill-and-hold agreement with us, the product is identified separately as belonging to the customer and, when orders include configuration, such configuration is complete, and the product is ready for delivery to the customer.

Managed Services

        Revenue for managed services, which are for agreements of one year or greater for more than one service offering, is recognized on a straight-line basis over the term of the arrangement, which is consistent with the timing of services rendered. Payments received and billings in advance for these services are initially recorded as deferred revenue and recognized over the period services are provided. Computex capitalizes costs that are incremental to obtaining customer contracts, predominately sales commissions, and expenses them in proportion to each completed contract performance obligation. The costs are amortized to expense as a cost of revenue—services on a straight-line basis over the period during which Computex fulfills its performance obligation.

        Costs associated with maintenance contracts where Computex has an obligation to perform services, are incurred specifically to assist Computex in rendering services to its customers and are recorded as deferred customer support contract costs at the time the costs are incurred. The costs are amortized to expense as a cost of revenue—services on a straight-line basis over the period during which Computex fulfills its performance obligation.

        Computex considers the principal versus agent accounting guidance to determine if Computex is the primary obligor in the arrangement and if revenue should be recognized gross or net of the associated costs. Applying the principal versus agent accounting guidance is a matter of judgment based on consideration of several factors and indicators.

        Revenue from the sale of third-party service and maintenance contracts is recognized on a gross basis at the time of sale with the selling price to the customer recorded as revenue and the acquisition cost recorded as cost of revenue. Based upon the evaluation of indicators for net and gross reporting, Computex has concluded that it is acting as a principal in these contracts.

Professional services

        Revenue from professional services, which includes the design, configuration, installation and integration of business communication and data systems, is recognized as the services are performed or as all obligations have been substantially met.

Accounts Receivable

        Computex grants credit to customers in the normal course of business. Accounts receivable are unsecured and are presented net of an allowance for doubtful accounts. The allowance is based upon a number of factors, including the length of time trade accounts receivable are past due, Computex's previous loss history, the customer's current ability to pay its obligations to Computex, and the condition of the general economy and the industry as a whole. Payment is required 30 days after receipt of the invoice. Accounts more than 45 days past due are individually analyzed for collectability. When all collection efforts have been exhausted the accounts are written off.

Inventory

        Inventories are valued at lower of average cost (which approximates first-in, first-out method) or net realizable value. Inventory consists of purchased components for resale. Management evaluates the need for an inventory obsolescence reserve by identifying slow-moving or obsolete inventory.

Property and Equipment

        Property and equipment are carried at cost. Major additions and betterments are charged to the property accounts while maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently. Depreciation is computed based on the cost of the asset, using straight-line methods over the estimated useful lives of the assets.

Definite Lived Intangible Assets

        Definite-lived intangible assets arising from business combinations include customer relationships, trademarks and noncompetition agreements. These intangible assets are amortized over the estimated period during which the asset is expected to contribute directly or indirectly to future cash flows.

Impairment of Long-lived Assets

        Computex reviews its long-lived assets for impairment whenever events or circumstances exist that indicate the carrying amount of an asset or asset group may not be recoverable. The recoverability of long-lived assets is measured by a comparison of the carrying amount of the asset or asset group to the future undiscounted cash flows expected to be generated by that asset group. If the asset or asset group is considered to be impaired, an impairment loss would be recorded to adjust the carrying amounts to the estimated fair value.

Goodwill

        Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired in a business combination. Goodwill is reviewed for impairment at least annually, in December, or more frequently if a triggering event occurs between impairment testing dates. Computex operates as a single operating segment and as a single reporting unit for the purpose of evaluating goodwill impairment. Computex's impairment assessment begins with a qualitative assessment to determine whether it is more like than not that fair value of the reporting unit is less than its carrying value. The qualitative assessment includes comparing the overall financial performance of Computex against the planned results used in the last quantitative goodwill impairment test. Additionally, Computex's fair value is assessed in light of certain events and circumstances, including macroeconomic conditions, industry and market considerations, cost factors, and other relevant entity and company-specific events. The selection and assessment of qualitative factors used to determine whether it is more likely than not that the fair value of a reporting unit exceeds the carrying value involves significant judgment and estimates. If it is determined under the qualitative assessment that it is more likely than not that the fair value of a reporting unit is less than its carrying value, then a two-step quantitative impairment test is performed. Under the first step, the estimated fair value of Computex would be compared with its carrying value (including goodwill). If the fair value of Computex exceeds its carrying value, step two does not need to be performed. If the estimated fair value of Computex is less than its carrying value, an indication of goodwill impairment exists Computex and it would need to perform step two of the impairment test. Under step two, an impairment loss would be recognized for any excess of the carrying amount of Computex's goodwill over the implied fair value of that goodwill. Fair value of Computex under the two-step assessment is determined using a combination of both income and market-based approaches.

Income Taxes

        Please refer to Note 2 of Computex's audited consolidated financial statements for discussion of the accounting polices related to income taxes. Also, please refer to Note 12 for a discussion of the methods, assumptions and estimates related to Computex's recognition of income taxes.

Accounting Pronouncements Newly Adopted

        Newly adopted accounting pronouncements that are relevant to Computex are included in Note 2 to Computex's audited consolidated financial statements, which are included in this proxy statement. Computex has not yet finalized the adoption and implementation of ASC 606 for the fiscal year end December 31, 2019. Accordingly, any quantitative analysis of the impact of the adoption of ASC 606 described below is preliminary. The final quantitative impact will be disclosed in the financial statements for the year ended December 31, 2019. Computex's financial statements for the year ended December 31, 2018 were issued during August 2019. The issuance of Computex's financial statements for the year ended December 31, 2018 was completed prior to Computex's conclusion on the transition to Topic 606, and accordingly, the qualitative and quantitative analysis and disclosures were not included in Computex's financial statements for the year ended December 31, 2018.

        Computex will adopt ASU No. 2014-09, "Revenue from Contracts with Customers," which created FASB Topic 606 ("Topic 606") with a date of initial application of January 1, 2019. Topic 606 also includes Subtopic 340-40, "Other Assets and Deferred Costs—Contracts with Customers," which requires the deferral of incremental costs of obtaining a contract with a customer. As a result, Computex plans on altering its accounting policy for revenue recognition and incremental costs of obtaining a contract with a customer as detailed below.

        Computex plans to apply Topic 606 using the modified retrospective transition method. In adopting the new standard, the net cumulative effect from prior periods of applying the guidance in Topic 606 will be recognized as a cumulative effect adjustment to the opening balance of accumulated deficit in Computex's consolidated balance sheet as of January 1, 2019. Additionally, Computex plans to elect the option to only account for contracts that remained open as of the January 1, 2019 transition date in accordance with Topic 606. Revenue recognition for contracts for which substantially all of the revenue was recognized in accordance with the revenue guidance in effect before January 1, 2019 will not be changed. The comparative information as of December 31, 2018 and for the years ended December 31, 2018 and 2017 will not be adjusted and continue to be reported under the previously applicable accounting standards. The qualitative and applicable preliminary quantitative details of the changes identified as of the date of this proxy statement are set forth below.

1.
Computex plans to change its accounting policy for sales transactions for certain software products that are sold with accompanying third-party delivered software maintenance deemed not critical or essential to the core functionality of the software itself. The planned change to Computex's accounting policy will be to record the accompanying software maintenance on a net basis, as the agent in the arrangement at the point the related software license is delivered to the customer. Under previous guidance, Computex bifurcated the sale of the software license from the sale of the maintenance contract, but recorded the sale of both the software product and the software maintenance on a gross sales recognition basis.

In addition to the above, Computex will assess and evaluate whether the software maintenance is a separate performance obligation by assessing if the third-party delivered software maintenance is critical or essential to the core functionality of the software itself. This involves considering if the software provides its original intended functionality to the customer without the updates, if the customer would ascribe a higher value to the upgrades versus the up-front deliverable, if the customer would expect frequent intelligence updates to the software (such as updates that maintain the original functionality), and if the customer chooses to not delay or always install upgrades. If Computex determines that the accompanying third-party delivered software maintenance is critical or essential to the core functionality of the software license, the software license and the accompanying third-party delivered software maintenance will be recognized as a single performance obligation on a net basis as the value of the product will be considered primarily the accompanying support and maintenance delivered by the third-party. Under previous guidance, Computex bifurcated the sale of the software license from the sale of the maintenance contract, but recorded the sale of both the software product and the software maintenance on a gross sales recognition basis.

As of the date of this proxy statement, Computex estimates that fiscal year 2019 sales and related cost of sales will decrease by approximately $11.2 million as a result of the above planed changes in accounting policy in accordance with the adoption of ASC 606. This change is not expected to have an effect on reported gross profit associated with these transactions.

2.
Computex plans to change its accounting policy for sales of individual third-party service and maintenance contracts. The planned change to Computex's accounting policy will be to record the third-party service and maintenance contracts on a net basis, as under the guidance set forth in ASC 606, Computex believes that the third-party controls the service until it is transferred to the customer, despite having latitude in pricing and shared customer fulfillment responsibilities. Computex plans to recognize sales on a net basis equal to the selling price to the customer less the acquisition cost and to recognize revenue from these sales when the customer and vendor accept the terms and conditions of the arrangement. Under previous guidance, Computex recorded the sales of third-party service and maintenance contracts on a gross sales recognition basis.

As of the date of this proxy statement, Computex estimates that fiscal year 2019 sales and related cost of sales will decrease by approximately $21.7 million as a result of the above planed changes in accounting policy in accordance with the adoption of ASC 606. This change is not expected to have an effect on reported gross profit associated with these transactions.

3.
Computex capitalizes costs that are incremental to obtaining customer contracts, predominately sales commissions, and expenses them in proportion to each completed contract performance obligation. The costs are amortized to expense as a cost of revenue—services on a straight-line basis over the period during which Computex fulfills its performance obligation. This is consistent with Computex's accounting treatment prior to the adoption of Topic 606, however, as of the date of this proxy statement, Computex is still evaluating the potential impact of commissions paid in accordance with Computex's sales incentive programs some of which are based on a pool of new contracts obtained as well as sales specific bonuses to certain sales managers. Under previous guidance, sales commissions related to new contracts won and sales specific bonuses paid on annual basis were expensed in the period the transaction was generated.

4.
Computex does not expect any impact to its financial results based on sales of hardware products from the adoption of Topic 606. Computex has determined that it is the principal in its sales of hardware products. These sales are recognized on a gross basis with the selling price to the customer recorded as sales and the acquisition cost of the product recognized as cost of sales. Computex recognizes revenue from these sales at the point in time that control passes to the customer, which is typically upon delivery of the products to the customer. This is consistent with Computex's accounting treatment for sales of hardware products prior to the adoption of Topic 606.

        As of the date of this proxy statement, Computex has not yet formulated a quantitative assessment of the potential impact of the planned changes to Computex's capitalized costs that are incremental to obtaining customer contracts accounting policy in accordance with the adoption of ASC 606, but does not believe the impact will be material.

Recent Accounting Pronouncements Not Yet Adopted

        Not yet adopted accounting pronouncements that are relevant to Computex are included in Note 2 to Computex's audited consolidated financial statements, which are included in this proxy statement.

 CERTAIN COMPUTEX RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Computex is party to a Management Services Agreement, effective February 13, 2012, with Navigation Capital Partners, Inc. ("Management Services Agreement"), a private equity management company owned by Computex's director Lawrence E. Mock and affiliated with Computex's largest owner, Navigation Capital Partners II, L.P. Pursuant to the Management Services Agreement, Navigation Capital Partners, Inc. provides advisory and management services to Computex as requested by Computex's board of directors. As compensation for such advisory and management services, Computex pays Navigation Capital Partners, Inc. an annual management fee equal to $300,000.

 INFORMATION ABOUT PENSARE

Overview

        We are a blank check company formed pursuant to the laws of the State of Delaware on April 7, 2016 for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or other similar business combination with one or more businesses or entities. While our efforts in identifying a prospective target business for our initial business combination are not limited to a particular industry or geographic region, we have initially focused our search on identifying a prospective target business in wireless telecommunications industry in the United States.

        The registration statements for our initial public offering were declared effective on July 27, 2017. On August 1, 2017, we consummated the initial public offering of 27,000,000 units at $10.00 per unit, generating gross proceeds of $270,000,000. Simultaneously with the closing of the initial public offering, the Company consummated the sale of Private Placement Warrants at a price of $1.00 per warrant in a private placement to our Sponsor, MasTec, Inc., and EBC, generating gross proceeds of $9,500,000. On August 4, 2017, the underwriters exercised their over-allotment option in full resulting in an additional 4,050,000 units being issued for $40,500,000, less the underwriters' discount of $1,012,500, netting $39,487,500 which was deposited into the Trust Account. In connection with the underwriters' exercise of their over-allotment option in full, the Company also consummated the sale of an additional 1,012,500 Private Placement Warrants at $1.00 per warrant, less the advance payment on August 1, 2017 of $600,000 towards this transaction, resulting in another $412,500 being deposited into the Trust Account bringing the balance in the Trust Account on August 4, 2017 to $310,500,000. Transaction costs amounted to $8,646,303, consisting of $7,762,500 of underwriting fees, and $883,803 of other costs. In addition, as of December 31, 2019, $163,211 of cash was held outside of the Trust Account, available for working capital purposes.

        On January 28, 2019, at the Special Meeting in lieu of the 2019 Annual Meeting of the Company's Stockholders, our stockholders approved an amendment to our amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from February 1, 2019 to May 1, 2019. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 2,796,290 shares of our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.18 per share.

        On April 22, 2019, we announced that our Sponsor, had agreed to contribute to us as a loan $0.033 for each share of our common stock issued in our initial public offering that was not redeemed in connection with the stockholder vote to approve an amendment to our amended and restated certificate of incorporation to extend the date by which we have to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. On April 29, 2019, at the Special Meeting of the Company's Stockholders, our stockholders approved an amendment to our amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 3,831,985 shares of our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.33 per share.

        On May 31, 2019, we announced that our Sponsor had determined to adjust the contributions that it would make to the Trust Account and that we would offer our Public Stockholders the right to redeem their Public Shares in connection with such adjustment. Holders of 18,361,687 shares of our common stock have elected to redeem their shares for their pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. The per-share redemption amount for such redeemed Public Shares was approximately $10.39. After giving effect to the redemptions 13,822,538 shares of our common stock (including 6,060,038 Public Shares) remined issued and outstanding.

        Additionally, as previously reported on May 31, 2019, our Sponsor has agreed to contribute to the Trust Account as a loan $0.033 for each public share that was not redeemed for each of June and July 2019, up to a maximum of $200,000 per month. Our Sponsor made an aggregate contribution of approximately $199,981 for each of June 2019 and July 2019.

        On July 31, 2019, at the Special Meeting of the Company's Stockholders, our stockholders approved an amendment to our amended and restated certificate of incorporation to extend the date by which the Company had to consummate a business combination for an additional four months, from August 1, 2019 to December 1, 2019. The amendment was approved with 11,297,309 votes cast in favor of the amendment, 886,001 votes cast against the amendment and no abstentions. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 5,754,273 shares of our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.48 per share. On November 26, 2019, at a special meeting of the Company's Stockholders, our stockholders approved an amendment to our amended and restated certificate of incorporation to extend the date by which the Company had to consummate a business combination for an additional four months, from December 1, 2019 to April 1, 2020. The amendment was approved with 7,731,372 votes cast in favor of the amendment, one vote cast against the amendment and no abstentions. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 135,288 shares of our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.56 per share. Accordingly, we expect the redemption amount per public share at the meeting for our business combination or our subsequent liquidation to be approximately $10.89 per public share (net of any additional interest that may accrue on the funds held in the Trust Account), based on approximately $1.87 million remaining in the Trust Account as of January 31, 2020.

        The funds in the Trust Account will be invested in U.S. government securities, within the meaning set forth Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account, as described below, except that interest earned on the Trust Account can be released to pay the Company's income tax obligations.

Effecting a Business Combination

General

        We have until April 1, 2020, to consummate our initial business combination. If we are unable to consummate our initial business combination within the applicable time period, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable, which redemption will completely extinguish Public Stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

        Subject to our officers' and directors' pre-existing fiduciary duties and the limitations that a target business have a fair market value of at least 80% of the balance in the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for our initial business combination, as described below in more detail, and that we must acquire a controlling interest in the target business, our management has virtually unrestricted flexibility in identifying and selecting a prospective target business.

        The target business or businesses that we acquire must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for our initial business combination, although we may acquire a target business whose fair market value significantly exceeds 80% of the Trust Account balance. We are not required to obtain an opinion from an investment banking firm as to the fair market value if our board of directors independently determines that the target business complies with the 80% threshold.

Conversion Rights

        We are providing our Public Stockholders with the opportunity to seek to convert their Public Shares, regardless of whether they vote for or against the proposed Business Combination, into their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, less any taxes then due but not yet paid (which taxes may be paid only from the interest earned on the funds in the Trust Account). As of January 31, 2020, the amount in the Trust Account, net of taxes payable, is approximately $10.89 per public share.

        The holders of the Founder Shares do not have conversion rights with respect to any shares of common stock owned by them, directly or indirectly, whether acquired prior to this offering or purchased by them in the public markets.

        We may require Public Stockholders seeking conversion, whether they are a record holder or hold their shares in "street name," to either (i) tender their certificates to our transfer agent or (ii) deliver their shares to the transfer agent electronically using Depository Trust Company's DWAC (Deposit/Withdrawal At Custodian) System, at the holder's option, in each case prior to a date set forth in the proxy materials sent in connection with the proposal to approve the business combination.

        There is a nominal cost associated with the above-referenced delivery process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker $100.00 and it would be up to the broker whether to pass this cost on to the holder. However, this fee would be incurred regardless of whether we require holders seeking to exercise conversion rights to tender their shares. The need to deliver shares is a requirement of exercising conversion rights regardless of the timing of when such delivery must be effectuated. However, in the event we require stockholders seeking to exercise conversion rights to deliver their shares prior to the consummation of the proposed Business Combination and the proposed Business Combination is not consummated, this may result in an increased cost to stockholders.

        Any proxy solicitation materials we furnish to stockholders in connection with a vote for any proposed Business Combination will indicate whether we are requiring stockholders to satisfy such certification and delivery requirements. Accordingly, a stockholder would have from the time the stockholder received our proxy statement up until the vote on the proposal to approve the business combination to deliver his shares if he wishes to seek to exercise his conversion rights. This time period varies depending on the specific facts of each transaction. However, as the delivery process can be accomplished by the stockholder, whether or not he is a record holder or his shares are held in "street name," in a matter of hours by simply contacting the transfer agent or his broker and requesting delivery of his shares through the DWAC System, we believe this time period is sufficient for an average investor. However, we cannot assure you of this fact. Please see the risk factor titled "In connection with the special meeting, stockholders who wish to convert their shares in connection with the proposed Business Combination are required to comply with specific requirements for conversion that may make it more difficult for them to exercise their conversion rights prior to the deadline for exercising their rights" for further information on the risks of failing to comply with these requirements.

        The foregoing is different from the procedures historically used by some blank check companies. Traditionally, in order to perfect conversion rights in connection with a blank check company's business combination, the company would distribute proxy materials for the stockholders' vote on an initial business combination, and a holder could simply vote against a proposed business combination and check a box on the proxy card indicating such holder was seeking to exercise his conversion rights. After the business combination was approved, the company would contact such stockholder to arrange for him to deliver his certificate to verify ownership. As a result, the stockholder then had an "option window" after the consummation of the business combination during which he could monitor the price of the company's stock in the market. If the price rose above the conversion price, he could sell his shares in the open market before actually delivering his shares to the company for cancellation. As a result, the conversion rights, to which stockholders were aware they needed to commit before the stockholder meeting, would become a "continuing" right surviving past the consummation of the business combination until the holder delivered its certificate. The requirement for physical or electronic delivery prior to the meeting ensures that a holder's election to convert his shares is irrevocable once the business combination is approved.

        Any request to convert such shares once made, may be withdrawn at any time up to the vote on the proposed Business Combination. Furthermore, if a holder of a public share of common stock delivered his certificate in connection with an election of their conversion and subsequently decides prior to the vote on the proposed business combination not to elect to exercise such rights, he may simply request that the transfer agent return the certificate (physically or electronically).

        If the initial business combination is not approved or completed for any reason, then our Public Stockholders who elected to exercise their conversion rights would not be entitled to convert their shares for the applicable pro rata share of the Trust Account as of two business days prior to the consummation of the initial business combination. In such case, we will promptly return any shares delivered by public holders.

Liquidation if No Business Combination

        Our amended and restated certificate of incorporation provides that we will have until April 1, 2020 to complete an initial business combination. If we have not completed an initial business combination by such date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

        Our Sponsor, officers and directors have agreed that they will not propose any amendment to our amended and restated certificate of incorporation that would stop our Public Stockholders from converting or selling their shares to us in connection with a business combination or affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete a business combination by April 1, 2020 unless we provide our Public Stockholders with the opportunity to convert their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us but net of franchise and income taxes payable, divided by the number of then outstanding Public Shares. This redemption right shall apply in the event of the approval of any such amendment, whether proposed by our Sponsor, any executive officer, director or director nominee, or any other person.

        Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our Public Stockholders upon the redemption of 100% of our outstanding Public Shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

        Furthermore, if the pro rata portion of our Trust Account distributed to our Public Stockholders upon the redemption of 100% of our Public Shares in the event we do not complete our initial business combination within the required time period is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the Delaware General Corporation Law, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. If we are unable to complete a business combination within the prescribed time frame, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is our intention to redeem our Public Shares as soon as reasonably possible after April 1, 2020, unless a further extension is sought by us,], and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date.

        Because we will not be complying with Section 280 of the Delaware General Corporation Law, Section 281(b) of the Delaware General Corporation Law requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

        We are required to use our reasonable best efforts to have all third parties (including any vendors or other entities we engage after our initial public offering) and any prospective target businesses enter into agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account. As a result, the claims that could be made against us will be limited, thereby lessening the likelihood that any claim would result in any liability extending to the trust. We therefore believe that any necessary provision for creditors will be reduced and should not have a significant impact on our ability to distribute the funds in the Trust Account to our Public Stockholders. Nevertheless, we cannot assure you of this fact as there is no guarantee that vendors, service providers and prospective target businesses will execute such agreements. If any third-party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party's engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. Our underwriters and auditor are the only third parties we are currently aware of that may not execute a waiver. Nor is there any guarantee that, even if they execute such agreements with us, they will not seek recourse against the Trust Account. Our Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement our Sponsor entered into specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor's only assets are securities of our company. We have not asked our Sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the Trust Account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our Public Stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable.

        We anticipate notifying the trustee of the Trust Account to begin liquidating such assets promptly after such date and anticipate it will take no more than 10 business days to effect such a distribution. The holders of the Founder Shares have waived their rights to participate in any liquidation distribution with respect to such Founder Shares. There will be no distribution from the Trust Account with respect to our rights or warrants, including the Private Placement Warrants, which will expire worthless. We will pay the costs of any subsequent liquidation from our remaining assets outside of the Trust Account and the interest earned on the funds held in the Trust Account that we are permitted to withdraw to pay such expenses.

        If we are unable to complete an initial business combination and expend all of the net proceeds of this offering and the sale of the Private Placement Warrants, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, the initial per-share redemption price would be $10.00. The proceeds deposited in the Trust Account could, however, become subject to claims of our creditors that are in preference to the claims of Public Stockholders.

        Our Public Stockholders shall be entitled to receive funds from the Trust Account only in the event of our failure to complete a business combination within the required time period or if the stockholders seek to have us convert or purchase their respective shares upon a business combination which is actually completed by us or upon certain amendments to our amended and restated certificate of incorporation as described elsewhere herein. In no other circumstances shall a stockholder have any right or interest of any kind to or in the Trust Account.

        The holders of the Founder Shares will not participate in any redemption distribution from our Trust Account with respect to such shares. Additionally, any loans made by our officers, directors, Sponsor or their affiliates for working capital needs will be forgiven and not repaid if we are unable to complete an initial business combination.

        If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, we cannot assure you we will be able to return to our Public Stockholders at least $10.00 per share.

        If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a "preferential transfer" or a "fraudulent conveyance." As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the Trust Account to our Public Stockholders promptly after April 1, 2020, this may be viewed or interpreted as giving preference to our Public Stockholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, our board may be viewed as having breached their fiduciary duties to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying Public Stockholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Facilities

        We currently maintain our principal executive offices at 1720 Peachtree Street, N.E., Suite 629, Atlanta, GA 30309. The cost for this space is included in the up to $20,000 per-month aggregate fee our Sponsor charges us for general and administrative services pursuant to a letter agreement between us and our Sponsor. We believe, based on rents and fees for similar services in the Atlanta, Georgia area, that the fee charged by our Sponsor is at least as favorable as we could have obtained from an unaffiliated person. We consider our current office space, combined with the other office space otherwise available to our executive officers, adequate for our current operations.

Employees

        We have three executive officers. These individuals are not obligated to devote any specific number of hours to our matters and intend to devote only as much time as they deem necessary to our affairs. The amount of time they will devote in any time period will vary based on whether a target business has been selected for the business combination and the stage of the business combination process the company is in. Accordingly, once a suitable target business to acquire has been located, management will spend more time investigating such target business and negotiating and processing the business combination (and consequently spend more time on our affairs) than had been spent prior to locating a suitable target business. We presently expect our executive officers to devote such amount of time as they reasonably believe is necessary to our business. We currently have one part-time employee, and we do not intend to have any full-time employees prior to the consummation of a business combination.

Legal Proceedings

        There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against us or any members of our management team in their capacity as such, and we and the members of our management team have not been subject to any such proceeding in the ten years preceding the date of this proxy statement. In December 2019, a lawsuit was filed against us and our officers and directors by an investment bank, seeking payment of costs and expenses allegedly incurred in connection with serving as placement agent in connection with our proposed business combination with TPx. We dispute the claims and intend to defend the lawsuit vigorously.

Directors and Executive Officers

        Each of Pensare's current directors and executive officers are expected to continue to serve in their current positions following the Closing, with the exception of John Foley, who will resign from his position as the Chief Financial Officer of Pensare upon the Closing. Dr. Robert Willis will replace John Foley as Pensare's Chief Financial Officer following the Closing.

        Our current directors and executive officers are as follows:

Name	Age	Position
Lawrence E. Mock, Jr.	73	Chairman of the Board
Darrell J. Mays	56	Chief Executive Officer and Director
Dr. Robert Willis	50	President
John Foley	70	Chief Financial Officer
Graham McGonigal	62	Chief Operating Officer
Jose Mas	48	Director
U. Bertram Ellis, Jr.	65	Director
Suzanne Shank	57	Director
Karl Krapek	70	Director
Dennis Lockhart	72	Director
Dr. Klaas Baks	46	Director

        Lawrence E. Mock, Jr., our Chairman of the Board and a director of Computex, is currently Managing Partner of Navigation Capital Partners, Inc., an Atlanta-based private equity firm which he founded in partnership with Goldman Sachs in 2006. From 1995 to 2006, Mr. Mock served as President and Chief Executive Officer of Mellon Ventures, Inc., which he founded in partnership with Mellon Financial Corporation, to make private equity and venture capital investments in operating companies. From 1983 to 1995, he was founder and Chief Executive Officer of River Capital, Inc. Mr. Mock holds a Master of Science degree from Florida State University and a Bachelor of Arts degree from Harvard College.

        Darrell Mays, our Chief Executive Officer and member of our board of directors, was the Founder and Chief Executive Officer of nsoro, a turnkey wireless installation services provider, from 2003 to 2008, which was acquired by MasTec in August 2008. Mr. Mays has served as an executive of MasTec since 2008, during which period the revenues and EBITDA of MasTec's communications division, of which nsoro is a component, increased to approximately $2.3 billion and $245.0 million in 2016, respectively. Mr. Mays holds a Bachelor of Arts degree in Business from Georgia State University.

        Dr. Robert Willis, our President, became the President of nsoro in 2007. In such capacity, he negotiated the acquisition of the business by MasTec and, following its acquisition, served in an advisory role from 2010 through July 2016. From December 2013 until December 2015, Dr. Willis served as Chairman of U.S. Shale Solutions, Inc., a shale services company which he founded in 2013. Prior to nsoro, Dr. Willis served as Chief Executive Officer of Foxcode Inc., a merchant-banking firm, from 2004 until November 2015, in which capacity he was principal on multiple debt and equity transactions. In July 2004, Dr. Willis founded Gaming VC, S.A., an online gaming enterprise which completed a GBP 81 million initial public offering in London in 2004, and served as a member of its board and as its Finance Director until 2007. Prior to that, Dr. Willis was the founder and Chief Executive Officer of Alpine Computer Systems, Inc., a systems integration engineering company established in the 1980s that grew rapidly and was acquired by Delphi Group plc. in 1996, at which time he became Senior Vice President and Chief Information Officer of the parent company. Dr. Willis was a member of a three-man North American roll-up M&A team which ultimately acquired approximately 25 businesses. After an ADR NASDAQ offering, the company was acquired by Adecco Group AG. Dr. Willis subsequently reacquired the company and then merged it into Aimnet Solutions Inc., backed by Mellon Ventures and William E. Simon & Sons. The business was ultimately acquired by Cognizant Inc., a large public IT services company. Dr. Willis was awarded a Doctorate in Humane Letters (Hon.) from Newbury College in Boston, MA, in May 2001.

        John Foley, our Chief Financial Officer, was the former Chief Financial Officer of nsoro MasTec from 2007 until his retirement in December 2015. During his tenure, Mr. Foley oversaw the financial integration of seven acquisitions. He also held executive positions which were responsible for the financial and operations at Burger King, Diageo PLC and Chiquita Brands International, Inc. Mr. Foley holds a Bachelor of Science degree in Finance from Boston College, where he graduated with honors.

        Graham McGonigal, our Chief Operating Officer, has served as a technology consultant since March 2018. Prior to that, Mr. McGonigal served as Chief Network Officer at Vonage Holdings (NYSE: VG) from December 2015 to February 2018, and as Senior Vice President of Network Operations at Vonage from February 2012 to December 2015. Mr. McGonigal has more than 30 years of technical experience and has held senior leadership roles within AT&T (NYSE: T), Cingular Wireless and Bellsouth. From September 2007 to January 2012, Mr. McGonigal was the Chief Operating Officer at MasTec Network Solutions, a division of MasTec Inc. (NYSE: MTZ). At AT&T Mobility, Mr. McGonigal led the national data and service delivery networks and created highly competitive wireless data networks. Mr. McGonigal holds a Bachelor of Science degree in Chemistry from Mercer University.

        Jose Mas has served on our board of directors since July 2017. He has served as a director and Chief Executive Officer of MasTec since 2007. MasTec is a leading infrastructure construction company operating mainly throughout North America across a range of industries. MasTec's primary activities include the engineering, building, installation, maintenance and upgrade of communications, energy and utility infrastructure, such as: wireless, wireline/fiber, satellite communications and customer fulfillment activities; petroleum and natural gas pipeline infrastructure; electrical utility transmission and distribution; conventional and renewable power generation; and industrial infrastructure. As of March 31, 2017, MasTec had over 18,500 employees and 500 locations, and generated over $5.1 billion in revenue in 2016, more than five times greater than its 2006 revenues. Mr. Mas was also appointed to the Board of Directors of Helmerich & Payne, Inc. on March 1, 2017. Mr. Mas holds a Master of Business Administration and Bachelor of Business Administration degree from the University of Miami.

        U. Bertram Ellis, Jr. has served on our board of directors as an independent director since July 2017. He has served as the Chairman and Chief Executive Officer of Ellis Capital, a diversified investment firm, since 1984. In addition, Mr. Ellis was the Founder and Chief Executive Officer of ACT III Broadcasting from 1986 to 1991, which sold for $530 million and Ellis Communication from 1993 to 1996, which sold for $840 million. Mr. Ellis holds a Master of Business Administration from the University of Virginia Darden Business School and a Bachelor of Arts from the University of Virginia.

        Suzanne Shank has served on our board of directors as an independent director since July 2017. She has served as Chairman, Chief Executive Officer and majority owner of Siebert Cisneros

Shank & Co., a full-service investment bank that has managed or co-managed over $2 trillion in transactions, since 1996. Mrs. Shank holds a Master of Business Administration from the Wharton School at the University of Pennsylvania and a Bachelor of Science from the Georgia Institute of Technology.

        Karl Krapek has served on our board of directors as an independent director since July 2017. He has served as the Lead Director at Prudential Financial, Inc. since 2014, and a Director since 2004, and Director of Northrop Grumman Corporation since 2008. From 2002 to 2009, he was the President and Chief Operations Officer of United Technologies Corporation, or UTC, which has a market capitalization of approximately $90 billion. Mr. Krapek has served as an Executive Vice President of UTC since 1997 and as a Director of UTC from 1997 to 2007. Mr. Krapek holds a Master of Science from Purdue University and Bachelor of Science from Kettering University.

        Dennis Lockhart has served on our board of directors as an independent since July 2017. He recently retired from his position as president and Chief Executive Officer of the Federal Reserve Bank of Atlanta, a position he held from 2007 to 2017. Earlier, he was a professor at Georgetown University, School of Foreign Service, from 2003 to 2007. Prior to this, he held senior positions at Heller Financial Inc. and Citicorp (now Citigroup). Mr. Lockhart holds a Master of Arts from Johns Hopkins University and a Bachelor of Arts from Stanford University.

        Dr. Klaas Baks has served on our board of directors as an independent since July 2017. He is the Co-Founder and Executive Director of the Emory Center for Alternative Investments, which was formed in 2008. He also serves as the Atlanta Chair of TIGER 21, which is a peer-to-peer network of high net worth wealth creators, since 2014. In addition, he has been an Associate Professor in the Practice of Finance at Emory University's Goizueta Business School since 2002. Dr. Baks has a Doctoral degree from the Wharton School at the University of Pennsylvania and a Masters of Arts degree from Brown University.

Special Advisors

        Rayford Wilkins, Jr., our Special Advisor, served as Chief Executive Officer of AT&T Diversified Businesses and Chairman and President of AT&T International. Prior to these positions, he served as Group President Marketing and Sales. In addition, he occupied various positions associated with the wireless industry at SBC Group and has held several leadership roles in his more than 30-year career at AT&T and its predecessor companies. Mr. Wilkins is currently a director at Morgan Stanley, Valero Energy and Caterpillar.

        Dr. David Panton, our Special Advisor, has served as Chairman and Chief Executive Officer of Panton Equity Partners, a private equity firm, since founding it in 2012. Prior to that, he was a partner of Navigation Capital Partners, an Atlanta-based private equity firm which he founded in partnership with Goldman Sachs in 2006. He has 20 years of investment banking and private equity experience and has sourced and led over 20 control transactions in various industries (including the telecom, media and technology industry) with an aggregate enterprise value of over $5 billion, including successful sales of portfolio companies to buyers such as Dell Inc., the Blackstone Group, and One Equity Partners.

        Michael Pietropola, our Special Advisor, has served as President of Pietropola Consulting, a telecommunications consulting firm, since October 2015. Previously, he served as Vice President of Construction & Engineering for AT&T from January 2012 to October 2015, and as Vice President of Network Services for AT&T (and Cingular prior to its acquisition by AT&T) from June 2007 to January 2012.

Designated Director

        MasTec has the right to designate a director to our board of directors. MasTec's initial designee on our board of directors was Mr. Jose Mas. Prior to the consummation of our initial business combination, we will nominate MasTec's designee for election at each annual meeting, so long as MasTec beneficially owns not less than 25% of the Founders' Shares and Private Placement Warrants that it owns at the time of the closing of our initial public offering. MasTec may waive its right to designate a director and instead have the right to have a board observer attend all of the meetings of our board of directors and receive all information provided to our board of directors, subject to such board observer executing an appropriate confidentiality agreement with us.

Number and Terms of Office of Officers and Directors

        Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Ellis, Krapek and Lockhart and Dr. Baks, will expire at the third annual meeting of stockholders. The term of office of the second class of directors, consisting of Ms. Shank and Messrs. Mays, Mock and Mas, will expire at the second annual meeting of stockholders. We may not hold the second annual meeting of stockholders until after we consummate our initial business combination.

        Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated bylaws as it deems appropriate. Our amended and restated bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary and such other officers (including, without limitation, Vice Presidents, Assistant Secretaries and a Treasurer) as may be determined by the board of directors.

Committees of the Board of Directors

        Our board of directors has three standing committees: an audit committee, a nominating committee and a compensation committee.

Audit Committee

        We have an audit committee comprised of Messrs. Lockhart and Baks and Ms. Shank, each of whom is an independent director. Mr. Lockhart serves as the Chairman of the audit committee. Each member of the audit committee is financially literate, and our board of directors has determined that Mr. Lockhart qualifies as an "audit committee financial expert" as defined in applicable SEC rules because he meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. The responsibilities of our audit committee include:

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  reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

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  discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

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  discussing with management major risk assessment and risk management policies;

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  monitoring the independence of the independent auditor;

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  verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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  reviewing and approving all related-party transactions;

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  inquiring and discussing with management our compliance with applicable laws and regulations;

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  pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

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  appointing or replacing the independent auditor;

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  determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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  establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

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  approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Nominating Committee

        Our nominating committee consists of Messrs. Lockhart and Krapek and Ms. Shank, each of whom is an independent director under Nasdaq's listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

        The guidelines for selecting nominees, which are specified in our Nominating Committee Charter, generally provide that persons to be nominated:

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  should have demonstrated notable or significant achievements in business, education or public service;

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  should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

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  should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders.

        The nominating committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person's candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

        Our compensation committee consists of Messrs. Ellis, Baks and Krapek, each of whom is an independent director under Nasdaq's listing standards. The compensation committee's duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer's compensation, evaluating our Chief Executive Officer's performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer's based on such evaluation;

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  reviewing and approving the compensation of all of our other executive officers;

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  reviewing our executive compensation policies and plans;

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  implementing and administering our incentive compensation equity-based remuneration plans;

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  assisting management in complying with our proxy statement and annual report disclosure requirements;

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  approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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  if required, producing a report on executive compensation to be included in our annual proxy statement; and

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  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Code of Ethics and Committee Charters

        We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics, our audit committee charter, our nominating committee charter and our compensation committee charter as exhibits to our registration statement. You will be able to review these documents by accessing our public filings at the SEC's web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a current report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our officer, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received, we believe that, during the fiscal year ended March 31, 2019, all filing requirements applicable to our officer, directors and greater than ten percent beneficial owners were complied with.

Executive Compensation

        No executive officer has received any cash compensation for services rendered to us. We have entered into a Strategic Services Agreement with John Foley, our Chief Financial Officer, pursuant to which we have agreed to pay Mr. Foley consulting fees of $500 per hour for any hours of consulting services provided by Mr. Foley in excess of ten hours per month. The Strategic Services Agreement has an initial term of two years commencing on the date of our final prospectus, as filed with the SEC on July 31, 2017, subject to earlier termination by either party. Mr. Foley also received a grant of profits interests in our Sponsor. We are obligated to make the same payments to our Special Advisors pursuant to Strategic Services Agreements we have entered into with each of them, and each of our Special Advisors and Dr. Willis has also received a grant of profits interest in our Sponsor.

        The profits interests in our Sponsor that were granted to Dr. Willis, Mr. Foley and our Special Advisors are Class B Membership Units in our Sponsor that were assigned to such individuals by Mr. Mays, who holds the remaining Class B Membership Units. The value of these profits interests, if any, will be wholly dependent on the value, following the consummation of our initial business combination, of the Founders' Shares and the Private Placement Warrants held by our Sponsor. At that time, the holders of the Class B Membership Units would be entitled to receive distributions from the Sponsor, which may consist of a portion of the Founder Shares and Private Placement Warrants or the proceeds obtained by the Sponsor upon the sale thereof, to the extent available after the holders of Class A Membership Units in the Sponsor shall have received distributions equal to a multiple of their initial capital contributions in the Sponsor. Accordingly, the value of the profits interests is related to our performance, because if the prices of our shares and warrants increase, the value of the profits interests will increase (assuming that the holders of Class A Membership Units have received the full amount of distributions payable to them). The profits interests (or, in the case of Dr. Willis and Mr. Panton, a portion of the profits interests) are subject to partial forfeiture if the recipient ceases providing services to us prior to the first anniversary of the consummation of our initial business combination, or if the value of the distributions received by the recipient on account of such profits interests would exceed a specified value.

        Commencing on July 27, 2017, through the acquisition of a target business, we will pay our Sponsor an aggregate fee of up to $20,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary.

        Other than the administrative fee of up to $20,000 per month, the compensation payable to Mr. Foley pursuant to the Strategic Services Agreement described above and the repayment of any loans made by our Sponsor to us, no compensation or fees of any kind, including finder's, consulting fees and other similar fees, will be paid to our Sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive repayment of any loans from our Sponsor, officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

        After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

 PENSARE MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion and analysis should be read in conjunction with the consolidated financial statements and related notes of Pensare included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting Pensare's current expectations, estimates and assumptions concerning events and financial trends that may affect its future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements."

        The following discussion and analysis of Pensare's financial condition and results of operations should be read in conjunction with Pensare's financial statements and the notes thereto contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Overview

        We are a blank check company incorporated on April 7, 2016 in Delaware for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses.

        The registration statements for our initial public offering were declared effective on July 27, 2017. On August 1, 2017, we consummated the initial public offering of 27,000,000 units at $10.00 per unit, generating gross proceeds of $270,000,000.

        Simultaneously with the closing of the initial public offering, we consummated the sale of Private Placement Warrants at a price of $1.00 per warrant in a private placement to our Sponsor, MasTec, Inc. and EBC generating gross proceeds of $9,500,000.

        Following the closing of our initial public offering on August 1, 2017, an amount of $270,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the initial public offering and the Private Placement Warrants was placed in the Trust Account and were invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of an initial business combination and (ii) the distribution of the Trust Account, as described below, except that interest earned on the Trust Account can be released to pay our income tax obligations.

        On August 4, 2017, the underwriters exercised their over-allotment option in full resulting in an additional 4,050,000 units being issued for $40,500,000, less the underwriters' discount of $1,012,500, netting $39,487,500 which was deposited into the Trust Account. In connection with the underwriters' exercise of their over-allotment option in full, the Company also consummated the sale of an additional 1,012,500 Private Placement Warrants at $1.00 per warrant, generating total gross proceeds of $1,012,500 less the advance payment on August 1, 2017 of $600,000 towards this transaction resulting in another $412,500 being deposited into the Trust Account bringing the balance in the Trust Account on August 4, 2017 to $310,500,000.

        Initial public offering-related transaction costs amounted to $8,646,303, consisting of $7,762,500 of underwriting fees, and $883,803 of other costs. In addition, as of December 31, 2019, $163,211 of cash was held outside of the Trust Account, available for working capital purposes.

        We expect to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a business combination will be successful.

        We have until April 1, 2020 to consummate an initial business combination. If we are unable to consummate an initial business combination within such time period, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law and as further described herein, and then seek to dissolve and liquidate. We expect the pro rata redemption price to be approximately $10.00 per share of common stock, without taking into account any interest earned on such funds. However, we cannot assure you that we will in fact be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Stockholders.

        As previously disclosed in our current report on Form 8-K filed with the SEC on February 1, 2019, we entered into a Business Combination Agreement (the "TPx Agreement") on January 31, 2019 with U.S. TelePacific Holdings Corp., d/b/a TPx Communications ("TPx") and Tango Merger Sub Corp., a wholly-owned subsidiary of the Company relating to the proposed business combination between Pensare and TPx. On May 20, 2019, we mutually agreed with TPx to terminate the TPx Agreement pursuant to a Termination of Business Combination Agreement dated as of May 20, 2019, effective as of such date. As a result of the termination of the TPx Agreement, effective as of May 20, 2019, the TPx Agreement is of no further force or effect, and no party to the TPx Agreement shall have any liability under the TPx Agreement except as otherwise expressly set forth in the TPx Agreement.

        On January 28, 2019, at the Special Meeting in lieu of the 2019 Annual Meeting of the Company's Stockholders, our stockholders approved an amendment to our amended and restated certificate of incorporation to extend the date by which we had to consummate a business combination for an additional three months, from February 1, 2019 to May 1, 2019. The amendment was approved with 26,352,896 votes cast in favor of the amendment, 122,986 votes cast against the amendment and 323,175 abstentions. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 2,796,290 shares of our common stock were redeemed from funds available in the Trust Account for a redemption amount of approximately $10.18 per share.

        On April 22, 2019, we announced that our Sponsor, had agreed to contribute to us as a loan $0.033 for each share of our common stock issued in our initial public offering that was not redeemed in connection with the stockholder vote to approve an amendment to our amended and restated certificate of incorporation to extend the date by which we have to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. On April 29, 2019, at the Special Meeting of the Company's Stockholders, our stockholders approved an amendment to our amended and restated certificate of incorporation to extend the date by which the Company had to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. The amendment was approved with 26,163,835 votes cast in favor of the amendment, 2,020,001 votes cast against the amendment and 422,075 abstentions. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 3,831,985 shares of our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.33 per share.

        On May 31, 2019, we announced that our Sponsor had determined to adjust the contributions that it would make to the Trust Account and that we would offer our Public Stockholders the right to redeem their Public Shares in connection with such adjustment. Holders of 18,361,687 shares of our common stock have elected to redeem their shares for their pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. The per-share redemption amount for such redeemed Public Shares was approximately $10.39. After giving effect to the redemptions 13,822,538 shares of our common stock (including 6,060,038 Public Shares) remained issued and outstanding.

        Additionally, as previously reported on May 31, 2019, the Sponsor agreed to contribute to the Trust Account as a loan $0.033 for each public share that was not redeemed for each of June and July 2019, up to a maximum of $200,000 per month. Accordingly, our Sponsor made contributions to the Trust Account of approximately $399,962 in the aggregate for June 2019 and July 2019.

        On July 25, 2019, we issued a press release announcing the execution of the Business Combination Agreement, pursuant to which we agreed to acquire Computex in a transaction that will result in Computex becoming a wholly owned subsidiary of the Company. The merger consideration, aggregating $60,000,000 (subject to certain adjustments set forth in the Business Combination Agreement), will consist of the Cash Consideration, the Stock Consideration and the PIPE Consideration. Computex is an industry-leading IT service provider of choice focused on helping customers transform their businesses through technology. Computex offers a comprehensive portfolio of managed IT services to a wide range of clients including Unified Communications-as-a-Service ("UCaaS"), directory and messaging services, enterprise networking, cybersecurity, collaboration, data center, integration, storage, backup, virtualization, and converged infrastructure. Additionally, on July 25, 2019, we announced that we have entered into a non-binding letter of intent to acquire a second company, a leading developer of UCaaS technology and that we have joined AT&T Partner Exchange®, a platform pursuant to which we will be able to bundle and resell certain AT&T branded products and solutions with our own services following the consummation of the Business Combination.

        On December 20, 2019, the Company entered into Amendment No. 1 to the Business Combination Agreement. Amendment No. 1 to the Business Combination Agreement amended the Business Combination Agreement to, among other things, (i) reduce the aggregate merger consideration payable from $65 million to $60 million, (ii) change the allocation of the merger consideration so that it is payable as follows: (a) an amount in cash equal to two-thirds of the cash raised by the Company in the PIPE transaction less $5 million, subject to a cap of $20 million, (b) $5 million of any securities, other than shares of Pensare Common Stock, sold in the PIPE, and (c) the balance of the merger consideration in shares of the company's common stock, (iii) provide for the optional redemption of some or all of the PIPE Shares following the closing of the Business Combination, to the extent that the Company raises additional funds in private placements following the closing of the Business Combination, (iv) adjust a condition to the closing of the Business Combination to require that the Company shall have at least an aggregate of $35 million of cash held either in or outside of the Trust Account at the effective time of the Business Combination (reduced from $150 million); and (v) adjust the date by which the closing of the Business Combination must occur from December 31, 2019 to April 1, 2020.

        On February 1, 2019 the Company signed a promissory note agreeing to pay up to $2,797,117 of advances made by the Sponsor to cover contribution payments of $932,372 on February 28, 2019, $932,373 on March 12, 2019 and $932,372 on April 12, 2019 due to the Trust Account. On May 9, 2019, the Company amended its promissory note to include $805,917 of additional advances made by the Sponsor to cover contribution payments due to the Trust. On August 5, 2019, the Company again amended its promissory note to include $399,962 of additional advances made by the Sponsor to cover contribution payments due to the Trust. As of December 31, 2019, and March 31, 2019, $4,002,997 and $1,864,745 was advanced under that note, respectively.

        On July 31, 2019, at the Special Meeting of the Company's Stockholders, our stockholders approved an amendment to our amended and restated certificate of incorporation to extend the date by which the Company had to consummate a business combination for an additional four months, from August 1, 2019 to December 1, 2019. The amendment was approved with 11,297,309 votes cast in favor of the amendment, 886,001 votes cast against the amendment and no abstentions. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 5,754,273 shares of our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.48 per share. On November 26, 2019, at a special meeting of the Company's Stockholders, our stockholders approved an amendment to our amended and restated certificate of incorporation to extend the date by which the Company had to consummate a business combination for an additional four months, from December 1, 2019 to April 1, 2020. The amendment was approved with 7,731,372 votes cast in favor of the amendment, one vote cast against the amendment and no abstentions. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 135,288 shares of our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.56 per share. Accordingly, we expect the redemption amount per public share at the meeting for our business combination or our subsequent liquidation to be approximately $10.89 per public share (net of any additional interest that may accrue on the funds held in the Trust Account), based on approximately $1.87 million remaining in the Trust Account as of January 31, 2020.

        On September 11, 2019, we received a written notice (the "First Notice") from the Listing Qualifications Department of Nasdaq indicating that we were not in compliance with Listing Rule 5550(a)(3) (the "Minimum Public Holders Rule"), which requires us to have at least 300 public holders for continued listing on the NASDAQ Capital Market. The First Notice is only a notification of deficiency, not imminent delisting, and has no current effect on the listing or trading of our securities on the NASDAQ Capital Market. We submitted a plan to regain compliance with the Minimum Public Holders Rule on October 25, 2019.

        On September 23, 2019, we received a written notice (the "Second Notice") from Nasdaq indicating that we were not in compliance with Listing Rule 5550(a)(4), due to our failure to meet the minimum 500,000 publicly held shares requirement for continued listing on the NASDAQ Capital Market. The Second Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of our securities on the NASDAQ Capital Market.

        On November 26, 2019 we received notice from Nasdaq indicating that we have been granted an extension until March 9, 2020 to complete our business combination and demonstrate compliance with all of Nasdaq's initial listing requirements.

Results of Operations

        We have neither engaged in any operations nor generated any revenues to date. All activity from inception to December 31, 2019 were organizational activities and those necessary to consummate the initial public offering, described below, and identifying a target company for a business combination. On July 24, 2019, Pensare entered into the Business Combination Agreement with Merger Sub, Holdings, and Stratos for the purpose of consummating a business combination. Accordingly, subsequent to December 31, 2019, due diligence costs have been incurred related to this business combination. We do not expect to generate any operating revenues until after the completion of our business combination. We generate non-operating income in the form of interest income on cash and marketable securities.

        For the three months ended June 30, 2019, we had a net income of $465,615, which consists of interest income on marketable securities held in the Trust Account of $1,218,810, offset by operating costs and taxes of $753,195. Included in operating costs for the three months ended June 30, 2019 were approximately $440,000 of professional fees, $93,000 of travel costs, $56,000 of income tax expense, $62,500 of franchise tax expense and $102,000 of office and administrative fees.

        For the three months ended June 30, 2018, we had net income of $178,939, which consists of interest income on marketable securities held in the Trust Account of $1,061,704, offset by operating costs and taxes of $882,765. Included in operating costs for the three months ended June 30, 2018 were approximately $440,000 of legal fees, $107,000 of travel costs and $60,000 of administrative fees.

        For the three and nine months ended December 31, 2019, we had net loss of $(654,223) and $(2,946,756), respectively, which consists of operating costs of $663,593 and $4,091,630 respectively, income taxes of $0 and $(216,000), respectively, and interest income on marketable securities held in the Trust Account of $9,370 and $1,360,874, respectively.

        For the three and nine months ended December 31, 2018, we had net income of $835,901 and $1,768,881, respectively, which consists of operating costs of $849,248 and $2,209,291, respectively, income tax benefit of $207,857 and $192,227, respectively, and interest income on marketable securities held in the Trust Account of $1,477,292 and $3,785,945, respectively.

Liquidity and Capital Resources

        As of December 31, 2019, we had cash of $163,211 and cash and marketable securities held in the Trust Account available to pay taxes of $62,119. Until the consummation of our initial public offering, the Company's only source of liquidity was an initial purchase of common stock by the Sponsor and certain of our officers and directors and loans from the Sponsor pursuant to the terms of promissory notes.

        On August 1, 2017, we consummated our initial public offering of 27,000,000 units, at a price of $10.00 per Unit, generating gross proceeds of $270,000,000. Simultaneously with the closing of our initial public offering, we consummated the sale of 9,500,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $9,500,000. On August 4, 2017, the underwriters exercised their over-allotment option in full resulting in an additional 4,050,000 units being issued for $40,500,000, less the underwriter's discount of $1,012,500, netting $39,487,500. In connection with the underwriters' exercise of their over-allotment option in full, the Company consummated the sale of an additional 1,012,500 Private Placement Warrants at $1.00 per Private Placement Warrant, generating total gross proceeds of $1,012,500.

        In order to fund working capital deficiencies or finance transaction costs in connection with an intended business combination, the Sponsor, our officers and our directors or their affiliates, may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan is evidenced by a promissory note. The notes would be paid upon consummation of a business combination, without interest, or, at the lender's discretion, up to $1,500,000 of such loans may be converted into warrants at a price of $1.00 per warrant. Such warrants would be identical to the Private Placement Warrants.

        Following our initial public offering and the exercise of the over-allotment option, a total of $310,500,000 was placed in the Trust Account and we had $2,327,118 of cash held outside the Trust Account, after payment of all costs related to our initial public offering and the exercise of the over-allotment option, and available for working capital purposes. We incurred $8,646,303 in initial public offering related costs, including $7,762,500 of underwriting fees and $883,803 of other costs and expenses.

        As of December 31, 2019, we had cash and marketable securities held in the Trust Account of $1,864,534 (including interest income) consisting of cash and U.S. treasury bills with a maturity of 180 days or less. A portion of the interest income of $62,119 has been recorded as a current asset and may be available to us to withdraw and pay taxes.

        For the nine months ending December 31, 2019, cash used in operating activities amounted to $3,011,564 resulting from net loss of $(2,946,756), interest earned on cash and marketable securities held in the Trust Account of $1,360,874, depreciation of $2,745, deferred taxes—change in valuation of $216,000 and changes in assets and liabilities of $1,077,321.

        For the nine months ending December 31, 2018, cash used in operating activities amounted to $1,518,806 resulting from a net income of $1,768,881, interest earned on cash and marketable securities held in Trust Account of $3,785,945, depreciation of $2,745, deferred income taxes—change in valuation allowance of $216,000 and changes in our assets and liabilities of $711,513.

        In connection with the Special Meeting held on July 31, 2019 and the resulting Charter Amendment, 5,754,273 of the shares of the Company's Common Stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.48 per share.

        On November 26, 2019, at a special meeting of the Company's stockholders, our stockholders approved an amendment to our amended and restated certificate of incorporation to extend the date by which the Company had to consummate a business combination for an additional four months, from December 1, 2019 to April 1, 2020. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 135,288 shares of our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.56 per share.

        We intend to use substantially all of the remaining proceeds of our initial public offering, including funds held in the Trust Account, to acquire a target business and to pay our expenses related thereto. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operation of the target business or businesses, make other acquisitions and pursue our growth strategies.

        We intend to use the funds held outside the Trust Account primarily to complete a business combination.

        In order to finance transaction costs in connection with an intended business combination, the Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a business combination, we will repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that a business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but in no event will proceeds from our Trust Account be used to repay such amounts.

        We believe we have raised sufficient additional funds, when taken together with funds that may be made available to us by our Sponsor, officers, directors and their affiliates through loans, to meet the expenditures required for operating our business. However, if our estimate of the costs of consummating a business combination are less than the actual amounts necessary to do so, we may have insufficient funds available to complete a business combination. Moreover, we may need to obtain additional financing either to complete our business combination or because we become obligated to redeem a significant number of our common stock upon completion of our business combination, in which case we may issue additional securities or incur debt in connection with such business combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our business combination. If we are unable to complete our Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following our business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

        For the period from October 1, 2019 through December 31, 2019, the Sponsor advanced the Company $558,059 for working capital purposes. As of December 31, 2019, the Sponsor has advanced the Company $4,314,738 for working capital purposes. These working capital loans are evidenced by promissory notes, which are payable without interest upon consummation of a Business Combination or, at the holder's discretion, up to $1,500,000 of the notes may be converted into warrants of the Company at a conversion price of $1.00 per warrant. Each warrant will contain terms identical to those of the warrants issued in the private placement, entitling the holder thereof to purchase one share of common stock, par value $0.001, at an exercise price of $11.50 per share as more fully described in the prospectus for the IPO dated July 27, 2017.

        In addition, two of the Company's service providers have agreed to defer the payment of fees owed to them until the consummation of the Business Combination, which amounted to approximately $5,901,174 as of December 31, 2019. Such fees are included in accounts payable and accrued expenses in the accompanying balance sheet at December 31, 2019.

        On December 31, 2019, the Company signed a promissory note agreeing to repay $558,059 for a loan made by the Sponsor. Based on the foregoing, the Company believes it will have sufficient cash to meet its needs through April 1, 2020.

        In addition, the Company holds a Commitment Letter from its Chief Executive Officer and managing member of the Sponsor, whereby the managing member of the Sponsor commits to funding any working capital shortfalls through the earlier of an initial business combination or the Company's liquidation. The loans would be issued as required and each loan would be evidenced by a promissory note, up to an aggregate of $750,000. The loans will be non-interest bearing, unsecured and payable upon the consummation of the Company's initial business combination or at the holder's discretion, convertible into warrants of the Company at a price of $1.00 per warrant. If the Company does not complete a business combination, any such loans will be forgiven.

        On April 29, 2019, the Company held a special meeting of stockholders at which time the stockholders of the Company approved an amendment to the Company's amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. On April 22, 2019, the Company announced that the Sponsor, had agreed to contribute as a loan, $0.033 for each share of common stock issued in the initial public offering that was not redeemed in connection with the stockholder vote to approve an amendment to the Company's amended and restated certificate of incorporation to extend the date by which they have to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. The contribution was deposited in the Trust Account. On May 9, 2019, the Company signed a promissory note agreeing to repay $805,916 to the Sponsor for its contribution. On May 31, 2019, we announced that our Sponsor had determined to adjust the contributions that it would make to the Trust Account and that the Company would offer its public stockholders the right to redeem their Public Shares in connection with such adjustment. Holders of 18,361,687 shares of the Company's common stock elected to redeem their shares for their pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. The per-share redemption amount for such redeemed Public Shares was approximately $10.39. After giving effect to the redemptions 13,822,538 shares of the Company's common stock (including 6,060,038 Public Shares) remained issued and outstanding. Additionally, as previously reported on May 31, 2019, the Sponsor agreed to contribute to the Trust Account as a loan $0.033 for each Public Share that was not redeemed for each of June and July 2019, up to a maximum of $200,000 per month. Accordingly, the Sponsor made contributions to the Trust Account of $399,962 in the aggregate for June and July 2019. The Sponsor advanced the Company $99,859 on July 11, 2019 and $399,962 on July 23, 2019 for working capital purposes. These loans shall be payable without interest upon consummation of a business combination.

        On July 31, 2019, at the Special Meeting, the Company's stockholders approved the Charter Amendment to extend the date by which the Company has to consummate a business combination for an additional four months, from August 1, 2019 to December 1, 2019. In connection with the Special

Meeting and the resulting Charter Amendment, 5,754,273 of the shares of the Company's Common Stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.48 per share.

        On November 26, 2019, at a special meeting, the Pensare stockholders agreed to extend the date by which the Company had to consummate a business combination for an additional four months, from December 1, 2019 to April 1, 2020. In connection with the special meeting, 135,288 Public Shares were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.56 per share.

        Accordingly, we expect the redemption amount per public share at the meeting for our business combination or subsequent liquidation to be approximately $10.89 per public share (net of any additional interest that may accrue on the funds held in the Trust Account), based on approximately $1.87 million remaining in the Trust Account as of January 31, 2020.

Liquidation

        Until we consummate a business combination, we will be using the funds not held in the Trust Account for consummating a business combination.

        We may need to raise additional capital through loans or additional investments from our Sponsor, stockholders, officers, directors, or third parties. Our officers, directors and Sponsor may, but are not obligated to, loan us funds, from time to time, in whatever amount they deem reasonable in their sole discretion, to meet our working capital needs.

        If we are unable to raise additional capital, we may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. We cannot provide any assurance that new financing will be available to us on commercially acceptable terms, if at all. Even if we can obtain sufficient financing or raise additional capital, we only have until April 1, 2020 to consummate a business combination. There is no assurance that we will be able to do so prior to April 1, 2020.

        If we do not complete a business combination by April 1, 2020 and our stockholders have not approved an extension to such deadline, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account not previously released to us, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that we will have funds sufficient to pay or provide for all creditors' claims.

        The holders of the Founder Shares will not participate in any redemption distribution with respect to their Founder Shares. Holders of warrants will receive no proceeds in connection with the redemption or liquidation.

        In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the initial public offering.

Off-Balance Sheet Arrangements; Contractual Obligations

        As of December 31, 2019, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any long-term debt, capital lease obligations, operating lease obligations or purchase obligations. We have not guaranteed any debt or commitments of other entities or entered into any options on non-financial assets.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. There have been no material changes to our critical accounting policies previously disclosed in our Annual Report on Form 10-K filed with the SEC on June 14, 2019. For a description of our critical accounting policies as well as a listing of our significant accounting policies, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies" and "Note 3—Summary of Significant Accounting Policies" in our Annual Report on Form 10-K filed with the SEC on June 14, 2019.

Recent Accounting Pronouncements

        Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on our condensed financial statements.

Proposed Business Combination and Extension

        On July 25, 2019, we issued a press release announcing the execution of the Business Combination Agreement, pursuant to which we agreed to acquire Computex in a transaction that will result in Computex becoming our wholly owned subsidiary. The merger consideration, aggregating $60,000,000 (subject to certain adjustments set forth in the Business Combination Agreement), will consist of the Cash Consideration, the Stock Consideration and the PIPE Consideration. Computex is an industry-leading IT service provider of choice focused on helping customers transform their businesses through technology. Computex offers a comprehensive portfolio of managed IT services to a wide range of clients including UCaaS, directory and messaging services, enterprise networking, cybersecurity, collaboration, data center, integration, storage, backup, virtualization, and converged infrastructure. On December 20, 2019, the Company entered into Amendment No. 1 to the Business Combination Agreement. Amendment No. 1 to the Business Combination Agreement amended the Business Combination Agreement to, among other things, (i) reduce the aggregate merger consideration payable from $65 million to $60 million, (ii) change the allocation of the merger consideration so that it is payable as follows: (a) an amount in cash equal to two-thirds of the cash raised by the Company in the PIPE transaction less $5 million, subject to a cap of $20 million, (b) $5 million of any securities, other than shares of Pensare Common Stock, sold in the PIPE, and (c) the balance of the merger consideration in shares of the company's common stock, (iii) provide for the optional redemption of some or all of the PIPE Shares following the closing of the Business Combination, to the extent that the Company raises additional funds in private placements following the closing of the Business Combination, (iv) adjust a condition to the closing of the Business Combination to require that the Company shall have at least an aggregate of $35 million of cash held either in or outside of the Trust Account at the effective time of the Business Combination (reduced from $150 million); and (v) adjust the date by which the closing of the Business Combination must occur from December 31, 2019 to April 1, 2020.

        Additionally, on July 25, 2019, we announced that we have entered into a non-binding letter of intent to acquire a second company, a leading developer of UCaaS technology and that we have joined AT&T Partner Exchange®, a platform pursuant to which we will be able to bundle and resell certain AT&T branded products and solutions with our own services following the consummation of the Business Combination.

 CERTAIN PENSARE RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        In May 2016, our Sponsor purchased 10,000 shares of our common stock for an aggregate purchase price of $11.00. In May 2017, our Sponsor and certain other persons purchased an aggregate of 7,177,500 shares of our common stock for an aggregate purchase price of $24,990 in cash, or approximately $0.0035 per share. In June 2017, our Sponsor transferred 1,575,000 Founder Shares to MasTec for the same purchase price originally paid for such shares. In July 2017, we effected a stock dividend with respect to our common stock of 575,000 shares thereof, resulting in our Initial Stockholders holding an aggregate of 7,762,500 Founder Shares.

        Simultaneously with the closing of our initial public offering, our Sponsor, MasTec and EBC purchased from us an aggregate of 10,512,000 Private Placement Warrants for a total purchase price of $10,512,500, each in a private placement. Each private placement warrant entitles the holder to purchase of one share of common stock at $11.50 per share. Continental Stock Transfer & Trust Company deposited the purchase price into the Trust Account simultaneously with the consummation of the initial public offering. The Private Placement Warrants are identical to the warrants included in the units sold in our initial public offering except that the Private Placement Warrants: (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, as described in this proxy statement, so long as they are held by the initial purchasers or any of their permitted transferees. The purchasers of the Private Placement Warrants have agreed not to transfer, assign or sell any of their Private Placement Warrants or the common stock issuable upon exercise of the Private Placement Warrants (except to certain permitted transferees), until after the completion of our initial business combination.

        In order to meet our working capital needs, our Sponsor, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder's discretion, up to $1,500,000 of the notes may be converted into warrants at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. If we do not complete a business combination, the loans will be forgiven.

        On June 8, 2018 and February 6, 2019, our Sponsor loaned the Company $1,000,000 and $40,000, respectively, for working capital purposes. On February 11, 2019, our Sponsor advanced the Company an additional $317,628 for working capital purposes. On April 10, 2019 and May 9, 2019, our Sponsor advanced the Company $150,000 and $250,000, respectively, for working capital purposes. These working capital loans are evidenced by a promissory note, which is payable without interest upon consummation of a business combination or, at the holder's discretion, up to $1,500,000 of the notes may be converted into warrants of the Company at a conversion price of $1.00 per warrant. Each warrant will contain terms identical to those of the warrants issued in the private placement, entitling the holder thereof to purchase one share of common stock, par value $0.001, at an exercise price of $11.50 per share as more fully described in the prospectus for the IPO dated July 27, 2017.

        The holders of our Founder Shares as well as the holders of the Private Placement Warrants and any warrants our Sponsor, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to a registration rights agreement entered into on July 27, 2017. The holders of a majority of these securities are entitled to make up to three demands that we register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the Private Placement Warrants or warrants issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain "piggy-back"

registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

        Our Sponsor, which is affiliated with our officers and directors, has agreed that, through the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay our Sponsor an aggregate of up to $20,000 per month for these services. Accordingly, our officers and directors will benefit from the transaction to the extent of their interest in our Sponsor. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. We believe, based on rents and fees for similar services in the Atlanta area, that the fee charged by our Sponsor is at least as favorable as we could have obtained from an unaffiliated person.

        We have entered into a Strategic Services Agreement with John Foley, our Chief Financial Officer, pursuant to which we have agreed to pay Mr. Foley consulting fees of $500 per hour for any hours of consulting services provided by Mr. Foley in excess of ten hours per month. The Strategic Services Agreement has an initial term of two years commencing on July 27, 2017, subject to earlier termination by either party. Mr. Foley also received a grant of profits interests in our Sponsor. We are obligated to make the same payments to our Special Advisors pursuant to Strategic Services Agreements we have entered into with each of them, and each of our Special Advisors and Dr. Willis has also received a grant of profits interest in our Sponsor.

        Other than the administrative fee of up to $20,000 per month and the compensation payable to Mr. Foley pursuant to the Strategic Services Agreement, no compensation or fees of any kind, including finder's, consulting fees and other similar fees, will be paid to our Sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive the repayment of any loans from our Sponsor, officers and directors for working capital purposes and reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

        After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

        All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested "independent" directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested "independent" directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

        In addition, the Company holds a Commitment Letter from its Chief Executive Officer and managing member of the Sponsor, whereby the managing member of the Sponsor commits to funding any working capital shortfalls through the earlier of an initial business combination or the Company's liquidation. The loans would be issued as required and each loan would be evidenced by a promissory note, up to an aggregate of $750,000. The loans will be non-interest bearing, unsecured and payable upon the consummation of the Company's initial business combination or at the holder's discretion, convertible into warrants of the Company at a price of $1.00 per warrant. If the Company does not complete a business combination, any such loans will be forgiven. As of March 31, 2019, the Company had no promissory notes outstanding related to this commitment.

        On January 16, 2019, the Company announced that its Sponsor had agreed to contribute to the Company as a loan $0.033 for each public share that was not redeemed in connection with the stockholder vote to approve an amendment to the Company's amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from February 1, 2019 to May 1, 2019, for each calendar month (commencing on February 2, 2019 and on the second day of each subsequent month), or portion thereof, that is needed by the Company to complete a Business Combination from February 2, 2019 until May 1, 2019. On February 1, 2019, the Company signed a promissory note agreeing to pay up to $2,797,117 of advances to be made by the Sponsor to cover contribution payments due to the Trust Account. On April 29, 2019, the Company held a special meeting of stockholders at which time the stockholders of the Company approved an amendment to the Company's amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. On April 22, 2019, the Company announced that its Sponsor, had agreed to contribute as a loan, $0.033 for each share of common stock issued in the initial public offering that was not redeemed in connection with the stockholder vote to approve an amendment to the Company's amended and restated certificate of incorporation to extend the date by which they have to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. The contribution was deposited in the Trust Account. On May 9, 2019, the Company signed a promissory note agreeing to repay $805,916 for an advance made by the Sponsor as an additional contribution payment to the Trust Account. On May 31, 2019, the Company announced that the Sponsor had determined to adjust the contributions that it would make to the Trust Account and that the Company would offer its public stockholders the right to redeem their Public Shares in connection with such adjustment. Holders of 18,361,687 shares of the Company's common stock elected to redeem their shares for their pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. The per-share redemption amount for such redeemed Public Shares, was approximately $10.39. After giving effect to the redemptions 13,822,538 shares of the Company's common stock (including 6,060,038 Public Shares) remained issued and outstanding. Additionally, as previously reported on May 31, 2019, the Sponsor agreed to contribute to the Trust Account as a loan $0.033 for each Public Share that was not redeemed for each of June and July 2019, up to a maximum of $200,000 per month. Accordingly, the Sponsor made contributions to the Trust Account of $399,962 in aggregate for June and July 2019. As a result of the amendment to the Company's amended and restated certificate of incorporation on July 31, 2019, the Company was granted an additional four month extension to December 1, 2019.

Related Party Policy

        Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or

(c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

        Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors' and officers' questionnaire that elicits information about related party transactions.

        These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer. To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Sponsor, officers or directors including (i) an entity that is either a portfolio company of, or has otherwise received a material financial investment from, any private equity fund or investment company (or an affiliate thereof) that is affiliated with any of the foregoing, (ii) an entity in which any of the foregoing or their affiliates are currently passive investors, (iii) an entity in which any of the foregoing or their affiliates are currently officers or directors, or (iv) an entity in which any of the foregoing or their affiliates are currently invested through an investment vehicle controlled by them, unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions on the type of target business we are seeking to acquire, and the approval of a majority of our disinterested independent directors that the business combination is fair to our unaffiliated stockholders from a financial point of view.

Director Independence

        Nasdaq listing standards require that a majority of our board of directors be independent. An "independent director" is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Mock, Ellis, Krapek, Lockhart, Baks and Ms. Shank are "independent directors" as defined in the Nasdaq listing.

DESCRIPTION OF PENSARE SECURITIES

General

        As of the date of this proxy statement, we are authorized to issue 100,000,000 shares of common stock, par value $0.001, and 1,000,000 shares of preferred stock, par value $0.001. As of the date of this proxy statement, 7,932,977 shares of common stock are outstanding. No shares of preferred stock are currently outstanding. The following description summarizes the material terms of our securities. Because it is only a summary, it may not contain all the information that is important to you. For a complete description you should refer to our amended and restated certificate of incorporation, bylaws and the warrant agreement, which are filed as exhibits to the current report on Form 8-K filed by Pensare with the SEC on August 2, 2017, and to the applicable provisions of Delaware law.

Units

        Each unit consists of one share of common stock, one right and one-half of one warrant. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of common stock upon the consummation of an initial business combination. Each whole warrant entitles the holder to purchase one share of common stock. Pursuant to the Warrant Agreement, a warrant holder may exercise his, her or its warrants only for a whole number of shares of common stock. This means that only a whole warrant may be exercised at any given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least two units, you will not be able to receive or trade a whole warrant.

Common Stock

        Our stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. In connection with any vote held to approve our initial business combination, our Sponsor, as well as all of our officers and directors, have agreed to vote their respective Founder Shares and any shares purchased in this offering or following this offering in the open market in favor of the proposed business combination.

        We will consummate our initial business combination only if we have net tangible assets of at least $5,000,001 upon such consummation and, solely if a vote is held to approve a business combination, a majority of the outstanding shares of common stock voted are voted in favor of the business combination.

        Our board of directors will be divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares eligible to vote for the election of directors can elect all of the directors.

        Pursuant to our amended and restated certificate of incorporation, if we do not consummate an initial business combination by April 1, 2020, our corporate existence will cease except for the purposes of winding up our affairs and liquidating. If we are forced to liquidate prior to an initial business combination, our Public Stockholders are entitled to share ratably in the Trust Account, based on the amount then held in the Trust Account, and any assets remaining available for distribution to them. Our Sponsor, officers and directors have agreed to waive their rights to participate in any liquidation distribution occurring upon our failure to consummate an initial business combination with respect to the Founder Shares. Our Sponsor, officers and directors will therefore not participate in any liquidation distribution with respect to such shares. They will, however, participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following this offering.

        Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the shares of common stock, except that Public

Stockholders have the right to sell their shares to us in a tender offer or have their shares of common stock converted to cash equal to their pro rata share of the Trust Account if they vote on the proposed business combination in connection with such business combination and the business combination is completed. Public Stockholders who sell or convert their stock into their share of the Trust Account still have the right to convert the rights and exercise the warrants that they received as part of the units.

Founder Shares

        The holders of the Founder Shares have agreed (i) that such shares are subject to certain transfer restrictions, as described in more detail below and (ii) (A) to waive their redemption rights with respect to the Founder Shares and Public Shares in connection with the completion of our business combination and (B) to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete our business combination by April 1, 2020, although our Initial Stockholders (or any of our executive officers, directors or affiliates) will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares acquired if we fail to complete our initial business combination by April 1, 2020. Our Initial Stockholders have agreed to vote their Founder Shares and any Public Shares purchased during or after this offering in favor of our initial business combination and our executive officers, directors and director nominees have also agreed to vote any Public Shares purchased during or after the offering in favor of our initial business combination. As a result, we do not need any of the Public Shares to be voted in favor of our initial business combination in order to have such transaction approved. Permitted transferees of our Sponsor will be subject to the same obligations of our Sponsor.

        Subject to certain limited exceptions, none of the Founder Shares will be transferred, assigned or sold until the earlier of (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period.

Rights

        Each holder of a right will receive one-tenth (1/10) of one share of common stock upon consummation of our initial business combination, even if the holder of such right redeemed all shares of common stock held by it in connection with the initial business combination. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of an initial business combination, as the consideration related thereto has been included in the unit purchase price paid for by investors in our initial public offering. If we enter into a definitive agreement for a business combination in which we will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the common stock will receive in the transaction on an as-converted into common stock basis, and each holder of a right will be required to affirmatively convert its rights in order to receive the 1/10 share underlying each right (without paying any additional consideration) upon consummation of the business combination. More specifically, the right holder will be required to indicate its election to convert the rights into underlying shares as well as to return the original rights certificates to us.

        If we are unable to complete an initial business combination within the required time period and we liquidate the funds held in the Trust Account, holders of rights will not receive any such funds with respect to their rights, nor will they receive any distribution from our assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless.

        As soon as practicable upon the consummation of our initial business combination, we will direct registered holders of the rights to return their rights to our rights agent. Upon receipt of the rights, the rights agent will issue to the registered holder of such rights the number of full shares of common stock to which it is entitled. We will notify registered holders of the rights to deliver their rights to the rights agent promptly upon consummation of such business combination and have been informed by the rights agent that the process of exchanging their rights for shares of common stock should take no more than a matter of days. The foregoing exchange of rights is solely ministerial in nature and is not intended to provide us with any means of avoiding our obligation to issue the shares underlying the rights upon consummation of our initial business combination. Other than confirming that the rights delivered by a registered holder are valid, we will have no ability to avoid delivery of the shares underlying the rights. Nevertheless, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of an initial business combination. Additionally, in no event will we be required to net cash settle the rights. The rights will not expire following the completion of an initial business combination.

        The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of ours). We will not issue fractional shares upon exchange of the rights. If, upon exchange of the rights, a holder would be entitled to receive a fractional interest in a share, we will, upon exchange, comply with Section 155 of the Delaware General Corporation Law (which provides that Delaware companies shall either (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or in bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share).

Preferred Stock

        There are no shares of preferred stock outstanding. Our amended and restated certificate of incorporation authorizes the issuance of 1,000,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock. However, the underwriting agreement dated July 27, 2017, between us and EBC, as representative of the several underwriters named therein, prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the Trust Account, or which votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

  Public Warrants

        25,531,250 warrants, including 10,006,250 Private Placement Warrants, are currently outstanding. Each whole warrant entitles the registered holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after the completion of an initial business combination. Pursuant to the Warrant Agreement, a warrant holder may exercise his, her or its warrants only for a whole number of shares of common stock. This means that only a whole warrant may be exercised at any given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least two units, you will not be able to receive or trade a whole warrant. No warrants will be exercisable for cash unless we have an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the Public Warrants is not effective within a specified period following the consummation of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the "fair market value" (defined below) by (y) the fair market value. The "fair market value" for this purpose will mean the average reported last sale price of the shares of common stock for the 5 trading days ending on the trading day prior to the date of exercise. The warrants will expire on the fifth anniversary of our completion of an initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

  Private Placement Warrants

        The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until after the completion of our initial business combination (subject to certain exceptions described in our final prospectus filed with the SEC on July 31, 2017) and they will not be redeemable by us and will be exercisable on a cashless basis so long as they are held by the initial holders or their permitted transferees. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants. If the Private Placement Warrants are held by holders other than the initial holders or their permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by the holders on the same basis as the Public Warrants.

        If holders of the Private Placement Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the "fair market value" (defined below) by (y) the fair market value. The "fair market value" shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that we have agreed that these warrants will be exercisable on a cashless basis so long as they are held by our Sponsor and permitted transferees is because their ability to sell our securities in the open market will be significantly limited. We have established policies that prohibit insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike Public Stockholders who could exercise their warrants and sell the shares of common stock received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis is appropriate.

 COMPARISON OF YOUR RIGHTS AS A HOLDER OF PENSARE COMMON STOCK AND YOUR RIGHTS AS A POTENTIAL HOLDER OF THE COMBINED ENTITY'S SHARES

        The following comparison of the material terms of our securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. We urge you to read the proposed certificate in its entirety for a complete description of the rights and preferences of our securities following the Business Combination. The proposed certificate is described in "Proposal No. 2—The Certificate Proposal" and the full text of the proposed certificate is attached as Annex C to this proxy statement.

Authorized and Outstanding Stock

        The proposed certificate increases the number of authorized shares of Common Stock from 100,000,000 to 500,000,000 and changes the par value from $0.001 to $0.0001 per share. The proposed certificate also increases the number of authorized shares of preferred stock from 1,000,000 to 5,000,000 and changes the par value from $0.001 to $0.0001 per share. The outstanding shares of our Common Stock are, and the shares of Common Stock to be issued in the Business Combination will be, duly authorized, validly issued, fully paid and non-assessable. As of the record date for the special meeting, there were 7,932,977 shares of Common Stock outstanding.

Voting Power

        Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of Common Stock will possess all voting power for the election of the Company's directors and all other matters requiring stockholder action both prior to, and following, the completion of the Business Combination. No holder of any series of preferred stock, as such, shall be entitled to any voting powers in respect thereof.

Dividends

        The Company has not paid any cash dividends on the Company Common Stock to date and does not intend to pay cash dividends prior to the completion of the Business Combination. The Company does not currently anticipate paying cash dividends on the Company Common Stock following the Completion of the Business Combination.

Liquidation, Dissolution and Winding Up

        Both prior to and following the completion of the Business Combination, subject to applicable law, and the rights, if any, of the holders of any outstanding series of the preferred stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Company, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

Election of Directors

        Currently, the Company's board of directors is divided into two classes, each of which generally serves for a term of two years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares eligible to vote for the election of directors can elect all of the directors.

        Following the completion of the Business Combination, the Company's board of directors will be divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year.

Common Stock Prior to the Business Combination

        The Company is providing its Public Stockholders with the opportunity to redeem all or a portion of their shares of the Company's common stock at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company's Trust Account as of two business days prior to the consummation of the Business Combination, including interest, less taxes payable, divided by the number of then outstanding shares of the Company's common stock that were sold as part of the units in the Company's IPO, which are referred to collectively as Public Shares, subject to the limitations described herein. For illustrative purposes, based on funds in the Trust Account of approximately $1.87 million on January 31, 2020, the estimated per share redemption price would have been approximately $10.89. Public Stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. Holders of the Company's outstanding Public Warrants and rights do not have redemption rights in connection with the Business Combination. The holders of the Company's Founder Shares have agreed to waive their redemption rights with respect to their Founder Shares and the Private Placement Warrants (as defined herein), so long as the Private Placement Warrants are held by the initial holders or their permitted transferees, and all Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, the Initial Stockholders collectively own approximately 97.9% of the Company's issued and outstanding shares of common stock.

        Consummation of the Business Combination requires the affirmative vote of a majority of the outstanding shares of common stock present and entitled to vote at the special meeting. The Sponsor and the Company's executive officers and independent directors have agreed to vote their Founder Shares and any other shares held by them in favor of the Business Combination Proposal. The participation of our Sponsor, officers, directors, advisors or their affiliates in privately negotiated transactions (as described in this proxy statement), if any, could result in the approval of the Business Combination even if a majority of the remaining stockholders vote, or indicate their intention to vote against the Business Combination.

        If we are unable to complete a business combination within the prescribed time frame, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

        Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the shares of common stock, except that Public Stockholders have the right to sell their shares to us in a tender offer or have their shares of common stock converted to cash equal to their pro rata share of the Trust Account if they vote on the proposed business combination in connection with such business combination and the business combination is completed. Public Stockholders who sell or convert their stock into their share of the Trust Account still have the right to convert the rights and exercise the warrants that they received as part of the units.

Founder Shares

        The Founder Shares are identical to the shares of Common Stock sold in our IPO, and holders of Founder Shares have the same stockholder rights as Public Stockholders, except that (i) the Founder

Shares are subject to certain transfer restrictions, as described in more detail below, and (ii) the Initial Stockholders have agreed to (i) waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the consummation of the Business Combination, (ii) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to consummate the Business Combination by August 1, 2019 and (iii) not to propose an amendment to the Company's Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company's obligation to redeem 100% of its Public Shares if the Company does not complete the Business Combination within the combination period, unless the Company provides the Public Stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment. However, the Initial Stockholders will be entitled to liquidating distributions with respect to any Public Shares acquired if the Company fails to consummate the Business Combination and liquidates within the combination period. In the event of such distribution, it is possible that the per share value of all the assets available for distribution (including Trust Account assets) will be less than the $10.00 per unit. The Company's Initial Stockholders have agreed to vote all of their Founder Shares and any Public Shares acquired by them in favor of the Business Combination Proposal.

        The Initial Stockholders have agreed that, subject to certain limited exceptions, the Founder Shares will not be transferred, assigned or sold until one year after the date of the consummation of the Business Combination or earlier if, subsequent to the Business Combination, the last sales price of the Company's Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period.

Preferred Stock

        There are no shares of preferred stock outstanding. Our amended and restated certificate of incorporation authorizes the issuance of 1,000,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock. However, the underwriting agreement dated July 27, 2017, between us and EBC, as representative of the several underwriters named therein, prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the Trust Account, or which votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Redeemable Warrants

Public Stockholders' Warrants

        Each whole warrant entitles the registered holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after the completion of an initial business combination. Pursuant to the Warrant Agreement, a warrant holder may exercise his, her or its warrants only for a whole number of shares of common stock. This means that only a whole warrant may be exercised at any given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least two units, you will not be able to receive or trade a whole warrant. No warrants will be exercisable for cash unless we have an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the Public Warrants is not effective within a specified period following the consummation of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the "fair market value" (defined below) by (y) the fair market value. The "fair market value" for this purpose will mean the average reported last sale price of the shares of common stock for the 5 trading days ending on the trading day prior to the date of exercise. The warrants will expire on the fifth anniversary of our completion of an initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

Private Placement Warrants

        The Private Placement Warrants are identical to the Public Warrants underlying the units, except that the Private Placement Warrants and the Common Stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of the Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

Rights

        Each holder of a right will receive one-tenth (1/10) of one share of Common Stock upon consummation of a Business Combination, even if the holder of such right redeemed all shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the unit purchase price paid for by investors in the IPO. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company). If the Company is unable to complete the Business Combination within the combination period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company's assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of the Business Combination. Additionally, in no event will the Company be required to net cash settle the rights.

Transfer Agent, Warrant Agent, and Right Agent

        The transfer agent for the Company's securities, warrant agent for the Company's warrants, and right agent for the Company's rights is Continental Stock Transfer & Trust Company. The Company has agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent, warrant agent and right agent, its agents and each of its stockholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence or intentional misconduct of the indemnified person or entity.

 SHARES ELIGIBLE FOR FUTURE SALE

        We currently have 7,932,977 shares of common stock outstanding. Of these shares, the 170,477 shares of common stock are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the remaining shares are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. All of those shares have been placed in escrow and will not be transferable until they are released except in limited circumstances described our prospectus.

Lock-up Agreement

        In connection with the Business Combination, Pensare, Holdings and Navigation will enter into the Lock-up Agreement at the Closing. Under the terms of the Lock-up Agreement, Holdings and Navigation will agree not to sell or otherwise transfer certain of the shares of Pensare Common Stock issued to Holdings in the Business Combination which are beneficially owned by Navigation (or any of its permitted transferees) as specified therein. Such transfer restrictions will expire one year after the Closing or such earlier date as the Founder Shares held by Pensare's Initial Stockholders may be released from the escrow arrangements entered into in connection with Pensare's initial public offering.

Rule 144

        A person who has beneficially owned restricted shares of common stock, rights or warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale. Persons who have beneficially owned restricted shares of common stock for at least six months but who are our affiliates at the time of, or any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period a number of shares that does not exceed the greater of either of the following:

  •
  1% of the number of shares of common stock then outstanding, which currently equals 79,329 shares; and

  •
  the average weekly trading volume of the shares of common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

        Sales under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

        Historically, the SEC staff had taken the position that Rule 144 is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies, like us. The SEC has codified and expanded this position in the amendments discussed above by prohibiting the use of Rule 144 for resale of securities issued by any shell companies (other than business combination related shell companies) or any issuer that has been at any time previously a shell company. The SEC has provided an important exception to this prohibition, however, if the following conditions are met:

  •
  The issuer of the securities that was formerly a shell company has ceased to be a shell company;

  •
  the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

  •
  the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

  •
  at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

        As a result, it is likely that pursuant to Rule 144, our Sponsor will be able to sell its Founders' Shares freely without registration one year after we have completed our initial business combination assuming it is not an affiliate of ours at that time.

Rule 701

        In general, under Rule 701 of the Securities Act as currently in effect, each of Computex's employees, consultants or advisors who purchases equity shares from Computex in connection with a compensatory stock plan or other written agreement executed prior to the completion of the Business Combination is eligible to resell those equity shares in reliance on Rule 144, but without compliance with some of the restrictions, including the holding period, contained in Rule 144. However, the Rule 701 shares would remain subject to lockup arrangements and would only become eligible for sale when the lock-up period expires.

Registration Rights

        The holders of our Founders' Shares, as well as the holders of the Private Placement Warrants (and the underlying shares of common stock) and any warrants our Sponsor, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and the underlying shares of common stock) are entitled to registration rights pursuant to an agreement signed prior to or on the effective date of our initial public offering. The holders of a majority of these securities are entitled to make up to three demands that we register such securities. The holders of the majority of the Founders' Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the Private Placement Warrants or warrants issued to our Sponsor, officers, directors or their affiliates in payment of working capital loans made to us (in each case, including the underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. Notwithstanding anything to the contrary, EBC and its designees may only make a demand on one occasion and only during the five-year period beginning on the effective date of the registration statement filed with the SEC in connection with our initial public offering. In addition, the holders have certain "piggy-back" registration rights with respect to registration statements filed subsequent to our consummation of a business combination; provided, however, that EBC and its designees may participate in a "piggy-back" registration only during the seven-year period beginning on the effective date of the registration statement of which this prospectus forms a part. We will bear the expenses incurred in connection with the filing of any such registration statements.

        Pursuant to the Business Combination Agreement, after completion of the Business Combination, the Stock Consideration shall be registered in accordance with the Business Combination Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows the actual beneficial ownership of Pensare's Common Stock as of February 13, 2020 and pro forma information regarding the beneficial ownership of Common Stock on the date of the Closing by:

  •
  each person known by Pensare to beneficially own more than 5% of Pensare's outstanding Common Stock immediately prior to the consummation of the Business Combination and each person expected to beneficially own more than 5% of Pensare's Common Stock issued and outstanding immediately after the consummation of the Business Combination;

  •
  each of Pensare's current executive officers and directors;

  •
  each person who will become an executive officer or a director of Pensare upon consummation of the Business Combination;

  •
  all of Pensare's current executive officers and directors as a group; and

  •
  all of Pensare's executive officers and directors as a group upon consummation of the Business Combination.

        The Sponsor and Pensare's directors, officers, advisors or their affiliates may purchase Pensare's Common Stock in privately negotiated transactions or in the open market either prior to or following the completion of Pensare's initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of such shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or Pensare's directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination, or to satisfy the closing condition in the Business Combination Agreement that requires Pensare to have a minimum amount of cash at the Closing. This may result in the completion of the Business Combination that may not otherwise have been possible.

        In addition, if such purchases are made, the public "float" of Pensare's Common Stock and the number of beneficial holders of Pensare's securities may be reduced, possibly making it difficult for Pensare to obtain the quotation, listing or trading of its securities on a national securities exchange.

        Unless otherwise indicated, Pensare believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Pensare Warrants because such warrants are not exercisable within 60 days of the date of this proxy statement. The calculation of the pre-Business Combination percentage of beneficial ownership is based on 7,932,977 shares of Common Stock outstanding on February 13, 2020. It is anticipated that 14,599,644 shares of Common Stock will remain outstanding following the issuance of 6,666,667 shares of Common Stock in connection with Closing.

	Before the Transaction			After the Transaction
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Shares of Common Stock	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Shares of Common Stock
Current Directors and Executive Officers of Pensare:
Pensare Sponsor Group, LLC	5,818,500	(2)	73.3%	5,818,500	(2)(3)	39.9%
Darrell J. Mays	5,818,500	(2)	73.3%	5,818,500	(2)(3)	39.9%
Lawrence E. Mock, Jr.(4)	—		—	—		—
Dr. Robert Willis(4)	—		—	—		—
John Foley(4)	—		—	—		—
Jose Mas	—		—	—		—
U. Bertram Ellis, Jr.	27,000		*	27,000		*
Suzanne Shank	27,000		*	27,000		*
Karl Krapek	27,000		*	27,000		*
Dennis Lockhart	27,000		*	27,000		*
Dr. Klaas Baks	27,000		*	27,000		*
All directors and executive officers as a group (ten individuals)	5,953,500		75.0%	5,953,500		40.8%
Five Percent or More Holders and Certain Other Holders:
MasTec, Inc.(5)	1,701,000		21.4%	1,701,000	(3)	11.7%
Navigation Capital Partners II, L.P.(6)	—		—	4,273,002		29.27%

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each of the persons and entities is 1720 Peachtree Street, Suite 629, Atlanta, GA 30309.

(2)
Represents shares held by Pensare Sponsor Group, LLC, of which Mr. Mays is the managing member.

(3)
The total number of shares after the Business Combination does not include shares underlying the Private Placement Warrants which may not be exercised within 60 days of this proxy statement.

(4)
Mr. Mock, Dr. Willis and Mr. Foley hold economic interests in Pensare Sponsor Group, LLC and pecuniary interests in the securities held by Pensare Sponsor Group, LLC. Each of Mr. Mock, Dr. Willis and Mr. Foley disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(5)
According to a Form 3 filed with the SEC on July 3, 2019. The business address of this stockholder is 800 S Douglas Road, 12th Floor Coral Gables, FL 33134.

(6)
The information presented assumes no adjustments to the Consideration Amount. The final number of shares of Common Stock beneficially owned may be different based on adjustments to Consideration Amount.

 PRICE RANGE OF SECURITIES AND DIVIDENDS

Price Range of Pensare Securities

        The following table sets forth, on a per share basis for the periods indicated, the high and low sales price of Pensare's units, Common Stock, Warrants and Rights as reported on the NASDAQ for the periods presented. Pensare's units commenced public trading on July 27, 2017, and Pensare's Common Stock, Warrants and Rights commenced public trading on August 8, 2017.

	Price Range of Units		Price Range of Common Stock		Price Range of Warrants		Price Range of Rights
	Low	High	Low	High	Low	High	Low	High
2019
Quarter ended March 31	$9.74	$10.70	$10.08	$10.28	$0.15	$0.36	$0.20	$0.43
Quarter ended June 30	$10.50	$10.85	$10.26	$10.70	$0.1114	$0.35	$0.109	$0.33
Quarter ended September 30	$10.50	$10.85	$10.26	$10.90	$0.11	$0.35	$0.11	$0.33
Quarter ended December 30	$10.30	$11.28	$9.40	$11.21	$0.11	$0.40	$0.24	$0.39
2018
Quarter ended March 31	$10.30	$11.47	$7.75	$10.17	$0.45	$0.60	$0.42	$0.55
Quarter ended June 30	$10.27	$10.60	$9.68	$9.92	$0.40	$0.68	$0.30	$0.50
Quarter ended September 30	$10.20	$11.00	$9.85	$9.97	$0.52	$0.67	$0.40	$0.53
Quarter ended December 31	$10.40	$10.69	$9.94	$10.14	$0.15	$0.50	$0.18	$0.47
2017
July 27 through September 30(1)	$10.02	$10.33	$9.61	$9.72	$0.42	$0.60	$0.32	$0.48
Quarter ended December 31	$10.13	$10.40	$9.60	$9.70	$0.47	$0.74	$0.31	$0.50

(1)
The information for the quarter ending September 30, 2017 for the shares of common stock, rights and warrants reflects the high and low sales prices beginning as of August 8, 2017, the first day that holders of the units elected to separate their units into shares of common stock, rights and warrants.

        On July 29, 2019, the date before the public announcement of the Business Combination, Pensare's units, Pensare Common Stock, Pensare's Warrants and Pensare's Rights closed at $10.70, $10.43, $0.20 and $0.25, respectively.

Dividends

        Pensare has not paid any cash dividends on the Pensare Common Stock to date and does not intend to pay cash dividends prior to the completion of the Business Combination.

 ADDITIONAL INFORMATION

Submission of Stockholder Proposals

        We anticipate that the 2020 annual meeting of stockholders will be held no later than December 31, 2020. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

        In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year's annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Legal Matters

        The validity of the Pensare Common Stock to be issued in connection with the Business Combination will be passed upon by Greenberg Traurig, LLP, counsel to Pensare.

Experts

        The consolidated financial statements of Computex as of and for the years ended December 31, 2018, 2017 and 2016, appearing in this proxy statement and registration statement have been audited by UHY LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

        The financial statements as of and for the years ended March 31, 2019 and March 31, 2018 of Pensare appearing in this proxy statement have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Representatives of Marcum LLP are not expected to be present at the special meeting of the stockholders.

Delivery of Documents to Stockholders

        Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as "householding," reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

  •
  If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Pensare's proxy solicitor,

    at 470 West Avenue, Stamford, CT 06902, telephone number: (800) 662-5200, email: WRLS.info@morrowsodali.com; or

  •
  If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

Transfer Agent, Warrant Agent and Right Agent

        The transfer agent for Pensare's securities, warrant agent for Pensare's warrants, and right agent for Pensare's rights is Continental Stock Transfer & Trust Company. Pensare has agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent, warrant agent and right agent, its agents and each of its stockholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence or intentional misconduct of the indemnified person or entity.

 WHERE YOU CAN FIND MORE INFORMATION

        Pensare files reports, proxy statements, prospectuses and other information with the SEC as required by the Exchange Act. You can read Pensare's SEC filings, including this proxy statement, over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document Pensare files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

        If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the special meeting of stockholders, you should contact us by telephone or in writing:

  Pensare Acquisition Corporation
  1720 Peachtree Street
  Suite 629
  Atlanta, GA 30309
  Telephone: (404) 234-3098

        You may also obtain these documents by requesting them in writing or by telephone from Pensare's proxy solicitation agent at the following address and telephone number:

  Morrow Sodali LLC
  470 West Avenue
  Stamford, CT 06902
  Telephone: (800) 662-5200
  Banks and brokers: (203) 658-9400
  Email: WRLS.info@morrowsodali.com

        If you are a stockholder of Pensare and would like to request documents, please do so by February 20, 2020 to receive them before the Pensare special meeting of stockholders. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

        All information contained or incorporated by reference in this proxy statement relating to Pensare has been supplied by Pensare, and all such information relating to Computex has been supplied by Computex. Information provided by either Pensare or Computex does not constitute any representation, estimate or projection of any other party.

        Neither Pensare nor Computex has authorized anyone to give any information or make any representation about the Business Combination or their companies that is different from, or in addition to, that contained in this proxy statement or in any of the materials that have been incorporated in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

PART I—FINANCIAL INFORMATION

Item 1.    Financial Statements.

PENSARE ACQUISITION CORP.

CONDENSED BALANCE SHEETS

	December 31, 2019	March 31, 2019
	(Unaudited)
ASSETS
Current Assets
Cash	$163,211	$135,265
Cash and marketable securities held in Trust Account available to pay taxes	62,119	62,725
Prepaid expenses	30,457	10,398
Other current assets	12,455	12,266

Total Current Assets	268,242	220,654
Deferred tax asset	—	216,000
Office furniture and equipment, net of accumulated depreciation	10,989	13,734
Cash and marketable securities held in Trust Account	1,802,415	290,392,032

TOTAL ASSETS	$2,081,646	$290,842,420

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current Liabilities
Accounts payable and accrued expenses	$6,312,526	$5,214,351
Taxes payable	62,119	62,725
Promissory notes-related party	6,817,734	1,864,745
Convertible promissory notes-related party	1,500,000	1,357,628

Total Current Liabilities	14,692,379	8,499,449

Commitments and Contingencies
Common stock subject to possible redemption, 0 and 26,984,101 shares at redemption value as of December 31, 2019 and March 31, 2019, respectively	—	277,342,970

Stockholders' (Deficit) Equity
Preferred stock, $0.001 par value; 1,000,000 authorized; none issued and outstanding	—	—
Common stock, $0.001 par value; 100,000,000 shares authorized; 7,932,977 and 9,032,109 shares issued and outstanding as of December 31, 2019 and March 31, 2019 (excluding 0 and 26,984,101 shares subject to possible redemption, respectively)	7,933	9,033
Additional paid-in capital	—	6,580,407
Accumulated deficit	(12,618,666)	(1,589,439)

Total Stockholders' (Deficit) Equity	(12,610,733)	5,000,001

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY	$2,081,646	$290,842,420

The accompanying notes are an integral part of the unaudited condensed financial statements.

PENSARE ACQUISITION CORP.

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2019	2018	2019	2018
Operating costs	$663,593	$849,248	$4,091,630	$2,209,291

Loss from operations	(663,593)	(849,248)	(4,091,630)	(2,209,291)
Other income:
Interest income	9,370	1,477,292	1,360,874	3,785,945

(Loss) income before provision for income taxes	(654,223)	628,044	(2,730,756)	1,576,654
Benefit (provision) for income taxes	—	207,857	(216,000)	192,227

Net (loss) income	$(654,223)	$835,901	$(2,946,756)	$1,768,881

Weighted average shares outstanding, basic and diluted	8,007,974	8,590,442	8,521,944	8,537,232

Basic and diluted net loss per common share	$(0.08)	$(0.06)	$(0.35)	$(0.20)

The accompanying notes are an integral part of the unaudited condensed financial statements.

PENSARE ACQUISITION CORP.

CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS' (DEFICIT) EQUITY

For the three and nine months ended December 31, 2019 and 2018

(Unaudited)

	Common Stock			Retained Earnings (Accumulated Deficit)
			Additional Paid-in Capital		Total Stockholders' (Deficit) Equity
	Shares	Amount
Balance, September 30, 2019	8,068,265	$8,068	$—	$(10,536,105)	$(10,528,037)
Common stock subject to possible redemption	(135,288)	(135)	—	(1,428,338)	(1,428,473)
Net Loss	—	—	—	(654,223)	(654,223)

Balance, December 31, 2019	7,932,977	$7,933	$—	$(12,618,666)	$(12,610,733)

	Common Stock		Additional Paid-in Capital in Capital	Retained Earnings (Accumulated Deficit)
					Total Stockholders' (Deficit) Equity
	Shares	Amount
Balance, September 30, 2018	8,590,442	$8,590	$6,637,669	$(1,646,258)	$5,000,001
Common stock subject to possible redemption	52,806	53	(835,954)	—	(835,901)
Net Income	—	—	—	835,901	835,901

Balance, December 31, 2018	8,643,248	$8,643	$5,801,715	$(810,357)	$5,000,001

The accompanying notes are an integral part of the unaudited condensed financial statements.

PENSARE ACQUISITION CORP.

CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS' (DEFICIT) EQUITY (Continued)

For the three and nine months ended December 31, 2019 and 2018

(Unaudited)

	Common Stock			Retained Earnings (Accumulated Deficit)
			Additional Paid-in Capital		Total Stockholders' (Deficit) Equity
	Shares	Amount
Balance, March 31, 2019	9,032,109	$9,033	$6,580,407	$(1,589,439)	$5,000,001
Common stock subject to possible redemption	(1,099,132)	(1,100)	(6,580,407)	(8,082,471)	(14,663,978)
Net Loss	—	—	—	(2,946,756)	(2,946,756)

Balance, December 31, 2019	7,932,977	$7,933	$—	$(12,618,666)	$(12,610,733)

	Common Stock			Retained Earnings (Accumulated Deficit)
			Additional Paid-in Capital		Total Stockholders' (Deficit) Equity
	Shares	Amount
Balance, March 31, 2018	8,469,986	$8,470	$7,570,769	$(2,579,238)	$5,000,001
Common stock subject to possible redemption	173,262	173	(1,769,054)	—	(1,768,881)
Net Income	—	—	—	1,768,881	1,768,881)

Balance, December 31, 2018	8,643,248	$8,643	$5,801,715	$(810,357)	$5,000,001

The accompanying notes are an integral part of the unaudited condensed financial statements.

PENSARE ACQUISITION CORP.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended December 31,
	2019	2018
Cash Flows from Operating Activities:
Net (loss) income	$(2,946,756)	$1,768,881
Adjustments to reconcile net (loss) income to net cash used in operating activities
Interest earned on marketable securities held in Trust Account	(1,360,874)	(3,785,945)
Depreciation	2,745	2,745
Deferred income taxes	216,000	(216,000)
Changes in operating assets and liabilities:
Prepaid expenses	(20,059)	41,347
Other current assets	(189)	421
Taxes payable	(606)	101,389
Accounts payable and accrued expenses	1,098,175	568,356

Net cash used in operating activities	(3,011,564)	(1,518,806)

Cash Flows from Investing Activities:
Withdrawal from Trust Account for payment of taxes	82,400	175,195
Investment of cash in Trust Account	(2,138,251)	—
Withdrawal from Trust Account for redemption of common stock	292,006,948	—

Net cash provided by investing activities	289,951,097	175,195

Cash Flows from Financing Activities:		—
Payment for redemption of common stock	(292,006,948)	—
Proceeds from promissory notes—related parties	4,952,989	—
Proceeds from convertible promissory notes—related parties	142,372	1,000,000

Net cash (used in) provided by financing activities	(286,911,587)	1,000,000

Net Change in Cash	27,946	(343,611)
Cash—Beginning	135,265	482,676

Cash—Ending	$163,211	$139,065

Supplemental Information
Income taxes paid	$225	$31,163

Non—Cash investing and financing activities:
Change in value of common stock subject to possible redemption	$(12,525,727)	$(1,768,881)

The accompanying notes are an integral part of the unaudited condensed financial statements.

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

DECEMBER 31, 2019

(Unaudited)

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

        Pensare Acquisition Corp. (the "Company"), is a blank check company incorporated in Delaware on April 7, 2016. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets with one or more targets (a "Business Combination"). Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company intends to focus on businesses in the wireless telecommunications industry in the United States.

        All activity through December 31, 2019 relates to the Company's formation, its initial public offering ("Initial Public Offering") as described below, identifying a target company for a Business Combination and activities in connection with the proposed mergers with U.S. TelePacific Holdings Corp. d/b/a TPx Communications ("TPx") and Stratos Management Systems, Inc., a Delaware corporation ("Computex"). On May 20, 2019, the Company mutually agreed with TPx to terminate the Business Combination Agreement (the "TPx Agreement") between the Company, TPx and Tango Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), pursuant to a Termination of Business Combination Agreement dated as of May 20, 2019, effective as of such date. As a result of the termination of the TPx Agreement, effective as of May 20, 2019, the TPx Agreement is of no further force or effect, and no party to the TPx Agreement shall have any liability under the TPx Agreement except as otherwise expressly set forth in the agreement. On July 24, 2019, the Company entered into a Business Combination Agreement (the "Agreement") among the Company, Stratos Management Systems, Inc. a Delaware corporation ("Computex"), Merger Sub and Stratos Management Systems Holdings, LLC, a Delaware limited liability company ("Holdings").

        The registration statements for the Company's Initial Public Offering were declared effective on July 27, 2017. On August 1, 2017, the Company consummated the Initial Public Offering of 27,000,000 units ("Units" and with respect to the shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), included in the Units, the "Public Shares") at $10.00 per Unit, generating gross proceeds of $270,000,000, which is described in Note 4.

        Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 9,500,000 private placement warrants ("Private Placement Warrants") at a price of $1.00 per warrant in a private placement to the Sponsor, MasTec, Inc. ("MasTec") and EarlyBirdCapital, Inc. ("EBC"), generating gross proceeds of $9,500,000, which is described in Note 5.

        Following the closing of the Initial Public Offering on August 1, 2017, an amount of $270,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Warrants was placed in a trust account (the "Trust Account") and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

and (ii) the distribution of the Trust Account, as described below, except that interest earned on the Trust Account can be released to pay the Company's tax obligations.

        On August 4, 2017, the underwriters exercised their over-allotment option in full resulting in an additional 4,050,000 Units being issued for $40,500,000, less the underwriters' discount of $1,012,500, netting $39,487,500, which was deposited into the Trust Account. In connection with the underwriters' exercise of their over-allotment option in full, the Company also consummated the sale of an additional 1,012,500 Private Placement Warrants at $1.00 resulting in a total of $310,500,000 held in the Trust Account.

        On August 7, 2017, the Company announced that the holders of the Company's units may elect to separately trade the Common Stock, warrants and rights underlying the units commencing on August 8, 2017. No fractional warrants will be issued upon separation of the units only whole warrants will trade. Those units that are not separated will continue to trade on the NASDAQ Capital Market under the symbol "WRLSU" and the Common Stock, warrants and rights are expected to trade under the symbols "WRLS," "WRLSW" and "WRLSR", respectively.

        Transaction costs amounted to $8,646,303, consisting of $7,762,500 of underwriting fees, and $883,803 of other costs. In addition, as of December 31, 2019, $163,211 of cash was held outside of the Trust Account, which is available for working capital purposes.

        The Company's management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and Private Placement Warrants (subject to terms and conditions set forth in the certain trust agreement), although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

        The Company will provide its stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then on deposit in the Trust Account, net of taxes payable (initially $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company's warrants or rights. The Common Stock subject to redemption has been recorded at redemption value and classified as temporary equity upon the completion of the Offering, in accordance with Accounting Standards Codification ("ASC") Topic 480 "Distinguishing Liabilities from Equity." The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, in the case of a stockholder vote, a majority of the outstanding shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, conduct the redemptions pursuant to the tender offer rules of

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

the Securities and Exchange Commission ("SEC"), and file tender offer documents with the SEC prior to completing a Business Combination. If, however, a stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Initial Stockholders (as defined below) have agreed to vote their Founder Shares (as defined in Note 6), and any Public Shares held by them in favor of approving a Business Combination and not to redeem any shares. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

        On July 25, 2019, the Company issued a press release announcing the execution of a Business Combination Agreement (the "Agreement") among the Company, Stratos Management Systems, Inc. a Delaware Corporation ("Computex"), Tango Merger Sub Corp., a Delaware corporation and Statos Management Systems Holdings, LLC, a Delaware limited liability company, pursuant to which the Company agreed to acquire Computex in a transaction (the "Transaction") that will result in Computex becoming a wholly owned subsidiary of the Company. Computex is an industry-leading IT service provider of choice focused on helping customers transform their businesses through technology. Computex offers a comprehensive portfolio of managed IT services to a wide range of clients including Unified Communications-as-a-Service ("UCaaS"), directory and messaging services, enterprise networking, cybersecurity, collaboration, data center, integration, storage, backup, virtualization, and converged infrastructure. On December 20, 2019, the Company entered into Amendment No. 1 to the Agreement (the "Amendment"). The Amendment amends the Agreement to among other things (i) reduce the aggregate merger consideration payable from $65 million to $60 million, (ii) change the allocation of the merger consideration so that it is payable as follows: (a) an amount in cash equal to two-thirds of the cash raised by Pensare in the PIPE transactions less $5 million, subject to a cap of $20 million, (b) $5 million of any securities, other than shares of Pensare's common stock, sold in the PIPE transaction (the "PIPE Securities"), and (c) the balance of the merger consideration in shares of the Company's common stock, (iii) provide for the optional redemption of some or all of the PIPE Securities following the closing of the merger, to the extent that Pensare raises additional funds in private placements following the merger of , (iv) adjust a condition to the closing of the merger to require that Pensare shall have at least an aggregate of $35 million of cash held either in or outside of the Trust Account at the effective time of the merger (reduced from $250 million): and (v) adjust the date by which the closing of the merger must occur from December 31, 2019 to April 1, 2020.

        Additionally, on July 25, 2019, the Company announced that they entered into a non-binding letter of intent to acquire a second company, a leading developer of UCaaS technology and that they have joined AT&T Partner Exchange®, a platform pursuant to which theu will be able to bundle and resell certain AT&T branded products and solutions with their own services following the consummation of the Transaction.

        On September 11, 2019, the Company received a written notice (the "First Notice") from the Listing Qualifications Department of The Nasdaq Stock Market ("Nasdaq") indicating that the Company is not in compliance with Listing Rule 5550(a)(3) (the "Minimum Public Holders Rule"),

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

which requires the Company to have at least 300 public holders for continued listing on the NASDAQ Capital Market. The First Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company's securities on the NASDAQ Capital Market. The First Notice states that the Company has 45 calendar days to submit a plan to regain compliance with the Minimum Public Holders Rule. The Company intends to submit a plan to regain compliance with the Minimum Public Holders Rule within the required timeframe. If Nasdaq accepts the Company's plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the First Notice to evidence compliance with the Minimum Public Holders Rule. If Nasdaq does not accept the Company's plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

        On November 26, 2019, at the Special Meeting of the Company's Stockholders (the "Special Meeting"), the Company's stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Charter Amendment") to extend the date by which the Company has to consummate a business combination (the "Extension") for an additional four months, from December 1, 2019 to April 1, 2020. The affirmative vote of at least a majority of the outstanding shares of Common Stock was required to approve the Charter Amendment. The Charter Amendment was approved with 7,731,372 votes cast in favor of the proposal, one vote cast against the proposal and no abstentions. The purpose of the Extension is to allow the Company more time to complete a Business Combination. In connection with the Special Meeting and the resulting Charter Amendment, 135,288 of the shares of the Company's Common Stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.56 per share.

        In connection with the proposed Transaction, the Company filed a preliminary proxy statement with the SEC relating to the Transaction on October 8, 2019. Amendment No. 1 to the preliminary proxy statement was filed with the SEC on December 26, 2019. The Company will mail a definitive proxy statement and other relevant documents to its stockholders. The Company's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with our solicitation of proxies for the special meeting to be held to approve the Transaction because these proxy statements will contain important information about the Company, Computex, and the Transaction. The definitive proxy statement will be mailed to the Company's stockholders as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Pensare Acquisition Corp., 1720 Peachtree Street, Suite 629, Atlanta, GA 30309, or by calling (404) 234-3098.

        The Company has until April 1, 2020 to consummate a Business Combination (the "Combination Period"). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders' rights as

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company's board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law.

        The Sponsor and other holders of Founder Shares prior to the Initial Public Offering (the "Initial Stockholders") have agreed to (i) waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the consummation of a Business Combination, (ii) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to consummate a Business Combination within the Combination Period and (iii) not to propose an amendment to the Company's Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company's obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination within the Combination Period, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment. However, the Initial Stockholders will be entitled to liquidating distributions with respect to any Public Shares acquired if the Company fails to consummate a Business Combination and liquidates within the Combination Period. In the event of such distribution, it is possible that the per share value of all the assets available for distribution (including Trust Account assets) will be less than the $10.00 per Unit in the Offering.

        In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company's indemnity of the underwriters of the Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company's independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

2. LIQUIDITY

        As of December 31, 2019, the Company had $163,211 in its operating bank accounts, $1,864,534 (including interest income) in cash and marketable securities held in the Trust Account to be used for a Business Combination, to repurchase or convert stock, or to pay corporate taxes in connection therewith and a working capital deficit of $14,424,137. As of December 31, 2019, a portion of the interest income, of $62,119 has been recorded as a current asset and is available to pay the Company's

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

2. LIQUIDITY (Continued)

tax obligations. To date, the Company has withdrawn $418,674 of interest from the Trust Account in order to pay the Company's tax obligations.

        Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluation of prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting target businesses to acquire, and structuring, negotiating and consummating the Business Combination.

        The Company may need to raise additional capital through loans or additional investments from our Sponsor, stockholders, officers, directors, or third parties. Our officers, directors and Sponsor may, but are not obligated to, loan us funds, from time to time, in whatever amount they deem reasonable in their sole discretion, to meet our working capital needs.

        If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available on commercially acceptable terms, if at all. Even if they can obtain sufficient financing or raise additional capital, they only have until April 1, 2020 to consummate a Business Combination. There is no assurance that we will be able to do so prior to April 1, 2020.

        If the Company does not complete a Business Combination by April 1, 2020 and the stockholders have not approved an extension to such deadline, they will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account not previously released to them, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company's obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company cannot assure that it will have funds sufficient to pay or provide for all creditors' claims.

        For the period from April 1, 2019 through December 31, 2019, the Sponsor advanced the Company $2,957,110 for working capital purposes. As of December 31, 2019, the Sponsor advanced the Company $4,314,738 for working capital purposes. These advances are included on the balance sheet as part of promissory notes-related party in addition to the Trust Loans discussed in Note 6. The Working Capital Loans, evidenced by promissory notes, shall be payable without interest upon consummation of a Business Combination or, at the holder's discretion, up to $1,500,000 of the note may be converted into warrants ("Warrants") at a conversion price of $1.00 per Warrant. Each Warrant will contain terms identical to those of the warrants issued in the private placement, entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share as more fully described in the prospectus for the IPO dated July 27, 2017. The Working Capital Loans would either be paid

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

2. LIQUIDITY (Continued)

upon consummation of a Business Combination, without interest, or, at the holders discretion, up to $1,500,000 of the Working Capital Loans may be converted into Warrants at a price of $1.00 per Warrant.

        In addition, two of the Company's service providers agreed to defer the payment of fees owed to them until the consummation of a Business Combination, which amounted to $5,901,174 as of December 31, 2019. Such fees are included in accounts payable and accrued expenses in the accompanying balance sheet at December 31, 2019. Based on the foregoing, the Company believes it will have sufficient cash to meet its needs for the next three months (through April 1, 2020). Upon the consummation of the Company's initial business combination, up to $1,500,000 of the aggregate promissory notes may be convertible into warrants of the Company at a price of $1.00 per warrant.

        In addition, the Company holds a Commitment Letter from its Chief Executive Officer and managing member of the Sponsor, whereby the managing member of the Sponsor commits to funding any working capital shortfalls through the earlier of an initial business combination or the Company's liquidation. The loans would be issued as required and each loan would be evidenced by a promissory note, up to an aggregate of $750,000. If the Company does not complete a business combination, any such loans will be forgiven. On August 8, 2019, the Company signed a $700,000 promissory note with an affiliate of the Sponsor. This promissory note shall be payable without interest and due upon the consummation of a Business Combination.

        The Company may raise additional capital through loans or additional investments from the Sponsor or its stockholders, officers, directors, or third parties. The Company's officers and directors and the Sponsor may, but, except as described above, are not obligated to, loan the Company funds, from time to time, in whatever amount they deem reasonable in their sole discretion, to meet the Company's working capital needs.

        None of the Sponsor, stockholders, officers or directors, or third parties is under any obligation to advance funds to, or invest in, the Company, except for the $750,000 commitment discussed above. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. Even if the Company can obtain sufficient financing or raise additional capital, it only has until April 1, 2020 to consummate a business combination. There is no assurance that the Company will be able to do so prior to April 1, 2020.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

        The accompanying unaudited condensed financial statements are presented in conformity with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the Securities and Exchange Commissions ("SEC"). Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting.

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

        The accompanying unaudited condensed financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended March 31, 2019 as filed with the SEC on June 14, 2019, which contains the audited financial statements and notes thereto. The financial information as of March 31, 2019 is derived from the audited financial statements presented in the Company's Annual Report on Form 10-K for the year ended March 31, 2019. The interim results for the nine months ended December 31, 2019 are not necessarily indicative of the results expected for the year ending March 31, 2020 or any future interim periods.

Emerging growth company

        The Company is an "emerging growth company," as defined in Section 2(a) of the Securities Act of 1933, as amended, (the "Securities Act"), as modified by the Jumpstart our Business Startups Act of 2012, (the "JOBS Act"), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

        Further, Section 102(b) (1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company's financial statements with another public company, which is neither an emerging growth company nor an emerging growth company, which has opted out of using the extended transition period, difficult or impossible because of the potential differences in accounting standards used.

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of estimates

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

        Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

        The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2019 and March 31, 2019.

Cash and marketable securities held in Trust Account

        At December 31, 2019 and March 31, 2019, the assets held in the Trust Account were held in cash and U.S. Treasury Bills and are classified as trading securities.

Common stock subject to possible redemption

        The Company accounts for its Common Stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification ("ASC") Topic 480 "Distinguishing Liabilities from Equity." Common Stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable Common Stock (including Common Stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company's control) is classified as temporary equity. At all other times, common stock is classified as stockholders' equity. The Common Stock features certain redemption rights that are considered to be outside of the Company's control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2019 and March 31, 2019, Common Stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders' equity section of the Company's balance sheets.

Income taxes

        The Company complies with the accounting and reporting requirements of ASC Topic 740 "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred income tax asset to the amount expected to be realized.

        At December 31, 2019 and March 31, 2019, management had determined that it is more likely than not, that its deferred income tax asset, which previously had been reduced by a valuation allowance, will not be realized within this year. The deferred income tax asset of $0 and $216,000, respectively, arose from tax benefits related to net operating losses not previously utilized.

        ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of December 31, 2019 and March 31, 2019, there were no unrecognized tax benefits and no amounts accrued for interest and penalties.

        The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

        The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company has identified its Federal tax return and its State tax returns in Delaware, Georgia, New York and North Carolina as "major" tax jurisdictions. The Company's management does not expect that the total amount of unrecognized tax benefits will materially change over the next year.

Net loss per common share

        The Company complies with accounting and disclosure requirements of ASC Topic 260, "Earnings Per Share." Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. Shares of Common Stock subject to possible redemption at December 31, 2019 and December 31, 2018 have been excluded from the calculation of basic income (loss) per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of (1) warrants sold in the Initial Public Offering and private placement to purchase 15,525,000 and 10,512,500 shares of Common Stock, respectively, (2) rights sold in the Initial Public Offering that convert into 3,105,000 shares of Common Stock, (3) the unit purchase option of up to 1,350,000 Units sold to the underwriters, exercisable at $10.00 per Unit, which consists of 1,350,000 shares of Common Stock, 675,000 warrants (convertible into 675,000 shares of Common Stock), and 1,350,000 rights (convertible into 135,000 shares of Common Stock) and, 4) $1,500,000 of promissory notes, which is payable without interest upon consummation of a Business Combination or, at the holder's discretion, which may be converted, in part, into Warrants at a conversion price of $1.00 per Warrant, in the calculation of diluted loss per share, since the exercise of the warrants, the conversion of the rights into shares of Common Stock and conversion of the working capital loan are contingent upon the occurrence of a future event. As a result, diluted loss per common share is the same as basic loss per common share for the periods.

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reconciliation of net loss per common share

        The Company's net income is adjusted for the portion of income that is attributable to Common Stock subject to redemption, as these shares only participate in the income of the Trust Account and not the losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:

	For the Three Months Ended December 31, 2019	For the Three Months Ended December 31, 2018	For the Nine Months Ended December 31, 2019	For the Nine Months Ended December 31, 2018
Net (loss) income	$(654,223)	$835,901	$(2,946,756)	$1,768,881
Less: Income attributable to ordinary shares subject to redemption (a)	—	(1,370,364)	—	(3,509,917)

Adjusted loss	$(654,223)	$(534,463)	$(2,946,756)	$(1,714,036)

Weighted average share outstanding, basic and diluted	8,007,974	8,590,442	8,521,944	8,537,232

Basic and diluted net loss per ordinary share	$(0.08)	$(0.06)	$(0.35)	$(0.20)

(a) Interest Income	$9,370	$1,477,292	$1,360,874	$3,785,945
Less: Taxes	3,119	66,922	298,019	173,561

	6,251	1,410,370	1,062,855	3,612,384
Percentage of ordinary shares subject to redemption to total ordinary shares	0.00%	97.16%	0.00%	97.16%
Income attributable to ordinary shares subject to redemption	$—	$1,370,364	$—	$3,509,917

Concentration of credit risk

        Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At December 31, 2019 and March 31, 2019, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of financial instruments

        The fair value of the Company's assets and liabilities, which qualify as financial instruments under ASC Topic 820, "Fair Value Measurements and Disclosures," approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently issued accounting pronouncements

        Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company's condensed financial statements.

4. INITIAL PUBLIC OFFERING

        Pursuant to the Initial Public Offering the Company sold 27,000,000 units at a purchase price of $10.00 per Unit. Each Unit consists of one share of Common Stock, par value of $0.001 of the Company ("Common Stock"), one right ("Public Right") and one-half of one redeemable warrant ("Public Warrant"). Each Public Right will convert into one-tenth (1/10) of one share of Common Stock upon consummation of a Business Combination (see Note 8). Each whole Public Warrant entitles the holder to purchase one share of Common Stock at an exercise price of $11.50 (see Note 8).

        On August 4, 2017, the over-allotment option was exercised in full and the underwriters purchased 4,050,000 additional Units at $10.00 per Unit, generating gross proceeds of $40,500,000.

        Proceeds of $310,500,000 from the Initial Public Offering and Private Placement Warrants are held in the trust account, along with any additional interest earned thereon not used to pay for taxes.

5. PRIVATE PLACEMENT

        Simultaneously with the Initial Public Offering, the Sponsor, MasTec and EBC purchased 9,500,000 Private Placement Warrants at $1.00 per warrant in a private placement generating gross proceeds of $9,500,000. Simultaneously with the sale of the over- allotment Units, the Company consummated the sale of an additional 1,012,500 warrants at $1.00 per warrant, generating gross proceeds of $1,012,500. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering to be held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants are identical to the Warrants sold in the Offering except that the Private Placement Warrants (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the initial purchaser or any of its permitted transferees. In addition, the Private Placement Warrants and their component securities may not be transferable, assignable or salable until 30 days after the consummation of a Business Combination, subject to certain limited exceptions.

6. RELATED PARTY TRANSACTIONS

Founder Shares

        In May 2016, the Company issued 10,000 shares of Common Stock to the Sponsor for $10.

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

6. RELATED PARTY TRANSACTIONS (Continued)

        In May 2017, the Company issued an additional 7,177,500 shares of Common Stock to the Sponsor and certain other persons (collectively, the "Founder Shares") for an aggregate purchase price of $24,990, or approximately $0.0035 per share. In June 2017, the Sponsor transferred 1,575,000 of such shares to MasTec for the same purchase price originally paid for such shares. In July 2017, the company effected a stock dividend with respect to the Common Stock of 575,000 shares, resulting in the Initial Stockholders holding an aggregate of 7,762,500 shares. All share and per share, amounts have been retroactively restated to reflect the stock dividend. The Founder Shares included an aggregate of up to 1,012,500 shares that were subject to forfeiture by the Initial Stockholders to the extent that the underwriters' over-allotment was not exercised in full or in part, so that the Initial Stockholders would own, on an as-converted basis, 20% of the Company's issued and outstanding shares after the Offering. As a result of the underwriters' election to exercise their over-allotment option in full on August 4, 2017, 1,012,500 Founder shares are no longer subject to forfeiture.

        The Initial Stockholders have agreed that, subject to certain limited exceptions, the Founder Shares will not be transferred, assigned or sold until one year after the date of the consummation of a Business Combination or earlier if, subsequent to a Business Combination, the last sales price of the Company's Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period.

Related Party Loans

        For the period from April 1, 2019 through December 31, 2019, the Sponsor advanced the Company $2,957,110 for working capital purposes. As of December 31, 2019 and March 31, 2019, the Sponsor loaned the Company $4,314,738 and $1,357,628 for working capital purposes, respectively. These advances are included on the balance sheet as part of promissory notes-related party in addition to the Trust Loans. The Working Capital Loans, evidenced by a promissory note, shall be payable without interest upon consummation of a Business Combination or, at the holder's discretion, the note may be converted into Warrants at a conversion price of $1.00 per Warrant. Each Warrant will contain terms identical to those of the warrants issued in the private placement, entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share as more fully described in the prospectus for the IPO dated July 27, 2017.

        In order to finance transaction costs in connection with a Business Combination, the Sponsor, the Company's officers and directors may, but are not obligated to, loan the Company funds from time to time or at any time, as may be required ("Working Capital Loans"). Each Working Capital Loan would be evidenced by a promissory note. The Working Capital Loans would either be paid upon consummation of a Business Combination, without interest, or, at the holder's discretion, up to $1,500,000 of the Working Capital Loans may be converted into Warrants at a price of $1.00 per Warrant. The Warrants would be identical to the Private Placement Warrants.

        The Company received a Commitment Letter from the managing member of the Sponsor, whereby the Sponsor commits to funding any working capital shortfalls through the earlier of an initial business combination or the Company's liquidation. The loans would be issued as required and a promissory

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

6. RELATED PARTY TRANSACTIONS (Continued)

note, up to an aggregate of Seven Hundred and Fifty Thousand Dollars $750,000, would evidence each loan. The loans will be non-interest bearing, unsecured and payable upon the consummation of the Company's initial business combination or at the holder's discretion. If the Company does not complete a business combination, any such loans will be forgiven. As of December 31, 2019, the Company had no promissory notes outstanding related to this commitment.

        On April 22, 2019, the Company announced that the Sponsor, had agreed to contribute to the Trust Account, as a loan, $0.033 for each share of Common Stock issued in the initial public offering that was not redeemed in connection with the stockholder vote to approve an amendment to the Company's amended and restated certificate of incorporation to extend the date by which they have to consummate a Business Combination for an additional three months, from May 1, 2019 to August 1, 2019. On May 31, 2019, the Company announced that the Sponsor had determined to adjust the contributions that it would make to the Trust Account and that the Company would offer its public stockholders the right to redeem their Public Shares in connection with such adjustment. Holders of 18,361,687 shares of the Common Stock elected to redeem their shares for their pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. The per-share redemption amount for such redeemed Public Shares was approximately $10.39. After giving effect to the redemptions, 13,822,538 shares of the Common Stock (including 6,060,038 Public Shares) remained issued and outstanding. Additionally, as previously reported on May 31, 2019, the Sponsor agreed to contribute to the Trust Account as a loan $0.033 for each Public Share that was not redeemed for each of June and July 2019, up to a maximum of $200,000 per month. Accordingly, the Sponsor made contributions to the Trust Account of approximately $399,962 in the aggregate for June and July 2019.

        On February 1, 2019, the Company signed a promissory note agreeing to repay up to $2,797,117 of advances to be made by the Sponsor to cover contribution payments of $932,372 on February 28, 2019, $932,373 on March 12, 2019 and $932,372 on April 12, 2019 due to the Trust Account. On May 9, 2019, the Company updated its promissory note to include $805,916 of additional advances made by the Sponsor to cover contribution payments due to the Trust Account. On August 5, 2019, the Company again updated its promissory note to include $399,962 of additional advances made by the Sponsor to cover contribution payments due to the Trust. As of December 31, 2019 and March 31, 2019, $4,002,997 and $1,864,745 was advanced under that note, respectively.

        Promissory notes—related party loans were $6,817,734 and $1,864,745, at December 31, 2019 and March 31, 2019, respectively.

        Convertible promissory notes payable—related party loans were $1,500,000 and $1,357,628, at December 31, 2019 and March 31, 2019, respectively.

Related Party Fees

        The Company has incurred related party administrative fees of $20,000 per month from August 2017 through April 2019. These costs have been included in the operating costs in the company's statements of operations. The administrative fees incurred and paid by the Company were $20,000 and $180,000 for the nine months ending December 31, 2019 and 2018, respectively.

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

6. RELATED PARTY TRANSACTIONS (Continued)

        The Company shares office space with an affiliate and participates in a cost sharing arrangement in a month to month leasing arrangement. Expenses incurred under this agreement for the period of July 1, 2019 through December 31, 2019 were $165,110. These expenses have been incurred but not paid and are reflected in the promissory notes—related party.

7. COMMITMENTS AND CONTINGENCIES

Registration Rights

        The holders of the Founder Shares, Private Placement Warrants (and their underlying securities) and any warrants that may be issued upon conversion of the Working Capital Loans (and their underlying securities) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the Initial Public Offering. The holders of a majority of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders will have certain "piggy-back" registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement will provide that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Business Combination Marketing Agreement

        The Company has engaged EBC as an advisor in connection with a Business Combination to assist the Company in holding meetings with its stockholders to discuss a potential Business Combination and the target business' attributes, introduce the Company to potential investors that are interested in purchasing securities, assist the Company in obtaining stockholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with a Business Combination. The Company will pay EBC a cash fee for such services upon the consummation of an initial Business Combination in an amount equal to 3.5% of the gross proceeds of the offering (exclusive of any applicable finders' fees which might become payable); provided that the Company has the right to allocate up to 30% of the fee to any of the underwriters in the offering or other FINRA member firms the Company retains to assist it in connection with its initial Business Combination.

Loss Contingency

        On December 16, 2019, Pensare received a complaint filed by one of its vendors for alleged breach of contract asking for approximately $351,000. Pensare believes that it is reasonably possible, but not probable, that a liability has been incurred and intends to vigorously defend its position.

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

8. STOCKHOLDERS' EQUITY

        Preferred Stock—The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.001. At December 31, 2019 and March 31, 2019, there were no shares of preferred stock issued or outstanding.

        Common Stock—The Company is authorized to issue 100,000,000 shares of Common Stock with a par value of $0.001 per share. Holders of the Company's Common Stock are entitled to one vote for each share. As of December 31, 2019 and March 31, 2019, there were 7,932,977 and 9,032,109, respectively, shares of Common Stock issued and outstanding (excluding 0 and 26,984,101 shares subject to possible redemption).

        Rights—Each holder of a right will receive one-tenth (1/10) of one share of Common Stock upon consummation of a Business Combination, even if the holder of such right redeemed all shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the Common Stock will receive in the transaction on an as-converted into Common Stock basis and each holder of a right will be required to affirmatively covert its rights in order to receive 1/10 share underlying each right (without paying additional consideration). The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

        If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company's assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights.

        Warrants—Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Common Stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available.

        The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Common stock issuable upon exercise of the Public Warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

8. STOCKHOLDERS' EQUITY (Continued)

provisions of the warrant agreement. Notwithstanding the foregoing, if a registration statement covering the shares of Common stock issuable upon exercise of the Public Warrants is not effective within 90 business days immediately following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

        The Private Placement Warrants are identical to the Public Warrants underlying the Units being sold in the Offering, except that the Private Placement Warrants and the Common Stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

        The Company may redeem the Public Warrants (except with respect to the Placement Warrants):

  •
  in whole and not in part;

  •
  at a price of $0.01 per warrant;

  •
  at any time during the exercise period;

  •
  upon a minimum of 30 days' prior written notice of redemption;

  •
  if, and only if, the last sale price of the Company's Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders; and

  •
  if, and only if, there is a current registration statement in effect with respect to the shares of Common Stock underlying such warrants.

        If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a "cashless basis," as described in the warrant agreement.

        The exercise price and number of shares of Common Stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of Common Stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

8. STOCKHOLDERS' EQUITY (Continued)

within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company's assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

        Unit Purchase Options—The Company sold to EBC and its co-underwriters, for $100, an option to purchase up to 1,350,000 units exercisable at $10.00 per Unit (or an aggregate exercise price of $13,500,000) commencing on the consummation of a Business Combination. The unit purchase option may be exercised for cash or on a cashless basis, at the holder's option, and expires on July 27, 2022. The Units issuable upon exercise of this option are identical to those offered in the Offering. The Company has accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders' equity.

        The Company estimated that the fair value of this unit purchase option was $4,547,505 (or $3.37 per Unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriters was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.80% and (3) expected life of five years. The option and the 1,350,000 Units have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA's NASDAQ Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of Offering except to any underwriter and selected dealer participating in the Offering and their bona fide officers or partners. The option grants to holders demand and "piggy back" rights for periods of five and seven years, respectively, from the effective date of the registration statement with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions, which will be paid for by the holders themselves.

        The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company's recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of Common Stock at a price below its exercise price.

9. FAIR VALUE MEASUREMENTS

        The Company follows guidance in ASC 820 for its financial assets and liabilities that are re-measured at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

        The fair value of the Company's financial assets and liabilities reflects management's estimate of amounts that the Company would have received in connection with the sale of the assets paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market

PENSARE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2019

(Unaudited)

9. FAIR VALUE MEASUREMENTS (Continued)

participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

          Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

          Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

        The following table presents information about the Company's assets that are measured at fair value on a recurring basis at December 31, 2019 and March 31, 2019, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2019	March 31, 2019
Assets:
Cash and marketable securities held in Trust Account	1	$1,864,534	$290,454,757

10. SUBSEQUENT EVENTS

        The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the condensed financial statements were issued.

        The Company did not identify subsequent events that would have required adjustment or disclosure in the condensed financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Pensare Acquisition Corp.

Opinion on the Financial Statements

        We have audited the accompanying balance sheets of Pensare Acquisition Corp. (the "Company") as of March 31, 2019 and 2018, the related statements of operations, stockholders' equity and cash flows for each of the two years in the period ended March 31,2019, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2019 and 2018, and the results of its operations and its cash flows for each of the two years in the period ended March 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

        These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

        We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

        Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/Marcum LLP

Marcum LLP

We have served as the Company's auditor since 2017.

New York, NY
June 14, 2019

PENSARE ACQUISITION CORP.

BALANCE SHEETS

	March 31, 2019	March 31, 2018
ASSETS
Current Assets
Cash	$135,265	$482,676
Cash and marketable securities held in Trust Account available to pay taxes	62,725	183,998
Prepaid expenses	10,398	76,360
Other current assets	12,266	32,499

Total Current Assets	220,654	775,533
Deferred tax asset	216,000	—
Office furniture and equipment, net of accumulated depreciation	13,734	17,393
Cash and marketable securities held in Trust Account	290,392,032	311,919,253

TOTAL ASSETS	$290,842,420	$312,712,179

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$5,214,351	$2,818,894
Taxes payable	62,725	81,225
Promissory notes-related party	3,222,373	—

Total Current Liabilities	8,499,449	2,900,119

Commitments
Common stock subject to possible redemption, 26,984,101 and 30,342,514 shares at redemption value as of March 31, 2019 and March 31, 2018, respectively	277,342,970	304,812,059

Stockholders' Equity (Deficit)
Preferred stock, $0.001 par value; 1,000,000 authorized; none issued and outstanding	—	—
Common stock, $0.001 par value; 100,000,000 shares authorized; 9,032,109 and 8,469,986 shares issued and outstanding as of March 31, 2019 and March 31, 2018, (excluding 26,984,101 and 30,342,514 shares subject to possible redemption; respectively)	9,033	8,470
Additional paid-in capital	6,580,407	7,570,769
Accumulated deficit	(1,589,439)	(2,579,238)

Total Stockholders' Equity	5,000,001	5,000,001

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$290,842,420	$312,712,179

The accompanying notes are an integral part of these financial statements.

PENSARE ACQUISITION CORP.

STATEMENTS OF OPERATIONS

	For the year ended March 31, 2019	For the year ended March 31, 2018
Operating costs	$4,507,961	$3,939,349

Loss from operations	(4,507,961)	(3,939,349)
Other income:
Interest income	5,281,923	1,603,302

Income (Loss) before provision for income taxes	773,962	(2,336,047)
Benefit (Provision) for income taxes	215,837	(183,998)

Net income (loss)	$989,799	$(2,520,045)

Weighted average shares outstanding, basic and diluted	8,563,373	6,790,097

Basic and diluted net loss per common share	$(0.45)	$(0.58)

The accompanying notes are an integral part of these financial statements.

PENSARE ACQUISITION CORP.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

For the years ended March 31, 2019 and 2018

	Common Stock			Retained Earnings (Accumulated Deficit)
			Additional Paid-in Capital		Total Stockholders' Equity
	Shares	Amount
Balance, April 1, 2017	10,800	$11	$—	$(59,193)	$(59,182)
Issuance of 7,751,700 Founder Shares	7,751,700	7,752	17,238	—	24,990
Sale of 31,050,000 Units, net of underwriters discount and offering expenses	31,050,000	31,050	301,822,647	—	301,853,697
Sale of 10,512,500 Placement Warrants	—	—	10,512,500	—	10,512,500
Unit Purchase Option	—	—	100	—	100
Common stock subject to redemption	(30,342,514)	(30,343)	(304,781,716)	—	(304,812,059)
Net loss for the year ended March 31, 2018	—	—	—	(2,520,045)	(2,520,045)

Balance, March 31, 2018	8,469,986	$8,470	$7,570,769	$(2,579,238)	$5,000,001
Ordinary shares subject to redemption	562,123	563	(990,362)	—	(989,799)
Net Income for the year ended March 31, 2019	—	—	—	989,799	989,799

Balance, March 31, 2019	9,032,109	$9,033	$6,580,407	$(1,589,439)	$5,000,001

The accompanying notes are an integral part of these financial statements.

PENSARE ACQUISITION CORP.

STATEMENTS OF CASH FLOWS

	For the year ended March 31, 2019	For the year ended March 31, 2018
Cash Flows from Operating Activities:
Net income (loss)	$989,799	$(2,520,045)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(5,281,923)	(1,603,251)
Depreciation	3,659	1,525
Deferred income taxes	(216,000)	—
Changes in operating assets and liabilities:
Prepaid expenses	65,962	(76,360)
Other current assets	20,233	(32,499)
Taxes payable	(18,500)	81,225
Accounts payable and accrued expenses	2,395,457	2,816,500

Net cash used in operating activities	(2,041,313)	(1,332,905)

Cash Flows from Investing Activities:
Withdrawal from Trust Account for taxes	336,274	—
Investment of cash in Trust Account	(1,864,745)	(310,500,000)
Shareholder redemption paid from Trust Account	28,458,888	—
Acquisition of fixed assets	—	(18,918)

Net cash provided by (used in) investing activities	26,930,417	(310,518,918)

Cash Flows from Financing Activities:
Proceed from issuance of common stock to initial shareholders	—	24,989
Proceeds from sale of Units, net of underwriting discounts paid	—	302,737,500
Proceeds from sale of Placement Units	—	10,512,500
Proceeds from UPO Sale	—	100
Payment of offering costs	—	(683,694)
Shareholder redemptions	(28,458,888)	—
Proceeds from promissory notes—related parties	3,222,373	277,881
Repayment of promissory notes—related parties	—	(543,339)

Net cash (used in) provided by financing activities	(25,236,515)	312,325,937

Net Change in Cash	(347,411)	474,114
Cash—Beginning	482,676	8,562

Cash—Ending	$135,265	$482,676

Supplemental Information
Interest paid	$—	$—

Income taxes paid	$31,163	$102,773

Non-Cash investing and financing activities:
Offering costs charged to additional paid-in capital	$—	$883,803

Initial classification of common stock subject to possible redemption	$—	$307,221,850

Change in value of common stock subject to possible redemption	$874,946	$(2,409,791)

The accompanying notes are an integral part of these financial statements.

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

        Pensare Acquisition Corp. (the "Company"), is a blank check company incorporated in Delaware on April 7, 2016. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets that the Company has not yet identified (a "Business Combination"). Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company intends to focus on businesses in the wireless telecommunications industry in the United States.

        All activity through March 31, 2019 relates to the Company's formation, its initial public offering ("Initial Public Offering") described below, identifying a target company for a Business Combination, and performing due diligence thereon. As previously disclosed in the current report on Form 8-K filed with the SEC on February 1, 2019, the Company entered into a Business Combination Agreement (the "Agreement") on January 31, 2019 with U.S. TelePacific Holdings Corp., d/b/a TPx Communications ("TPx") and Tango Merger Sub Corp. ("Merger Sub"), a wholly-owned subsidiary of the Company, relating to the proposed business combination between the Company and TPx. On May 20, 2019, the Company mutually agreed with TPx to terminate the Agreement pursuant to a Termination of Business Combination Agreement dated as of May 20, 2019, effective as of such date. As a result of the termination of the Agreement, effective as of May 20, 2019, the Agreement is of no further force or effect, and no party to the Agreement shall have any liability under the Agreement except as otherwise expressly set forth in the Agreement. The Company intends to continue to pursue a Business Combination.

        On January 28, 2019, at the Special Meeting in lieu of the 2019 Annual Meeting of the Company's Stockholders, the stockholders approved an amendment to its amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from February 1, 2019 to May 1, 2019. The amendment was approved with 26,352,896 votes cast in favor of the amendment, 122,986 votes cast against the amendment and 323,175 abstentions. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 2,796,290 shares of our common stock were redeemed from funds available in the trust account established in connection with the Company's initial public offering (the "Trust Account"), for a redemption amount of approximately $10.18 per share.

        On April 22, 2019, the Company announced that its sponsor, had agreed to contribute as a loan, $0.033 for each share of common stock issued in the initial public offering that was not redeemed in connection with the stockholder vote to approve an amendment to the Company's amended and restated certificate of incorporation to extend the date by which it has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. On April 29, 2019, at the Special Meeting of the Company's Stockholders, the stockholders approved an amendment to its amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. The amendment was approved with 26,163,835 votes cast in favor of the amendment, 2,020,001 votes cast against the amendment and 422,075 abstentions. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 3,831,985 shares of

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.33 per share.

        On May 31, 2019, the Company announced that the sponsor will reduce its contributions to the Trust Account. The sponsor will continue to pay to the Trust Account $0.033 per public share that has not been redeemed per month, but the total monthly payment will be no greater than $200,000. If more than 6,060,606 public shares remain outstanding after redemptions in connection with this adjustment, then the amount paid per share will be reduced proportionately. In connection with this announcement, the Company offered the public stockholders the right to redeem their shares of common stock for their pro rata portion of the funds available in the Trust Account. The stockholders will have until 5:00 p.m., eastern time, on June 14, 2019 to elect to redeem their public shares.

        The registration statements for the Company's Initial Public Offering were declared effective on July 27, 2017. On August 1, 2017, the Company consummated the Initial Public Offering of 27,000,000 units ("Units" and with respect to the shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), included in the Units, the "Public Shares") at $10.00 per Unit, generating gross proceeds of $270,000,000, which is described in Note 4.

        Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 9,500,000 private placement warrants ("Private Placement Warrants") at a price of $1.00 per warrant in a private placement to the Company's sponsor, Pensare Sponsor Group, LLC (the "Sponsor"), MasTec, Inc. ("MasTec") and EarlyBirdCapital, Inc. ("EBC"), generating gross proceeds of $9,500,000, which is described in Note 5.

        Following the closing of the Initial Public Offering on August 1, 2017, an amount of $270,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Warrants was placed in a trust account (the "Trust Account") and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account, as described below, except that interest earned on the Trust Account can be released to pay the Company's tax obligations.

        On August 4, 2017, the underwriters exercised their over-allotment option in full resulting in an additional 4,050,000 Units being issued for $40,500,000, less the underwriters' discount of $1,012,500, netting $39,487,500, which was deposited into the Trust Account. In connection with the underwriters' exercise of their over-allotment option in full, the Company also consummated the sale of an additional 1,012,500 Private Placement Warrants at $1.00 resulting in a total of $310,500,000 held in the Trust Account.

        On August 7, 2017, the Company announced that the holders of the Company's units may elect to separately trade the Common Stock, warrants and rights underlying the units commencing on August 8, 2017. No fractional warrants will be issued upon separation of the units only whole warrants will trade. Those units that are not separated will continue to trade on the NASDAQ Capital Market under the

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

symbol "WRLSU" and the Common Stock, warrants and rights are expected to trade under the symbols "WRLS," "WRLSW" and "WRLSR", respectively.

        Transaction costs amounted to $8,646,303, consisting of $7,762,500 of underwriting fees, and $883,803 of other costs. In addition, as of March 31, 2019, $139,265 of cash was held outside of the Trust Account, available for working capital purposes.

        The Company's management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and Private Placement Warrants (subject to terms and conditions set forth in the certain trust agreement), although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

        The Company will provide its stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then on deposit in the Trust Account, net of taxes payable (initially $10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company's warrants or rights. The Common Stock subject to redemption has been recorded at redemption value and classified as temporary equity upon the completion of the Offering, in accordance with Accounting Standards Codification ("ASC") Topic 480 "Distinguishing Liabilities from Equity." The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, in the case of a stockholder vote, a majority of the outstanding shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission ("SEC"), and file tender offer documents with the SEC prior to completing a Business Combination. If, however, a stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Initial Stockholders (as defined below) have agreed to vote their Founder Shares (as defined in Note 6), and any Public Shares held by them in favor of approving a Business Combination and not to redeem any shares. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

        The Company will have until August 1, 2019 to consummate a Business Combination (the "Combination Period"). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company's board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law.

        The Sponsor and other holders of Founder Shares prior to the Initial Public Offering (the "Initial Stockholders") have agreed to (i) waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the consummation of a Business Combination, (ii) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to consummate a Business Combination within the Combination Period and (iii) not to propose an amendment to the Company's Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company's obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination within the Combination Period, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment. However, the Initial Stockholders will be entitled to liquidating distributions with respect to any Public Shares acquired if the Company fails to consummate a Business Combination and liquidates within the Combination Period. In the event of such distribution, it is possible that the per share value of all the assets available for distribution (including Trust Account assets) will be less than the $10.00 per Unit in the Offering.

        In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company's indemnity of the underwriters of the Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company's independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

2. LIQUIDITY

        As of March 31, 2019, the Company had $135,265 in its operating bank accounts, $290,454,757 in cash and marketable securities held in the Trust Account to be used for a Business Combination, to repurchase or convert stock, or to pay corporate taxes in connection therewith and a working capital

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

2. LIQUIDITY (Continued)

deficit of $8,278,795. As of March 31, 2019, $6,885,174 of the amount deposited in the Trust Account represented interest income, which is available to pay the Company's tax obligations. To date, the Company has withdrawn $336,274 of interest from the Trust Account in order to pay the Company's tax obligations.

        Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluation of prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting target businesses to acquire, and structuring, negotiating and consummating the Business Combination.

        On June 8, 2018 the Sponsor loaned the Company $1,000,000 for working capital purposes. On February 11, 2019, the Sponsor advanced the Company an additional $317,628 for working capital purposes. On April 10, 2019 and May 9, 2019, the Sponsor advanced the Company $150,000 and $250,000, respectively, for working capital purposes. Each of these working capital loans is evidenced by a promissory note, and are payable without interest upon consummation of a Business Combination or, at the holder's discretion, the notes may be converted into warrants ("Warrants") at a conversion price of $1.00 per Warrant, with a limitation to convert only up to $1.5 million of notes. Each Warrant will contain terms identical to those of the warrants issued in the private placement, entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share as more fully described in the prospectus for the IPO dated July 27, 2017.

        On April 22, 2019, the Company announced that its sponsor, had agreed to contribute as a loan, $0.033 for each share of common stock issued in the initial public offering that was not redeemed in connection with the stockholder vote to approve an amendment to the Company's amended and restated certificate of incorporation to extend the date by which it has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. On April 29, 2019, at the Special Meeting of the Company's Stockholders, the stockholders approved an amendment to its amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. The amendment was approved with 26,163,835 votes cast in favor of the amendment, 2,020,001 votes cast against the amendment and 422,075 abstentions. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 3,831,985 shares of our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.33 per share.

        On May 31, 2019, the Company announced that the Company's sponsor would reduce its contributions to the trust account established in connection with the Company's initial public offering (the "Trust Account"). The Company's sponsor will continue to pay the Trust Account $0.033 per Public Share that has not been redeemed per month, but the total monthly payment will be no greater than $200,000. The Company is currently active in discussion with a target company regarding a potential business combination that is anticipated to require an amount of funding less than the current balance of the Trust Account to consummate the business combination. There can be no assurance that the Company will enter into a business combination agreement with the target company or that this or an other potential business combination will be completed.

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

2. LIQUIDITY (Continued)

        In connection with the Extension, the Sponsor advanced $1,938,349 in additional contributions to the trust account for the period from April 1, 2019 through June 2, 2019. These loans shall be payable without interest upon consummation of a Business Combination.

        The Sponsor advanced the Company $150,000 on April 19, 2019 and $250,000 on May 19, 2019 for working capital purposes. These loans shall be payable without interest upon consummation of a Business Combination.

        Promissory notes payable—related party were $3,222,373 and $0, at March 31, 2019 and 2018, respectively. For the year ended March 31, 2019, $1,864,745 of the proceeds of the funds borrowed were treated as an investment of cash in the Trust Account.

        In addition, two of the Company's service providers had agreed to defer the payment of fees owed to them until the consummation of a Business Combination, which amounted to $4,814,028 as of March 31, 2019. Such fees are included in accounts payable and accrued expenses in the accompanying balance sheet at March 31, 2019. Based on the foregoing, the Company believes it will have sufficient cash to meet its needs for the next two months (through August 1, 2019) following the date from when the financial statements are issued.

        In addition, the Company holds a Commitment Letter from its Chief Executive Officer and managing member of the Sponsor, whereby the managing member of the Sponsor commits to funding any working capital shortfalls through the earlier of an initial business combination or the Company's liquidation. The loans would be issued as required and each loan would be evidenced by a promissory note, up to an aggregate of $750,000. The loans will be non-interest bearing, unsecured and payable upon the consummation of the Company's initial business combination or at the holder's discretion, convertible into warrants of the Company at a price of $1.00 per warrant, up to a maximum of $182,372. If the Company does not complete a business combination, any such loans will be forgiven.

        The Company may raise additional capital through loans or additional investments from the Sponsor or its stockholders, officers, directors, or third parties. The Company's officers and directors and the Sponsor may, but, except as described above, are not obligated to, loan the Company funds, from time to time, in whatever amount they deem reasonable in their sole discretion, to meet the Company's working capital needs.

        None of the Sponsor, stockholders, officers or directors, or third parties is under any obligation to advance funds to, or invest in, the Company, except for the $750,000 commitment discussed above. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. Even if the Company can obtain sufficient financing or raise additional capital, it only has until August 1, 2019 to consummate a business combination. There is no assurance that the Company will be able to do so prior to August 1, 2019.

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

        The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the united States of America ("GAAP") and pursuant to the rules and regulations of the SEC.

Emerging growth company

        The Company is an "emerging growth company," as defined in Section 2(a) of the Securities Act of 1933, as amended, (the "Securities Act"), as modified by the Jumpstart our Business Startups Act of 2012, (the "JOBS Act"), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

        Further, Section 102(b) (1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company's financial statements with another public company, which is neither an emerging growth company nor an emerging growth company, which has opted out of using the extended transition period, difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

        Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and cash equivalents

        The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2019 and March 31, 2018.

Cash and marketable securities held in Trust Account

        At March 31, 2019 and March 31, 2018, the assets held in the Trust Account were held in cash and U.S. Treasury Bills and are classified as trading securities.

Common stock subject to possible redemption

        The Company accounts for its Common Stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification ("ASC") Topic 480 "Distinguishing Liabilities from Equity." Common Stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value.

        Conditionally redeemable Common Stock (including Common Stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company's control) is classified as temporary equity. At all other times, common stock is classified as stockholders' equity. The Common Stock features certain redemption rights that are considered to be outside of the Company's control and subject to occurrence of uncertain future events. Accordingly, at March 31, 2019 and March 31, 2018, Common Stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders' equity section of the Company's balance sheets.

Income taxes

        The Company complies with the accounting and reporting requirements of ASC Topic 740 "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities.

        At March 31, 2019, management had determined that it is more likely than not, that its deferred income tax asset, which previously had been reduced by a valuation allowance, will be realized within the next year. The deferred income tax asset of $216,000 arose from tax benefits related to net operating losses not previously utilized.

        ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of March 31, 2019 and March 31, 2018, there were no unrecognized tax benefits and no amounts accrued for interest and penalties.

        The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company has identified its Federal tax return and its State tax returns in Delaware, Georgia, Louisiana, New York, and North Carolina as "major" tax jurisdictions. The Company's management does not expect that the total amount of unrecognized tax benefits will materially change over the next year.

Net loss per common share

        The Company complies with accounting and disclosure requirements ASC Topic 260, "Earnings Per Share." Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. Shares of Common Stock subject to possible redemption at March 31, 2019 and March 31, 2018 have been excluded from the calculation of basic income (loss) per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of (1) warrants sold in the Initial Public Offering and private placement to purchase 15,525,000 and 10,512,500 shares of Common Stock, respectively, (2) rights sold in the Initial Public Offering that convert into 3,105,000 shares of Common Stock, (3) the unit purchase option of 1,350,000 Units sold to the underwriters, exercisable at $10.00 per Unit, which consists of 1,350,000 shares of Common Stock, 675,000 warrants (convertible into 675,000 shares of Common Stock), and 1,350,000 rights (convertible into 135,000 shares of Common Stock) and, 4) the $1,317,628 promissory note, which is payable without interest upon consummation of a Business Combination or, at the holder's discretion, which may be converted into warrants ("Warrants") at a conversion price of $1.00 per Warrant, entitling the holder thereof to purchase one share of Common Stock, par value $0.001, at an exercise price of $11.50 per share, in the calculation of diluted loss per share, since the exercise of the warrants, the conversion of the rights into shares of Common Stock and conversion of the working capital loan are contingent upon the occurrence of a future event. As a result, diluted loss per common share is the same as basic loss per common share for the periods.

Reconciliation of net loss per common share

        The Company's net income is adjusted for the portion of income that is attributable to Common Stock subject to redemption, as these shares only participate in the income of the Trust Account and

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

not the losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net income (loss)	$989,799	$(2,520,045)

Less: Income attributable to common shares subject to redemption (a)	(4,841,402)	(1,386,915)

Adjusted loss	$(3,851,603)	$(3,906,960)

Weighted average shares outstanding, basic and diluted	8,563,373	6,790,097

Basic and diluted net loss per common share	$(0.45)	$(0.58)

(a) Interest Income	$5,281,923	$1,603,251
Less: Income Taxes*	163	31,425
Less: Franchise Taxes	212,569	152,573

	5,069,191	1,419,253
Percentage of common shares subject to redemption to total common shares	95.51%	97.72%

Income attributable to common shares subject to redemption	$4,841,402	$1,386,915

*
Excludes any benefit derived from deferred income tax asset.

Concentration of credit risk

        Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At March 31, 2019 and March 31, 2018, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of financial instruments

        The fair value of the Company's assets and liabilities, which qualify as financial instruments under ASC Topic 820, "Fair Value Measurements and Disclosures," approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

Recently issued accounting pronouncements

        Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company's consolidated financial statements.

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

4. INITIAL PUBLIC OFFERING

        Pursuant to the Initial Public Offering the Company sold 27,000,000 units at a purchase price of $10.00 per Unit. Each Unit consists of one share of Common Stock, par value of $0.001 of the Company ("Common Stock"), one right ("Public Right") and one-half of one redeemable warrant ("Public Warrant"). Each Public Right will convert into one-tenth (1/10) of one share of Common Stock upon consummation of a Business Combination (see Note 8). Each whole Public Warrant entitles the holder to purchase one share of Common Stock at an exercise price of $11.50 (see Note 8).

        On August 4, 2017, the over-allotment option was exercised in full and the underwriters purchased 4,050,000 additional Units at $10.00 per Unit, generating gross proceeds of $40,500,000.

        Proceeds of $310,500,000 from the Initial Public Offering and Private Placement Warrants are held in the trust account, along with any additional interest earned thereon not used to pay for taxes.

5. PRIVATE PLACEMENT

        Simultaneously with the Initial Public Offering, the Sponsor, MasTec and EBC purchased 9,500,000 Private Placement Warrants at $1.00 per warrant in a private placement generating gross proceeds of $9,500,000. Simultaneously with the sale of the over-allotment Units, the Company consummated the sale of an additional 1,012,500 warrants at $1.00 per warrant, generating gross proceeds of $1,012,500. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering to be held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants are identical to the Warrants sold in the Offering except that the Private Placement Warrants (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the initial purchaser or any of its permitted transferees. In addition, the Private Placement Warrants and their component securities may not be transferable, assignable or salable until 30 days after the consummation of a Business Combination, subject to certain limited exceptions.

6. RELATED PARTY TRANSACTIONS

Founder Shares

        In May 2016, the Company issued 10,000 shares of Common Stock to the Sponsor for $10.

        In May 2017, the Company issued an additional 7,177,500 shares of Common Stock to the Sponsor and certain other persons (collectively, the "Founder Shares") for an aggregate purchase price of $24,990, or approximately $0.0035 per share. In June 2017, the Sponsor transferred 1,575,000 of such shares to MasTec for the same purchase price originally paid for such shares. In July 2017, the company effected a stock dividend with respect to the Common Stock of 575,000 shares, resulting in the Initial Stockholders holding an aggregate of 7,762,500 shares. All share and per share, amounts have been retroactively restated to reflect the stock dividend. The Founder Shares included an aggregate of up to 1,012,500 shares that were subject to forfeiture by the Initial Stockholders to the extent that the underwriters' over-allotment was not exercised in full or in part, so that the Initial Stockholders would own, on an as-converted basis, 20% of the Company's issued and outstanding

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

6. RELATED PARTY TRANSACTIONS (Continued)

shares after the Offering. As a result of the underwriters' election to exercise their over-allotment option in full on August 4, 2017, 1,012,500 Founder Shares are no longer subject to forfeiture.

        The Initial Stockholders have agreed that, subject to certain limited exceptions, the Founder Shares will not be transferred, assigned or sold until one year after the date of the consummation of a Business Combination or earlier if, subsequent to a Business Combination, the last sales price of the Company's Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period.

Related Party Loans

        On June 8, 2018, the Sponsor advanced the Company $1,000,000 for working capital purposes. On February 11, 2019, the Sponsor advanced the Company an additional $317,628 for working capital purposes. On April 10, 2019 and May 9, 2019, the Sponsor advanced the Company $150,000 and $250,000, respectively, for working capital purposes. The Working Capital Loans, evidenced by a promissory note, are payable without interest upon consummation of a Business Combination or, at the holder's discretion, up to $1,500,000 of the notes may be converted into warrants ("Warrants") at a conversion price of $1.00 per Warrant. Each Warrant will contain terms identical to those of the warrants issued in the private placement, entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share as more fully described in the prospectus for the IPO dated July 27, 2017.

        In order to finance transaction costs in connection with a Business Combination, the Sponsor, the Company's officers and directors may, but are not obligated to, loan the Company funds from time to time or at any time, as may be required ("Working Capital Loans"). Each Working Capital Loan would be evidenced by a promissory note. The Working Capital Loans would either be paid upon consummation of a Business Combination, without interest, or, at the holder's discretion, up to $1,500,000 of the Working Capital Loans may be converted into Warrants at a price of $1.00 per Warrant. The Warrants would be identical to the Private Placement Warrants.

        The Company received a Commitment Letter from the managing member of the Sponsor, Pensare Sponsor Group, LLC ("PSG"), whereby the managing member of PSG commits to funding any working capital shortfalls through the earlier of an initial business combination or the Company's liquidation. The loans would be issued as required and a promissory note, up to an aggregate of Seven Hundred and Fifty Thousand Dollars ($750,000), would evidence each loan. The loans will be non-interest bearing, unsecured and payable upon the consummation of the Company's initial business combination or at the holder's discretion, up to $500,000 of the commitment may be convertible into warrants of the Company at a price of $1.00 per warrant. If the Company does not complete a business combination, any such loans will be forgiven. As of March 31, 2019, the Company had no promissory notes outstanding related to this commitment.

        On January 16, 2019, the Company announced that the Sponsor had agreed to contribute to the Company as a loan $0.033 for each public share that was not redeemed in connection with the stockholder vote to approve an amendment to the Company's amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

6. RELATED PARTY TRANSACTIONS (Continued)

an additional three months, from February 1, 2019 to May 1, 2019, for each calendar month (commencing on February 2, 2019 and on the second day of each subsequent month), or portion thereof, that is needed by the Company to complete a Business Combination from February 2, 2019 until May 1, 2019. On February 1, 2019, the Company signed a promissory note agreeing to pay up to $2,797,117 of advances to be made by the Sponsor to cover contribution payments due to the Trust Account. On April 29, 2019, the Company held a special meeting of stockholders at which time the stockholders of the Company approved an amendment to the Company's amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. On April 22, 2019, the Company announced that the Sponsor, had agreed to contribute as a loan, $0.033 for each share of common stock issued in the initial public offering that was not redeemed in connection with the stockholder vote to approve an amendment to the Company's amended and restated certificate of incorporation to extend the date by which they have to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. The contribution was deposited in the trust account established in connection with the Company's initial public offering. On May 9, 2019, the Company signed a promissory note agreeing to repay $805,916 for an advance made by the Sponsor as an additional contribution payment to the Trust Account. On May 31, 2019, the Company announced that the Sponsor will reduce its contributions to the Trust Account. The Sponsor will continue to pay to the Trust Account $0.033 per public share that has not been redeemed per month, but the total monthly payment will be no greater than $200,000. If more than 6,060,606 public shares remain outstanding after redemptions in connection with this adjustment, then the amount paid per share will be reduced proportionately. In connection with this announcement, the Company offered the public stockholders the right to redeem their shares of common stock for their pro rata portion of the funds available in the Trust Account.

        Promissory notes payable—related party were $3,222,373 and $0, at March 31, 2019 and 2018, respectively.

Related Party Fees

        The Company has incurred related party administrative fees of $20,000 per month beginning August 2017. These costs have been included in the operating costs in the company's statements of operations. The administrative fees incurred and paid by the Company were $240,000 and $160,000 for the years ending March 31, 2019 and 2018, respectively.

7. COMMITMENTS

Registration Rights

        The holders of the Founder Shares, Private Placement Warrants (and their underlying securities) and any warrants that may be issued upon conversion of the Working Capital Loans (and their underlying securities) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the Initial Public Offering. The holders of a majority of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders will have certain "piggy-back" registration rights with respect to registration statements filed subsequent to the completion of a Business

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

7. COMMITMENTS (Continued)

Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement will provide that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Business Combination Marketing Agreement

        The Company has engaged EBC as an advisor in connection with a Business Combination to assist the Company in holding meetings with its stockholders to discuss a potential Business Combination and the target business' attributes, introduce the Company to potential investors that are interested in purchasing securities, assist the Company in obtaining stockholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with a Business Combination. The Company will pay EBC a cash fee for such services upon the consummation of an initial Business Combination in an amount equal to 3.5% of the gross proceeds of the offering (exclusive of any applicable finders' fees which might become payable); provided that the Company has the right to allocate up to 30% of the fee to any of the underwriters in the offering or other FINRA member firms the Company retains to assist it in connection with its initial Business Combination.

8. STOCKHOLDERS' EQUITY

        Preferred Stock—The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.001. At March 31, 2019 and March 31, 2018, there were no shares of preferred stock issued or outstanding.

        Common Stock—The Company is authorized to issue 100,000,000 shares of Common Stock with a par value of $0.001 per share. Holders of the Company's Common Stock are entitled to one vote for each share. As of March 31, 2019 and March 31, 2018, there were 9,033,268 and 8,469,986, respectively, shares of Common Stock issued and outstanding, (excluding 26,982,942 and 30,342,514 shares of common stock subject to possible redemption).

        Rights—Each holder of a right will receive one-tenth (1/10) of one share of Common Stock upon consummation of a Business Combination, even if the holder of such right redeemed all shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the Common Stock will receive in the transaction on an as-converted into Common Stock basis and each holder of a right will be required to affirmatively covert its rights in order to receive 1/10 share underlying each right (without paying additional consideration). The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

8. STOCKHOLDERS' EQUITY (Continued)

        If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company's assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights.

        Warrants—Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Common Stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available. The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Common stock issuable upon exercise of the Public Warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the provisions of the warrant agreement. Notwithstanding the foregoing, if a registration statement covering the shares of Common stock issuable upon exercise of the Public Warrants is not effective within 90 business days immediately following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

        The Private Placement Warrants are identical to the Public Warrants underlying the Units being sold in the Offering, except that the Private Placement Warrants and the Common Stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

        The Company may redeem the Public Warrants (except with respect to the Placement Warrants):

  •
  in whole and not in part;

  •
  at a price of $0.01 per warrant;

  •
  at any time during the exercise period;

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

8. STOCKHOLDERS' EQUITY (Continued)

  •
  upon a minimum of 30 days' prior written notice of redemption;

  •
  if, and only if, the last sale price of the Company's Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders; and

  •
  if, and only if, there is a current registration statement in effect with respect to the shares of Common Stock underlying such warrants.

        If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a "cashless basis," as described in the warrant agreement.

        The exercise price and number of shares of Common Stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of Common Stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company's assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

        Unit Purchase Options—The Company sold to EBC and its co-underwriters, for $100, an option to purchase up to 1,350,000 units exercisable at $10.00 per Unit (or an aggregate exercise price of $13,500,000) commencing on the consummation of a Business Combination. The unit purchase option may be exercised for cash or on a cashless basis, at the holder's option, and expires on July 27, 2022. The Units issuable upon exercise of this option are identical to those offered in the Offering. The Company has accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders' equity.

        The Company estimated that the fair value of this unit purchase option was approximately $4,547,505 (or $3.37 per Unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriters was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.80% and (3) expected life of five years. The option and the 1,350,000 Units have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA's NASDAQ Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of Offering except to any underwriter and selected dealer participating in the Offering and their bona fide officers or partners. The option grants to holders demand and "piggy back" rights for periods of five and seven years, respectively, from the effective date of the registration statement with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions, which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

8. STOCKHOLDERS' EQUITY (Continued)

a stock dividend, or the Company's recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of Common Stock at a price below its exercise price.

9. FAIR VALUE MEASUREMENTS

        The Company follows guidance in ASC 820 for its financial assets and liabilities that are re-measured at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

        The fair value of the Company's financial assets and liabilities reflects management's estimate of amounts that the Company would have received in connection with the sale of the assets paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.
Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

        The following table presents information about the Company's assets that are measured at fair value on a recurring basis at December 31, 2018 and March 31, 2018, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	March 31, 2019	March 31, 2018
Assets:
Cash and marketable securities held in Trust Account	1	$290,454,757	$312,103,251

10. INCOME TAX

        On December 31, 2017, the U.S. Tax Cuts and Job Acts of 2017 ("Tax Reform") was signed into law. As a result of Tax Reform, the U.S. statutory tax rate was lowered from 35% to 21% effective January 1, 2018, among other changes. ASC Topic 740 requires companies to recognize the effect of tax law changes in the period of enactment; therefore, the Company would be required to revalue its

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

10. INCOME TAX (Continued)

deferred tax assets and liabilities at December 31, 2017 at the new rate. The SEC issued Staff Accounting Bulletin No. 118 (SAB 118") to address the application of GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain tax effects of Tax Reform.

        The financial statement impact related to the adoption of Tax Act 2017 had no impact on the total provision for income tax expense (benefit) for the year ending March 31, 2018 and 2017.

        The Company's net deferred tax assets are as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018
Deferred tax asset
Net operating loss carryforward	$378,831	$543,458

Total deferred tax assets	378,831	543,458
Valuation allowance	(162,831)	(543,458)

Deferred tax asset, net of allowance	$216,000	$—

        The income tax benefit (provision) consist of the following:

	Year Ended March 31, 2019	Year Ended March 31, 2018
Federal
Current	$—	$—
Deferred	(164,627)	543,458
State
Current	$(163)	$(183,998)
Deferred	—	—
Change in valuation allowance	380,627	(543,458)

Income tax benefit (provision)	$215,837	$(183,998)

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

10. INCOME TAX (Continued)

        A reconciliation of federal income tax rate to the Company's effective tax rate at March 31, 2019 is as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018
Statutory federal income tax rate	21.00%	0.0%
State taxes, net of federal tax benefit	0.02%	0.0%
Permanent items	0.27%	0.0%
Change in valuation allowance	(49.18)%	0.0%
State Franchise taxes	0.00%	7.88%

Income tax provision (benefit)	(27.89)%	7.88%

        As of March 31, 2019, the Company has a federal net operating loss carryforward of approximately $1,804,000, which expires in year 2038. Upon confirmation of an ownership change, the net operating loss would be reduced and any remaining net operating loss utilization would be subject to an annual limitation under Section 382 of the Internal Revenue Code.

        A valuation allowance has been established to offset the net deferred tax asset to the extent the Company has determined that it is more likely than not that the future tax benefits will be realized.

        The Company files a federal income tax return and separate income tax returns in various states. For federal and certain states, the 2016 through 2018 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations.

11. SUBSEQUENT EVENT

        The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Except as follows, the Company did not identify subsequent events that would have required adjustment or disclosure in the financial statements other than the following. On April 22, 2019, the Company announced that its sponsor, had agreed to contribute as a loan, $0.033 for each share of common stock issued in the initial public offering that was not redeemed in connection with the stockholder vote to approve an amendment to the Company's amended and restated certificate of incorporation to extend the date by which it has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. On April 29, 2019, at the Special Meeting of the Company's Stockholders, the stockholders approved an amendment to its amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019. The amendment was approved with 26,163,835 votes cast in favor of the amendment, 2,020,001 votes cast against the amendment and 422,075 abstentions. In connection with the special meeting and the resulting amendment to our amended and restated certificate of incorporation, 3,831,985 shares of our common stock were redeemed from funds available in the Trust Account, for a redemption amount of approximately $10.33 per share.

        On May 31, 2019, the Company announced that the Company's sponsor would reduce its contributions to the trust account established in connection with the Company's initial public offering

PENSARE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2019

11. SUBSEQUENT EVENT (Continued)

(the "Trust Account"). The Company's sponsor will continue to pay the Trust Account $0.033 per Public Share that has not been redeemed per month, but the total monthly payment will be no greater than $200,000. The Company is currently active in discussion with a target company regarding a potential business combination that is anticipated to require an amount of funding less than the current balance of the Trust Account to consummate the business combination. There can be no assurance that the Company will enter into a business combination agreement with the target company or that this or an other potential business combination will be completed.

        In connection with the Extension, the Sponsor advanced $1,938,349 in additional contributions to the trust account for the period from April 1, 2019 through June 2, 2019. These loans shall be payable without interest upon consummation of a Business Combination.

        The Sponsor advanced the Company $150,000 on April 19, 2019 and $250,000 on May 19, 2019 for working capital purposes. These loans shall be payable without interest upon consummation of a Business Combination.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Stratos Management Systems, Inc. and Subsidiaries

Opinion on the Financial Statements

        We have audited the accompanying consolidated balance sheets of Stratos Management Systems, Inc. and Subsidiaries dba: Computex Technology Solutions (the "Company") as of December 31, 2018 and 2017, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

        These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

        We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

        Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company's auditor since 2019.

New York, NY

August 1, 2019

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands of US dollars, except share and per share data, or otherwise noted)

	December 31, 2018	December 31, 2017
ASSETS
Current Assets:
Cash	$260	$677
Trade Accounts Receivable, Net	41,328	24,863
Inventory	474	290
Other Current Assets	972	788
Income Tax Receivable	—	385

Total Current Assets	43,034	27,003

Property and Equipment, Net	12,241	15,193

Other Assets:
Deposits	69	69
Deferred Contract Costs	9	16
Definite Lived Intangible Assets, Net	3,391	3,663
Goodwill	21,215	20,294

Total Other Assets	24,684	24,042

TOTAL ASSETS	$79,959	$66,238

LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities:
Accounts Payable	$38,694	$19,412
Accrued Expenses	3,445	2,671
Unearned Revenue	5,514	5,802
Current Portion of Notes Payable	2,602	1,429
Current Portion of Capital Leases	191	535

Total Current Liabilities	50,446	29,849
Long-Term Liabilities:
Line of Credit	7,793	9,190
Notes Payable (Net of Current Portion and Issuance Costs)	7,909	8,344
Capital Leases (Net of Current Portion)	30	221
Unearned Revenue	1,439	4,317
Deferred Rent	265	318

Total Long-Term Liabilities	17,436	22,390

Total Liabilities	67,882	52,239

Stockholder's Equity:
Common Stock $0.001 par value—1,000 shares authorized; 1,000 shares issued and outstanding as of December 31, 2018 and 2017, respectively	—	—
Additional Paid-In Capital	18,717	18,717
Accumulated Deficit	(6,640)	(4,718)

Total Stockholder's Equity	12,077	13,999

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$79,959	$66,238

The accompanying notes are an integral part of these consolidated financial statements.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of US dollars, except share and per share data, or otherwise noted)

	Years Ended December 31,
	2018	2017	2016
SALES	$154,846	$134,796	$137,093
COST OF SALES	124,928	106,397	111,185

GROSS PROFIT	29,918	28,399	25,908
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES	30,441	27,545	25,889

(LOSS) INCOME FROM OPERATIONS	(523)	854	19
INTEREST EXPENSE	(1,303)	(1,271)	(1,166)

LOSS BEFORE INCOME TAXES	(1,826)	(417)	(1,147)
(PROVISION FOR) BENEFIT FROM INCOME TAXES	(96)	(885)	176

NET LOSS	$(1,922)	$(1,302)	$(971)

LOSS PER SHARE—Basic and Diluted	$(1,922.62)	$(1,302.36)	$(971.66)

WEIGHTED AVERAGE SHARES OUTSTANDING—
Basic and Diluted	1,000	1,000	1,000

The accompanying notes are an integral part of these consolidated financial statements.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

(In thousands of US dollars, except share and per share data, or otherwise noted)

	Common Stock
			Paid-In Capital	Accumulated Deficit	Stockholder's Equity
	Shares	Amount
Balance, January 1, 2016	1,000	$—	$18,717	$(2,445)	$16,272
Net loss	—	—	—	(971)	(971)

Balance, December 31, 2016	1,000	—	18,717	(3,416)	15,301
Net loss	—	—	—	(1,302)	(1,302)

Balance, December 31, 2017	1,000	—	18,717	(4,718)	13,999
Net loss	—	—	—	(1,922)	(1,922)

Balance, December 31, 2018	1,000	$—	$18,717	$(6,640)	$12,077

The accompanying notes are an integral part of these consolidated financial statements.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of US dollars, or otherwise noted)

	Years Ended December 31,
	2018	2017	2016
Cash flows from operating activities:
Net loss	$(1,922)	$(1,302)	$(971)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	4,121	3,917	2,317
Amortization of Other Intangible Assets	947	1,849	2,196
Amortization of Deferred Financing Costs	46	87	79
Deferred Income Tax	—	637	140
(Gain) Loss on Sale of Property and Equipment	(29)	6	29
(Increase) Decrease in Assets:
Accounts Receivable	(16,468)	2,312	6,131
Inventory	(184)	7	(104)
Other Current Assets	(156)	(339)	(58)
Deferred Contract Costs	8	11	21
Income Taxes Receivable	321	494	—
Deposits	—	(1)	9
Increase (Decrease) in Liabilities:
Accounts Payable	19,280	(656)	(4,727)
Unearned Revenue	(3,166)	7,848	520
Accrued Expenses	774	(280)	(531)
Income Taxes Payable	36	—	(1,289)
Deferred Rent	(53)	(50)	(83)

Net cash provided by operating activities	3,555	14,540	3,679

Cash flows from investing activities:
Acquisition of Property and Equipment	(864)	(10,057)	(893)
Acquisition of Business, Net of Cash Acquired	500	—	—
Proceeds from Sale of Property and Equipment	30	—	—

Net cash used in investing activities	(334)	(10,057)	(893)

Cash flows from financing activities:
Net Change in Line of Credit	(1,396)	(1,079)	947
Checks in Excess of Cash	—	(145)	(1,364)
Payments on Acquisition Obligation	—	—	(76)
Proceeds from Notes Payable	—	10,000	—
Debt Issuance Cost	—	(230)	—
Payments on Notes Payable	(1,707)	(11,903)	(1,914)
Payments on Capital Lease Obligations	(535)	(520)	(441)

Net cash used in financing activities	(3,638)	(3,877)	(2,848)

Net (decrease) increase in cash	(417)	606	(62)
Cash, beginning of year	677	71	133

Cash, end of year	$260	$677	$71

Supplemental schedule of noncash investing and financing activities
Reconciliation of Net Assets Acquired in Acquisition of Synetra, Inc.:
Fair Value of Net Assets Acquired:
Cash	$500	$—	$—
Fixed Assets	304	—	—
Intangible Assets	675	—	—
Goodwill	921	—	—

Note Payable Issued for Acquisition of Synetra	$2,400	$—	$—

Acquisition of Property and Equipment through Line of Credit	$—	$—	$5,697

Acquisition of Property and Equipment through Capital Lease	$—	$94	$314

Cash Paid for Interest Expense	$1,246	$1,227	$1,203

Cash Paid for Income Taxes	$140	$45	$973

The accompanying notes are an integral part of these consolidated financial statements.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

        Stratos Management Systems, Inc. dba: Computex Technology Solutions (Stratos) incorporated on February 8, 2012, as a management company with the majority of its assets consisting of its ownership in First Byte Computers, Inc. dba: Computex Technology Solutions (Computex North); Computex, Inc. dba: Computex Technology Solutions (Computex South); eNETsolutions, LLC dba: Computex Technology Solutions (eNET); and Stratos MS Ireland Limited (Stratos Ireland) (collectively, the companies are referred to in the consolidated financial statements as "the Company")

        On August 1, 2018, the Company acquired certain assets of Synetra, Inc. (Synetra) with operations in Amarillo, Dallas, El Paso, Lubbock, and Odessa Texas. Synetra, Inc. is engaged in IT consulting and communication solutions.

        The acquired assets of Synetra were recorded at their fair value as of the acquisition date and the accompanying consolidated financial statements include the operations of Synetra from the acquisition date to December 31, 2018 (see Note 4).

        The Company sells computer equipment, network infrastructure, cloud and hosting solutions, and support. The Company has locations in Minnesota, Michigan, Florida and Texas. Stratos Ireland is a sourcing company for European sales activity.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

        The accompanying consolidated financial statements include the accounts of Stratos Management Systems, Inc. dba: Computex Technology Solutions (the Parent) and its wholly owned subsidiaries: Computex North, Computex South, eNET, and Stratos Ireland Limited (the Subsidiaries). All material intercompany transactions and balances have been eliminated in the preparation of the consolidated financial statements.

Use of Estimates

        The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company's consolidated financial statements include, but are not limited to, revenue recognition, allowance for doubtful accounts, deferred tax asset valuation allowance, income taxes, equity instruments, and the purchase price allocation associated with business combinations.

Revenue Recognition

        Products, installation and maintenance services are typically sold as a bundled arrangement containing multiple deliverables of new and/or refurbished hardware, software and professional services associated with installing, maintaining and managing the business communications systems. Revenue from multiple-element arrangements is allocated to the various elements based on the relative selling

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

price of the elements, and each element is considered a separate accounting unit, with recognition of revenue based on the criteria met for the individual element of the multiple-element arrangement. When available, the Company uses vendor-specific objective evidence, or VSOE, to determine the selling price of a unit of accounting. If VSOE does not exist, the Company uses third-party evidence of the selling price for similar products and services. For units of accounting in which there is no VSOE or third-party evidence of selling price, the best estimate of selling price is used. The Company determines best estimate of selling price using a cost plus margin approach.

Product Sales

        Revenue for hardware and software: The Company sells IT and communication products, which consist of hardware and essential software. The software and hardware are necessary to deliver the essential functionality of the communication products. Revenue from the sale of hardware and software products is generally recognized on a gross basis with the sales price to the customer recorded as revenue and the acquisition cost of the product recorded as cost of revenue. Revenue is recognized when the title and risk of loss are passed to the customer, there is persuasive evidence of an arrangement for sale, the sales price is fixed and determinable, and collectability is reasonably assured. Hardware and software items can be delivered to customers in a variety of ways including physical products shipped from our warehouses, via drop-shipment by the vendor or distributor or via electronic delivery for software licenses. The Company's vendor partners provide limited warranties to our customers on equipment sold.

        In some instances, our customers may request that the Company bill them for a product but retain physical possession of the product until later delivery, commonly known as "bill-and-hold" arrangements. In these transactions, the Company recognizes revenue when the customer has signed a bill-and-hold agreement with us, the product is identified separately as belonging to the customer and, when orders include configuration, such configuration is complete, and the product is ready for delivery to the customer.

Managed Services

        Revenue for managed services, which are for agreements of one year or greater for more than one service offering, is recognized on a straight-line basis over the term of the arrangement, which is consistent with the timing of services rendered. Payments received and billings in advance for these services are initially recorded as deferred revenue and recognized over the period services are provided. The Company capitalizes costs that are incremental to obtaining customer contracts, predominately sales commissions, and expenses them in proportion to each completed contract performance obligation. The costs are amortized to expense as a cost of revenue—services on a straight-line basis over the period during which the Company fulfills its performance obligation.

        Costs associated with maintenance contracts where the Company has an obligation to perform services, are incurred specifically to assist the Company in rendering services to its customers and are recorded as deferred customer support contract costs at the time the costs are incurred. The costs are

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

amortized to expense as a cost of revenue—services on a straight-line basis over the period during which the Company fulfills its performance obligation.

        The Company considers the principal versus agent accounting guidance to determine if the Company is the primary obligor in the arrangement and if revenue should be recognized gross or net of the associated costs. Applying the principal versus agent accounting guidance is a matter of judgment based on consideration of several factors and indicators.

        Revenue from the sale of third-party service and maintenance contracts is recognized on a gross basis at the time of sale with the selling price to the customer recorded as revenue and the acquisition cost recorded as cost of revenue. Based upon the evaluation of indicators for net and gross reporting, the Company has concluded that it is acting as a principal in these contracts.

Professional services

        Revenue from professional services, which includes the design, configuration, installation and integration of business communication and data systems, is recognized as the services are performed or as all obligations have been substantially met.

Sales Taxes

        The Company records sales and use taxes collected from customers for remittance to governmental authorities on a net basis within the Company's consolidated statements of operations.

Shipping and Freight

        Shipping and freight costs billed to customers are recognized within revenue with the related shipping and freight costs incurred by the Company recorded as a cost of sales.

Cash

        The Company maintains its cash in bank deposit accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company does not have any compensating balance requirements.

Accounts Receivable

        The Company grants credit to customers in the normal course of business. Accounts receivable are unsecured and are presented net of an allowance for doubtful accounts. The allowance is based upon a number of factors, including the length of time trade accounts receivable are past due, the Company's previous loss history, the customer's current ability to pay its obligations to the Company, and the condition of the general economy and the industry as a whole. Payment is required 30 days after receipt of the invoice. Accounts more than 45 days past due are individually analyzed for collectability. When all collection efforts have been exhausted the accounts are written off. Historically, the Company has not suffered significant losses with respect to trade accounts receivable. The allowance for doubtful accounts was approximately $70 at December 31, 2018 and 2017.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventory

        Inventories are valued at lower of average cost (which approximates first-in, first-out method) or net realizable value. Inventory consists of purchased components for resale. Management evaluates the need for an inventory obsolescence reserve by identifying slow-moving or obsolete inventory. Management determined a reserve for slow-moving or obsolete inventory was not necessary at December 31, 2018 and 2017.

Property and Equipment

        Property and equipment are carried at cost. Major additions and betterments are charged to the property accounts while maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently. Depreciation is computed based on the cost of the asset, using straight-line methods over the estimated useful lives of the assets.

Definite Lived Intangible Assets

        Definite-lived intangible assets arising from business combinations include customer relationships, trademarks and noncompetition agreements. These intangible assets are amortized over the estimated period during which the asset is expected to contribute directly or indirectly to future cash flows.

Impairment of Long-lived Assets

        The Company reviews its long-lived assets for impairment whenever events or circumstances exist that indicate the carrying amount of an asset or asset group may not be recoverable. The recoverability of long-lived assets is measured by a comparison of the carrying amount of the asset or asset group to the future undiscounted cash flows expected to be generated by that asset group. If the asset or asset group is considered to be impaired, an impairment loss would be recorded to adjust the carrying amounts to the estimated fair value. Management has determined that no impairment of long-lived assets exists, and accordingly, no adjustments to the carrying amounts of the Company's long-lived assets have been made for the years ended December 31, 2018, 2017 and 2016.

Goodwill

        Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired in a business combination. Goodwill is reviewed for impairment at least annually, in December, or more frequently if a triggering event occurs between impairment testing dates. The Company operates as a single operating segment and as a single reporting unit for the purpose of evaluating goodwill impairment. The Company's impairment assessment begins with a qualitative assessment to determine whether it is more like than not that fair value of the reporting unit is less than its carrying value. The qualitative assessment includes comparing the overall financial performance of the Company against the planned results used in the last quantitative goodwill impairment test. Additionally, the Company's fair value is assessed in light of certain events and circumstances, including macroeconomic conditions, industry and market considerations, cost factors, and other relevant entity and Company specific events. The selection and assessment of qualitative factors used to determine

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

whether it is more likely than not that the fair value of a reporting unit exceeds the carrying value involves significant judgment and estimates. If it is determined under the qualitative assessment that it is more likely than not that the fair value of a reporting unit is less than its carrying value, then a two-step quantitative impairment test is performed. Under the first step, the estimated fair value of the Company would be compared with its carrying value (including goodwill). If the fair value of the Company exceeds its carrying value, step two does not need to be performed. If the estimated fair value of the Company is less than its carrying value, an indication of goodwill impairment exists for the Company and it would need to perform step two of the impairment test. Under step two, an impairment loss would be recognized for any excess of the carrying amount of the Company's goodwill over the implied fair value of that goodwill. Fair value of the Company under the two-step assessment is determined using a combination of both income and market-based approaches. There were no goodwill impairments identified for the years ended December 31, 2018, 2017, and 2016.

Debt Issuance Costs

        Debt issuance costs represent costs that qualify for deferral associated with the issuance of new debt or the modification of existing debt facilities. The unamortized balance of debt issuance costs is presented as a reduction to the carrying value of long-term debt. Debt issuance costs are amortized and recognized on the consolidated statements of operations as interest expense.

Income Taxes

        Income taxes are accounted for under the asset and liability method pursuant to GAAP. Under this method, deferred tax assets and liabilities are recognized for the expected future consequences attributable to the differences between the financial statement carrying amounts and the tax basis of assets and liabilities. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the period of the change. Further, deferred tax assets are recognized for the expected realization of available net operating loss and tax credit carryforwards. A valuation allowance is recorded on gross deferred tax assets when it is "more likely than not" that such asset will not be realized. When evaluating the realizability of deferred tax assets, all evidence, both positive and negative, is evaluated. Items considered in this analysis include the ability to carry back losses, the reversal of temporary differences, tax planning strategies, and expectations of future earnings. The Company reviews its deferred tax assets on a quarterly basis to determine if a valuation allowance is required based upon these factors. Changes in the Company's assessment of the need for a valuation allowance could give rise to a change in such allowance, potentially resulting in additional expense or benefit in the period of change.

        The Company's income tax provision includes U.S. federal, state and local income taxes and is based on pre-tax income or loss. In determining the annual effective income tax rate, the Company analyzed various factors, including its annual earnings and taxing jurisdictions in which the earnings were generated, the impact of state and local income taxes, and its ability to use tax credits and net operating loss carryforwards.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Under GAAP, the amount of tax benefit to be recognized is the amount of benefit that is "more likely than not" to be sustained upon examination. The Company analyzes its tax filing positions in all of the U.S. federal, state, local, and foreign tax jurisdictions where it is required to file income tax returns, as well as for all open tax years in these jurisdictions. If, based on this analysis, the Company determines that uncertainties in tax positions exist, a liability is established in the consolidated financial statements. The Company recognizes accrued interest and penalties related to unrecognized tax positions in the provision for income taxes.

        The Company's income tax returns are subject to examination by federal and state authorities in accordance with prescribed statutes.

Deferred Rent

        The Company leases real estate which calls for escalating rent payments. In accordance with accounting standards, the Company recognizes lease expense on a straight-line basis over the lease term. The differences between the cash payments called for under the lease arrangements and the rent expense recognized on a straight-line basis are recorded as deferred rent. The deferred rent will be reduced when the cash payments exceed the straight-line rent expense. Cumulative straight-line rent expense exceeded cash payments for rent by approximately $265 and $318 at December 31, 2018 and 2017, respectively.

Fair value

        Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

        Authoritative literature provides a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

  •
  Level 1—inputs are based upon unadjusted quoted prices for identical assets or liabilities traded in active markets.

  •
  Level 2—inputs are based upon quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

  •
  Level 3—inputs are generally unobservable and typically reflect management's estimates of assumptions that market participants would use in pricing the asset or liability. The fair values

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    are therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques.

Fair Value on a Non-Recurring Basis

        Assets measured at fair value on a non-recurring basis include goodwill, tangible assets, and intangible assets. Such assets are reviewed annually for impairment indicators. If a triggering event has occurred, the assets are re-measured when the estimated fair value of the corresponding asset group is less than the carrying value. The fair value measurements, in such instances, are based on significant unobservable inputs (Level 3).

Fair Value of Financial Instruments

        The carrying amounts of the Company's financial instruments, which include trade accounts receivable, inventory, deposits, accounts payable and accrued expenses, unearned revenue and debt at floating interest rates, approximate their fair values at December 31, 2018 and 2017, respectively, principally due to the short-term nature, maturities or nature of interest rates of the above listed items.

Advertising

        The Company expenses advertising costs as they are incurred. Advertising costs charged to operations for the years ended December 31, 2018, 2017 and 2016 totaled approximately $705, $720 and $351, respectively.

Vendor Considerations

        The Company receives payments and credits from vendors and distributors on a quarterly basis. Consideration received includes volume-based incentives and reimbursement for marketing expenses. Volume-based incentive payments are recorded as a reduction of cost of goods sold. Marketing-based incentive payments are recorded as a reduction to advertising expense in the period the program takes place.

Equity-Based Compensation

        The parent of the Company, Stratos Management Systems Holdings, LLC (the Parent), has issued Class A and B incentive common units of ownership of the Parent to certain management members of the Company during 2017 and 2016. The incentive common units granted consist of time-based units and performance-based units. Time-based units vest based on the amount of time a management member serves at the Company, and performance-based units vest upon the sale of the Company or if certain common ownership valuation metrics are met. The Company performed an analysis and determined the units had a fair value of that was immaterial at each respective date of grant and, accordingly, has not recorded any compensation expense.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Earnings (Loss) Per Common Share

        Basic net earnings or loss per common share is computed by dividing net earnings or loss by the weighted average number of shares of common stock outstanding at the end of the reporting period. Diluted net earnings or loss per share is computed by dividing net earnings or loss by the fully dilutive common stock equivalent. The Company has no potentially dilutive shares for the years ended December 31, 2018, 2017 and 2016.

Business Concentrations

        Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of cash and trade accounts receivable. The Company maintains its cash in bank accounts with balances regularly exceeding the federally insured limit. Cash deposits exceeding federally insured limits totaled approximately $10 at December 31, 2018.

        One customer accounted for approximately 10% of sales for the year ended December 31, 2018 and one customer accounted for approximately 13% of sales for the year ended December 31, 2017. No customers accounted for a significant concentration of sales for the year ended December 31, 2016.

        Three customers accounted for approximately 34% of accounts receivable at December 31, 2018. Two customers accounted for approximately 28% of accounts receivable at December 31, 2017.

Segment Reporting

        The Company reports operating results and financial data in one operating and reportable segment. The Company's Chief Executive Officer is the chief operating decision maker and manages the Company as a single profit center in order to promote collaboration, provide comprehensive service offerings across its entire customer base, and provide incentives to employees based on the success of the organization as a whole. Although certain information regarding selected products or services is discussed for purposes of promoting an understanding of the Company's complex business, the chief operating decision maker manages the Company and allocates resources at the consolidated level.

Foreign Operations

        Operations outside the United States include a subsidiary in Ireland. Foreign operations are subject to risks inherent in operating under different legal systems and various political and economic environments. Among the risks are changes in existing tax laws, possible limitations on foreign investment and income repatriation, government price or foreign exchange controls, and restrictions on currency exchange. Net assets of foreign operations are less than 10% of the Company's total net assets.

Reclassifications

        Certain amounts in the prior period consolidated financial statements have been reclassified to conform to the presentation of the current period consolidated financial statements. These reclassifications had no effect on the previously reported net loss.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Standards

        In May 2014, the FASB issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates guidance for when revenue should be recognized from the exchange of goods or services. ASU No. 2016-08 was issued in March 2016 to clarify the principal versus agent guidance in this new revenue recognition standard. ASU 2016-10 was issued in April 2016 to clarify the guidance on accounting for licenses of intellectual property and identifying performance obligations in the new revenue recognition standard. ASU 2016-12 was issued in May 2016 to clarify the guidance on transition, collectability, non-cash consideration and the presentation of sales and other similar taxes in the new revenue recognition standard. ASU 2016-20 was issued in December 2016 to make technical corrections and improvements on narrow aspects of this guidance. ASU No. 2015-14 was issued in August 2015 to defer the effective date of ASU 2014-09 for one year.

        In May 2016, the FASB issued ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients. The object is to address certain issues identified by the FASB-IASB Joint Transition Resource Group for Revenue Recognition. The amendments in this Update affect the guidance in Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606), which is not yet effective. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements for Topic 606 (and any other Topic amended by Update 2014-09). Accounting Standards Update 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, defers the effective date of Update 2014-09 by one year.

        The new standard permits adoption either by using (i) a full retrospective approach for all periods presented in the period of adoption or (ii) a modified retrospective approach with the cumulative effect of initially applying the new standard recognized at the date of initial application and providing certain additional disclosures. The new standard is effective for private companies' annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period.

        To determine revenue recognition for arrangements that an entity determines are within the scope of Topic 606, the entity performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. Topic 606 also impacts certain other areas, such as the accounting for costs to obtain or fulfill a contract. The standard also requires disclosure of the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers.

        The Company does not intend to early adopt the new revenue recognition guidance and therefore all of the ASUs noted above will be effective for the Company for the year ending December 31, 2019. The Company expects to begin evaluating the effect of the revenue recognition ASUs during the third quarter of 2019. The evaluation will include selecting a transition method for these revenue recognition

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ASUs and determining the effect that the updated standards will have on the historical and future consolidated financial statements.

        In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: 1) A lease liability, which is a lessee's obligation to make lease payments arising from a lease, measured on a discounted basis; and 2) A right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term. The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees will no longer be provided with a source of off-balance sheet financing. The amendments in this ASU are effective for private companies for fiscal years beginning after December 15, 2019, including interim periods within those years. The Company is evaluating this ASU and has not determined the effect of this standard on its ongoing financial reporting.

        In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the definition of a business. The amendments in this ASU is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The amendments were effective for private company entities for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Management does not believe the adoption of this ASU would have a material effect on the Company's consolidated financial statements.

        In July 2017, the FASB issued ASU 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480) and Derivatives and Hedging (Topic 815). The amendments in Part I of the Update change the reclassification analysis of certain equity-linked financial instruments (or embedded features) with down-round features. The amendments in Part II of this Update re-characterize the indefinite deferral of certain provisions of Topic 480 that now are presented as pending content in the Codification, to a scope exception. The amendments in Part I of this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 for private companies. Early adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. The amendments in Part II of this Update do not require any transition guidance because those amendments do not have an accounting effect. The Company does not believe the adoption of this ASU would have a material effect on the Company's consolidated financial statements.

        In February 2018, the FASB issued ASU 2018-02, Income Statement—Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. The amendments in this Update affect any entity that is required to apply the provisions of Topic 220, Income Statement—Reporting Comprehensive Income, and has items of other comprehensive income for which the related tax effects are presented in other comprehensive income as required by GAAP. The amendments in this Update are effective for all entities for fiscal years

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption of the amendments in this Update is permitted, including adoption in any interim period, (1) for public business entities for reporting periods for which financial statements have not yet been issued and (2) for all other entities for reporting periods for which financial statements have not yet been made available for issuance. The amendments in this Update should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act is recognized. The Company does not believe the adoption of this ASU would have a material effect on the Company's consolidated financial statements.

        The Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company's consolidated balance sheets, statements of changes in equity, statements of operations and statements of cash flows.

3. CHANGE IN ACCOUNTING PRINCIPLES

        Prior to 2016, the Company had elected the Private Company Council (PCC) accounting alternatives set forth under ASU 2014-02,—Goodwill and Other (Topic 350): Accounting for Goodwill and ASU 2014-18, Business Combinations (Topic 805): Accounting for Identifiable Intangible Assets in a Business Combination. ASU 2014-02 provided the Company with an alternative for accounting for goodwill subsequent to its initial recognition. Under ASU 2014-02, the Company amortized goodwill over a useful life of 10 years and tested for impairment at the entity level upon the occurrence of a triggering event. ASU 2014-18 provided the Company with an accounting alternative related to the identifiable intangible assets recognized in the accounting for a business combination. Under ASU 2014-18, the Company elected to not separately recognize the following intangible assets in the accounting for a business combination: (a) intangible assets that would otherwise arise from non-compete agreements (NCA) or (b) customer-related intangible (CRI) assets that cannot be separately sold or licensed. The value of these intangible assets were effectively subsumed into goodwill.

        Effective January 1, 2016, the Company changed its method for accounting for goodwill and identifiable intangible assets recognized in the accounting for a business combination. The Company will no longer amortize goodwill and will review for impairment at the reporting unit level at least annually or more frequently if a triggering event occurs between impairment testing dates. In addition, the Company will recognize all separately indefinable intangible assets in accounting for a business combination and not subsume these assets into goodwill. The new method of accounting for goodwill and identifiable intangible assets was adopted because the Company has signed a plan of merger agreement (see Note 13) with a publicly traded Special Purpose Acquisition Company (SPAC) and if the merger is completed the Company will become a public business entity and no longer be able to utilize PCC accounting alternatives. Comparative financial statements have been adjusted to apply the new method retrospectively. The following financial statement line items for 2018, 2017 and 2016 were affected by the change in accounting principles.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

3. CHANGE IN ACCOUNTING PRINCIPLES (Continued)

Statement of Operations, 2018:

	As Previously Reported	Change in Accounting Principle Adjustments	Reclassification Adjustments	As Adjusted
Cost of sales	$122,458	$—	$2,470	$124,928
Selling, general and administrative expenses	33,624	2,068)	(1,115)	30,441
(Loss) Income from Operations	(1,236)	2,068	(1,355)	(523)
(Provision for) Benefit from Income Taxes	808	(904)	—	(96)
Net loss	(3,086)	1,164	—	(1,922)
Loss per share—Basic and Diluted	$(3,086.15)	$1,163.53	—	$(1,922.62)
Statement of Operations, 2017:

	As Previously Reported	Change in Accounting Principle Adjustments	Reclassification Adjustments	As Adjusted
Selling, general and administrative expenses	$29,468	$(2,029)	$106	$27,545
(Loss) Income from Operations	(1,069)	2,029	(106)	854
(Provision for) Benefit from Income Taxes	(843)	(42)	—	(885)
Net loss	(3,289)	1,987	—	(1,302)
Loss per share—Basic and Diluted	$(3,289.41)	$1,987.05	—	$(1,302.36)

Statement of Operations, 2016:

	As Previously Reported	Change in Accounting Principle Adjustments	Reclassification Adjustments	As Adjusted
Cost of sales	$110,508	$—	$677	$111,185
Selling, general and administrative expenses	28,549	(2,029)	(631)	25,889
(Loss) Income from Operations	(1,964)	2,029	(46)	19
(Provision for) Benefit from Income Taxes	719	(543)	—	176
Net loss	(2,458)	1,487	—	(971)
Loss per share—Basic and Diluted	$(2,458.11)	$1,486.45	—	$(971.66)

Balance Sheet, December 31, 2018:

	As Previously Reported	Change in Accounting Principle Adjustments	Reclassification Adjustments	As Adjusted
Definite Lived Intangible Assets, Net	$2,744	$647	$—	$3,391
Goodwill	11,796	9,419	—	21,215

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

3. CHANGE IN ACCOUNTING PRINCIPLES (Continued)

        As a result of the change in accounting principles, accumulated deficit decreased approximately $7,998 at December 31, 2018.

Balance Sheet, December 31, 2017:

	As Previously Reported	Change in Accounting Principle Adjustments	Reclassification Adjustments	As Adjusted
Goodwill	$12,296	$7,998	$—	$20,294

        As a result of the change in accounting principles, accumulated deficit decreased approximately $3,940 and $5,969 at January 1, 2017 and December 31, 2017, respectively.

Statement of Cash Flows, 2018:

	As Previously Reported	Change in Accounting Principle Adjustments	Reclassification Adjustments	As Adjusted
Net loss	$(3,086)	$1,164	$—	$(1,922)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of Other Intangible Assets	3,015	(2,068)	—	947

Statement of Cash Flows, 2017:

	As Previously Reported	Change in Accounting Principle Adjustments	Reclassification Adjustments	As Adjusted
Net loss	$(3,289)	$1,987	$—	$(1,302)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of Other Intangible Assets	3,878	(2,029)	—	1,849

Statement of Cash Flows, 2016:

	As Previously Reported	Change in Accounting Principle Adjustments	Reclassification Adjustments	As Adjusted
Net loss	$(2,458)	$1,487	$—	$(971)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of Other Intangible Assets	4,225	(2,029)	—	2,196

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

4. ACQUISITION

Synetra, Inc.

        Prior to its acquisition by the Company on August 1, 2018, Synetra was a private company engaged in providing vital applications and devices with communications using user's network as a platform, such as VoIP telephone service, audio and video conferencing, and voice mail. It also offers hosted voice and video solutions, data center, and cloud solutions. Additionally, Synetra provides network infrastructure and security services. With the acquisition, the Company acquired certain customer contracts and expanded its presence in the Texas market.

        The acquisition price totaled $2,400 consisting of seller-financed notes of $1,450 and $950. Both of these notes are nonnegotiable unsecured subordinate promissory notes with due dates of August 1, 2020. The Company evaluated the intangible assets associated with the acquisition and goodwill of approximately $921 was recognized as part of the acquisition resulting from the purchase price exceeding the fair value of the net assets acquired.

        The Company incurred approximately $330 in transaction costs in 2018 related to the Synetra acquisition which are reported selling, general and administrative expenses on the consolidated statement of operations.

        The following table summarizes the fair values of the assets acquired and at the date of acquisition of Synetra, Inc.

Cash	$500
Property and Equipment	304
Intangible Assets	675
Goodwill	921

Total Assets Acquired	$2,400

        The following unaudited proforma financial information presents the consolidated results of operations of the Company with Synetra Inc. for the years ended December 31, 2018, 2017 and 2016 as if the above discussed acquisition had occurred on January 1, 2016. The proforma information does not necessarily reflect the results of operations that would have occurred had the entities been a single company during those periods.

	Years Ended December 31,
	2018	2017	2016
Sales	$166,556	$155,667	$169,596
Net Loss	(1,039)	(2,815)	(249)

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

5. PROPERTY AND EQUPMENT

        Property and equipment were comprised of the following as of December 31, 2018 and 2017:

	Estimated Useful Lives (Years)	2018	2017
Furniture and Equipment	3 to 7	$23,942	$22,879
Vehicles	4	89	63
Leasehold Improvements	5 to 15	2,298	2,259

Total Property and Equipment		26,329	25,201
Less: Accumulated Depreciation		(14,088)	(10,008)

Property and Equipment, net		$12,241	$15,193

        Depreciation expense amounted to $4,121, $3,917 and $2,317 for the years ended December 31, 2018, 2017 and 2016, respectively.

Capital Leases

        The Company has entered into capital leases for equipment. The following is an analysis of leased equipment under capital leases as of December 31, 2018 and 2017:

	2018	2017
Equipment	$1,973	$1,973
Less: Accumulated Depreciation	(1,608)	(1,256)

Total Capital Leases	$365	$717

        The following is a schedule of future minimum lease payments under capital leases as of December 2018:

Year Ending December 31,	Amount
2019	$196
2020	31
Less: Amount Representing Interest	(6)

Present Value of Future Minimum Lease Payments	221
Less: Current Maturities	(191)

Long-Term Capital Lease	$30

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

6. INTANGIBLE ASSETS AND GOODWILL

        The Company's definite lived intangible assets as of December 31, 2018 and 2017 consist of the following:

	Estimated Lives (Years)	2018	2017
Noncompete Agreements	5	$6,380	$6,380
Trademark	2 to 3	2,110	2,110
Customer Relationships	9 to 10	9,355	8,680
Less: Accumulated Amortization		(14,454)	(13,507)

Definite Lived Intangible Assets, Net of Amortization		$3,391	$3,663

        Amortization expense for definite lived intangible assets was $947, $1,849 and $2,196 for the years ended December 31, 2018, 2017 and 2016, respectively.

        Expected amortization expense for definite-lived intangibles for the next five years is as follows:

Year Ending December 31,	Amount
2019	$988
2020	988
2021	972
2022	68
2023	68
Thereafter	307

Total	$3,391

        At December 31, 2018, the weighted average remaining useful life of the Company's definitely lived intangible assets is 3.5 years.

        The following is a summary of goodwill as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016:

	Gross Amount	Accumulated Impairment	Net Carrying Amount
Balance—January 1, 2017	$20,294	$—	$20,294
Acquisition	—	—	—

Balance—December 31, 2017	20,294	—	20,294
Acquisition	921	—	921

Balance—December 31, 2018	$21,215	$—	$21,215

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

7. ACCRUED EXPENSES

        The following is a summary of accrued expenses as of December 31, 2018 and 2017:

	2018	2017
Accrued Bonuses	$550	$500
Accrued Wages and Commissions	1,816	1,238
Accrued Sales Tax	601	624
Accrued Interest	101	43
Other Accrued Expenses	377	266

Total Accrued Expenses	$3,445	$2,671

8. REVOLVING CREDIT AND LONG-TERM DEBT

        In 2017, the Company refinanced its Synovus Bank credit agreement with Comerica Bank (the Comerica credit agreement) providing for a maximum credit facility of $25,000, consisting of a $15,000 revolving note payable and a $10,000 term note. Both the revolving credit and term note mature December 18, 2022. The balance on the revolving note was $7,793 and $9,190 at December 31, 2018 and 2017, respectively.

        On August 1, 2018, the Company entered into a First Amendment of the Comerica credit agreement (the First amendment agreement) with Comerica Bank. The First Amendment agreement provided for an increase of the revolving credit note from $15,000 to $16,000.

        All obligations outstanding under the credit agreement accrue interest at the one-month London Interbank Offered Rate (LIBOR) rate plus an additional margin. The additional margin is based upon the Company's total leverage ratio, as defined in the credit agreement, and ranges from 3.0% to 3.75%. The effective rate was 6.25% and 5.31% at December 31, 2018 and 2017, respectively.

        The credit agreement requires the Company to meet certain financial covenants including, but not limited to, a maximum senior leverage ratio, a maximum fixed charge coverage ratio, and a limit on the amount of annual capital expenditures (the "cover ratios"). As of December 31, 2018, the Company is in compliance with all its covenants.

        During 2018, the Company entered into an interest rate swap arrangement to partially mitigate the variability of cash flows due to changes in the Eurodollar rate, specifically related to interest payments on the term loan under the Comerica credit agreement. The interest rate swap has a notional amount of $4,464 and a maturity date of August 2, 2021. The fixed interest rate is 3.04% with a corresponding floating interest rate of 1-month LIBOR. The interest rate swap does not qualify for hedge accounting and the Company determined that the fair value of the related derivative liability was not material and accordingly, did not record the liability at December 31, 2018.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

8. REVOLVING CREDIT AND LONG-TERM DEBT (Continued)

        Total long-term debt as of December 31, 2018 and 2017 consists of the following:

Description	2018	2017
Senior Debt—Term note payable to Comerica Bank; quarterly principal payments of $357 plus interest through maturity date December 18, 2022; interest rate variable with effective rate of 6.10% and 5.31% at December 31, 2018 and 2017, respectively	$8,571	$10,000
Subordinated Debt—Term note payable to Synetra Inc.; quarterly principal payments of $199 plus interest through maturity date August 1, 2020; interest rate variable with effective rate of 8.5% at December 31, 2018	1,282	—
Subordinated Debt—Term note payable to John Sorensen and Paul Sorenson; quarterly principal payments of $130 plus interest through maturity date August 1, 2020; interest rate variable with effective rate of 8.5% at December 31, 2018	840	—

Total Long-Term Debt	10,693	10,000
Less: Unamortized Debt Issuance Costs	(182)	(227)

Total Notes Payable, Net of Unamortized Debt Issuance Costs	10,511	9,773
Less: Current Maturities	(2,602)	(1,429)

Long-Term Debt, Net of Current Maturities and Unamortized Debt Issuance Costs	$7,909	$8,344

        The Comerica credit agreement above is subject to a security agreement including substantially all assets of the Company, an equity pledge agreement, and a guarantee by the Company's sole shareholder.

        Scheduled principal payments for all long-term borrowings are as follows:

Year Ending December 31,	Amount
2019	$2,602
2020	2,376
2021	1,429
2022	4,286

Total	$10,693

Additional Prepayment Requirements under Comerica Credit Agreement

        In addition to the above scheduled principal payments, the Company is required to prepay principal on the term note in an amount equal to 50% of the excess cash flow, as defined by the credit agreement, within 45 days after the end of each fiscal year. No prepayment shall be required for any year in which the combined value of all eligible accounts and all eligible inventory as evidenced by the

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

8. REVOLVING CREDIT AND LONG-TERM DEBT (Continued)

borrowing base certificate is greater than the aggregate amount of the senior funded debt and the senior leverage ratio is less than 2.0 as of December 31 of such year. No excess cash flow payment was due for the years ended December 31, 2018 and 2017.

9. RELATED PARTY TRANSACTIONS

        The Company paid a management fee of $300 to a member of their sole shareholder's ownership group for each of the years ended December 31, 2018, 2017 and 2016.

        The Company leases office space under operating leases with ERD Enterprises, LLC ("ERD") and PEBL Partnership LTD ("PEBL"). Both entities are related parties that are either partially or 100% owned by employees of the Company. For the years ended December 2018, 2017 and 2016, the Company paid $518, $372 and $369, respectively, to the related parties included in rent expense.

10. COMMITMENTS AND CONTINGENCIES

Operating Lease Obligations

        The Company is party to operating leases under which they lease various facilities and equipment. The majority of the facility leases provide that the Company pays, in addition to the minimum rent, certain operating expenses. The leases expire at various dates through July 2022. With the purchase of Synetra, the Company acquired three additional operating leases which are located in Lubbock, Amarillo, and Odessa. The Company also has several month-to-month leases. Operating lease expense, noncontracted rent, and related common area maintenance for the years ended December 31, 2018, 2017 and 2016 totaled approximately $1,418, $1,212, and $1,215, respectively.

        The following is a schedule of future minimum rent payments, excluding operating expenses and month-to-month leases, required under noncancelable operating leases for the five years after December 31, 2018 and thereafter:

Year Ending December 31,	Amount
2019	$1,148
2020	725
2021	348
2022	304

Total	$2,525

Contingencies

Legal Contingencies and Proceedings

        From time to time, the Company may be involved in various legal proceedings and claims in the ordinary course of business. As of December 31, 2018, and through the filing date of this report, the Company does not believe the ultimate resolution of such actions or potential actions of which the

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

10. COMMITMENTS AND CONTINGENCIES (Continued)

Company is currently aware will have a material effect on its consolidated financial position or results of operations.

11. RESTRUCTURING

        During the year ended December 31, 2018, the Company initiated and completed certain business restructuring initiatives aimed at reducing our fixed cost structure and realigning our business. These initiatives included the reduction in hourly and salaried headcount of approximately 11 employees during the year ended December 31, 2018.

        For the year ended December 31, 2018 restructuring-related costs included in selling, general and administrative expenses in the consolidated statements of operations are as follows:

Severance and related costs	$1,356

Total	$1,356

        Activity related to accrued severance and related costs recorded in accrued expenses in the consolidated balance sheets is summarized as follows for the year ended December 31, 2018:

Beginning balance	$—
Costs incurred	1,356
Cash payments and other	(1,148)

Ending balance	$208

12. INCOME TAXES

        The current and deferred component of the Company's income tax (provision) benefit consist of the following for the respective periods:

	Years Ended December 31,
	2018	2017	2016
Current:
Federal	$(1)	$(59)	$401
State	(95)	(124)	(86)

	(96)	(183)	315

Deferred
Federal	—	(685)	(108)
State	—	(17)	(31)

	—	(702)	(139)

Total (Provision) Benefit	$(96)	$(885)	$176

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

12. INCOME TAXES (Continued)

        The principal components of the Company's deferred tax assets as of December 31, 2018 and 2017 are as follows:

	2018	2017
Prepaid Expenses	$(208)	$(66)
Accrued Reserves	17	16
Deferred Revenue	1,029	—
Accrued Liabilities	161	118
Uniform Capitalization of Inventory for Tax	7	4
Contribution Carryover	12	—
Tax Depreciation in Excess of Book	(1,813)	(1,841)
Intangible Assets	(5)	348
Federal Income Tax Credits	61	61
Net Operating Loss Carryforwards	1,636	1,893

Total	897	533
Less: Valuation Allowance	(897)	(533)

Net Deferred Tax Assets	$—	$—

        The difference in the (provision for) benefit from income taxes and the amount computed by applying the statutory federal income tax rates consists of the following for the years ended December 31, 2018, 2017 and 2016:

	Years Ended December 31,
	2018	2017	2016
Statutory Tax Rate	21.0%	34.0%	34.0%
State Income Taxes, Net of Federal Benefit	2.5	1.4	1.8
Permanent Differences	(4.3)	(25.9)	(9.0)
Rate Change	(2.9)	(66.8)	(0.6)
Prior Year Adjustments	0.4	3.5	(2.4)
Change in Valuation Allowance	(20.2)	(127.8)	—
State Tax Differences from Blended Rates	(2.0)	(30.4)	(7.5)
Other Differences	—	—	(1.0)

(Provision for) Benefit from Income Taxes	(5.5)%	(212.0)%	15.3%

        The Company's effective income tax rate is lower than what would be expected if the federal statutory rate were applied to income before income taxes primarily because of certain expenses deductible for financial reporting purposes that are not deductible for tax purposes, research and development tax credits, operating loss carryforwards, and adjustments to previously recorded deferred tax assets and liabilities due to the enactment of the Tax Cuts and Jobs Act in 2017.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In thousands of US dollars, except share and per share data, or otherwise noted)

12. INCOME TAXES (Continued)

        The Company has net operating loss carryforwards of approximately $7,336 that begin to expire in 2036.

        The Company assesses available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence identified during management's evaluation was the cumulative loss incurred over the three-year period ended December 31, 2018. Such objective evidence limits the ability to consider other subjective evidence, such as our forecasts of future taxable income and tax planning strategies. On the basis of this evaluation as of December 31, 2018 and 2017, the Company recognized a valuation allowance against its net deferred tax assets under the criteria of ASC 740 of $897 and $533, respectively.

        The Company evaluated its tax positions and determined that no uncertain tax positions existed as of December 31, 2018 and 2017.

13. SUBSEQUENT EVENTS

        On July 24, 2019, the Company signed an Agreement and Plan of Merger ("Merger") with Pensare Acquisition Corporation ("Pensare"), whereby a subsidiary of Pensare and the Company shall consummate a merger, pursuant to which the subsidiary shall be merged with and into the Company, following which the separate corporate existence of the subsidiary shall cease and the Company shall continue as the surviving publicly traded corporation (the "Business Combination").

        On June 27, 2019, the Company entered into a Second Amendment of the Comerica credit agreement (the Second amendment agreement) with Comerica Bank. The Second Amendment agreement increased the revolving credit note from $16,000 to $20,000.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Stratos Management Systems, Inc. and Subsidiaries

Results of Review of Interim Financial Information

        We have reviewed the consolidated condensed balance sheet of Stratos Management Systems, Inc. and Subsidiaries dba: Computex Technology Solutions (the "Company") as of June 30, 2019, and the related condensed statements of operations for the six-month periods ended June 30, 2019 and 2018, and condensed changes in equity and statements of cash flows for the six-month periods then ended, and the related notes (collectively referred to as the interim financial statements). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

        We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the balance sheet of the Company as of December 31, 2018, and the related statements of operations, changes in equity, and cash flows for the year then ended (not presented herein); and in our report dated August 1, 2019 we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying condensed balance sheet as of December 31, 2018, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

Basis for Review Results

        These interim financial statements are the responsibility of the Company's management. We conducted our review in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We have served as the Company's auditor since 2019

New York, NY

September 18, 2019

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of US dollars, except share and per share data, or otherwise noted)

	September 30, 2019	December 31, 2018
		(See Note 2)
ASSETS
Current Assets:
Cash	$543	$260
Trade Accounts Receivable, Net	11,231	41,328
Inventory	519	474
Other Current Assets	679	972

Total Current Assets	12,972	43,034
Property and Equipment, Net	10,223	12,241

Other Assets:
Deposits	69	69
Deferred Contract Costs	2	9
Definite Lived Intangible Assets, Net	2,650	3,391
Goodwill	21,215	21,215

Total Other Assets	23,936	24,684

TOTAL ASSETS	$47,131	$79,959

LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities:
Accounts Payable	$14,765	$38,694
Accrued Expenses	1,262	3,445
Unearned Revenue	3,703	5,514
Current Portion of Notes Payable	2,679	2,602
Current Portion of Capital Leases	148	191

Total Current Liabilities	22,557	50,446
Long-Term Liabilities:
Line of Credit	8,416	7,793
Notes Payable (Net of Current Portion and Issuance Costs)	5,924	7,909
Capital Leases (Net of Current Portion)	138	30
Unearned Revenue	—	1,439
Deferred Rent	170	265

Total Long-Term Liabilities	14,648	17,436

Total Liabilities	37,205	67,882

Stockholder's Equity:
Common Stock $0.001 par value—1,000 shares authorized; 1,000 shares outstanding as of September 30, 2019 and December 31, 2018, respectively	—	—
Additional Paid-In Capital	18,717	18,717
Accumulated Deficit	(8,791)	(6,640)

Total Stockholder's Equity	9,926	12,077

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$47,131	$79,959

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of US dollars, except share and per share data, or otherwise noted)

	Nine months ended September 30,
	2019	2018
SALES	$92,554	$95,475
COST OF SALES	74,036	76,408

GROSS PROFIT	18,518	19,067
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES	19,832	21,176

LOSS FROM OPERATIONS	(1,314)	(2,109)
OTHER (EXPENSE) INCOME
Interest expense	(979)	(907)
Other income	(147)	56

Total other expenses	(832)	(851)

LOSS BEFORE INCOME TAXES	(2,146)	(2,960)
PROVISION FOR INCOME TAXES	(5)	(61)

NET LOSS	$(2,151)	$(3,021)

LOSS PER SHARE—Basic and Diluted	$(2,151.18)	$(3,020.58)

WEIGHTED AVERAGE SHARES OUTSTANDING—
Basic and Diluted	1,000	1,000

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

(In thousands of US dollars, except share and per share data, or otherwise noted)

	Common Stock
			Additional Paid-In Capital	Accumulated Deficit	Stockholder's Equity
	Shares	Amount
Balance, December 31, 2017	1,000	$—	$18,717	$(4,718)	$13,999
Net loss	—	—	—	(3,021)	(3,021)

Balance, September 30, 2018	1,000	$—	$18,717	$(7,739)	$10,978

Balance, December 31, 2018	1,000	$—	$18,717	$(6,640)	$12,077
Net loss	—	—	—	(2,151)	(2,151)

Balance, September 30, 2019	1,000	$—	$18,717	$(8,791)	$9,926

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of US dollars, or otherwise noted)

	Nine Months Ended September 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(2,151)	$(3,021)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	2,835	3,052
Amortization of Other Intangible Assets	741	679
Amortization of Deferred Financial Costs	34	34
(Increase) Decrease in Assets:
Accounts Receivable	30,097	6,329
Inventory	(45)	(716)
Other Current Assets	293	(403)
Deferred Contract Costs	7	6
Increase (Decrease) in Liabilities:
Accounts Payable	(23,929)	(5,111)
Unearned Revenue	(3,250)	(3,791)
Accrued Expenses	(2,183)	(917)
Deferred Rent	(95)	(39)

Net cash provided by (used in) operating activities	2,354	(3,898)

Cash flows from investing activities:
Acquisition of Business, Net of Cash Acquired	—	500
Acquisition of Property and Equipment	(518)	(558)

Net cash used in investing activities	(518)	(58)

Cash flows from financing activities:
Net Change in Line of Credit	623	4,871
Payments on Notes Payable	(1,942)	(1,072)
Payments on Capital Lease Obligations	(234)	(418)

Net cash (used in) provided by financing activities	(1,553)	3,381

Net increase (decrease) in cash	283	(575)
Cash, beginning of period	260	677

Cash, end of period	$543	$102

Supplemental schedule of noncash investing and financing activities
Reconciliation of Net Assets Acquired in Acquistion of Synetra, Inc.:
Fair Value of Net Assets Acquired:
Cash	$—	$500
Fixed Assets	—	304
Intangible Assets	—	675
Goodwill	—	921

Notes Payable Issued for Acquistion of Synetra	$—	$2,400

Acquisition of Property and Equipment through Capital Lease	$300	$—

Cash Paid for Interest Expense	$972	$822

Cash Paid for Income Taxes	$4	$143

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(In thousands of US dollars, except share and per share data, or otherwise noted)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

        Stratos Management Systems, Inc. dba: Computex Technology Solutions (Stratos) incorporated on February 8, 2012, as a management company with the majority of its assets consisting of its ownership in First Byte Computers, Inc. dba: Computex Technology Solutions (Computex North); Computex, Inc. dba: Computex Technology Solutions (Computex South); eNETsolutions, LLC dba: Computex Technology Solutions (eNET); and Stratos MS Ireland Limited (Stratos Ireland) (collectively, the companies are referred to in the consolidated financial statements as "the Company")

        On August 1, 2018, the Company acquired certain assets of Synetra, Inc. (Synetra) with operations in Amarillo, Dallas, El Paso, Lubbock, and Odessa Texas. Synetra, Inc. is engaged in IT consulting and communication solutions.

        The acquired assets of Synetra were recorded at their fair value as of the acquisition date and the accompanying consolidated financial statements include the operations of Synetra from the acquisition date to September 30, 2019 (see Note 3).

        On July 24, 2019, the Company signed an Agreement and Plan of Merger ("Merger") with Pensare Acquisition Corporation ("Pensare"), whereby a subsidiary of Pensare and the Company shall consummate a merger, pursuant to which the subsidiary shall be merged with and into the Company, following which the separate corporate existence of the subsidiary shall cease and the Company shall continue as the surviving publicly traded corporation (the "Business Combination").

        The Company sells computer equipment, network infrastructure, cloud and hosting solutions, and support. The Company has locations in Minnesota, Michigan, Florida and Texas. Stratos Ireland is a sourcing company for European sales activity.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

        The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the Security and Exchange Commission (SEC) and accounting principles generally accepted in the United States of America (U.S. GAAP) for interim financial reporting. Certain information and footnote disclosures normally included in financial statements prepared in conformity with U.S. GAAP have been condensed or omitted pursuant to such rules and regulations. Accordingly, these statements should be read in conjunction with the Company's audited consolidated financial statements for the year ended December 31, 2018.

        In the opinion of the management, the accompanying unaudited condensed consolidated financial statements reflect all normal recurring adjustments, which are necessary for a fair presentation of financial results for the interim periods presented. The Company believes that the disclosures are adequate to make the information presented not misleading. The accompanying unaudited condensed consolidated financial statements have been prepared using the same accounting policies as used in the preparation of the Company's consolidated financial statements for the year ended December 31, 2018. The results of operations for the nine-month periods ended September 30, 2019 and 2018 are not necessarily indicative of the results for the full years.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The financial information as of December 31, 2018 presented in the unaudited condensed consolidated financial statements is derived from the audited consolidated financial statements for the year ended December 31, 2018.

Principles of Consolidation

        The accompanying consolidated financial statements include the accounts of Stratos Management Systems, Inc. dba: Computex Technology Solutions (the Parent) and its wholly owned subsidiaries: Computex North, Computex South, eNET, and Stratos Ireland Limited (the Subsidiaries). All material intercompany transactions and balances have been eliminated in the preparation of the consolidated financial statements.

Use of Estimates

        The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company's consolidated financial statements include, but are not limited to, revenue recognition, allowance for doubtful accounts, deferred tax asset valuation allowance, income taxes, equity instruments, and the purchase price allocation associated with business combinations.

Revenue Recognition

        Products, installation and maintenance services are typically sold as a bundled arrangement containing multiple deliverables of new and/or refurbished hardware, software and professional services associated with installing, maintaining and managing the business communications systems. Revenue from multiple-element arrangements is allocated to the various elements based on the relative selling price of the elements, and each element is considered a separate accounting unit, with recognition of revenue based on the criteria met for the individual element of the multiple-element arrangement. When available, the Company uses vendor-specific objective evidence, or VSOE, to determine the selling price of a unit of accounting. If VSOE does not exist, the Company uses third-party evidence of the selling price for similar products and services. For units of accounting in which there is no VSOE or third-party evidence of selling price, the best estimate of selling price is used. The Company determines best estimate of selling price using a cost plus margin approach.

Product Sales

        Revenue for hardware and software: The Company sells IT and communication products, which consist of hardware and essential software. The software and hardware are necessary to deliver the essential functionality of the communication products. Revenue from the sale of hardware and software products is generally recognized on a gross basis with the sales price to the customer recorded as revenue and the acquisition cost of the product recorded as cost of revenue. Revenue is recognized when the title and risk of loss are passed to the customer, there is persuasive evidence of an

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

arrangement for sale, the sales price is fixed and determinable, and collectability is reasonably assured. Hardware and software items can be delivered to customers in a variety of ways including physical products shipped from our warehouses, via drop-shipment by the vendor or distributor or via electronic delivery for software licenses. The Company's vendor partners provide limited warranties to our customers on equipment sold.

        In some instances, our customers may request that the Company bill them for a product but retain physical possession of the product until later delivery, commonly known as "bill-and-hold" arrangements. In these transactions, the Company recognizes revenue when the customer has signed a bill-and-hold agreement with us, the product is identified separately as belonging to the customer and, when orders include configuration, such configuration is complete, and the product is ready for delivery to the customer.

Managed Services

        Revenue for managed services, which are for agreements of one year or greater for more than one service offering, is recognized on a straight-line basis over the term of the arrangement, which is consistent with the timing of services rendered. Payments received and billings in advance for these services are initially recorded as deferred revenue and recognized over the period services are provided. The Company capitalizes costs that are incremental to obtaining customer contracts, predominately sales commissions, and expenses them in proportion to each completed contract performance obligation. The costs are amortized to expense as a cost of revenue—services on a straight-line basis over the period during which the Company fulfills its performance obligation.

        Costs associated with maintenance contracts where the Company has an obligation to perform services, are incurred specifically to assist the Company in rendering services to its customers and are recorded as deferred customer support contract costs at the time the costs are incurred. The costs are amortized to expense as a cost of revenue—services on a straight-line basis over the period during which the Company fulfills its performance obligation.

        The Company considers the principal versus agent accounting guidance to determine if the Company is the primary obligor in the arrangement and if revenue should be recognized gross or net of the associated costs. Applying the principal versus agent accounting guidance is a matter of judgment based on consideration of several factors and indicators.

        Revenue from the sale of third-party service and maintenance contracts is recognized on a gross basis at the time of sale with the selling price to the customer recorded as revenue and the acquisition cost recorded as cost of revenue. Based upon the evaluation of indicators for net and gross reporting, the Company has concluded that it is acting as a principal in these contracts.

Professional services

        Revenue from professional services, which includes the design, configuration, installation and integration of business communication and data systems, is recognized as the services are performed or as all obligations have been substantially met.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Sales Taxes

        The Company records sales and use taxes collected from customers for remittance to governmental authorities on a net basis within the Company's consolidated statements of operations.

Shipping and Freight

        Shipping and freight costs billed to customers are recognized within revenue with the related shipping and freight costs incurred by the Company recorded as a cost of sales.

Cash

        The Company maintains its cash in bank deposit accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company does not have any compensating balance requirements.

Accounts Receivable

        The Company grants credit to customers in the normal course of business. Accounts receivable are unsecured and are presented net of an allowance for doubtful accounts. The allowance is based upon a number of factors, including the length of time trade accounts receivable are past due, the Company's previous loss history, the customer's current ability to pay its obligations to the Company, and the condition of the general economy and the industry as a whole. Payment is required 30 days after receipt of the invoice. Accounts more than 45 days past due are individually analyzed for collectability. When all collection efforts have been exhausted the accounts are written off. Historically, the Company has not suffered significant losses with respect to trade accounts receivable. The allowance for doubtful accounts was approximately $70 at September 30, 2019 and December 31, 2018.

Inventory

        Inventories are valued at lower of average cost (which approximates first-in, first-out method) or net realizable value. Inventory consists of purchased components for resale. Management evaluates the need for an inventory obsolescence reserve by identifying slow-moving or obsolete inventory. Management determined a reserve for slow-moving or obsolete inventory was not necessary at September 30, 2019 and December 31, 2018.

Property and Equipment

        Property and equipment are carried at cost. Major additions and betterments are charged to the property accounts while maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently. Depreciation is computed based on the cost of the asset, using straight-line methods over the estimated useful lives of the assets.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Definite Lived Intangible Assets

        Definite-lived intangible assets arising from business combinations include customer relationships, trademarks and noncompetition agreements. These intangible assets are amortized over the estimated period during which the asset is expected to contribute directly or indirectly to future cash flows.

Impairment of Long-lived Assets

        The Company reviews its long-lived assets for impairment whenever events or circumstances exist that indicate the carrying amount of an asset or asset group may not be recoverable. The recoverability of long-lived assets is measured by a comparison of the carrying amount of the asset or asset group to the future undiscounted cash flows expected to be generated by that asset group. If the asset or asset group is considered to be impaired, an impairment loss would be recorded to adjust the carrying amounts to the estimated fair value. Management has determined that no impairment of long-lived assets exists, and accordingly, no adjustments to the carrying amounts of the Company's long-lived assets have been made for the nine months ended September 30, 2019 and 2018.

Goodwill

        Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired in a business combination. Goodwill is reviewed for impairment at least annually, in December, or more frequently if a triggering event occurs between impairment testing dates. The Company operates as a single operating segment and as a single reporting unit for the purpose of evaluating goodwill impairment. The Company's impairment assessment begins with a qualitative assessment to determine whether it is more like than not that fair value of the reporting unit is less than its carrying value. The qualitative assessment includes comparing the overall financial performance of the Company against the planned results used in the last quantitative goodwill impairment test. Additionally, the Company's fair value is assessed in light of certain events and circumstances, including macroeconomic conditions, industry and market considerations, cost factors, and other relevant entity and Company specific events. The selection and assessment of qualitative factors used to determine whether it is more likely than not that the fair value of a reporting unit exceeds the carrying value involves significant judgment and estimates. If it is determined under the qualitative assessment that it is more likely than not that the fair value of a reporting unit is less than its carrying value, then a two-step quantitative impairment test is performed. Under the first step, the estimated fair value of the Company would be compared with its carrying value (including goodwill). If the fair value of the Company exceeds its carrying value, step two does not need to be performed. If the estimated fair value of the Company is less than its carrying value, an indication of goodwill impairment exists for the Company and it would need to perform step two of the impairment test. Under step two, an impairment loss would be recognized for any excess of the carrying amount of the Company's goodwill over the implied fair value of that goodwill. Fair value of the Company under the two-step assessment is determined using a combination of both income and market-based approaches. There were no goodwill impairments identified for the nine months ended September 30, 2019 and 2018.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Debt Issuance Costs

        Debt issuance costs represent costs that qualify for deferral associated with the issuance of new debt or the modification of existing debt facilities. The unamortized balance of debt issuance costs is presented as a reduction to the carrying value of long-term debt. Debt issuance costs are amortized and recognized on the consolidated statements of operations as interest expense.

Income Taxes

        Income taxes are accounted for under the asset and liability method pursuant to GAAP. Under this method, deferred tax assets and liabilities are recognized for the expected future consequences attributable to the differences between the financial statement carrying amounts and the tax basis of assets and liabilities. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the period of the change. Further, deferred tax assets are recognized for the expected realization of available net operating loss and tax credit carryforwards. A valuation allowance is recorded on gross deferred tax assets when it is "more likely than not" that such asset will not be realized. When evaluating the realizability of deferred tax assets, all evidence, both positive and negative, is evaluated. Items considered in this analysis include the ability to carry back losses, the reversal of temporary differences, tax planning strategies, and expectations of future earnings. The Company reviews its deferred tax assets on a quarterly basis to determine if a valuation allowance is required based upon these factors. Changes in the Company's assessment of the need for a valuation allowance could give rise to a change in such allowance, potentially resulting in additional expense or benefit in the period of change.

        The Company's income tax provision includes U.S. federal, state and local income taxes and is based on pre-tax income or loss. In determining the annual effective income tax rate, the Company analyzed various factors, including its annual earnings and taxing jurisdictions in which the earnings were generated, the impact of state and local income taxes, and its ability to use tax credits and net operating loss carryforwards.

        Under GAAP, the amount of tax benefit to be recognized is the amount of benefit that is "more likely than not" to be sustained upon examination. The Company analyzes its tax filing positions in all of the U.S. federal, state, local, and foreign tax jurisdictions where it is required to file income tax returns, as well as for all open tax years in these jurisdictions. If, based on this analysis, the Company determines that uncertainties in tax positions exist, a liability is established in the consolidated financial statements. The Company recognizes accrued interest and penalties related to unrecognized tax positions in the provision for income taxes.

        The Company's income tax returns are subject to examination by federal and state authorities in accordance with prescribed statutes.

Deferred Rent

        The Company leases real estate which calls for escalating rent payments. In accordance with accounting standards, the Company recognizes lease expense on a straight-line basis over the lease term. The differences between the cash payments called for under the lease arrangements and the rent

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

expense recognized on a straight-line basis are recorded as deferred rent. The deferred rent will be reduced when the cash payments exceed the straight-line rent expense. Cumulative straight-line rent expense exceeded cash payments for rent by approximately $170 and $265 at September 30, 2019 and December 31, 2018, respectively.

Fair value

        Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact, and it considers assumptions that market participants would use when pricing the asset or liability.

        Authoritative literature provides a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

    •
    Level 1—inputs are based upon unadjusted quoted prices for identical assets or liabilities traded in active markets.

    •
    Level 2—inputs are based upon quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

    •
    Level 3—inputs are generally unobservable and typically reflect management's estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques.

Fair Value on a Non-Recurring Basis

        Assets measured at fair value on a non-recurring basis include goodwill, tangible assets, and intangible assets. Such assets are reviewed annually for impairment indicators. If a triggering event has occurred, the assets are re-measured when the estimated fair value of the corresponding asset group is less than the carrying value. The fair value measurements, in such instances, are based on significant unobservable inputs (Level 3).

Fair Value of Financial Instruments

        The carrying amounts of the Company's financial instruments, which include trade accounts receivable, inventory, deposits, accounts payable and accrued expenses, unearned revenue and debt at floating interest rates, approximate their fair values at September 30, 2019 and December 31, 2018,

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

respectively, principally due to the short-term nature, maturities or nature of interest rates of the above listed items.

Advertising

        The Company expenses advertising costs as they are incurred. Advertising costs charged to operations for the nine months ended September 30, 2019 and 2018 totaled approximately $160 and $538, respectively.

Vendor Considerations

        The Company receives payments and credits from vendors and distributors on a quarterly basis. Consideration received includes volume-based incentives and reimbursement for marketing expenses. Volume-based incentive payments are recorded as a reduction of cost of goods sold. Marketing-based incentive payments are recorded as a reduction to advertising expense in the period the program takes place.

Equity-Based Compensation

        The parent of the Company, Stratos Management Systems Holdings, LLC (the Parent), has issued Class A and B incentive common units of ownership of the Parent to certain management members of the Company. The incentive common units granted consist of time-based units and performance-based units. Time-based units vest based on the amount of time a management member serves at the Company, and performance-based units vest upon the sale of the Company or if certain common ownership valuation metrics are met. The Company performed an analysis and determined the units had a fair value that was immaterial at each respective date of grant and, accordingly, has not recorded any compensation expense.

Net Earnings (Loss) Per Common Share

        Basic net earnings or loss per common share is computed by dividing net earnings or loss by the weighted average number of shares of common stock outstanding at the end of the reporting period. Diluted net earnings or loss per share is computed by dividing net earnings or loss by the fully dilutive common stock equivalent. The Company has no potentially dilutive shares for the nine months ended September 30, 2019 and 2018.

Business Concentrations

        Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of cash and trade accounts receivable. The Company maintains its cash in bank accounts with balances regularly exceeding the federally insured limit. Cash deposits exceeding federally insured limits totaled approximately $293 at September 30, 2019.

        No one customer accounted for more than 10% of sales for the nine months ended September 30, 2019 and for the nine months ended September 30, 2018.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        One customer accounted for approximately 19% of accounts receivable at September 30, 2019. Three customers accounted for approximately 34% of accounts receivable at December 31, 2018.

Segment Reporting

        The Company reports operating results and financial data in one operating and reportable segment. The Company's Chief Executive Officer is the chief operating decision maker and manages the Company as a single profit center in order to promote collaboration, provide comprehensive service offerings across its entire customer base, and provide incentives to employees based on the success of the organization as a whole. Although certain information regarding selected products or services is discussed for purposes of promoting an understanding of the Company's complex business, the chief operating decision maker manages the Company and allocates resources at the consolidated level.

Foreign Operations

        Operations outside the United States include a subsidiary in Ireland. Foreign operations are subject to risks inherent in operating under different legal systems and various political and economic environments. Among the risks are changes in existing tax laws, possible limitations on foreign investment and income repatriation, government price or foreign exchange controls, and restrictions on currency exchange. Net assets of foreign operations are less than 10% of the Company's total net assets.

Recently Issued Accounting Standards

        In May 2014, the FASB issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates guidance for when revenue should be recognized from the exchange of goods or services. ASU No. 2016-08 was issued in March 2016 to clarify the principal versus agent guidance in this new revenue recognition standard. ASU 2016-10 was issued in April 2016 to clarify the guidance on accounting for licenses of intellectual property and identifying performance obligations in the new revenue recognition standard. ASU 2016-12 was issued in May 2016 to clarify the guidance on transition, collectability, non-cash consideration and the presentation of sales and other similar taxes in the new revenue recognition standard. ASU 2016-20 was issued in December 2016 to make technical corrections and improvements on narrow aspects of this guidance. ASU No. 2015-14 was issued in August 2015 to defer the effective date of ASU 2014-09 for one year.

        In May 2016, the FASB issued ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients. The object is to address certain issues identified by the FASB-IASB Joint Transition Resource Group for Revenue Recognition. The amendments in this Update affect the guidance in Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606), which is not yet effective. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements for Topic 606 (and any other Topic amended by Update 2014-09). Accounting Standards Update 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, defers the effective date of Update 2014-09 by one year.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The new standard permits adoption either by using (i) a full retrospective approach for all periods presented in the period of adoption or (ii) a modified retrospective approach with the cumulative effect of initially applying the new standard recognized at the date of initial application and providing certain additional disclosures. The new standard is effective for private companies' annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019.

        To determine revenue recognition for arrangements that an entity determines are within the scope of Topic 606, the entity performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. Topic 606 also impacts certain other areas, such as the accounting for costs to obtain or fulfill a contract. The standard also requires disclosure of the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers.

        The Company does not intend to early adopt the new revenue recognition guidance and therefore all of the ASUs noted above will be effective for the Company for the year ending December 31, 2019. The Company expects to begin evaluating the effect of the revenue recognition ASUs during the fourth quarter of 2019. The evaluation will include selecting a transition method for these revenue recognition ASUs and determining the effect that the updated standards will have on the historical and future consolidated financial statements.

        In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: 1) A lease liability, which is a lessee's obligation to make lease payments arising from a lease, measured on a discounted basis; and 2) A right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term. The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees will no longer be provided with a source of off-balance sheet financing. The amendments in this ASU are effective for private companies for fiscal years beginning after December 15, 2020, including interim periods within those years. The Company is evaluating this ASU and has not determined the effect of this standard on its ongoing financial reporting.

        In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the definition of a business. The amendments in this ASU is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The amendments were effective for private company entities for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Management does not believe the adoption of this ASU had a material effect on the Company's consolidated financial statements.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In July 2017, the FASB issued ASU 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480) and Derivatives and Hedging (Topic 815). The amendments in Part I of the Update change the reclassification analysis of certain equity-linked financial instruments (or embedded features) with down-round features. The amendments in Part II of this Update re-characterize the indefinite deferral of certain provisions of Topic 480 that now are presented as pending content in the Codification, to a scope exception. The amendments in Part I of this Update was effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 for private companies. The amendments in Part II of this Update do not require any transition guidance because those amendments do not have an accounting effect. The Company does not believe the adoption of this ASU had a material effect on the Company's consolidated financial statements.

        In February 2018, the FASB issued ASU 2018-02, Income Statement—Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. The amendments in this Update affect any entity that is required to apply the provisions of Topic 220, Income Statement—Reporting Comprehensive Income, and has items of other comprehensive income for which the related tax effects are presented in other comprehensive income as required by GAAP. The amendments in this Update was effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The amendments in this Update should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act is recognized. The Company does not believe the adoption of this ASU had a material effect on the Company's consolidated financial statements.

        The Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company's consolidated balance sheets, statements of changes in equity, statements of operations and statements of cash flows.

3. ACQUISITION

Synetra, Inc.

        Prior to its acquisition by the Company on August 1, 2018, Synetra was a private company engaged in providing vital applications and devices with communications using user's network as a platform, such as VoIP telephone service, audio and video conferencing, and voice mail. It also offers hosted voice and video solutions, data center, and cloud solutions. Additionally, Synetra provides network infrastructure and security services. With the acquisition, the Company acquired certain customer contracts and expanded its presence in the Texas market.

        The acquisition price totaled $2,400 consisting of seller-financed notes of $1,450 and $950. Both of these notes are nonnegotiable unsecured subordinate promissory notes with due dates of August 1, 2020. The Company evaluated the intangible assets associated with the acquisition and goodwill of approximately $921 was recognized as part of the acquisition resulting from the purchase price exceeding the fair value of the net assets acquired.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

3. ACQUISITION (Continued)

        The Company incurred approximately $330 in transaction costs in 2018 related to the Synetra acquisition which are recorded in selling, general and administrative expenses on the consolidated statement of operations.

        The following table summarizes the fair values of the assets acquired and at the date of acquisition of Synetra, Inc.

Cash	$500
Property and Equipment	304
Customer Relationships	675
Goodwill	921

Total Assets Acquired	$2,400

        The following unaudited proforma financial information presents the consolidated results of operations of the Company with Synetra Inc. for the nine months ended September 30, 2018, as if the above discussed acquisition had occurred on January 1, 2018. The proforma information does not necessarily reflect the results of operations that would have occurred had the entities been a single company during those periods.

Nine months ended September 30, 2018
Sales	$107,484
Net Loss	(2,093)

4. PROPERTY AND EQUIPMENT

        Property and equipment were comprised of the following as of September 30, 2019 and December 31, 2018:

	Estimated Useful Lives (Years)	September 30, 2019	December 31, 2018
Furniture and Equipment	3 to 7	$24,758	$23,942
Vehicles	4	22	89
Leasehold Improvements	5 to 15	2,309	2,298

Total Property and Equipment		27,089	26,329
Less: Accumulated Depreciation		(16,866)	(14,088)

Property and Equipment, net		$10,223	$12,241

        Depreciation expense amounted to $2,835 and $3,052 for the nine months ended September 30, 2019 and 2018, respectively.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

5. INTANGIBLE ASSETS AND GOODWILL

        The Company's definite lived intangible assets as of September 30, 2019 and December 31, 2018 consist of the following:

	Estimated Lives (Years)	September 30, 2019	December 31, 2018
Noncompete Agreements	5	$6,380	$6,380
Trademark	2 to 3	2,110	2,110
Customer Relationships	9 to 10	9,355	9,355
Less: Accumulated Amortization		(15,195)	(14,454)

Definite Lived Intangible Assets, Net of Amortization		$2,650	$3,391

        Amortization expense for definite lived intangible assets was $741 and $679 for the nine months ended September 30, 2019 and 2018, respectively.

        Expected amortization expense for definite-lived intangibles for the next five years is as follows:

Amortization by year	Amount
September 2019 to December 2019	$245
2020	984
2021	978
2022	91
2023	68
Thereafter	284

Total	$2,650

        At September 30, 2019, the weighted average remaining useful life of the Company's definitely lived intangible assets is 2.7 years.

        The following is a summary of goodwill as of September 30, 2019 and for the nine months ended September 30, 2019:

	Gross Amount	Accumulated Impairment	Net Carrying Amount
Balance—January 1, 2019	$21,215	$—	$21,215
Acquisition	—	—	—

Balance—September 30, 2019	$21,215	$—	$21,215

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

6. ACCRUED EXPENSES

        The following is a summary of accrued expenses as of September 30, 2019 and December 31, 2018:

	September 30, 2019	December 31, 2018
Accrued Bonuses	$—	$550
Accrued Wages and Commissions	432	1,816
Accrued Sales Tax	397	601
Accrued Interest	74	101
Other Accrued Expenses	359	377

Total Accrued Expenses	$1,262	$3,445

7. REVOLVING CREDIT AND LONG-TERM DEBT

        The Original agreement with Comerica Bank (the Comerica credit agreement) provides for a maximum credit facility of $25,000, consisting of a $15,000 revolving note payable and a $10,000 term note. Both the revolving credit and term note mature December 18, 2022. The balance on the revolving note was $8,416 and $7,793 at September 30, 2019 and December 31, 2018, respectively.

        On August 1, 2018, the Company entered into a First Amendment of the Comerica credit agreement (the First amendment agreement) with Comerica Bank. The First Amendment agreement provided for an increase of the revolving credit note from $15,000 to $16,000. On June 27, 2019, the Company entered into a Second Amendment of the Comerica credit agreement (the Second amendment agreement) with Comerica Bank. The Second Amendment agreement increased the revolving credit note from $16,000 to $20,000.

        All obligations outstanding under the credit agreement accrue interest at the one-month London Interbank Offered Rate (LIBOR) rate plus an additional margin. The additional margin is based upon the Company's total leverage ratio, as defined in the credit agreement, and ranges from 3.0% to 3.75%. At September 30, 2019, the effective rates were 5.76% and 5.78% for the revolving credit and term note, respectively.

        The credit agreement requires the Company to meet certain financial covenants including, but not limited to, a maximum senior leverage ratio, a maximum fixed charge coverage ratio, and a limit on the amount of annual capital expenditures (the "cover ratios"). As of September 30, 2019, the Company is in compliance with all its covenants.

        During 2018, the Company entered into an interest rate swap arrangement to partially mitigate the variability of cash flows due to changes in the Eurodollar rate, specifically related to interest payments on the term loan under the Comerica credit agreement. The interest rate swap has a notional amount of $4,464 and a maturity date of August 2, 2021. The fixed interest rate is 3.04% with a corresponding floating interest rate of 1-month LIBOR. The interest rate swap does not qualify for hedge accounting and the Company determined that the fair value of the related derivative liability was not material and accordingly, did not record the liability at September 30, 2019 or December 31, 2018.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

7. REVOLVING CREDIT AND LONG-TERM DEBT (Continued)

        Total long-term debt as of September 30, 2019 and December 31, 2018 consists of the following:

	September 30, 2019	December 31, 2018
Senior Debt—Term note payable to Comerica Bank; quarterly principal payments of $357 plus interest through maturity date December 18, 2022; interest rate variable with effective rate of 5.78% and 6.10% at September 30, 2019 and December 31, 2018, respectively	$7,500	$8,571
Subordinated Debt—Term note payable to Synetra Inc.; quarterly principal payments of $199 plus interest through maturity date August 1, 2020; interest rate variable with effective rate of 8.5% at September 30, 2019	755	1,282
Subordinated Debt—Term note payable to John Sorensen and Paul Sorenson; quarterly principal payments of $130 plus interest through maturity date August 1, 2020; interest rate variable with effective rate of 8.5% at September 30, 2019	495	840

Total Long-Term Debt	8,750	10,693
Less: Unamortized Debt Issuance Costs	(147)	(182)

Total Notes Payable, Net of Unamortized Debt Issuance Costs	8,603	10,511
Less: Current Maturities	(2,679)	(2,602)

Long-Term Debt, Net of Current Maturities and Unamortized Debt Issuance Costs	$5,924	$7,909

        The Comerica credit agreement above is subject to a security agreement including substantially all assets of the Company, an equity pledge agreement, and a guarantee by the Company's sole shareholder.

        Scheduled principal payments for all long-term borrowings are as follows:

Scheduled payments by year	Amount
September 2019 to December 2019	$658
2020	2,376
2021	1,429
2022	1,429
2023	1,429
Thereafter	1,429

Total	$8,750

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

7. REVOLVING CREDIT AND LONG-TERM DEBT (Continued)

Additional Prepayment Requirements under Comerica Credit Agreement

        In addition to the above scheduled principal payments, the Company is required to prepay principal on the term note in an amount equal to 50% of the excess cash flow, as defined by the credit agreement, within 45 days after the end of each fiscal year. No prepayment shall be required for any year in which the combined value of all eligible accounts and all eligible inventory as evidenced by the borrowing base certificate is greater than the aggregate amount of the senior funded debt and the senior leverage ratio is less than 2.0 as of December 31 of such year. No excess cash flow payment was due for the nine months ended September 30, 2019 and 2018.

8. RELATED PARTY TRANSACTIONS

        The Company paid a management fee of $225 to a member of their sole shareholder's ownership group for each of the nine months ended September 30, 2019 and 2018.

        The Company leases office space under operating leases with ERD Enterprises, LLC ("ERD") and PEBL Partnership LTD ("PEBL"). Both entities are related parties that are either partially or 100% owned by employees of the Company. For the nine months ended September 30, 2019 and 2018, the Company paid $522 and $360, respectively, to the related parties included in rent expense.

9. COMMITMENTS AND CONTINGENCIES

Operating Lease Obligations

        The Company is party to operating leases under which they lease various facilities and equipment. The majority of the facility leases provide that the Company pays, in addition to the minimum rent, certain operating expenses. The leases expire at various dates through July 2022. With the purchase of Synetra, the Company acquired three additional operating leases which are located in Lubbock, Amarillo, and Odessa. The Company also has several month-to-month leases. Operating lease expense, noncontracted rent, and related common area maintenance for the nine months ended September 30, 2019 and 2018 totaled approximately $1,101 and $1,024, respectively.

Contingencies

Legal Contingencies and Proceedings

        From time to time, the Company may be involved in various legal proceedings and claims in the ordinary course of business. As of September 30, 2019, and through the filing date of this report, the Company does not believe the ultimate resolution of such actions or potential actions of which the Company is currently aware will have a material effect on its consolidated financial position or results of operations.

10. RESTRUCTURING

        During 2018, the Company initiated and completed certain business restructuring initiatives aimed at reducing its fixed cost structure and realigning its business. These initiatives included the reduction in hourly and salaried headcount of approximately 11 employees during 2018.

STRATOS MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(In thousands of US dollars, except share and per share data, or otherwise noted)

10. RESTRUCTURING (Continued)

        For the nine months ended September 30, 2019 and 2018, restructuring-related costs included in selling, general and administrative expenses in the consolidated statements of operations are as follows:

	Nine months ended
	September 30, 2019	September 30, 2018
Severance and related costs	$—	$979

Total	$—	$979

        Activity related to accrued severance and related costs recorded in accrued expenses in the consolidated balance sheets is summarized as follows for the nine months ended September 30, 2019:

Beginning balance	$208
Cash payments and other	(208)

Ending balance	$—

11. SUBSEQUENT EVENTS

        The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the condensed consolidated financial statements were issued.

        Except as described below, the Company did not identify subsequent events that would have required adjustment or disclosure in the condensed consolidated financial statements other than the following.

        In connection with the proposed Business Combination (Note 1), Pensare filed a preliminary proxy statement with the SEC relating to the Business Combination on October 8, 2019.

ANNEXES

ANNEX A:	Business Combination Agreement
ANNEX B:	American Virtual Cloud Technologies, Inc. 2020 Incentive Compensation Plan
ANNEX C:	Amended and Restated Certificate of Incorporation
ANNEX D:	Opinion of Cassel Salpeter & Co., LLC
ANNEX E:	Proxy Card

 ANNEX A

EXECUTION VERSION

BUSINESS COMBINATION AGREEMENT

by and among

PENSARE ACQUISITION CORP.,

TANGO MERGER SUB CORP.,

STRATOS MANAGEMENT SYSTEMS HOLDINGS, LLC

and

STRATOS MANAGEMENT SYSTEMS, INC.

Dated as of July 24, 2019

and

as Amended on December 20, 2019

i

ii

iii

        BUSINESS COMBINATION AGREEMENT, dated as of July 24, 2019 (this "Agreement"), by and among Pensare Acquisition Corp., a Delaware corporation ("Pensare"), Tango Merger Sub Corp., a Delaware corporation ("Merger Sub"), Stratos Management Systems Holdings, LLC, a Delaware limited liability company ("Holdings"), and Stratos Management Systems, Inc., a Delaware corporation (the "Company").

        WHEREAS, the Company is a wholly-owned direct subsidiary of Holdings and Merger Sub is a wholly-owned direct subsidiary of Pensare;

        WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), Pensare and the Company will enter into a business combination transaction pursuant to which the Company will merge with and into Merger Sub (the "Merger"), with Merger Sub surviving the Merger as a wholly owned subsidiary of Pensare;

        WHEREAS, Pensare may enter into subscription agreements (the "Subscription Agreements") with certain investors pursuant to which such investors, upon the terms and subject to the conditions set forth therein, shall purchase PIPE Securities (as defined herein) in a private placement or placements to be consummated immediately prior to the consummation of the transactions contemplated hereby (collectively, the "Private Placement");

        WHEREAS, the Board of Directors of the Company (the "Company Board") has unanimously (a) determined that the Merger is fair to, and in the best interests of, the Company and its sole stockholder and has approved and adopted this Agreement and declared its advisability and approved the Merger and the other transactions contemplated by this Agreement, and (b) has recommended the approval and adoption of this Agreement and the Merger by the sole stockholder of the Company;

        WHEREAS, the Board of Directors of Holdings (the "Holdings Board") has unanimously approved and adopted this Agreement and the transactions contemplated by this Agreement;

        WHEREAS, the Board of Directors of Pensare (the "Pensare Board") has (a) approved and adopted this Agreement and declared its advisability and approved the payment of the Merger Consideration to Holdings pursuant to this Agreement and the other Transactions contemplated by this Agreement and (b) has recommended the approval and adoption of this Agreement and the Transactions (the "Pensare Recommendation") by the stockholders of Pensare;

        WHEREAS, the Board of Directors of Merger Sub (the "Merger Sub Board") has (a) determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole stockholder and has approved and adopted this Agreement and declared its advisability and approved the Merger and the other transactions contemplated by this Agreement, and (b) has recommended the approval and adoption of this Agreement and the Merger by the sole stockholder of Merger Sub; and

        WHEREAS, for United States federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code, that the Company, Merger Sub and Pensare are parties to such reorganization within the meaning of Section 368(b) of the Code and that this Agreement constitutes a plan of reorganization.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Pensare, Merger Sub, Holdings and the Company hereby agree as follows:

ARTICLE I.

DEFINITIONS

        SECTION 1.01    Certain Definitions.     For purposes of this Agreement:

        "Acquisition Proposal" means any proposal or offer from any person or group of persons (other than Pensare, Merger Sub or their respective affiliates) relating to, in a single transaction or a series of related transactions, any direct or indirect acquisition or purchase of a business that constitutes 25% or more of the assets of the Company and the Company Subsidiaries, taken as a whole, or 25% or more of the total voting power of the equity securities of the Company, whether by way of merger, asset purchase, equity purchase or otherwise.

        "affiliate" of a specified person means a person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

        "Ancillary Agreements" means the Lock-Up Agreement, the Pensare Closing Cash Certificate, the Company Certificate, and all other agreements, certificates and instruments executed and delivered by Pensare, Merger Sub, Holdings or the Company in connection with the Transactions and specifically contemplated by this Agreement.

        "Business Data" means all business information and data, including Company Product Data and Personal Information (whether of employees, contractors, consultants, customers, consumers, or other persons and whether in electronic or any other form or medium) that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, or disposed of by any of the Business Systems.

        "Business Day" means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in New York, NY.

        "Business Systems" means all Software (including Products), computer hardware (whether general or special purpose), electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems, including any outsourced systems and processes, that are owned or used in the conduct of the business of the Company or any Company Subsidiaries.

        "Cash Closing Calculation Amount" means an amount equal to the product of (a) the amount of cash raised by Pensare in the Private Placement less $5 million multiplied by (b) 0.67, provided that the Cash Closing Calculation Amount shall not be greater than $20.0 million.

        "Cash Percentage" means Cash Closing Calculation Amount divided by Consideration Amount.

        "Closing Company Net Debt" means, on a consolidated basis and calculated as of the open of business on the Closing Date, without duplication and without giving effect to the Transactions to be effected on the Closing Date, (a) the aggregate consolidated amount of indebtedness for borrowed money (including the current portion of any such indebtedness), book overdrafts and capital lease obligations (including the current portion of any such obligations) of the Company and the Company Subsidiaries plus (b) the aggregate consolidated amount of accrued but unpaid interest for borrowed money and prepayment penalties, minus the aggregate consolidated amount of cash and cash equivalents, including marketable securities, short-term investments and demand deposits, on hand or in accounts of the Company and the Company Subsidiaries (net of outstanding checks) (not including (i) prepaid deposits or other similar restricted cash and (ii) cash subject to any forbearance agreements).

        "Closing Net Working Capital" means, on a consolidated basis as of the open of business on the Closing Date, the amount equal to (i) the sum of all accrued accounts receivable, trade receivables, inventories, rebate receivables and prepaid expenses of the Company and the Company Subsidiaries, minus (ii) the sum of all accounts payable, unearned revenues and other accrued expenses (including sales tax, payroll tax and interest payables) of the Company and Company Subsidiaries, in each case, determined in accordance with GAAP.

        "Closing Net Working Capital Target" means negative four million three hundred thousand dollars (-$4,300,000).

2

        "Code" means the United States Internal Revenue Code of 1986, as amended.

        "Comerica Credit Agreement" means that certain Credit Agreement dated as of December 18, 2017 entered into by the Company and Comerica Bank, as amended or otherwise modified.

        "Company Common Stock" means the Company's common stock, par value $0.001 per share.

        "Company Credit Agreements" means the Comerica Credit Agreement, that certain Non-Negotiable Unsecured Subordinated Promissory Note, issued August 1, 2018 to Synetra, Inc. by Computex, Inc., and that certain Non-Negotiable Unsecured Subordinated Promissory Note, issued August 1, 2018 to John Sorensen and Paul Sorensen by Computex, Inc.

        "Company IP" means, collectively, all Company-Owned IP and Company-Licensed IP.

        "Company-Licensed IP" means all Intellectual Property rights owned by a third party and licensed to the Company or any Company Subsidiary or to which the Company or any Company Subsidiary otherwise has a right to use.

        "Company Material Adverse Effect" means any event, circumstance, change or effect that, individually or in the aggregate with all other events, circumstances, changes and effects, is or is reasonably likely to be materially adverse to the business, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole; provided, however, that none of the following shall be taken into account in the determination of whether a Company Material Adverse Effect has occurred: (a) any change or proposed change in any Law or GAAP; (b) events or conditions generally affecting the industries in which the Company and the Company Subsidiaries operate; (c) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets; (d) acts of war, sabotage, civil unrest or terrorism, or any escalation or worsening of any such acts of war, sabotage, civil unrest or terrorism, or changes in global, national, regional, state or local political or social conditions; (e) any hurricane, tornado, flood, earthquake, natural disaster, or other acts of God; (f) any change resulting from the announcement or pendency of the Transactions or attributable to the fact that Pensare or any of its affiliates are the prospective owners of the Company or to Pensare's future plans for the business of the Company and the Company Subsidiaries, taken as a whole; (g) any actions taken or not taken pursuant to or in accordance with this Agreement or any Ancillary Agreement at the request of Pensare; or (h) any failure by the Company (including the Company Subsidiaries), in and of itself, to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of this Agreement (it being understood that any change, event or circumstance causing such failure may be taken into consideration in determining whether a Company Material Adverse Effect has occurred), except in the cases of clauses (a) through (e), to the extent that the Company and the Company Subsidiaries, taken as a whole, are disproportionately affected thereby as compared with other participants in the industries in which the Company and the Company Subsidiaries operate.

        "Company-Owned IP" means all Intellectual Property owned or purported to be owned by the Company or any of the Company Subsidiaries.

        "Company Product Data" means all data and information, whether in electronic or any other form or medium, that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, or disposed of by any of the Products.

        "Company Transaction Expenses "means, to the extent unpaid immediately prior to the Effective Time, (i) all fees and expenses of counsel, accountants and other advisors (other than investment bankers and brokers) of Holdings and/or the Company incurred in connection with the negotiation, execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the Transactions, the audit of the Company's financial statements and the preparation of portions of the Proxy Statement and (ii) any compensatory amounts payable to any officer, director, employee or

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independent contractor of the Company and the Company Subsidiaries (e.g., sale bonus, change in control bonus, retention payments, severance and similar payments) as a result of the consummation of the transactions contemplated by this Agreement and the employer portion of any payroll Taxes associated therewith.

        "Confidential Information" means any information, knowledge or data concerning the businesses and affairs of the Company, the Company Subsidiaries, or any Suppliers or customers of the Company or any Company Subsidiaries or Pensare or its subsidiaries (as applicable) that is not already generally available to the public, including any Intellectual Property rights.

        "Consideration Amount" means $60,000,000 minus the Estimated Closing Company Net Debt minus the amount by which the Estimated Closing Net Working Capital is less than the Closing Net Working Capital Target plus the amount by which the Estimated Closing Net Working Capital is greater than the Closing Net Working Capital Target. By way of example, if the Estimated Closing Company Net Debt is $20,000,000, and the Estimated Closing Net Working Capital is negative two million dollars (-$2,000,000), then Estimated Closing Net Working Capital would be greater than the Closing Net Working Capital Target, and the Consideration Amount would be $42,300,000.

        "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

        "Disabling Devices" means undisclosed Software viruses, time bombs, logic bombs, trojan horses, trap doors, back doors, or other computer instructions, intentional devices or techniques that are designed to threaten, infect, assault, vandalize, defraud, disrupt, damage, disable, maliciously encumber, hack into, incapacitate, infiltrate or slow or shut down a computer system or any component of such computer system, including any such device affecting system security or compromising or disclosing user data in an unauthorized manner.

        "Environmental Laws" means any United States federal, state or local or non-United States laws relating to: (a) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances; (b) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or (c) pollution or protection of the environment or natural resources.

        "Founder" means each holder of Pensare Common Stock issued prior to the initial public offering of Pensare.

        "Hazardous Substances" means: (a) those substances defined in or regulated under the following United States federal statutes and their state counterparts, as each may be amended from time to time, and all regulations thereunder: the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act; (b) petroleum and petroleum products, including crude oil and any fractions thereof; (c) natural gas, synthetic gas, and any mixtures thereof; (d) polychlorinated biphenyls, asbestos and radon; and (e) any substance, material or waste regulated by any Governmental Authority pursuant to any Environmental Law.

        "Intellectual Property" means (a) patents, patent applications and patent disclosures, together with all reissues, continuations, continuations-in-part, divisionals, revisions, extensions or reexaminations thereof; (b) trademarks and service marks, trade dress, logos, trade names, corporate names, brands, slogans, and other source identifiers together with all translations, adaptations, derivations, combinations and other variants of the foregoing, and all applications, registrations, and renewals in connection therewith, together with all of the goodwill associated with the foregoing; (c) copyrights,

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and other works of authorship (whether or not copyrightable), and moral rights, and registrations and applications for registration thereof; (d) trade secrets and know-how (including ideas, formulas, compositions, inventions (whether or not patentable or reduced to practice)), customer and supplier lists, improvements, protocols, processes, methods and techniques, research and development information, industry analyses, algorithms, architectures, layouts, drawings, specifications, designs, plans, methodologies, proposals, industrial models, technical data, financial and accounting and all other data, databases, database rights, including rights to use any Personal Information, pricing and cost information, business and marketing plans and proposals, and customer and supplier lists (including lists of prospects) and related information; (e) Internet domain names; (f) all other intellectual property or proprietary rights of any kind or description; (g) copies and tangible embodiments of any of the foregoing, in whatever form or medium; and (h) all legal rights arising from items (a) through (e), including the right to prosecute and perfect such interests and rights to sue, oppose, cancel, interfere, and enjoin based upon such interests.

        "Inventories" means all inventories, merchandise, goods, raw materials, packaging, labels, supplies and other personal property that are maintained, held or stored by or for the Company or any Company Subsidiary, and any prepaid deposits for any of the same.

        "knowledge" or "to the knowledge" of a person shall mean in the case of Holdings and/or the Company, the actual knowledge of the persons listed on Schedule A after reasonable investigation, and in the case of Pensare, the actual knowledge of Dr. Robert Willis, Darrell J. Mays, John Foley and David Panton after reasonable investigation.

        "Lien" means any lien, security interest, mortgage, pledge, adverse claim or other encumbrance of any kind that secures the payment or performance of an obligation (other than those created under applicable securities laws, and not including any license of Intellectual Property).

        "Lock-Up Agreement" means that certain Lock-Up Agreement substantially in the form attached hereto as Exhibit C.

        "Merger Sub Organizational Documents" means the certificate of incorporation and by-laws of Merger Sub, as amended, modified or supplemented from time to time.

        "Open Source Software" means any Software that is licensed pursuant to: (a) any license that is a license now or in the future approved by the open source initiative and listed at http://www.opensource.org/licenses, which licenses include all versions of the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero GPL, the MIT license, the Eclipse Public License, the Common Public License, the CDDL, the Mozilla Public License (MPL), the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), and the Sun Industry Standards License (SISL); or (b) any license to Software that is considered "free" or "open source software" by the open source foundation or the free software foundation.

        "Payment Spreadsheet" means a spreadsheet that will be delivered by Holdings to Pensare at least three (3) Business Days prior to the Closing, which shall set forth the aggregate amount of Company Transaction Expenses and the payments to be made by Pensare at Closing, on behalf of the Company, to the recipients of such Company Transaction Expenses.

        "PCAOB" means the Public Company Accounting Oversight Board and any division or subdivision thereof.

        "Pensare Certificate of Incorporation" means the Pensare Certificate of Incorporation, as amended and restated on July 27, 2017 and as subsequently amended.

        "Pensare Common Stock" means Pensare's common stock, par value $0.001 per share.

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        "Pensare Material Adverse Effect" means any event, circumstance, change or effect that, individually or in the aggregate with all other events, circumstances, changes and effects, (a) is or is reasonably likely to be materially adverse to the business, financial condition or results of operations of Pensare and its subsidiaries taken as a whole; provided, however, that the following shall not be taken into account in the determination of whether a Pensare Material Adverse Effect has occurred: any change or effect resulting from changes in general business, financial, political, capital market or economic conditions (including any change resulting from any natural disaster, hostilities, war or military or terrorist attack), but only to the extent that such change does not have a disproportionately adverse effect on Pensare or its subsidiaries, taken as a whole, as compared to other businesses in the same industry; or (b) would prevent, materially delay or materially impede the performance by Pensare or Merger Sub of their respective obligations under this Agreement or the consummation of the Merger or any of the other Transactions.

        "Pensare Organizational Documents" means the Pensare Certificate of Incorporation, by-laws, Trust Agreement and Stock Escrow Agreement of Pensare, in each case as amended, modified or supplemented from time to time.

        "Pensare Securities" means any shares of Pensare Common Stock or, if applicable, any other debt or equity securities of Pensare issued as Merger Consideration to Holdings hereunder, including preferred or common equity securities, units, rights, debt securities, warrants, options, convertible securities or any other securities convertible into, or exchangeable or exercisable for, debt or equity securities.

        "Pensare Stockholder Redemptions" means the number of shares of Pensare Common Stock that the stockholders of Pensare elect to redeem at the Pensare Stockholders' Meeting pursuant to the Redemption Rights.

        "Pensare Units" means one share of Pensare Common Stock, one Pensare Right and one-half of one Pensare Warrant.

        "Pensare Warrant Agreement" means that certain warrant agreement dated July 27, 2017 by and between Pensare and Continental Stock Transfer & Trust Co.

        "Pensare Warrants" means warrants to purchase shares of Pensare Common Stock as contemplated under the Pensare Warrant Agreement, exercisable for one share of Pensare Common Stock at an exercise price of $11.50.

        "Per Share Price" means the lower of (a) the average closing price of the Pensare Common Stock on the Nasdaq Capital Market during the ten (10) consecutive trading day period ending on the third (3rd) Business Day prior to the Closing Date or (b) if Pensare shall issue or sell any shares of Pensare Common Stock (or any other securities convertible into shares of Pensare Common Stock) prior to, or in connection with, the Closing (including pursuant to the Private Placement), the lowest price per share of Pensare Common Stock (or such other security on an as converted basis to shares of Pensare Common Stock) sold or issued by Pensare.

        "Permitted Liens" means: (a) such imperfections of title, easements, encumbrances, Liens or restrictions that do not materially impair the current use of the Company's or any Company Subsidiary's assets that are subject thereto; (b) materialmen's, mechanics', carriers', workmen's, warehousemen's, repairmen's, landlord's and other similar Liens arising in the ordinary course of business, or deposits to obtain the release of such Liens; (c) Liens for Taxes not yet due and payable, or being contested in good faith; (d) purchase money Liens incurred in the ordinary course of business; (e) any Liens created as a result of any act taken by or through Pensare or any of its affiliates; (f) zoning, entitlement, conservation restriction and other land use and environmental regulations promulgated by Governmental Authorities; (g) non-exclusive licenses, sublicenses or other rights to Intellectual Property owned by or licensed to the Company or the Company Subsidiaries granted to any licensee in the ordinary course of business; (h) non-exclusive licenses in the ordinary course of business and (i) any Lien arising pursuant to the Company Credit Agreements.

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        "person" means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

        "Personal Information" means (a) information related to an identified or identifiable individual (e.g., name, address telephone number, email address, financial account number, government-issued identifier) or any other data used or intended to be used or which allows one to identify, contact, or precisely locate an individual and (b) internet protocol address or other persistent identifier.

        "PIPE Securities" means any equity securities of Pensare issued in connection with the Private Placement, including preferred or common equity securities, units, rights, warrants, options, convertible securities or any other securities convertible into, or exchangeable or exercisable for equity securities.

        "Privacy/Data Security Laws" means all laws governing the receipt, collection, use, storage, processing, sharing, security, disclosure, or transfer of Personal Information or the security of Company's Business Systems or Business Data.

        "Products" mean any products or services, computer software (in object code or source code format), data and databases, and related documentation and materials and other products, including any of the foregoing currently in development, from which the Company or any Company Subsidiary has derived within the one (1) year preceding the date hereof, is currently deriving or is scheduled to derive, revenue from the sale, license, maintenance or provision thereof.

        "Prospectus" means the final prospectus of Pensare, dated as of July 27, 2017.

        "Redemption Rights" means the redemption rights provided for in Section 9.2 of Article IX of the Pensare Certificate of Incorporation.

        "Related Parties" shall mean, with respect to a person, such person's former, current and future direct or indirect equityholders, controlling persons, shareholders, optionholders, members, general or limited partners, affiliates, Representatives, and each of their respective successors and assigns.

        "Software" means all computer software (in object code or source code format), data and databases, and related documentation and materials.

        "Stock Closing Calculation Amount" the Consideration Amount minus the Cash Closing Calculation Amount.

        "Stock Escrow Agreement" means that certain Stock Escrow Agreement, dated July 27, 2017 by and among Pensare, Continental Stock Transfer& Trust Company and the other parties thereto (as it may be amended, modified or supplemented from time to time).

        "Stock Percentage" means Stock Closing Calculation Amount divided by Consideration Amount.

        "subsidiary" or "subsidiaries" of Holdings, the Company, the Surviving Corporation, Pensare or any other person means an affiliate controlled by such person, directly or indirectly, through one or more intermediaries.

        "Supplier" means any person that supplies Inventory or other materials or personal property, components, or other goods or services that are utilized in or comprise the Products of the Company or any of the Company Subsidiaries.

        "Telecommunications Contract" means that certain Master Resale Agreement, dated July 22, 2019, by and between Pensare and AT&T Corp.

        "Transaction Documents" means this Agreement, including all Schedules and Exhibits hereto, the Company Disclosure Schedule, the Ancillary Agreements, and all other agreements, certificates and

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instruments executed and delivered by Pensare, Merger Sub, Holdings or the Company in connection with the Transaction and specifically contemplated by this Agreement.

        "Treasury Regulations" means the United States Treasury regulations issued pursuant to the Code.

        SECTION 1.02    Further Definitions.     The following terms have the meaning set forth in the Sections set forth below:

Defined Term	Location of Definition
2019 Balance Sheet	§4.07(b)
Accountant	§3.03(c)(i)
Action	§4.09
Agreement	Preamble
Audited Financial Statements	§4.07(a)
Blue Sky Laws	§4.05(b)
Business Combination	§6.03(a)
Cash Consideration	§3.02(a)
Certificate of Merger	§2.02(a)
Claims	§7.03
Closing	§2.02(b)
Closing Date	§2.02(b)
Closing Statement	§3.03(a)
Company	Preamble
Company Acquisition Agreement	§8.04
Company Board	Recitals
Company Certificate	§3.02(e)
Company Disclosure Schedule	§4.01(b)
Company Permits	§4.06
Company Subsidiary	§4.01(a)
Confidentiality Agreement	§8.03(b)
Continuing Employees	§8.05(a)
Customers	§4.19
Data Security Requirements	§4.13(i)
DGCL	Recitals
D&O Indemnified Liabilities	§8.06(c)
D&O Indemnified Parties	§8.06(c)
D&O Tail	§8.06(b)
Dispute Notice	§3.03(c)(i)
Effective Time	§2.02(a)
Effectiveness Deadline	§8.12
Environmental Permits	§4.15
Equity Plan	§8.05(a)
ERISA	§4.10(a)
ERISA Affiliate	§4.10(c)
Estimated Closing Company Net Debt	§3.02(e)
Exchange Act	§4.25
Expenses	§10.03
Extension	§8.17
First Expiration Date	§8.17
GAAP	§ 4.07(a)
Guarantees	§ 8.19
Governmental Authority	§4.05(b)
H&B	§11.11

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Defined Term	Location of Definition
Health Plan	§4.10(k)
Holdings	Preamble
Holdings Board	Recitals
IRS	§4.10(b)
Law	§4.05(a)
Lease Documents	§4.12(b)
Management Team	§8.16
Material Contracts	§4.16(a)
Merger	Recitals
Merger Consideration	§3.02(a)
Merger Sub	Preamble
Merger Sub Board	Recitals
Merger Sub Common Stock	§6.03(c)
PCAOB Audited Financials	§8.14
Pensare	Preamble
Pensare Board	Recitals
Pensare Closing Cash Certificate	§3.02(d)
Pensare Material Contracts	§6.12(a)
Pensare Preferred Stock	§6.03(a)
Pensare Proposals	§8.01(a)
Pensare Recommendation	Recitals
Pensare Rights	§6.03(a)
Pensare SEC Reports	§6.07(a)
Pensare Stockholders' Meeting	§8.01(a)
Plans	§4.10(a)
PPACA	§4.10(k)
Proxy Statement	§8.01(a)
Registrable Securities	§8.12
Registration Statement	§8.12
Remedies Exceptions	§4.04
Representatives	§8.03(a)
Resolution Period	§3.04(c)(i)
Review Period	§3.04(c)(i)
SEC	§6.07(a)
Securities Act	§6.07(a)
Stock Consideration	§3.02(a)
Stockholder Released Parties	§8.18
Subscription Agreement	Recitals
Suppliers	§4.19
Surviving Corporation	§2.01
Tax	§4.14(p)
Tax Return	§4.14(p)
Terminating Company Breach	§10.01(e)
Terminating Pensare Breach	§10.01(f)
Transactions	§4.01(a)
Trust Account	§6.17
Trust Agreement	§6.17
Trust Fund	§6.17
Trustee	§6.17

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        SECTION 1.03    Construction.

          (a)   Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms "hereof," "herein," "hereby," "hereto" and derivative or similar words refer to this entire Agreement, (iv) the terms "Article," "Section," "Schedule" and "Exhibit" refer to the specified Article, Section, Schedule or Exhibit of or to this Agreement, (v) the word "including" means "including without limitation," (vi) the word "or" shall be disjunctive but not exclusive, (vii) references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto and (viii) references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

          (b)   The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

          (c)   Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

          (d)   All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

ARTICLE II.

AGREEMENT AND PLAN OF MERGER

        SECTION 2.01    The Merger.     Upon the terms and subject to the conditions set forth in Article IX, and in accordance with the DGCL, at the Effective Time, the Company shall be merged with and into Merger Sub. As a result of the Merger, the separate corporate existence of the Company shall cease and Merger Sub shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

        SECTION 2.02    Effective Time; Closing.

          (a)   As promptly as practicable, but in no event later than five (5) Business Days, after the satisfaction or, if permissible, waiver of the conditions set forth in Article IX (other than those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or, if permissible, waiver of such conditions at the Closing), the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (a "Certificate of Merger") with the Secretary of State of the State of Delaware, in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL and mutually agreed by the parties (the date and time of the filing of such Certificate of Merger (or such later time as may be agreed by each of the parties hereto and specified in such Certificate of Merger) being the "Effective Time").

          (b)   Immediately prior to such filing of a Certificate of Merger in accordance with Section 2.02(a), a closing (the "Closing") shall be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, or such other place as the parties shall agree, for the purpose of confirming the satisfaction or waiver, as the case may be, of the conditions set forth in Article IX. The date on which the Closing shall occur is referred to herein as the "Closing Date."

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        SECTION 2.03    Effect of the Merger.     At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

        SECTION 2.04    Certificate of Incorporation; By-laws.

          (a)   At the Effective Time, the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided by law and such certificate of incorporation; provided, that the parties shall cause Merger Sub to change its name to such name as shall be agreed to by the parties.

          (b)   At the Effective Time, the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation until thereafter amended as provided by law, the certificate of incorporation of the Surviving Corporation and such by-laws, as applicable.

          (c)   At the Closing, subject to receipt of approval by the stockholders of Pensare at the Pensare Stockholder's Meeting, Pensare shall amend and restate the Pensare Certificate of Incorporation to be as set forth on Exhibit A.

        SECTION 2.05    Directors and Officers.

          (a)   The initial directors of the Surviving Corporation and the initial officers of the Surviving Corporation shall be the individuals set forth on Exhibit B hereto, each to hold office in accordance with the certificate of incorporation and by-laws of the Surviving Corporation.

          (b)   Pensare shall cause the Pensare Board and the officers of Pensare as of immediately following the Effective Time to be comprised of such individuals as shall be determined by the Pensare Board and included in the Proxy Statement, each to hold office in accordance with the certificate of incorporation and by-laws of Pensare.

        SECTION 2.06    Trust Disbursement.     At the Effective Time, and upon the terms and subject to the conditions of this Agreement and in accordance with Pensare Certificate of Incorporation and the Trust Agreement, Pensare shall cause the Trustee to distribute the proceeds of the Trust Fund as contemplated herein in order to consummate the Transactions.

ARTICLE III.

CONVERSION OF SECURITIES; MERGER CONSIDERATION; POST CLOSING ADJUSTMENTS

        SECTION 3.01    Conversion of Securities.     At the Effective Time, by virtue of the Merger and without any action on the part of Pensare, Merger Sub, Holdings, the Company or the holders of any of the following securities:

          (a)   all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be canceled and Holdings, as sole stockholder of the Company, shall be entitled to receive the Merger Consideration (as specified and calculated pursuant to Section 3.02 and adjusted pursuant to Section 3.03);

          (b)   all shares of Company Common Stock held in the treasury of the Company shall be canceled without any conversion thereof and no payment or distribution shall be made with respect thereto; and

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          (c)   each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

        SECTION 3.02    Merger Consideration.

          (a)   At the Closing, Pensare shall deliver or cause to be delivered to Holdings (i) such number of shares of Pensare Common Stock as shall be equal to the Stock Closing Calculation Amount divided by the Per Share Price (the "Stock Consideration"), (ii) the Cash Closing Calculation Amount in cash (the "Cash Consideration,") and (iii) such number of shares of PIPE Securities of the same type as the PIPE Securities issued to investors in the Private Placement, other than Pensare Common Stock, as shall be equal to $5,000,000 divided by the applicable lowest price per unit paid by investors for the applicable PIPE Securities in the Private Placement (with appropriate adjustments being made to the requirements under Section 3.02 to reflect such change) (the "PIPE Consideration", and collectively with the Stock Consideration and Cash Consideration, the "Merger Consideration").

          (b)   Furthermore, on the Closing Date, Pensare shall, on behalf of the Company, pay in cash by wire transfer of immediately available funds, the Company Transaction Expenses to the recipients identified on the Payment Spreadsheet (or, if amounts to be paid are compensatory in nature, then to the Company or any Company Subsidiary with further payment to the recipients through the Company's payroll processing).

          (c)   To the extent not already reflected in the Per Share Price or the applicable lowest price per unit paid by investors for the applicable PIPE Securities in the Private Placement, the Stock Consideration and/or the PIPE Consideration, as applicable, shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Pensare Common Stock or PIPE Securities (or any other Pensare Securities) occurring on or after the date hereof and prior to the Effective Time.

          (d)   At least two (2) Business Days prior to the Closing Date, Pensare shall deliver to the Company a certificate (the "Pensare Closing Cash Certificate") reflecting: (A) (i) the amount of cash available in the Trust Account as of the Closing and (ii) the amount of cash necessary to pay income and franchise taxes from any interest income earned in the Trust Account at the Closing, (iii) the amount of cash necessary to pay any costs and expenses owed by Pensare in accordance with Section 10.03 that are unpaid at the Closing; and (B) the aggregate amount of cash proceeds that will be required to satisfy the Pensare Stockholder Redemptions.

          (e)   At least two (2) Business Days prior to the Closing Date, Holdings shall deliver to Pensare a certificate (the "Company Certificate") setting forth Holding's good faith estimate of the (i) Closing Company Net Debt (the "Estimated Closing Company Net Debt") and (ii) Closing Net Working Capital ("Estimated Closing Net Working Capital").

        SECTION 3.03    Post-Closing Adjustments.     The Merger Consideration shall be subject to adjustment after the Closing as specified in this Section 3.03:

          (a)    Closing Statement.    As promptly as practicable, but in any event within ninety (90) days following the Closing, Pensare shall prepare, or cause to be prepared, and deliver to Holdings a statement calculated in good faith (the "Closing Statement"), setting forth a balance sheet of the Company (on a consolidated basis with the Company Subsidiaries) as of the close of business on the Closing Date and prepared in connection with the applicable defined terms in this Agreement, and setting forth separately a calculation (including a summary of such calculation) of the Closing Net Working Capital and Closing Company Net Debt. The parties acknowledge that Closing Net Working Capital and Closing Company Net Debt shall be calculated in accordance with the

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  accounting methodologies, principles and procedures applied historically by the Company in preparing its financial statements (in each case in accordance with GAAP) as set forth in Section 3.03(a) of the Company Disclosure Schedule, which sets forth an illustrative calculation of Closing Net Working Capital and Closing Company Net Debt at May 31, 2019.

          (b)    Cooperation.    In connection with Holdings' review of the Closing Statement, Pensare shall, and shall cause the Company to, (i) provide Holdings and its authorized Representatives with reasonable access to the relevant books and records, its and its accountants' work papers, schedules and other unaudited financial statement reporting data as may be reasonably requested by Holdings; and (ii) otherwise cooperate in good faith with Holdings and its authorized Representatives, including by providing on a timely basis all information necessary or useful in Holdings' review of the Closing Statement, including the calculations of Closing Net Working Capital and Closing Company Net Debt.

          (c)    Disputes.

              (i)  If Holdings disagrees with Pensare's calculations or determinations set forth in the Closing Statement, Holdings shall promptly, but in no event later than forty-five (45) days following its receipt of the Closing Statement (the "Review Period"), deliver to Pensare written notice describing in reasonable detail its dispute by specifying those items or amounts as to which Holdings disagrees, together with Holdings' determination of such disputed items and amounts if determinable from the Closing Statement (a "Dispute Notice"); provided, however, that the Review Period shall be tolled and extended by such days as it may take Pensare to provide any information or access requested by Holdings pursuant to clause (b) above, except that the Review Period shall not be extended more than sixty (60) days following receipt of the Closing Statement. Unless Holdings delivers a Dispute Notice to Pensare on or prior to the expiration of the Review Period, Holdings will be deemed to have accepted and agreed to the Closing Statement and such statement (and the calculations contained therein) will be final, binding and conclusive. During the forty-five (45) days (the "Resolution Period") after the delivery of the Dispute Notice, Pensare and Holdings shall reasonably cooperate in good faith to resolve any such dispute and finally determine the Closing Statement, the Closing Net Working Capital, and Closing Company Net Debt. Any resolution by Pensare and Holdings during the Resolution Period as to any item identified in the Dispute Notice shall be set forth in writing and will be final, binding and conclusive. If Pensare and Holdings are not able to resolve all disputed items identified in the Dispute Notice within the Resolution Period, then the items that remain in dispute shall be submitted to a mutually agreed upon accounting firm of national or international reputation (such accounting firm being, the "Accountant").

             (ii)  If any remaining issues in dispute are submitted to the Accountant for resolution, each of Pensare and Holdings will be afforded an opportunity to present to the Accountant any material relating to the determination of the matters in dispute provided, however, a copy of all such material shall also be provided to the other party. The Accountant shall act as an expert and not as an arbitrator to calculate, based solely on the written submissions of the Pensare, on the one hand, and Holdings, on the other, and not by independent investigation, the numbers in dispute in the Closing Statement and shall be instructed that its calculations must be made in accordance with the standards and definitions in this Agreement, and with respect to each item in dispute, must be within the range of values established for such amount as determined by reference to the value assigned to such amount by Holdings in the Dispute Notice and by Pensare in the Closing Statement.

            (iii)  Pensare and Holdings shall give the Accountant access to all documents, records, work papers and personnel of such party and its subsidiaries and affiliates as reasonably necessary to perform its function. The Accountant shall deliver to Pensare and Holdings, as

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    promptly as practicable and in any event within thirty (30) days (subject to any extensions requested by the Accountant and approved by both Pensare and Holdings, which shall not be unreasonably withheld, conditioned or delayed) after its, his or her appointment, a written statement setting forth its, his or her determination of the disputed items set forth in the Closing Statement and Dispute Notice, each as determined in accordance with the terms of this Agreement. Such determination shall be final and binding upon Pensare and Holdings to the fullest extent permitted by applicable Law and may be enforced in any court having jurisdiction. The fees, costs and expenses of the Accountant shall be allocated to and borne by Pensare and Holdings based on the inverse of the percentage that the Accountant's determination (before such allocation) bears to the total amount of the total items in dispute as originally submitted to the Accountant. For example, should the items in dispute total in amount to one thousand dollars ($1,000) and the Accountant awards six hundred dollars ($600) in favor of Holdings' position, 60% of the costs of its review would be borne by the Pensare and 40% of the costs would be borne by Holdings.

          (d)    Final Adjustment.    The final, binding and conclusive calculation of the Closing Net Working Capital and Closing Company Net Debt, based either upon initial delivery of the Closing Statement pursuant to Section 3.03(a), agreement or deemed agreement by Pensare and Holdings or the written determination delivered by the Accountant, in each case, in accordance with this Section 3.03, will be the "Closing Net Working Capital" and "Closing Company Net Debt" for all purposes of this Agreement.

              (i)  On or prior to the third (3rd) Business Day following the determination of the Closing Net Working Capital:

              (A)  If the Closing Net Working Capital is greater than the Estimated Closing Net Working Capital, Pensare shall pay the difference (expressed as a positive number) between the Closing Net Working Capital and the Estimated Closing Net Working Capital to Holdings in cash by wire transfer in immediately available funds to the account designated by Holdings. By way of example, if the Closing Net Working Capital is negative two million dollars (–$2,000,000) and the Estimated Closing Net Working Capital is negative five million dollars (–$5,000,000), then the Closing Net Working Capital would be greater than the Estimated Closing Net Working Capital and therefore Pensare would pay the difference, which would be $3,000,000.

              (B)  If the Closing Net Working Capital is less than the Estimated Closing Net Working Capital, Holdings shall pay the difference (expressed as a positive number) between the Closing Net Working Capital and the Estimated Closing Net Working Capital to Pensare as set forth in clause (iv) below. By way of example, if the Closing Net Working Capital is negative five million dollars (–$5,000,000) and the Estimated Closing Net Working Capital is negative two million dollars (–$2,000,000), then the Closing Net Working Capital would be less than the Estimated Closing Net Working Capital and therefore Holdings would pay the difference, which would be $3,000,000.

             (ii)  On or prior to the third (3rd) Business Day following the determination of the Closing Company Net Debt:

              (A)  If the Closing Company Net Debt exceeds the Estimated Closing Company Net Debt, Holdings shall pay the entire amount of such excess over the Estimated Closing Company Net Debt to Pensare as set forth in clause (iv) below.

              (B)  If the Estimated Closing Company Net Debt exceeds the Closing Company Net Debt, Pensare shall pay the entire amount of the difference between the Estimated

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      Closing Company Net Debt and the Closing Company Net Debt to Holdings in cash by wire transfer of immediately available funds to an account designated by Holdings.

            (iii)  The amounts payable pursuant to paragraphs (i) ands (ii) shall, if applicable, be netted against each other so as to require only one payment from one party to the other. Notwithstanding anything to the contrary herein, if the total net payment due by either party hereunder would be less than $50,000, then no payment shall be due pursuant to this Section 3.03(d) .

            (iv)  Holdings shall pay back such owed amounts: (i) in cash, equal to the owed amount multiplied by the Cash Percentage, in immediately available funds (to an account designated by Pensare) and (ii) in shares of Pensare Common Stock and/or PIPE Securities, equal to the owed amount multiplied by the Stock Percentage, (by returning shares of Pensare Common Stock and/or PIPE Securities, issued to Holdings pursuant to Section 3.02(a) to Pensare). For purposes of this Section 3.03(d)(iv): (i) each share of Pensare Common Stock shall have a value equal to the Per Share Price and (ii) each share or unit of PIPE Securities shall have a value equal to applicable lowest price per unit paid by investors for the applicable PIPE Securities in the Private Placement.

             (v)  Any payment by Pensare or Holdings pursuant to this Section 3.03(d) shall be treated for Tax purposes as an adjustment to the Merger Consideration to the extent permitted by applicable Law.

        SECTION 3.04    Optional Redemption of PIPE Securities.     In the event that PIPE Securities were issued as Stock Consideration pursuant to Section 3.02(a), if Pensare consummates any private placement or placements for any equity securities of Pensare, including preferred or common equity securities, units, rights, warrants, options, convertible securities or any other securities convertible into, or exchangeable or exercisable for equity securities, within 120 days after the Closing, then Holdings or any holder thereof shall have the right to elect to have an aggregate number of PIPE Securities, other than Pensare Common Stock, redeemed by Pensare ("Redeemable Securities") equal to: (i) half the amount of gross cash proceeds raised by Pensare in such private placement or placements, divided by (ii) the applicable lowest price per unit paid by investors for the applicable PIPE Securities in the Private Placement, provided that the amount of Redeemable Securities shall not be greater than the amount of PIPE Securities. Redeemable Securities shall be redeemed by Pensare for a price per Redeemable Security equal to the applicable lowest price per unit paid by investors for the applicable PIPE Securities in the Private Placement (with appropriate adjustments being made to the requirements under Section 3.02 to reflect such change) (the "Redemption Amount"). Any such redemption under this Section 3.03 shall occur within ten (10) days after Pensare receives a notice from Holdings or any holder thereof electing to have the Redeemable Securities redeemed ("Redemption Notice"). If any Redeemable Securities are not redeemed by Pensare within ten (10) days after the Redemption Notice by paying Holdings or any holder thereof the Redemption Amount, until such Redemption Securities are fully redeemed and the aggregate Redemption Amount is paid in full (a) all of the unredeemed Redeemable Securities shall remain outstanding and continue to have the rights, preferences, and privileges entitled to such Redeemable Securities, and (b) Holdings or any holder thereof of unredeemed Redemption Securities shall have the remedies entitled under any other contract or agreement and any other rights such holder may have pursuant to applicable law.

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 ARTICLE IV.

REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY

        Except as set forth in the Company Disclosure Schedule, the Company and Holdings, jointly and severally, hereby represent and warrant to Pensare and Merger Sub as follows:

        SECTION 4.01    Organization and Qualification; Subsidiaries.

          (a)   Each of the Company and each subsidiary of the Company (each a "Company Subsidiary"), is a corporation or other organization duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate or other organizational power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to have such governmental approvals would not, individually or in the aggregate, prevent or materially delay consummation of the Merger or any of the transactions contemplated by this Agreement or the Transaction Documents (collectively, the "Transactions") or otherwise prevent or materially delay the Company from performing its obligations under this Agreement. The Company and each Company Subsidiary is duly qualified or licensed as a foreign corporation or other organization to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not have a Company Material Adverse Effect.

          (b)   A true and complete list of all the Company Subsidiaries, together with the jurisdiction of incorporation of each Company Subsidiary and the percentage of the outstanding capital stock of each Company Subsidiary owned by the Company and each other Company Subsidiary, is set forth in Section 4.01(b) of the Company Disclosure Schedule (the "Company Disclosure Schedule"), which has been prepared by the Company and delivered by the Company to Pensare and Merger Sub prior to the execution and delivery of this Agreement. Except as disclosed in Section 4.01(b) of the Company Disclosure Schedule, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or business association or other entity.

        SECTION 4.02    Certificate of Incorporation and By-laws.     The Company has prior to the date of this Agreement made available a complete and correct copy of the certificate of incorporation and the by-laws or equivalent organizational documents, each as amended to date, of the Company and each Company Subsidiary. Such certificates of incorporation, by-laws or equivalent organizational documents are in full force and effect. Neither the Company nor any Company Subsidiary is in violation of any of the provisions of its certificate of incorporation, by-laws or equivalent organizational documents.

        SECTION 4.03    Capitalization.

          (a)   The authorized capital stock of the Company consists of 1,000 shares of Company Common Stock. As of the date of this Agreement 1,000 shares of Company Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable and owned by Holdings (free and clear of all Liens, options or rights of first refusal on Holdings' voting securities other than transfer restrictions under applicable securities laws and its organizational documents) and no shares of Company Common Stock are held in the treasury of the Company. Other than the amended and restated limited liability company agreement of Holdings (as amended), there are no options, warrants, preemptive rights, calls, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary

16

  to issue or sell any shares of capital stock of, or other equity interests in, the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary is a party to, or otherwise bound by, and neither the Company nor any Company Subsidiary has granted, any equity appreciation rights, participations, phantom equity or similar rights. Other than the amended and restated limited liability company agreement of Holdings (as amended), there are no voting trusts, voting agreements, proxies, shareholder agreements or other agreements with respect to the voting or transfer of the Company Common Stock or any of the equity interests or other securities of the Company or any of the Company Subsidiaries. The Company does not own any equity interests in any person, other than the Company Subsidiaries.

          (b)   There are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of Company Common Stock or any capital stock of any Company Subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person other than a Company Subsidiary.

          (c)   All outstanding shares of Company Common Stock and all outstanding shares of capital stock or other equity securities (as applicable) of each Company Subsidiary have been issued and granted in compliance with (A) applicable securities laws and other applicable laws and (B) any pre-emptive rights and other similar requirements set forth in applicable contracts to which the Company or any Company Subsidiary is a party.

          (d)   Each outstanding share of capital stock or other equity security (as applicable) of each Company Subsidiary is duly authorized, validly issued, fully paid and nonassessable, and each such share or equity security is owned by the Company or another Company Subsidiary free and clear of all Liens, options, rights of first refusal and limitations on the Company's or any Company Subsidiary's voting rights, other than transfer restrictions under applicable securities laws, their respective organizational documents and the amended and restated limited liability company agreement of Holdings (as amended).

        SECTION 4.04    Authority Relative to this Agreement.     The Company has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Transactions (other than, with respect to the Merger, the approval of Holdings as the Company's sole stockholder (as contemplated by Section 8.02(c)) and the filing and recordation of appropriate merger documents as required by the DGCL). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Pensare and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, by general equitable principles (the "Remedies Exceptions"). The Company Board has approved this Agreement and the Transactions and such approvals are sufficient so that the restrictions on business combinations set forth in Section 262 of the DGCL shall not apply to the Merger or any of the other Transactions. To the knowledge of the Company, no other state takeover statute is applicable to the Merger or the other transactions contemplated by this Agreement.

        SECTION 4.05    No Conflict; Required Filings and Consents.

          (a)   Except as set forth in Section 4.05(a) of the Company Disclosure Schedule, the execution and delivery of this Agreement by the Company does not, and subject to receipt of the filing and recordation of appropriate merger documents as required by the DCGL and of the consents,

17

  approvals, authorizations or permits, filings and notifications contemplated by Section 4.05(b), the performance of this Agreement by the Company will not (i) conflict with or violate the certificate of incorporation or by-laws or any equivalent organizational documents of the Company or any Company Subsidiary, (ii) conflict with or violate any United States or non-United States statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order ("Law") applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected, or (iii) result in any breach of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than any Permitted Lien) on any material property or asset of the Company or any Company Subsidiary pursuant to, any Material Contract, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not have or reasonably be expected to have a Company Material Adverse Effect.

          (b)   The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any United States federal, state, county or local or non-United States government, governmental, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal, or judicial or arbitral body (a "Governmental Authority"), except (i) for applicable requirements, if any, of the Exchange Act, state securities or "blue sky" laws ("Blue Sky Laws") and state takeover laws, and filing and recordation of appropriate merger documents as required by the DGCL, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not have or would not reasonably be expected to have a Company Material Adverse Effect.

        SECTION 4.06    Permits; Compliance.     Each of the Company and the Company Subsidiaries is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for each of the Company or the Company Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Company Permits"), except where the failure to have such Company Permits would not reasonably be expected to have a Company Material Adverse Effect. No suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened in writing. Neither the Company nor any Company Subsidiary is in conflict with, or in default, breach or violation of, (a) any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected, or (b) any Material Contract or Company Permit, except, in each case, for any such conflicts, defaults, breaches or violations that would not have or would not reasonably be expected to have a Company Material Adverse Effect.

        SECTION 4.07    Financial Statements.

          (a)   The Company has made available to Pensare true and complete copies of the audited consolidated balance sheet of the Company and the Company Subsidiaries as of December 31, 2016, December 31, 2017, and December 31, 2018, and the related audited consolidated statements of income and cash flows of the Company and the Company Subsidiaries for each of the years then ended (collectively, the "Audited Financial Statements"), which are attached as Section 4.07(a) of the Company Disclosure Schedule, and which contain an unqualified report of the Company's auditors. Each of the Audited Financial Statements (including the notes thereto) (i) was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and (ii) fairly presents, in all material respects, the financial position, results of operations and cash flows of the Company and the Company Subsidiaries as at the date thereof and for the period indicated therein, except as otherwise noted therein.

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          (b)   The Company has made available to Pensare a true and complete copy of the consolidated unaudited balance sheet of the Company and the Company Subsidiaries as of March 31, 2019 (the "2019 Balance Sheet"), and the related unaudited consolidated statements of income and cash flows of the Company and the Company Subsidiaries for the three-month period then ended, which are attached as Section 4.07(b) of the Company Disclosure Schedule. Such unaudited financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except for the omission of footnotes and subject to year-end adjustments) and fairly present, in all material respects, the financial position, results of operations and cash flows of the Company and the Company Subsidiaries as at the date thereof and for the period indicated therein, except as otherwise noted therein and subject to normal and recurring year-end adjustments and the absence of notes.

          (c)   Except as and to the extent set forth on the Audited Financial Statements, the 2019 Balance Sheet or Section 4.07(c) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has any liability or obligation of a nature (whether accrued, absolute, contingent or otherwise) required to be reflected on a balance sheet prepared in accordance with GAAP, except for: (i) liabilities that were incurred in the ordinary course of business since the date of such 2019 Balance Sheet, (ii) obligations for future performance under any contract to which the Company or any Company Subsidiary is a party or (iii) liabilities and obligations which are not, individually or in the aggregate, material to the Company and the Company Subsidiaries taken as a whole.

          (d)   Section 4.07(d) of the Company Disclosure Schedule contains a description of all non-audit services performed by the Company's auditors for the Company and the Company Subsidiaries since January 1, 2015 through the date of the Agreement and the fees paid for such services; further, all such non-audit services were approved by the audit committee of the Company Board. The Company has no off-balance sheet arrangements.

          (e)   Except as set forth on Section 4.07(e) of the Company Disclosure Schedule, since January 1, 2015 (i) neither the Company nor any Company Subsidiary nor, to the Company's knowledge, any director, officer, employee, auditor, accountant or Representative of the Company or any Company Subsidiary, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or, to the knowledge of the Company, oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls, including any such complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices and (ii) there have been no internal investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, general counsel, the Company Board or any committee thereof.

          (f)    To the knowledge of the Company, no employee of the Company or any Company Subsidiary has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable Law. None of the Company, any Company Subsidiary or, to the knowledge of the Company any officer, employee, contractor, subcontractor or agent of the Company or any such Company Subsidiary has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any Company Subsidiary in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. § 1514A(a).

          (g)   All accounts receivable of the Company and its Company Subsidiaries reflected on the 2019 Balance Sheet or arising thereafter have arisen from bona fide transactions in the ordinary

19

  course of business consistent with past practices and in accordance with GAAP and are collectible, subject to bad debts reserved in the Financial Statements. To the knowledge of the Company, such accounts receivables are not subject to valid defenses, setoffs or counterclaims, other than routine credits granted for errors in ordering, shipping, pricing, discounts, rebates, returns in the ordinary course of business and other similar matters. The Company's reserve for contractual allowances and doubtful accounts is adequate in all material respects and has been calculated in a manner consistent with past practices. Since the date of the 2019 Balance Sheet, neither the Company nor any of its Company Subsidiaries has modified or changed in any material respect its sales practices or methods including, without limitation, such practices or methods in accordance with which the Company or any of its Company Subsidiaries sell goods, fill orders or record sales.

          (h)   All accounts payable of the Company and its Company Subsidiaries reflected on the 2019 Balance Sheet or arising thereafter are the result of bona fide transactions in the ordinary course of business and have been paid or are not yet due or payable. Since the date of the 2019 Balance Sheet, the Company and its Company Subsidiaries have not altered in any material respects their practices for the payment of such accounts payable, including the timing of such payment.

        SECTION 4.08    Absence of Certain Changes or Events.     Since the 2019 Balance Sheet and prior to the date of this Agreement, except as set forth in Section 4.08 of the Company Disclosure Schedule or otherwise reflected in the Audited Financial Statements, or as expressly contemplated by this Agreement, (a) the Company and the Company Subsidiaries have conducted their respective businesses in the ordinary course and in a manner consistent with past practice, (b) the Company and the Company Subsidiaries have not sold, assigned or otherwise transferred any right, title, or interest in or to any of their material assets (including Intellectual Property and Business Systems) other than non-exclusive licenses or assignments or transfers in the ordinary course of business, (c) there has not been any Company Material Adverse Effect, and (d) none of the Company or any Company Subsidiary has taken any action that, if taken after the date of this Agreement, would constitute a material breach of any of the covenants set forth in Section 7.01.

        SECTION 4.09    Absence of Litigation.     Except as set forth in Section 4.09 of the Company Disclosure Schedule, there is no material litigation, suit, claim, action, proceeding or investigation (an "Action") pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary, or any property or asset of the Company or any Company Subsidiary, before any Governmental Authority. Neither the Company nor any Company Subsidiary nor any material property or asset of the Company or any Company Subsidiary is, subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority.

        SECTION 4.10    Employee Benefit Plans.

          (a)   Section 4.10(a) of the Company Disclosure Schedule lists, as of the date of this Agreement, all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance, change in control or other material employee benefit plans, programs or arrangements, and all employment and consulting contracts or agreements to which the Company or any Company Subsidiary is a party, with respect to which the Company or any Company Subsidiary has any obligation or which are maintained, contributed to or sponsored by the Company for the benefit of any current or former employee, officer, director and/or consultant of the Company or any Company Subsidiary, or under which the Company or any Company Subsidiary has or could incur any liability (contingent or otherwise) (collectively, the "Plans").

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          (b)   With respect to each Plan, the Company has made available to Pensare, if applicable (i) a true and complete copy of the plan document and all amendments thereto and each trust or other funding arrangement, (ii) copies of the most recent summary plan descriptions and summary of material modifications, (iii) copies of the three (3) most recently filed Internal Revenue Service ("IRS") Form 5500 annual report and accompanying schedules, (iv) copies of the most recently received IRS determination letter for each such Plan, (v) copies of the non-discrimination testing results for the three (3) most recent Plan years and (vi) any material non-routine correspondence from any Governmental Authority with respect to any Plan within the past three (3) years. Neither the Company nor any Company Subsidiary has any express commitment to modify, change or terminate any Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

          (c)   None of the Plans is or was within the past six (6) years, nor does the Company nor any ERISA Affiliate have or reasonably expect to have any liability or obligation under (i) a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA), (ii) a single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) subject to Section 412 of the Code and/or Title IV of ERISA, (iii) a multiple employer plan subject to Section 413(c) of the Code, or (iv) a multiple employer welfare arrangement under ERISA. For purposes of this Agreement, "ERISA Affiliate" shall mean any entity that together with the Company would be deemed a "single employer" for purposes of Section 4001(b)(1) of ERISA and/or Sections 414(b), (c) and/or (m) of the Code.

          (d)   Except as set forth in Section 4.10(d) of the Company Disclosure Schedule, the Company is not and will not be obligated, whether under any Plan or otherwise, to pay separation, severance, termination or similar benefits to any person directly as a result of any Transaction contemplated by this Agreement, nor will any such transaction accelerate the time of payment or vesting, or increase the amount, of any benefit or other compensation due to any individual. The Transactions contemplated by this Agreement shall not be the direct or indirect cause of any amount paid or payable by the Company or any Company Subsidiary being classified as an "excess parachute payment" under Section 280G of the Code.

          (e)   None of the Plans provides, nor does the Company nor any Company Subsidiary have or reasonably expect to have any obligation to provide, retiree medical, disability or life insurance benefits to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary after termination of employment or service except as may be required under Section 4980B of the Code and Parts 6 and 7 of Title I of ERISA and the regulations thereunder. Each of the Plans is subject only to the laws of the United States or a political subdivision thereof.

          (f)    Each Plan is and has been within the past six (6) years in compliance, in all material respects in accordance with its terms and the requirements of all applicable Laws including, without limitation, ERISA and the Code. The Company and the ERISA Affiliates have performed, in all material respects, all obligations required to be performed by them under, are not in any respect in default under or in violation of, and have no knowledge of any default or violation by any party to, any Plan. No Action is pending or, to the knowledge of the Company, threatened with respect to any Plan (other than claims for benefits in the ordinary course) and, to the knowledge of the Company, no fact or event exists that could reasonably be expected to give rise to any such Action.

          (g)   Each Plan that is intended to be qualified under Section 401(a) of the Code or Section 401(k) of the Code has (i) timely received a favorable determination letter from the IRS covering all of the provisions applicable to the Plan for which determination letters are currently available that the Plan is so qualified and each trust established in connection with such Plan is exempt from federal income taxation under Section 501(a) of the Code or (ii) is entitled to rely on

21

  a favorable opinion letter from the IRS, and to the knowledge of Company, no fact or event has occurred since the date of such determination or opinion letter or letters from the IRS to adversely affect the qualified status of any such Plan or the exempt status of any such trust.

          (h)   There has not been any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) nor any reportable events (within the meaning of Section 4043 of ERISA) with respect to any Plan that could reasonably be expected to result in material liability to the Company or any of the Company Subsidiaries. There have been no acts or omissions by the Company or any ERISA Affiliate that have given or could reasonably be expected to give rise to any material fines, penalties, taxes or related charges under Sections 502 or 4071 of ERISA or Section 511 or Chapter 43 of the Code for which the Company or any ERISA Affiliate may be liable.

          (i)    All contributions, premiums or payments required to be made with respect to any Plan have been timely made to the extent due or properly accrued on the consolidated financial statements of the Company and the Company Subsidiaries, except as would not result in material liability to the Company and the Company Subsidiaries. All such contributions have been fully deductible for income tax purposes and no such deduction has been challenged or disallowed by any Governmental Authority and, to the knowledge of the Company, no fact or event exists which could reasonably be expected to give rise to any such challenge or disallowance.

          (j)    The Company and each ERISA Affiliate have each complied with the notice and continuation coverage requirements, and all other requirements, of Section 4980B of the Code and Parts 6 and 7 of Title I of ERISA, and the regulations thereunder, with respect to each Plan that is, or was during any taxable year for which the statute of limitations on the assessment of federal income taxes remains open, by consent or otherwise, a group health plan within the meaning of Section 5000(b)(1) of the Code.

          (k)   The Company and each Plan that is a "group health plan" as defined in Section 733(a)(1) of ERISA (each, a "Health Plan") is and has been in compliance, in all material respects, with the Patient Protection and Affordable Care Act of 2010 ("PPACA"), and no event has occurred, and no condition or circumstance exists, that could reasonably be expected to subject the Company, any ERISA Affiliate or any Health Plan to any material liability for penalties or excise taxes under Code Section 4980D or 4980H or any other provision of the PPACA.

          (l)    Each Plan that constitutes a nonqualified deferred compensation plan subject to Section 409A of the Code has been administered and operated, in all material respects, in compliance with the provisions of Section 409A of the Code and the Treasury Regulations thereunder, and no additional Tax under Section 409A(a)(1)(B) of the Code has been or could reasonably be expected to be incurred by a participant in any such Plan.

        SECTION 4.11    Labor and Employment Matters.

          (a)   Except as set forth in Section 4.11(a) of the Company Disclosure Schedule: (i) there are no Actions pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary by any of their respective employees, which Actions would have a Company Material Adverse Effect; (ii) neither the Company nor any Company Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or any Company Subsidiary, nor, to the knowledge of the Company, are there any activities or proceedings of any labor union to organize any such employees; (iii) neither the Company nor any Company Subsidiary has materially breached or otherwise failed to comply with any provision of any such agreement or contract, and there are no grievances outstanding against the Company or any Company Subsidiary under any such agreement or contract; (iv) there are no unfair labor practice complaints pending against the Company or any Company Subsidiary before

22

  the National Labor Relations Board or any current union representation questions involving employees of the Company or any Company Subsidiary; and (v) there is no strike, slowdown, work stoppage or lockout, or, to the knowledge of the Company, threat thereof, by or with respect to any employees of the Company or any Company Subsidiary. Except as set forth in the contracts for employment and consulting services set forth in Section 4.10(a), all employees of the Company and the Company Subsidiaries are employed on an at-will basis.

          (b)   Except as would not have a Company Material Adverse Effect, the Company and the Company Subsidiaries are in compliance in all respects with all applicable Laws relating to the employment of labor, including those related to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by the appropriate Governmental Authority and since December 31, 2017 have withheld and paid to the appropriate Governmental Authority or are holding for payment not yet due to such Governmental Authority all amounts required to be withheld from employees of the Company or any Company Subsidiary and are not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing. The Company and the Company Subsidiaries have paid in full to all employees or adequately accrued for in accordance with GAAP all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of Company or Company Subsidiary employees and there is no claim with respect to payment of wages, salary or overtime pay that has been asserted in writing since December 31, 2017, or is now pending or, to the knowledge of the Company, threatened in writing before any Governmental Authority with respect to any persons currently or formerly employed by the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Authority relating to employees or employment practices. There is no charge or proceeding with respect to a violation of any occupational safety or health standards that has been asserted in writing since December 31, 2017, or is now pending, or, to the knowledge of the Company. threatened in writing with respect to the Company. Except as set forth in Section 4.11(b) of the Company Disclosure Schedule, there is no charge of discrimination in employment or employment practices, for any reason, including, without limitation, age, gender, race, religion or other legally protected category, which has been asserted since December 31, 2017 or is now pending or, to the knowledge of the Company, threatened in writing before the United States Equal Employment Opportunity Commission, or any other Governmental Authority in any jurisdiction in which the Company or any Company Subsidiary has employed or employ any person.

          (c)   All current officers, management employees, and technical and professional employees of the Company and the Company Subsidiaries are under written obligation to the Company and the Company Subsidiaries to maintain in confidence all confidential or proprietary information acquired by them in the course of their employment and to assign to the Company and the Company Subsidiaries all inventions made by them within the scope of their employment during such employment.

        SECTION 4.12    Real Property; Title to Assets.

          (a)   Section 4.12(a) of the Company Disclosure Schedule lists the street address of each parcel of real property owned by the Company or any Company Subsidiary. The Company or one of the Company Subsidiaries has good and valid title in fee simple to each parcel of owned real property free and clear of all Liens other than Permitted Liens.

          (b)   Section 4.12(b) of the Company Disclosure Schedule lists each parcel of real property currently leased or subleased by the Company or any Company Subsidiary, with the name of the lessor and the date of the lease or sublease in connection therewith and each material amendment to any of the foregoing (collectively, the "Lease Documents"). True, correct and complete copies of

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  all Lease Documents have been made available to Pensare. All such current leases and subleases are in full force and effect, are valid and enforceable in accordance with their respective terms, subject to the Remedies Exceptions, and there is not, under any of such leases or subleases, any existing material default or event of default (or event which, with notice or lapse of time, or both, would constitute a default) by the Company or any Company Subsidiary or, to the Company's knowledge, by the other party to such lease or sublease, except as would not, individually or in the aggregate, be material to the Company and the Company Subsidiaries, taken as a whole.

          (c)   There are no contractual or legal restrictions that preclude or restrict the ability of the Company or Company Subsidiary to use any real property owned or leased by such party for the purposes for which it is currently being used, except as would not, individually or in the aggregate, be material to the Company and the Company Subsidiaries, taken as a whole. There are no latent defects or adverse physical conditions affecting the real property, and improvements thereon, owned or leased by the Company or any Company Subsidiary other than those that would not have a Company Material Adverse Effect.

          (d)   Each of the Company and the Company Subsidiaries has legal and valid title to, or, in the case of leased properties and assets, valid leasehold or subleasehold interests in, all of its properties and assets, tangible and intangible, real, personal and mixed, used or held for use in its business, free and clear of all Liens other than Permitted Liens, except as would not, individually or in the aggregate, be material to the Company and the Company Subsidiaries, taken as a whole.

        SECTION 4.13    Intellectual Property.

          (a)   Section 4.13(a) of the Company Disclosure Schedule contains a true, correct and complete list of all of the following that are owned or purported to be owned, used or held for use by the Company and/or the Company Subsidiaries: (i) registered Intellectual Property rights and applications for registrations of other Intellectual Property rights (showing in each, as applicable, the filing date, date of issuance, expiration date and registration or application number, and registrar), (ii) all contracts or agreements to use any Company-Licensed IP, including for the Software or Business Systems of any other person, that are material to the business of the Company and/or the Company Subsidiaries as currently conducted (other than unmodified, commercially available, "off-the-shelf" Software with a replacement cost and/or aggregate annual license and maintenance fees of less than $50,000); and (iii) any unregistered Software or Business Systems owned or purported to be owned by, and material to the business of, the Company or any Company Subsidiary as currently conducted that would have a replacement cost of more than $50,000.

          (b)   The Company or one of the Company Subsidiaries solely and exclusively owns and possesses, free and clear of all Liens (other than Permitted Liens), all right, title and interest in and to, or has the right to use pursuant to a valid and enforceable written license, all Intellectual Property that is necessary for the operation of the business of the Company and the Company Subsidiaries as currently conducted by the Company and/or the Company Subsidiaries or otherwise used in such business. All Company owned IP is subsisting and enforceable and, to the knowledge of the Company, valid. No loss or expiration of any of the Company-Owned IP, or, to the Company's knowledge, any of the Company-Licensed IP, is threatened, pending or, other than upon the expiration or termination of its statutory or contractual term in the ordinary course, reasonably foreseeable.

          (c)   The Company and each of its applicable Company Subsidiaries have taken and take reasonable actions to maintain, protect and enforce Intellectual Property rights, including the secrecy, confidentiality and value of its trade secrets and other Confidential Information. Neither the Company nor any Company Subsidiaries have disclosed any trade secrets or other Confidential Information to any other person other than pursuant to a written confidentiality agreement under

24

  which such other person agrees to maintain the confidentiality and protect such Confidential Information.

          (d)   Except as set forth in Section 4.13(d) of the Company Disclosure Schedule: (i) there have been no claims properly filed and served, or threatened in writing (including email) to be filed, against the Company or any Company Subsidiary in any forum, by any person (A) contesting the validity, use, ownership, enforceability, patentability or registrability of any of the Company IP, or (B) alleging any infringement or misappropriation of, or other conflict with, any Intellectual Property rights of other persons (including any material demands or offers to license any Intellectual Property rights from any other person); (ii) the operation of its business of the Company and the Company Subsidiaries (including the Company Products) has not and does not infringe, misappropriate or violate, any Intellectual Property rights of other persons; (iii) to the Company's knowledge, no other person has infringed, misappropriated or violated any of the Company-Owned IP; and (iv) neither the Company nor any of the Company Subsidiaries has received any formal written opinions of counsel regarding any of the foregoing.

          (e)   All persons who have contributed, developed or conceived any Company IP have executed valid, written agreements with the Company or one of the Company Subsidiaries, substantially in the form made available to Merger Sub or Pensare, and pursuant to which such persons agreed to assign to the Company or the applicable Company Subsidiary all of their entire right, title, and interest in and to any Intellectual Property created, conceived or otherwise developed by such person in the course of and related to his, her or its relationship with the Company or the applicable Company Subsidiary, without further consideration or any restrictions or obligations whatsoever, including on the use or other disposition or ownership of such Intellectual Property, except as required by applicable Law.

          (f)    Neither the Company nor any of the Company Subsidiaries or, to the Company's knowledge, any other person is in material breach or in material default of any agreement specified in Section 4.13(a) of the Company Disclosure Schedule.

          (g)   Section 4.13(g) of the Company Disclosure Schedule lists all Open Source Software that has been used in, incorporated into, integrated or bundled with any Products. The Company and Company Subsidiaries do not use and have not used any Open Source Software or any modification or derivative thereof (i) in a manner that would grant or purport to grant to any other person any rights to or immunities under any of the Company IP, or (ii) under any license requiring the Company or any Company Subsidiary to disclose or distribute the source code to any of the Products, to license or provide the source code to any of the Products for the purpose of making derivative works, or to make available for redistribution to any person the source code to any of the Products at no or minimal charge.

          (h)   The Company and/or one of the Company Subsidiaries owns, leases, licenses, or otherwise has the legal right to use all Business Systems, and such Business Systems are sufficient for the immediate and anticipated future needs of the business of the Company or any of the Company Subsidiaries as currently conducted by the Company and/or the Company Subsidiaries. The Company and each of the Company Subsidiaries maintain commercially reasonable disaster recovery and business continuity plans, procedures and facilities, and such plans and procedures have been effective upon testing in all material respects, and since January 1, 2015, there has not been any material failure with respect to any of the Business Systems that has not been remedied or replaced in all material respects. The Company and each of the Company Subsidiaries have purchased a sufficient number of seat licenses for their Business Systems.

          (i)    The Company and each of the Company Subsidiaries, as their business is currently conducted, comply and have complied in all material respects with (i) all applicable Privacy/Data Security Laws, (ii) any applicable privacy or other policies of the Company and/or the Company

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  Subsidiary, respectively, concerning the collection, dissemination, storage or use of Personal Information or other Business Data, (iii) industry standards, and (iv) all contractual commitments that the Company or any Company Subsidiary has entered into or is otherwise bound with respect to privacy and/or data security (collectively, the "Data Security Requirements"). The Company and the Company Subsidiaries have each implemented data security safeguards designed to protect the security and integrity of its Business Systems and any Business Data, including implementing industry standard procedures preventing unauthorized access and the introduction of Disabling Devices. Neither the Company nor any Company Subsidiaries has inserted and, to the knowledge of the Company, no other person has inserted or alleged to have inserted any Disabling Device in any of the Products. Since January 1, 2015, neither the Company nor any of the Company Subsidiaries has (x) experienced any data security breaches that were required to be reported under applicable Privacy/Data Security Laws or customer contracts; or (y) been subject to or received written notice of any audits, proceedings or investigations by any Governmental Authority or any Customer, or received any claims or complaints regarding the collection, dissemination, storage or use of Personal Information, or the violation of any applicable Data Security Requirements, and, to the Company's knowledge, there is no reasonable basis for the same.

          (j)    The Company and/or one of the Company Subsidiaries (i) exclusively owns and possesses all right, title and interest in and to the Business Data free and clear of any restrictions of any nature and (ii) has all rights to use, exploit, publish, reproduce, distribute, license, sell, and create derivative works of the Business Data, in whole or in part, anywhere in the world. The Company and the Company Subsidiaries are not subject to any contractual requirements, privacy policies, or other legal obligations, including based on the transactions contemplated hereunder, that would prohibit Merger Sub or Pensare from receiving or using Personal Information or other Business Data, in the manner in which the Company and the Company Subsidiaries receive and use such Personal Information and other Business Data prior to the Closing Date or result in liabilities in connection with Data Security Requirements, provided that no employee, officer, director, or agent of Merger Sub or Pensare has been debarred or otherwise forbidden by any applicable Law or any Governmental Authority (including judicial or agency order) from involvement in the operations of a business such as that of the Company and the Company Subsidiaries.

        SECTION 4.14    Taxes.     Except as set forth in Section 4.14 of the Company Disclosure Schedule:

          (a)   The Company and each of its Company Subsidiaries: (i) have duly and timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them as of the date hereof and all such filed Tax Returns are complete and accurate in all material respects; (ii) have timely paid all Taxes that are shown as due on such filed Tax Returns and any other material Taxes that the Company or any of its Company Subsidiaries are otherwise obligated to pay, except with respect to Taxes that are being contested in good faith, and no material penalties or charges are due with respect to the late filing of any Tax Return required to be filed by or with respect to any of them on or before the Effective Time; (iii) with respect to all material Tax Returns filed by or with respect to any of them, have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency; and (iv) do not have any deficiency, audit, examination, investigation or other proceeding in respect of Taxes or Tax matters pending or proposed or threatened in writing, for a Tax period which the statute of limitations for assessments remains open.

          (b)   Neither the Company nor any Company Subsidiary is a party to, is bound by or has an obligation under any Tax sharing agreement, Tax indemnification agreement, Tax allocation agreement or similar contract or arrangement (including any agreement, contract or arrangement providing for the sharing or ceding of credits or losses) or has a potential liability or obligation to any person as a result of or pursuant to any such agreement, contract, arrangement or

26

  commitment other than an agreement, contract, arrangement or commitment the primary purpose of which does not relate to Taxes.

          (c)   None of the Company and its Company Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Code Section 481(c) (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Code Section 7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; or (iii) installment sale made on or prior to the Closing Date.

          (d)   Each of the Company and its Company Subsidiaries has withheld and paid to the appropriate Tax authority all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any current or former employee, independent contractor, creditor, shareholder or other third party and has complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes.

          (e)   Neither the Company nor any of its Company Subsidiaries has been a member of an affiliated group filing a consolidated, combined or unitary U.S. federal, state, local or foreign income Tax Return (other than a group of which the Company was the common parent).

          (f)    Neither the Company nor any of its Company Subsidiaries has any material liability for the Taxes of any person (other than the Company and its Company Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

          (g)   Neither the Company nor any of its Company Subsidiaries has any request for a material ruling in respect of Taxes pending between the Company or any Company Subsidiary and any Tax authority.

          (h)   The Company has made available to Pensare true, correct and complete copies of the U.S. federal income Tax Returns filed by the Company and its Company Subsidiaries for tax years 2016, 2017, and 2018.

          (i)    There is no contract or agreement, plan or arrangement by the Company or its Company Subsidiaries covering any person that, individually or collectively, would constitute compensation in excess of the deduction limitation set forth in Section 162(m) of the Code, except as described in the Company reports or as may arise as a result of the Merger.

          (j)    Neither the Company nor any of the Company Subsidiaries has in any year for which the applicable statute of limitations remains open distributed stock of another person, or has had its stock distributed by another person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

          (k)   Neither the Company nor any of its Company Subsidiaries has engaged in or entered into a "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

          (l)    Neither the IRS nor any other United States or non-United States taxing authority or agency has asserted in writing or, to the knowledge of the Company or any of its Company Subsidiaries, has threatened to assert against the Company or any Company Subsidiary any deficiency or claim for any Taxes or interest thereon or penalties in connection therewith.

          (m)  There are no Tax Liens upon any assets of the Company or any of the Company Subsidiaries except for Permitted Liens.

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          (n)   None of the Company and its Company Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. None of the Company and its Company Subsidiaries: (A) is a "controlled foreign corporation" as defined in Section 957 of the Code, (B) is a "passive foreign investment company" within the meaning of Section 1297 of the Code, or (C) has received written notice from a non-United States taxing authority that it has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

          (o)   Other than as a result of this Agreement, neither the Company nor any Company Subsidiary has suffered an ownership change within the meaning of Section 382 of the Code.

          (p)   As used in this Agreement, (i) the term "Tax" (including, with correlative meaning, the term "Taxes,") includes all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, capital stock, severances, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, and (ii) the term "Tax Return" includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns, as well as attachments thereto and amendments thereof) required to be supplied to a Tax authority relating to Taxes.

        SECTION 4.15    Environmental Matters.

        Except as described in Section 4.15 of the Company Disclosure Schedule: (a) none of the Company nor any of the Company Subsidiaries has materially violated since January 1, 2015 or is in material violation of applicable Environmental Law; (b) to the knowledge of the Company, none of the properties currently or formerly owned, leased or operated by the Company or any Company Subsidiary (including, without limitation, soils and surface and ground waters) are contaminated with any Hazardous Substance in violation of applicable Environmental Laws which requires reporting, investigation, remediation, monitoring or other response action by the Company or any Company Subsidiary pursuant to applicable Environmental Laws; (c) to the knowledge of the Company, none of the Company or any of the Company Subsidiaries is, in any material respect, actually, potentially or allegedly liable pursuant to applicable Environmental Laws for any off-site contamination by Hazardous Substances; (d) each of the Company and each Company Subsidiary has all material permits, licenses and other authorizations required of each of the Company and each Company Subsidiary under applicable Environmental Law ("Environmental Permits"); and (e) each of the Company and each Company Subsidiary is in material compliance with its Environmental Permits.

        SECTION 4.16    Material Contracts.

          (a)   Section 4.16(a) of the Company Disclosure Schedule lists, as of the date of this Agreement, the following types of contracts and agreements to which the Company or any Company Subsidiary is a party, excluding for this purpose, any purchase orders submitted by customers (such contracts and agreements as are required to be set forth Section 4.16(a) of the Company Disclosure Schedule along with any Plan listed on Section 4.10(a) of the Company Disclosure Schedule being the "Material Contracts"):

              (i)  each contract and agreement with consideration paid or payable to the Company or any of the Company Subsidiaries of more than $3,000,000, in the aggregate, over the 12-month period ending May 31, 2019;

             (ii)  each contract and agreement with Suppliers to the Company or any Company Subsidiary for expenditures paid or payable by the Company or any Company Subsidiary of more than $2,000,000, in the aggregate, over the 12-month period ending May 31, 2019;

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            (iii)  all broker, distributor, dealer, manufacturer's representative, franchise, agency, sales promotion, market research, marketing consulting and advertising contracts and agreements to which the Company or any Company Subsidiary is a party;

            (iv)  all management contracts (excluding contracts for employment) and contracts with other consultants, including any contracts involving the payment of royalties or other amounts calculated based upon the revenues or income of the Company or any Company Subsidiary or income or revenues related to any Product of the Company or any Company Subsidiary to which the Company or any Company Subsidiary is a party;

             (v)  all contracts and agreements evidencing indebtedness for borrowed money;

            (vi)  all partnership, joint venture or similar agreements;

           (vii)  all contracts and agreements with any Governmental Authority to which the Company or any Company Subsidiary is a party, other than any Company Permits;

          (viii)  all contracts and agreements that limit, or purport to limit, the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or entity or in any geographic area or during any period of time, excluding customary confidentiality agreements and agreements that contain customary confidentiality clauses;

            (ix)  all contracts or arrangements that result in any person or entity holding a power of attorney from the Company or any Company Subsidiary that relates to the Company, any Company Subsidiary or their respective businesses;

             (x)  all leases or master leases of personal property reasonably likely to result in annual payments of $150,000 or more in a 12-month period;

            (xi)  all contracts involving use of any Company-Licensed IP required to be listed in Section 4.13(a)(ii) of the Company Disclosure Schedule;

           (xii)  contracts which involve the license or grant of rights to Company-Owned IP by the Company and/or the Company Subsidiaries, but excluding any nonexclusive licenses (or sublicenses) of Company-Owned IP granted to Customers in the ordinary course of business that are substantially in the same form as the Company's or a Company Subsidiary's standard form Customer agreements as have been provided to Pensare; and

          (xiii)  all contracts for employment and consulting services required to be listed in Section 4.10(a) of the Company Disclosure Schedule;

          (b)   (i) each Material Contract is a legal, valid and binding obligation of the Company or the Company Subsidiaries and, to the knowledge of the Company, the other parties thereto, and neither the Company nor any Company Subsidiary is in material breach or violation of, or default under, any Material Contract nor has any Material Contract been canceled by the other party; (ii) to the Company's knowledge, no other party is in material breach or violation of, or default under, any Material Contract; and (iii) the Company and the Company Subsidiaries have not received any written, or to the knowledge of the Company, oral claim of default under any such Material Contract. The Company has furnished or made available to Pensare true and complete copies of all Material Contracts, including amendments thereto that are material in nature.

        SECTION 4.17    Insurance.

          (a)   Section 4.17(a) of the Company Disclosure Schedule sets forth, with respect to each insurance policy under which the Company or any Company Subsidiary is an insured, a named insured or otherwise the principal beneficiary of coverage as of the date of this Agreement (i) the names of the insurer, the principal insured and each named insured that is the Company or any

29

  Company Subsidiary, (ii) the policy number, (iii) the period, scope and amount of coverage and (iv) the premium most recently charged. To the knowledge of the Company, all reasonably foreseeable material insurable risks of the Company and the Company Subsidiaries in respect of the businesses of each are covered by such insurance policies.

          (b)   With respect to each such insurance policy: (i) the policy is legal, valid, binding and enforceable in accordance with its terms (subject to the Remedies Exceptions) and, except for policies that have expired under their terms in the ordinary course, is in full force and effect; (ii) neither the Company nor any Company Subsidiary is in material breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under the policy; and (iii) to the knowledge of the Company, no insurer on the policy has been declared insolvent or placed in receivership, conservatorship or liquidation.

          (c)   At no time subsequent to January 1, 2015, has the Company or any Company Subsidiary (i) been denied any insurance or indemnity bond coverage which it has requested, (ii) made any material reduction in the scope or amount of its insurance coverage, or (iii) received written notice from any of its insurance carriers that any insurance premiums will be subject to increase in an amount materially disproportionate to the amount of the increases with respect thereto (or with respect to similar insurance) in prior years or that any insurance coverage listed in Section 4.17(a) of the Company Disclosure Schedule will not be available in the future substantially on the same terms as are now in effect.

        SECTION 4.18    Board Approval; Vote Required.     The Company Board, by resolutions duly adopted by unanimous vote of those voting at a meeting duly called and held and not subsequently rescinded or modified in any way, or by unanimous written consent, has duly (a) determined that this Agreement and the Merger are fair to and in the best interests of the Company and its sole stockholder, (b) approved this Agreement and the Merger and declared their advisability, and (c) recommended that the sole stockholder of the Company approve and adopt this Agreement and approve the Merger and directed that this Agreement and the transactions contemplated hereby be submitted for consideration by the Company's sole stockholder. The affirmative vote of Holdings (as the Company's sole stockholder) is the only vote of the stockholders of the Company necessary to adopt this Agreement and approve the Transactions.

        SECTION 4.19    Customers and Suppliers.     Section 4.19 of the Company Disclosure Schedule sets forth a true and complete list of the top ten (10) customers (the "Customers") of the Company and its Company Subsidiaries (based on the revenue from such customer during the 12-month period ended December 31, 2018). Section 4.19 of the Company Disclosure Schedule sets forth a true and complete list of the top ten (10) suppliers (the "Suppliers") of the Company and its Company Subsidiaries (based on the monies paid to such suppliers during the 12-month period ended December 31, 2018). Except as set forth in Section 4.19 of the Company Disclosure Schedule, no customer of the Company or Company Subsidiary that accounted for more than five percent (5%) of the Company's consolidated revenues during the 12-month period ended December 31, 2018 and no Supplier (a) has cancelled or otherwise terminated any contract with the Company or any Company Subsidiary prior to the expiration of the contract term, (b) has returned, or threatened in writing to return, a substantial amount of any of the Products, equipment, goods and services purchased from the Company or any Company Subsidiary, or (c) to the Company's knowledge, has threatened to cancel or otherwise terminate its relationship with the Company or its Company Subsidiaries or to reduce substantially its purchase from or sale to the Company or any Company Subsidiary of any Products, equipment, goods or services, as applicable. Neither the Company nor any Company Subsidiary has (i) breached, in any material respect, any Material Contract with or (ii) engaged in any fraudulent conduct with respect to, any Customer or Supplier.

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        SECTION 4.20    Inventories.     Subject to amounts reserved therefor on the 2019 Balance Sheet, the values at which all Inventories are carried on the 2019 Balance Sheet reflect the historical inventory valuation policy of the Company and the Company Subsidiaries. Except as set forth in Section 4.20 of the Company Disclosure Schedule, the Company or a Company Subsidiary, as the case may be, has valid and legal title to the Inventories free and clear of all Liens other than Permitted Liens. Except for any inventory reserves included or reflected on the 2019 Balance Sheet and except for any damage or obsolescence standards, the Inventories do not consist of, in any material amount, items that are obsolete or damaged. Except as set forth in Section 4.20 of the Company Disclosure Schedule, the Inventories do not consist of any items held on consignment. Neither the Company nor any Company Subsidiary is under any obligation or liability with respect to accepting returns of items of Inventories in the possession of their customers other than in the ordinary course of business consistent with past practice. No clearance or extraordinary sale of the Inventories has been conducted since January 1, 2016. Since January 1, 2017, neither the Company nor any Company Subsidiary has acquired or committed to acquire or manufacture Inventories for sale that, to the knowledge of the Company, is not of a quality and quantity usable in the ordinary course of business within a reasonable period of time and consistent with past practice, nor has the Company or any Company Subsidiary changed the price of any Inventories except for (a) price reductions to reflect any reduction in the cost thereof to the Company or the Company Subsidiaries, (b) reductions and increases responsive to normal competitive conditions, including discounts and rebates offered in the ordinary course of business, and (c) increases to reflect any increase in the cost thereof to the Company or the Company Subsidiaries. Section 4.20 of the Company Disclosure Schedule is a true and complete list of the addresses of all warehouses and other facilities in which the Inventories are located. To the knowledge of the Company, the Inventories are in good condition in all material respects, are suitable and usable for the purposes for which they are intended and are in a condition such that they could reasonably be expected to be sold in the ordinary course of the business of the Company and the Company Subsidiaries consistent with past practice.

        SECTION 4.21    Product Warranty.     Except for (i) warranties implied or imposed by applicable Laws, (ii) express warranties contained in the Company's or any Company Subsidiary's standard terms and conditions of sale, (iii) warranties set forth in customer purchase orders and in other agreements entered into with customers, including contracts with Customers, (iv) manufacturer warranties related to Products sold or delivered by the Company or the Company Subsidiaries, and (v) warranties given in the ordinary course of business, since January 1, 2016 neither the Company nor any Company Subsidiary has given a warranty in respect of any Products supplied, manufactured, sold or delivered by it. Each Product sold or delivered by Company or the Company Subsidiaries since January 1, 2016 conforms in all material respects with the customer specifications for such Product, all applicable contractual commitments and all applicable express and implied warranties. Neither the Company nor any Company Subsidiaries has any material liability or obligation (and to the Company's knowledge there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against the Company or any of the Company Subsidiaries giving rise to any material liability or obligation) for replacement or repair thereof, indemnification with respect thereto or other damages in connection therewith that arose in each case after January 1, 2016, except liabilities or obligations for replacement, return or repair incurred in the ordinary course of business consistent with past practice.

        SECTION 4.22    Product Liability.     Except as set forth in Section 4.22 of the Company Disclosure Schedule, there are no claims alleging bodily injury or other damage in excess of one Hundred Fifty Thousand Dollars ($150,000) as a result of any Product or the breach of any duty to warn, test, inspect or instruct of dangers of any Product that are currently pending or threatened in writing against the Company or any Company Subsidiary, or, to the knowledge of the Company, against any Supplier that contracts with the Company or any Company Subsidiary as it relates to, or may reasonably affect, the Company's or any Company Subsidiary's Products.

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        SECTION 4.23    Certain Business Practices.     Since January 1, 2014, none of the Company, any Company Subsidiary or, to the Company's knowledge, any directors or officers, agents or employees of the Company or any Company Subsidiary, has: (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (b) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (c) made any payment in the nature of criminal bribery.

        SECTION 4.24    Interested Party Transactions.     Except for employment relationships and the payment of compensation, benefits and expense reimbursements and advances in the ordinary course of business, and except as otherwise disclosed on Section 4.24 of the Company Disclosure Schedule; no director, officer or other affiliate of the Company or any Company Subsidiary has or has had, directly or indirectly: (a) an economic interest in any person that has furnished or sold, or furnishes or sells, services or Products that the Company or any Company Subsidiary furnishes or sells, or proposes to furnish or sell; (b) an economic interest in any person that purchases from or sells or furnishes to, the Company or any Company Subsidiary, any goods or services; (c) a beneficial interest in any contract or agreement disclosed in Section 4.16(a) of the Company Disclosure Schedule; or (d) any contractual or other arrangement with the Company or any Company Subsidiary, other than customary indemnity arrangements; provided, however, that ownership of no more than five percent (5%) of the outstanding voting stock of a publicly traded corporation shall not be deemed an "economic interest in any person" for purposes of this Section 4.24. The Company and the Company Subsidiaries have not, since January 1, 2015, (i) extended or maintained credit, arranged for the extension of credit or renewed an extension of credit in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company, or (ii) materially modified any term of any such extension or maintenance of credit.

        SECTION 4.25    Exchange Act.     Neither the Company nor any Company Subsidiary is currently (or has previously been) subject to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        SECTION 4.26    Brokers.     Except as set forth in Section 4.26 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company or any Company Subsidiary.

        SECTION 4.27    Exclusivity of Representations and Warranties.     Neither Holdings, the Company nor any of their respective affiliates or Representatives is making, and they each hereby disclaim all representations or warranties of any kind or nature whatsoever, oral or written, express or implied, on behalf of Holdings, the Company or any of their affiliates, including, without limitation, as to the accuracy or completeness of any information regarding Holdings, the Company or any of the Company Subsidiaries furnished or made available to Pensare, Merger Sub and their Representatives (including, but not limited to, any relating to financial condition, results of operations, projections, assets or liabilities of Holdings, the Company and the Company Subsidiaries), except for the representations and warranties expressly set forth in this Article IV and Article V (as modified by the disclosures set forth in the Company Disclosure Schedules).

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF HOLDINGS

        Holdings hereby represents and warrants to Pensare and Merger Sub as follows:

        SECTION 5.01    Corporate Organization.     Holdings is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite

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limited liability company power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to have such power, authority and governmental approvals would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or any of the Transactions.

        SECTION 5.02    Authority Relative to This Agreement.     Holdings has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement by Holdings and the consummation by Holdings of the Transactions, have been duly and validly authorized by all necessary limited liability company action, and no other proceedings on the part of Holdings are necessary to authorize this Agreement or to consummate the Transactions (other than, with respect to the Merger, the filing and recordation of appropriate merger documents as required by the DGCL). This Agreement has been duly and validly executed and delivered by Holdings and, assuming due authorization, execution and delivery by Pensare and Merger Sub, constitutes a legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with its terms subject to the Remedies Exceptions.

        SECTION 5.03    No Conflict; Required Filings and Consents.

          (a)   Except as set forth in Section 5.03(a) of the Company Disclosure Schedule, the execution and delivery of this Agreement by Holdings does not, and subject to receipt of the filing and recordation of appropriate merger documents as required by the DCGL and of the consents, approvals, authorizations or permits, filings and notifications contemplated by Section 5.03(b), the performance of this Agreement by Holdings will not (i) conflict with or violate the certificate of formation or limited liability company agreement of Holdings, as amended through the date hereof, (ii) conflict with or violate any Law, rule, regulation, order, judgment or decree applicable to Holdings or by which any of its property or assets is bound or affected, or (iii) result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Holdings pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Holdings is a party or by which Holdings or any of its property or assets is bound or affected, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not have or reasonably be expected to have a material and adverse effect on Holdings.

          (b)   The execution and delivery of this Agreement by Holdings does not, and the performance of this Agreement Holdings will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) for applicable requirements, if any, of the Exchange Act, Blue Sky Laws and state takeover laws, and filing and recordation of appropriate merger documents as required by the DGCL and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions or otherwise prevent Holdings from performing its material obligations under this Agreement.

        SECTION 5.04    Board Approval; Vote Required.     The Holdings Board, by resolutions duly adopted by unanimous vote of those voting at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly approved and adopted this Agreement and the Transactions contemplated hereby. The only vote necessary to approve this Agreement and the Transactions contemplated hereby, in addition to the approvals contemplated in Section 4.18, is the affirmative vote of the Holdings Board.

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        SECTION 5.05    Accredited Investor.     Holdings is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

        SECTION 5.06    Brokers.     No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Holdings.

        SECTION 5.07    Exclusivity of Representations and Warranties.     Neither Holdings, the Company nor any of their respective affiliates or Representatives is making, and they each hereby disclaim all representations or warranties of any kind or nature whatsoever, oral or written, express or implied, on behalf of Holdings, the Company or any of their affiliates, including, without limitation, as to the accuracy or completeness of any information regarding Holdings, the Company or any of the Company Subsidiaries furnished or made available to Pensare, Merger Sub and their Representatives (including, but not limited to, any relating to financial condition, results of operations, projections, assets or liabilities of Holdings, the Company and the Company Subsidiaries), except for the representations and warranties expressly set forth in this Article V and in Article IV (as modified by the disclosures set forth in the Company Disclosure Schedules).

ARTICLE VI.

REPRESENTATIONS AND WARRANTIES OF PENSARE AND MERGER SUB

        Except as set forth in the Pensare SEC Reports (to the extent the qualifying nature of such disclosure is readily apparent from the content of such Pensare SEC Reports, but excluding disclosures referred to in "Forward-Looking Statements", "Risk Factors" and any other disclosures therein to the extent they are of a predictive or cautionary nature or related to forward-looking statements), Pensare and Merger Sub hereby, jointly and severally, represent and warrant to Holdings and the Company as follows:

        SECTION 6.01    Corporate Organization.

          (a)   Each of Pensare and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to have such power, authority and governmental approvals would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or any of the Transactions.

          (b)   Merger Sub is the only subsidiary of Pensare. Except for Merger Sub, Pensare does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or business association or other person.

        SECTION 6.02    Certificate of Incorporation and By-laws.     Each of Pensare and Merger Sub has heretofore furnished to the Company complete and correct copies of the Pensare Organizational Documents and the Merger Sub Organizational Documents. The Pensare Organizational Documents and the Merger Sub Organizational Documents are in full force and effect. Neither Pensare nor Merger Sub is in violation of any of the provisions of the Pensare Organizational Documents and the Merger Sub Organizational Documents.

        SECTION 6.03    Capitalization.

          (a)   The authorized capital stock of Pensare consists of (i) 100,000,000 shares of Pensare Common Stock, and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share ("Pensare Preferred Stock"). As of the date of this Agreement (i) 13,822,538 shares of Pensare Common Stock are issued and outstanding (which includes 6,060,038 shares subject to Redemption Rights),

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  all of which are validly issued, fully paid and non-assessable and not subject to any preemptive rights, (ii) no shares of Pensare Common Stock are held in the treasury of Pensare, (iii) 26,037,500 Pensare Warrants are issued and outstanding, each exercisable for one share of Pensare Common Stock at an exercise price of $11.50, (iv) 26,037,500 shares of Pensare Common Stock are reserved for future issuance pursuant to the Pensare Warrants and (v) 31,050,000 rights ("Pensare Rights"), each to receive 1/10 of a share of Pensare Common Stock upon the consummation of a Business Combination (as defined in the Pensare Certificate of Incorporation, a "Business Combination") are issued and outstanding. As of the date of this Agreement, there are no shares of Pensare Preferred Stock issued and outstanding.

          (b)   Except for the Subscription Agreements, if any, or as otherwise set forth in this Section 6.03, there are no options, warrants, preemptive rights, calls, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Pensare or obligating Pensare to issue or sell any shares of capital stock of, or other equity interests in, Pensare. All shares of Pensare Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. Neither Pensare nor any subsidiary of Pensare is a party to, or otherwise bound by, and neither Pensare nor any subsidiary of Pensare has granted, any equity appreciation rights, participations, phantom equity or similar rights. There are no voting trusts, voting agreements, proxies, shareholder agreements or other agreements with respect to the voting or transfer of Pensare Common Stock or any of the equity interests or other securities of Pensare or any of its subsidiaries. There are no outstanding contractual obligations of Pensare to repurchase, redeem or otherwise acquire any shares of Pensare Common Stock. There are no outstanding contractual obligations of Pensare to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person.

          (c)   The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share (the "Merger Sub Common Stock"). As of the date hereof, 100 shares of Merger Sub Common Stock are issued and outstanding. All outstanding shares of Merger Sub Common Stock have been duly authorized, validly issued, fully paid and are non-assessable and are not subject to preemptive rights, and are held by Pensare free and clear of all Liens, other than transfer restrictions under applicable securities laws and the Merger Sub Organizational Documents.

          (d)   All outstanding Pensare Units, shares of Pensare Common Stock, Pensare Rights and Pensare Warrants have been issued and granted in compliance with all applicable securities laws and other applicable Laws and were issued free and clear of all Liens other than transfer restrictions under applicable securities laws and the Pensare Organizational Documents.

          (e)   Each Founder is obligated to vote all of the shares of Pensare Common stock that he, she or it owns in favor of approving the Transactions. No Founder is entitled to have redeemed any of his, her or its shares of Pensare Capital Stock pursuant to the Pensare Organizational Documents.

          (f)    The Stock Consideration being delivered by Pensare hereunder shall be duly and validly issued, fully paid and nonassessable, and each such share or other security shall be issued free and clear of preemptive rights and all Liens, other than transfer restrictions under applicable securities laws and the Pensare Organizational Documents. The Stock Consideration will be issued in compliance with all applicable securities Laws and other applicable Laws and without contravention of any other person's rights therein or with respect thereto.

          (g)   The PIPE Securities being delivered by Pensare hereunder shall be duly authorized for issuance by the Company and, when duly executed, authenticated, issued and delivered, will constitute valid and binding obligations of the Company, enforceable against Pensare in accordance

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  with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Upon conversion of the PIPE Securities into shares of Pensare Common stock (the "Converted Shares"), such Converted Shares shall be duly and validly issued, fully paid and nonassessable, and each Converted Share shall be issued free and clear of preemptive rights and all Liens, other than restrictions under applicable securities law and the Pensare Organizational Documents. The Converted Shares will be issued in compliance with all applicable securities Laws and other applicable Laws and without contravention of any other person's rights therein or with respect thereto.

        SECTION 6.04    Authority Relative to This Agreement.     Each of Pensare, and Merger Sub have all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement by each of Pensare and Merger Sub and the consummation by each of Pensare and Merger Sub of the Transactions, have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Pensare or Merger Sub are necessary to authorize this Agreement or to consummate the Transactions (other than (a) with respect to the Merger, the approval and adoption of this Agreement by the holders of a majority of the then-outstanding shares of Pensare Common Stock and by the holders of a majority of the then-outstanding shares of Merger Sub Common Stock, and the filing and recordation of appropriate merger documents as required by the DGCL, and (b) with respect to the issuance of Pensare Common Stock and the amendment and restatement of the Pensare Certificate of Incorporation pursuant to this Agreement, the approval of majority of the then-outstanding shares of Pensare Common Stock). This Agreement has been duly and validly executed and delivered by Pensare and Merger Sub and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Pensare or Merger Sub, enforceable against Pensare or Merger Sub in accordance with its terms subject to the Remedies Exceptions.

        SECTION 6.05    No Conflict; Required Filings and Consents.

          (a)   The execution and delivery of this Agreement by each of Pensare and Merger Sub do not, and the performance of this Agreement by each of Pensare and Merger Sub will not, (i) conflict with or violate the Pensare Organizational Documents or the Merger Sub Organizational Documents, (ii) assuming that all consents, approvals, authorizations and other actions described in Section 6.05(b) have been obtained and all filings and obligations described in Section 6.05(b) have been made, conflict with or violate any Law, rule, regulation, order, judgment or decree applicable to each of Pensare or Merger Sub or by which any of their property or assets is bound or affected, or (iii) result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of each of Pensare or Merger Sub pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which each of Pensare or Merger Sub is a party or by which each of Pensare or Merger Sub or any of their property or assets is bound or affected, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not have or reasonably be expected to have a Pensare Material Adverse Effect.

          (b)   The execution and delivery of this Agreement by each of Pensare and Merger Sub do not, and the performance of this Agreement by each of Pensare and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) for applicable requirements, if any, of the Exchange Act, Blue Sky Laws and state takeover laws, and filing and recordation of appropriate merger documents as required by the DGCL and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or

36

  to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions or otherwise prevent Pensare or Merger Sub from performing its material obligations under this Agreement.

        SECTION 6.06    Compliance.     Neither Pensare nor Merger Sub is or has been in conflict with, or in default, breach or violation of, (a) any Law applicable to Pensare or Merger Sub or by which any property or asset of Pensare or Merger Sub is bound or affected, or (b) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Pensare or Merger Sub is a party or by which Pensare or Merger Sub or any property or asset of Pensare or Merger Sub is bound, except, in each case, for any such conflicts, defaults, breaches or violations that would not have or reasonably be expected to have a Pensare Material Adverse Effect. Each of Pensare and Merger Sub is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for Pensare or Merger Sub to own, lease and operate its properties or to carry on its business as it is now being conducted.

        SECTION 6.07    SEC Filings; Financial Statements.

          (a)   Pensare has filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed by it with the Securities and Exchange Commission (the "SEC") since July 5, 2017, together with any amendments, restatements or supplements thereto (collectively, the "Pensare SEC Reports"). Pensare has heretofore furnished to the Company true and correct copies of all amendments and modifications that have not been filed by Pensare with the SEC to all agreements, documents and other instruments that previously had been filed by Pensare with the SEC and are currently in effect. The Pensare SEC Reports (i) were prepared in all material respects in accordance with either the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each director and executive officer of Pensare has filed with the SEC on a timely basis all statements required with respect to Pensare by Section 16(a) of the Exchange Act and the rules and regulations thereunder. As used in this Section 6.07, the term "file" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC or Nasdaq Capital Market.

          (b)   Each of the financial statements (including, in each case, any notes thereto) contained in the Pensare SEC Reports was prepared in accordance with GAAP (applied on a consistent basis) and Regulation S-X and Regulation S-K, as applicable, throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations and cash flows of Pensare as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which have not had, and would not reasonably be expected to have a Pensare Material Adverse Effect). Pensare has no off-balance sheet arrangements that are not disclosed in the Pensare SEC Reports. No financial statements other than those of Pensare are required by GAAP to be included in the consolidated financial statements of Pensare.

          (c)   Except as and to the extent set forth in the Pensare SEC Reports, neither Pensare nor Merger Sub has any liability or obligation of a nature (whether accrued, absolute, contingent or otherwise) required to be reflected on a balance sheet prepared in accordance with GAAP, except for liabilities and obligations arising in the ordinary course of Pensare's and Merger Sub's business.

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          (d)   Pensare is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq Capital Market.

          (e)   Pensare is eligible to register the resale of the Stock Consideration for resale by Holdings and its members under a registration statement on Form S-3 promulgated under the Securities Act.

        SECTION 6.08    Absence of Certain Changes or Events.     Since March 31, 2019, or as expressly contemplated by this Agreement, or specifically disclosed in any Pensare SEC Report filed since March 31, 2019 and prior to the date of this Agreement, (a) Pensare has conducted its business in the ordinary course and in a manner consistent with past practice, and (b) there has not been any Pensare Material Adverse Effect.

        SECTION 6.09    Absence of Litigation.     There is no Action pending or, to the knowledge of Pensare, threatened against Pensare, or any property or asset of Pensare, before any Governmental Authority. Neither Pensare nor any material property or asset of Pensare is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of Pensare, continuing investigation by, any Governmental Authority.

        SECTION 6.10    Board Approval; Vote Required.

          (a)   The Pensare Board, by resolutions duly adopted by majority vote of those voting at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly (i) determined that this Agreement and the Transactions are fair to and in the best interests of Pensare and its stockholders, (ii) approved this Agreement and the Transactions and declared their advisability, (iii) recommended that the stockholders of Pensare approve and adopt this Agreement and approve the Transactions contemplated by this Agreement, and directed that this Agreement and the Transactions, contemplated hereby, be submitted for consideration by the stockholders of Pensare at the Pensare Stockholders' Meeting.

          (b)   The only vote of the holders of any class or series of capital stock of Pensare necessary to approve the Transactions is the affirmative vote of the holders of a majority of the outstanding shares of Pensare Common Stock.

          (c)   The Merger Sub Board, by resolutions duly adopted by written consent and not subsequently rescinded or modified in any way, has duly (i) determined that this Agreement and the Merger are fair to and in the best interests of Merger Sub and its sole stockholder, (ii) approved this Agreement and the Merger and declared their advisability, (iii) recommended that the sole stockholder of Merger Sub approve and adopt this Agreement and approve the Merger and directed that this Agreement and the transactions contemplated hereby be submitted for consideration by the sole stockholder of Merger Sub.

          (d)   The only vote of the holders of any class or series of capital stock of Merger Sub is necessary to approve this Agreement, the Merger and the other Transactions is the affirmative vote of the holders of a majority of the outstanding shares of Merger Sub Common Stock.

        SECTION 6.11    No Prior Operations of Merger Sub.

        Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations or incurred any obligation or liability, other than as contemplated by this Agreement.

        SECTION 6.12    Pensare Material Contracts.

          (a)   The Pensare SEC Reports include true, correct and complete copies of each "material contract" (as such term is defined in Regulation S-K of the SEC) to which Pensare or Merger Sub is party (the "Pensare Material Contracts").

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          (b)   Each Pensare Material Contract is in full force and effect and, to the knowledge of Pensare, is valid and binding upon and enforceable against each of the parties thereto, except insofar as enforceability may be limited by the Remedies Exceptions. True, correct and complete copies of all Pensare Material Contracts have been made available to Holdings and the Company.

        SECTION 6.13    Employees.     Other than any former officers or as described in the Pensare SEC Reports, Pensare has never had any employees. Other than reimbursement of any out-of-pocket expenses incurred by Pensare's officers and directors in connection with activities on Pensare's behalf in an aggregate amount not in excess of the amount of cash held by Pensare outside of the Trust Account, Pensare has no unsatisfied material liability with respect to any employee. Pensare does not currently maintain or have any direct liability under any benefit plan, and neither the execution and delivery of this Agreement or the other Ancillary Agreements nor the consummation of the Transactions will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director, officer or employee of Pensare, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

        SECTION 6.14    Taxes.

          (a)   Pensare and Merger Sub (i) have duly and timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them as of the date hereof and all such filed Tax Returns are complete and accurate in all material respects; (ii) have timely paid all Taxes that are shown as due on such filed Tax Returns and any other material Taxes that Pensare or Merger Sub are otherwise obligated to pay, except with respect to current Taxes not yet due and payable or otherwise being contested in good faith or that are described in clause (a)(v) below; (iii) with respect to all material Tax Returns filed by or with respect to any of them, have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency; (iv) do not have any deficiency, audit, examination, investigation or other proceeding in respect of a material amount of Taxes or material Tax matters pending or threatened in writing, for a Tax period which the statute of limitations for assessments remains open; and (v) have provided adequate reserves in accordance with GAAP in the most recent consolidated financial statements of Pensare, for any material Taxes of Pensare that have not been paid, whether or not shown as being due on any Tax Return.

          (b)   Neither Pensare nor Merger Sub is a party to, is bound by or has an obligation under any Tax sharing agreement, Tax indemnification agreement, Tax allocation agreement or similar contract or arrangement (including any agreement, contract or arrangement providing for the sharing or ceding of credits or losses) or has a potential liability or obligation to any person as a result of or pursuant to any such agreement, contract, arrangement or commitment other than an agreement, contract, arrangement or commitment the primary purpose of which does not relate to Taxes.

          (c)   None of Pensare or Merger Sub will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; or (iii) installment sale made on or prior to the Closing Date.

          (d)   Neither Pensare nor Merger Sub has been a member of an affiliated group filing a consolidated, combined or unitary U.S. federal, state, local or foreign income Tax Return.

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          (e)   Neither Pensare nor Merger Sub has any material liability for the Taxes of any person under Treasury Regulation section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

          (f)    Neither Pensare nor Merger Sub has any request for a material ruling in respect of Taxes pending between Pensare and/or Merger Sub, on the one hand, and any Tax authority, on the other hand.

          (g)   Neither Pensare nor Merger Sub has in any year for which the applicable statute of limitations remains open distributed stock of another person, or has had its stock distributed by another person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

          (h)   Neither Pensare nor Merger Sub has engaged in or entered into a "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

          (i)    There are no Tax Liens upon any assets of Pensare or Merger Sub except for Taxes that are not yet due and payable.

        SECTION 6.15    Listing.     The issued and outstanding Pensare Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol "WRLSU." The issued and outstanding shares of Pensare Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol "WRLS". The issued and outstanding Pensare Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol "WRLSW". The issued and outstanding Pensare Rights are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol "WRLSR". As of the date of this Agreement, there is no Action pending or, to the knowledge of Pensare, threatened in writing against Pensare by the Nasdaq Capital Market or the SEC with respect to any intention by such entity to deregister the Pensare Units, the shares of Pensare Common Stock, Pensare Rights or Pensare Warrants or terminate the listing of Pensare on the Nasdaq Capital Market. None of Pensare or any of its affiliates has taken any action in an attempt to terminate the registration of the Pensare Units, the shares of Pensare Common Stock, the Pensare Rights or the Pensare Warrants under the Exchange Act.

        SECTION 6.16    Brokers.     Except for EarlyBirdCapital, Inc., no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Pensare or Merger Sub.

        SECTION 6.17    Pensare Trust Fund.     As of the date of this Agreement, Pensare has no less than $63,000,000.00 in the trust fund established by Pensare for the benefit of its public stockholders (the "Trust Fund") maintained in a trust account at J.P. Morgan Chase Bank (the "Trust Account"). The monies of such Trust Account are invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and held in trust by Continental Stock Transfer & Trust Co. (the "Trustee") pursuant to the Investment Management Trust Agreement, dated as of July 27, 2017, between Pensare and the Trustee (the "Trust Agreement"). The Trust Agreement has not been amended or modified and is valid and in full force and effect and is enforceable in accordance with its terms, subject to the Remedies Exceptions. Pensare has complied in all material respects with the terms of the Trust Agreement and is not in breach thereof or default thereunder and there does not exist under the Trust Agreement any event which, with the giving of notice or the lapse of time, would constitute such a breach or default by Pensare or the Trustee. There are no separate contracts, agreements, side letters or other understandings (whether written or unwritten, express or implied): (i) between Pensare and the Trustee that would cause the description of the Trust Agreement in the Pensare SEC Reports to be inaccurate

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in any material respect; or (ii) to the knowledge of Pensare, that would entitle any person (other than stockholders of Pensare who shall have elected to redeem their shares of Pensare Common Stock pursuant to the Pensare Organizational Documents) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except: (A) to pay income and franchise taxes from any interest income earned in the Trust Account; and (B) upon the exercise of Redemption Rights in accordance with the provisions of the Pensare Organizational Documents. As of the date hereof, there are no Actions pending or, to the knowledge of Pensare, threatened in writing with respect to the Trust Account. Upon consummation of the Merger and notice thereof to the Trustee pursuant to the Trust Agreement, Pensare shall cause the Trustee to, and the Trustee shall thereupon be obligated to, release to Pensare as promptly as practicable, the Trust Funds in accordance with the Trust Agreement at which point the Trust Account shall terminate; provided, however that the liabilities and obligations of Pensare due and owing or incurred at or prior to the Effective Time shall be paid as and when due, including all amounts payable (a) to stockholders of Pensare who shall have exercised their Redemption Rights, (b) with respect to filings, applications and/or other actions taken pursuant to this Agreement required under Law, (c) to the Trustee for fees and costs incurred in accordance with the Trust Agreement; and (d) to third parties (e.g., professionals, printers, etc.) who have rendered services to Pensare in connection with its efforts to effect the Merger (including the $10,867,500 fee owed by Pensare to EarlyBirdCapital, Inc., pursuant to that certain Business Combination Marketing Agreement, dated July 27, 2017, between EarlyBirdCapital, Inc. and Pensare).

        SECTION 6.18    Prior Business Operations.     Pensare has limited its activities to those activities (a) contemplated in the Prospectus or (b) otherwise necessary to consummate the Merger and the other Transactions contemplated by this Agreement.

        SECTION 6.19    Pensare's and Merger Sub's Investigation and Reliance.     Each of Pensare and Merger Sub is a sophisticated purchaser and has made its own independent investigation, review and analysis regarding Holdings, the Company and the Company Subsidiaries and the Transactions, which investigation, review and analysis were conducted by Pensare and Merger Sub together with expert advisors, including legal counsel, that they have engaged for such purpose. Pensare, Merger Sub and their Representatives have been provided with full and complete access to the Representatives, properties, offices, plants and other facilities, books and records of Holdings, the Company and the Company Subsidiaries and other information that they have requested in connection with their investigation of Holdings, the Company, the Company Subsidiaries and the Transactions. Neither Pensare nor Merger Sub is relying on any statement, representation or warranty, oral or written, express or implied, made by Holdings, the Company or any of the Company Subsidiaries or any of their respective Representatives, except as expressly set forth in Article IV and V (as modified by the Company Disclosure Schedule). Neither the Company, Holdings nor any of their respective owners, members, stockholders, affiliates or Representatives shall have any liability to Pensare, Merger Sub or any of their respective stockholders, affiliates or Representatives resulting from the use of any information, documents or materials made available to Pensare or Merger Sub or any of their Representatives, whether orally or in writing, in any confidential information memoranda, "data rooms," management presentations, due diligence discussions or in any other form in expectation of the Transactions. Neither Holdings, the Company nor any of their respective owners, members, stockholders, affiliates or Representatives is making, directly or indirectly, any representation or warranty with respect to any estimates, projections or forecasts involving Holdings, the Company and/or the Company Subsidiaries.

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 ARTICLE VII.

CONDUCT OF BUSINESS PENDING THE MERGER

        SECTION 7.01    Conduct of Business by the Company Pending the Merger.

          (a)   Holdings and the Company agree that, between the date of this Agreement and the Effective Time or the earlier termination of this Agreement, except as expressly contemplated by any other provision of this Agreement or any Ancillary Agreement, unless Pensare shall otherwise consent in writing (which consent shall not be unreasonably withheld, delayed or conditioned):

              (i)  the businesses of the Company and the Company Subsidiaries shall be conducted in the ordinary course of business and in a manner consistent with past practice; and

             (ii)  Holdings and the Company shall use their commercially reasonable efforts to preserve substantially intact the business organization of the Company and the Company Subsidiaries, to keep available the services of the current officers, key employees and consultants of the Company and the Company Subsidiaries and to preserve the current relationships of the Company and the Company Subsidiaries with Customers, Suppliers and other persons with which the Company or any Company Subsidiary has significant business relations.

          (b)   By way of amplification and not limitation, except as expressly contemplated by any other provision of this Agreement or any Ancillary Agreement, except as set forth on Section 7.01(b) of the Company Disclosure Schedule or as otherwise required by Law or any contracts or agreements to which the Company or a Company Subsidiary is a party, neither the Company nor any Company Subsidiary shall, and Holdings shall cause the Company and each Company Subsidiary not to, between the date of this Agreement and the Effective Time or the earlier termination of this Agreement, directly or indirectly, do any of the following without the prior written consent of Pensare (which consent shall not be unreasonably withheld, conditioned or delayed):

              (i)  amend or otherwise change its certificate of incorporation or by-laws or equivalent organizational documents, other than to amend the indemnity provisions of such documents to mirror the indemnity provisions in the Pensare organizational documents;

             (ii)  issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (A) any shares of any class of capital stock of the Company or any Company Subsidiary, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Company or any Company Subsidiary or (B) except in the ordinary course of business and in a manner consistent with past practice, any material assets of the Company or any Company Subsidiary;

            (iii)  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, other than as necessary to make any required payments under the Company Credit Agreements;

            (iv)  reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock, other than redemptions of equity securities from former employees upon the terms set forth in the underlying agreements governing such equity securities;

             (v)  (A) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division thereof or any material amount of assets; or (B) incur any indebtedness for borrowed money (other than borrowings under the Company Credit

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    Agreements) or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any person, or make any loans or advances, or intentionally grant any security interest in any of its assets, in each case, except in the ordinary course of business and consistent with past practice;

            (vi)  (A) hire any additional employees or consultants except in the ordinary course of business, (B) fill current vacancies or vacancies arising after the date of this Agreement due to the termination of any employee's employment or consultant's services except in the ordinary course of business, or (C) increase the compensation payable or to become payable or, other than health and welfare plan renewals in the ordinary course of business consistent with past practices, the benefits provided to its directors or officers, in each case except in the ordinary course of business;

           (vii)  other than pursuant to the terms of an agreement entered into prior to the date of this Agreement and reflected on Section 4.10(a) of the Company Disclosure Schedule, grant any severance or termination pay to, or enter into any employment, consulting or severance agreement with, any director or officer of the Company or of any Company Subsidiary, other than in the ordinary course of business consistent with past practice;

          (viii)  adopt, amend and/or terminate any Plan except as may be required by applicable Law, is necessary in order to consummate the Transactions, or health and welfare plan renewals in the ordinary course of business;

            (ix)  take any action, other than reasonable and usual actions in the ordinary course of business, with respect to accounting policies or procedures, other than as required by GAAP;

             (x)  make any material tax election or settle or compromise any material United States federal, state, local or non-United States income tax liability;

            (xi)  materially amend, modify or consent to the termination of any Material Contract or amend, waive, modify or consent to the termination of the Company's or any Company Subsidiary's material rights thereunder, except in the ordinary course of business;

           (xii)  intentionally permit any material item of Company IP to lapse or to be abandoned, invalidated, dedicated to the public, or disclaimed, or otherwise become unenforceable or fail to perform or make any applicable filings, recordings or other similar actions or filings, or fail to pay all required fees and taxes required or advisable to maintain and protect its interest in each and every material item of Company IP; or

          (xiii)  enter into any formal or informal agreement or otherwise make a binding commitment to do any of the foregoing.

        SECTION 7.02    Conduct of Business by Pensare and Merger Sub Pending the Merger.     Except as expressly contemplated by any other provision of this Agreement or any Ancillary Agreement (including entering into various Subscription Agreements, issuing the PIPE Securities and consummating the Private Placement) and except as set forth on Schedule 7.02, Pensare agrees that from the date of this Agreement until the earlier of the termination of this Agreement and the Effective Time, unless the Company shall otherwise consent in writing (which consent shall not be unreasonably withheld, delayed or conditioned), the businesses of Pensare and Merger Sub shall be conducted in the ordinary course of business and in a manner consistent with past practice. By way of amplification and not limitation, except as expressly contemplated by any other provision of this Agreement or any Ancillary Agreement, or in connection with the terms and conditions of, any Subscription Agreement, except as otherwise required by Law or as set forth on Schedule 7.02, neither Pensare nor Merger Sub shall, between the date of this Agreement and the Effective Time or the earlier termination of this Agreement, directly or indirectly, do any of the following without the prior

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written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned:

          (a)   amend or otherwise change the Pensare Organizational Documents or the Merger Sub Organizational Documents or form any subsidiary of Pensare other than Merger Sub, other than one or more amendments to extend the Termination Date as defined in Section 9.6 of the Pensare Certificate of Incorporation;

          (b)   declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, other than redemptions from the Trust Fund that are required pursuant to the Pensare Organizational Documents, including the Pensare Stockholder Redemptions;

          (c)   reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of the Pensare Securities except for redemptions from the Trust Fund that are required pursuant to the Pensare Organizational Documents, including the Pensare Stockholder Redemptions;

          (d)   issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any shares of any class of capital stock or other securities of Pensare or Merger Sub, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of Pensare or Merger Sub (except for entering into various Subscription Agreements, issuing the PIPE Securities and consummating the Private Placement);

          (e)   acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or enter into any strategic joint ventures, partnerships or alliances with any other person;

          (f)    incur any indebtedness for borrowed money or guarantee any such indebtedness of another person or persons, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Pensare, as applicable, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing, in each case, except in the ordinary course of business consistent with past practice;

          (g)   make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in GAAP or applicable Law made subsequent to the date hereof, as agreed to by its independent accountants;

          (h)   make any material tax election or settle or compromise any material United States federal, state, local or non-United States income tax liability, except in the ordinary course consistent with past practice;

          (i)    liquidate, dissolve, reorganize or otherwise wind up the business and operations of Pensare or Merger Sub;

          (j)    amend the Trust Agreement or any other agreement related to the Trust Account; or

          (k)   enter into any formal or informal agreement or otherwise make a binding commitment to do any of the foregoing.

        SECTION 7.03    Claims Against Trust Account.     Holdings and the Company agree that, notwithstanding any other provision contained in this Agreement, Holdings and the Company do not now have, and shall not at any time prior to the Effective Time have, any claim to, or make any claim against, the Trust Fund, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between Holdings and the Company on the one hand,

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and Pensare on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to in this Section 7.03 as the "Claims"). Notwithstanding any other provision contained in this Agreement, Holdings and the Company hereby irrevocably waive any Claim they may have, now or in the future and will not seek recourse against the Trust Fund for any reason whatsoever in respect thereof; provided, however, that the foregoing waiver will not limit or prohibit Holdings or the Company from pursuing a claim against Pensare, Merger Sub or any other person (i) for legal relief against monies or other assets of Pensare or Merger Sub held outside of the Trust Account or for specific performance or other equitable relief in connection with the Transactions or (ii) for damages for breach of this Agreement against Pensare (or any successor entity) or Merger Sub in the event this Agreement is terminated for any reason and Pensare consummates a Business Combination transaction with another party. In the event that Holdings or the Company commences any action or proceeding against or involving the Trust Fund in violation of the foregoing, Pensare shall be entitled to recover from Holdings and the Company the associated reasonable legal fees and costs in connection with any such action, in the event Pensare prevails in such action or proceeding.

ARTICLE VIII.

ADDITIONAL AGREEMENTS

        SECTION 8.01    Proxy Statement

          (a)   As promptly as practicable after the delivery of the PCAOB Audited Financial Statements by the Company to Pensare, Pensare and shall prepare and file with the SEC a proxy statement (as amended or supplemented, the "Proxy Statement") to be sent to the stockholders of Pensare relating to the meeting of Pensare's stockholders (the "Pensare Stockholders' Meeting") to be held to consider approval and adoption of the business combination provided for in this Agreement by approving and adopting (i) this Agreement and the Transactions, (ii) the amendments to the Pensare Certificate of Incorporation set forth in Exhibit A, (iii) the issuance of Pensare Common Stock as contemplated by this Agreement and pursuant to the Private Placement (if any), (iv) the Equity Plan and (v) a proposal to adjourn the Pensare Stockholders' Meeting, as necessary, to solicit additional proxies if there are not sufficient votes at the time of the Pensare Stockholders' Meeting to approve the foregoing proposals, and (v) any other proposals the parties deem necessary to effectuate the Merger and the other Transactions or as may be mutually agreed upon by Holdings and Pensare (collectively, the "Pensare Proposals"). Holdings and the Company shall furnish all information concerning the Company as Pensare may reasonably request in connection with such actions and the preparation of the Proxy Statement. Pensare shall file the definitive Proxy Statement with the SEC and cause the Proxy Statement to be mailed to its stockholders of record, as of the record date to be established by the board of directors of Pensare, as promptly as practicable (but in no event later than five (5) Business Days) following the earlier to occur of: (Y) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; or (Z) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC.

          (b)   Pensare covenants that none of the Pensare Board or any committee thereof shall withdraw or modify, or propose publicly or by formal action of the Pensare Board to withdraw or modify, in a manner adverse to the Company, the Pensare Recommendation or the approval or recommendation by the Pensare Board of the Pensare Proposals and the Proxy Statement shall include the Pensare Recommendation and the recommendation of the Pensare Board to the stockholders of Pensare in favor of the Pensare Proposals.

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          (c)   Prior to filing with the SEC, Pensare will make available to Holdings drafts of the Proxy Statement and any other documents to be filed with the SEC, both preliminary and final, and any amendment or supplement to the Proxy Statement or such other document and will provide Holdings with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith. Pensare shall not file any such documents with the SEC without the prior written consent of Holdings (such consent not to be unreasonably withheld, conditioned or delayed). Pensare will advise Holdings promptly after it receives notice thereof, of: (A) the time when the Proxy Statement has been filed; (B) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; (C) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC; (D) the filing of any supplement or amendment to the Proxy Statement; (E) the issuance of any stop order by the SEC; (F) any request by the SEC for amendment of the Proxy Statement; (G) any comments from the SEC relating to the Proxy Statement and responses thereto; and (H) requests by the SEC for additional information. Prior to responding to any requests or comments from the SEC, Pensare will make available to Holdings drafts of any such response and provide the Company with a reasonable opportunity to comment on such drafts.

          (d)   Pensare represents that the information supplied by Pensare for inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Pensare, (ii) the time of the Pensare Stockholders' Meeting, and (iii) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to Pensare or Merger Sub, or their respective officers or directors or otherwise supplied by Pensare for inclusion in the Proxy Statement, should be discovered by Pensare which should be set forth in an amendment or a supplement to the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Pensare shall promptly inform Holdings. All documents that Pensare is responsible for filing with the SEC in connection with the Merger or the other transactions contemplated by this Agreement, will comply as to form and substance in all material aspects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder. Pensare shall make all necessary filings, if any, with respect to the Transactions under the Securities Act, the Exchange Act and applicable "blue sky" laws, and any rules and regulations thereunder.

          (e)   Holdings and the Company represent that the information supplied by Holdings and the Company for inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Pensare, (ii) the time of the Pensare Stockholders' Meeting, and (iii) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to Holdings, the Company or any Company Subsidiary, or their respective officers or directors or otherwise supplied by Holdings or the Company for inclusion in the Proxy Statement, should be discovered by Holdings or the Company which should be set forth in an amendment or a supplement to the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Holdings and the Company shall promptly inform Pensare. All documents that Holdings or the Company is responsible for filing with the SEC in connection with the Merger or the other transactions

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  contemplated by this Agreement will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

        SECTION 8.02    Pensare Stockholders' Meetings; and Merger Sub and the Company Stockholder's Approval.

          (a)   Pensare shall call and hold the Pensare Stockholders' Meeting as promptly as practicable for the purpose of voting solely upon the Pensare Proposals, and Pensare shall use its reasonable best efforts to hold the Pensare Stockholders' Meeting within 30 Business Days following date the Proxy Statement is mailed to the stockholders of Pensare. Pensare shall use its reasonable best efforts to obtain the approval of the Pensare Proposals at the Pensare Stockholders' Meeting, including by soliciting from its stockholders proxies as promptly as possible in favor of the Pensare Proposals, and shall take all other action necessary or advisable to secure the required vote or consent of its stockholders therefor.

          (b)   Promptly following the execution of this Agreement, Pensare shall approve and adopt this Agreement and approve the Merger and the other Transactions, as the sole stockholder of Merger Sub.

          (c)   Promptly following the execution of this Agreement, Holdings shall approve and adopt this Agreement and approve the Merger and the other Transactions, as the sole stockholder of the Company.

        SECTION 8.03    Access to Information; Confidentiality.

          (a)   From the date of this Agreement until the Effective Time, Holdings and Pensare shall (and shall cause their respective subsidiaries to): (i) provide to the other party (and the other party's officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, "Representatives") reasonable access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of such party and its subsidiaries and to the books and records thereof; and (ii) furnish promptly to the other party such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of such party and its subsidiaries as the other party or its Representatives may reasonably request. Notwithstanding the foregoing, neither Holdings nor Pensare shall be required to provide access to or disclose information where the access or disclosure would jeopardize the protection of attorney-client privilege or contravene applicable Law (it being agreed that the parties shall use their commercially reasonable efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention).

          (b)   All information obtained by the parties pursuant to this Section 8.03 shall be kept confidential in accordance with the confidentiality agreement, dated May 15, 2019 (the "Confidentiality Agreement"), between Pensare and Computex Technology Solutions, which is a d/b/a for Computex, Inc.

          (c)   Notwithstanding anything in this Agreement to the contrary, each party (and its Representatives) may consult any tax advisor regarding the tax treatment and tax structure of the Transactions and may disclose to any other person, without limitation of any kind, the tax treatment and tax structure of the Transactions and all materials (including opinions or other tax analyses) that are provided relating to such treatment or structure, in each case in accordance with the Confidentiality Agreement.

        SECTION 8.04    Solicitation.     From and after the date hereof until the Effective Time or, if earlier, the valid termination of this Agreement in accordance with Section 10.01, Holdings and the Company shall not, and shall cause the Company Subsidiaries not to and shall direct their respective

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Representatives not to, (i) initiate, solicit, facilitate or encourage (including by way of furnishing non-public information), whether publicly or otherwise, any inquiries with respect to, or the making of, any Acquisition Proposal, (ii) engage in any negotiations or discussions concerning, or provide access to its properties, books and records or any Confidential Information of the Company or the Company Subsidiaries to, any person relating to an Acquisition Proposal, (iii) enter into, engage in and maintain discussions or negotiations with respect to any Acquisition Proposal (or inquiries, proposals or offers or other efforts that would reasonably be expected to lead to any Acquisition Proposal) or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, offers, efforts, discussions or negotiations, (iv) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of the Company Subsidiaries, (v) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal, (vi) approve, endorse, recommend, execute or enter into any agreement in principle, letter of intent, memorandum of understanding, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract relating to any Acquisition Proposal (each, a "Company Acquisition Agreement") or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or (vii) resolve or agree to do any of the foregoing or otherwise authorize or permit any of its Representatives to take any such action. Holdings and the Company shall, and shall instruct and cause the Company Subsidiaries and each of their respective Representatives to immediately cease any solicitations, discussions or negotiations with any person (other than the parties hereto and their respective Representatives) in connection with an Acquisition Proposal. Holdings and the Company shall promptly notify Pensare (and in any event within twenty-four hours) of the receipt of any Acquisition Proposal after the date hereof, which notice shall identify the third party making any Acquisition Proposal and shall include a summary of the material terms and conditions of any material developments, discussions or negotiations in connection therewith, and any material modifications to the financial or other terms and conditions of any such Acquisition Proposal.

        SECTION 8.05    Employee Benefits Matters.

          (a)   During the period commencing at the Closing Date and ending on the date which is twelve (12) months from the Closing Date (or if earlier, the date of the employee's termination of employment with Pensare and its subsidiaries), Pensare shall cause the Surviving Corporation and each of its subsidiaries, as applicable, to provide the employees of the Company and the Company Subsidiaries who remain employed immediately after the Effective Time (the "Continuing Employees") with annual base salary or wage level, annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any retiree healthcare or defined benefit retirement benefits) that are substantially similar and comparable, in the aggregate, to the annual base salary or wage level, annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any retiree healthcare or defined benefit retirement benefits) provided by the Company and the Company Subsidiaries to the Continuing Employees immediately prior to the Closing Date. The parties shall cooperate to establish an equity incentive award plan for the employees of the Surviving Corporation to be effective after the Closing (the "Equity Plan").

          (b)   The Continuing Employees shall receive credit for purposes of eligibility to participate, vesting and determining the level of benefits, as applicable, under any employee benefit plan, program or arrangement established or maintained by the Surviving Corporation or any of its subsidiaries (including, without limitation, any employee benefit plan as defined in Section 3(3) of ERISA and any vacation or other paid time-off program or policy) for service accrued or deemed accrued prior to the Effective Time with the Company or any Company Subsidiary; provided, however, that such crediting of service shall not operate to duplicate any benefit or the funding of any such benefit. In addition, Pensare shall use commercially reasonable efforts to (i) cause to be

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  waived any eligibility waiting periods, any evidence of insurability requirements and the application of any pre-existing condition limitations under each of the employee benefit plans established or maintained by the Surviving Corporation or any of its subsidiaries that cover the Continuing Employees or their dependents, and (ii) cause any eligible expenses incurred by any Continuing Employee and his or her covered dependents, during the portion of the plan year in which the Closing occurs, under those health and welfare benefit plans in which such Continuing Employee currently participates to be taken into account under those health and welfare benefit plans in which such Continuing Employee participates subsequent to the Closing Date for purposes of satisfying all deductible, coinsurance, and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year. Following the Closing, Surviving Corporation will honor all accrued but unused vacation and other paid time off of the Continuing Employees that existed immediately prior to the Closing.

        SECTION 8.06    Directors' and Officers' Indemnification and Insurance.

          (a)   The certificate of incorporation and by-laws of the Surviving Corporation shall contain provisions no less favorable with respect to indemnification, advancement or expense reimbursement than are set forth in the by-laws of the Company, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were directors, officers, employees, fiduciaries or agents of the Company, unless such modification shall be required by applicable Law. Pensare further agrees that with respect to the provisions of the by-laws or limited liability company agreements of the Company Subsidiaries relating to indemnification, advancement or expense reimbursement, such provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were directors, officers, employees, fiduciaries or agents of such Company Subsidiary, unless such modification shall be required by applicable Law.

          (b)   The Surviving Corporation shall purchase and have in place at the Closing a "tail" or "runoff" policy (the "D&O Tail") providing directors' and officers' liability insurance coverage for the benefit of those persons who are covered by the directors' and officers' liability insurance policies maintained by the Company and the Company Subsidiaries as of the Closing with respect to matters occurring prior to the Effective Time. The D&O Tail shall provide for terms with respect to coverage, deductibles and amounts that are no less favorable than those of the policy in effect immediately prior to the Effective Time for the benefit of the Company's and Company Subsidiaries' directors and officers, and shall remain in effect for the six-year period following the Closing. Pensare shall, and shall cause the Surviving Corporation to, maintain the D&O Tail in full force and effect for its full term and cause all obligations thereunder to be honored by the Surviving Corporation and its subsidiaries, as applicable, and no other party shall have any further obligation to purchase or pay for such insurance pursuant to this Section 8.06(b).

          (c)   From and after the Effective Time, the Surviving Corporation shall, and Pensare shall cause the Surviving Corporation and its subsidiaries to, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing Date, an officer or director of the Company or any of the Company Subsidiaries (the "D&O Indemnified Parties") against any and all losses, damages, liabilities, deficiencies, claims, interest, awards, judgments, penalties, costs and expenses (including reasonable attorneys' fees, costs and other out-of-pocket expenses incurred in investigating, preparing or defending the foregoing) arising out of or relating to any threatened or actual Action based in whole or in part on or arising out of or relating in whole or in part to the fact that such person is or was a director or officer of the Company or any of the Company Subsidiaries, whether pertaining to any matter existing or occurring at or prior to the Closing Date and whether asserted or claimed prior to, or

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  at or after, the Closing Date (the "D&O Indemnified Liabilities"), including all D&O Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or relating to this Agreement or the Transactions, in each case to the full extent permitted under applicable Law (and the Surviving Corporation shall, and Pensare shall cause the Surviving Corporation and its subsidiaries to, pay expenses in advance of the final disposition of any such action or proceeding to each D&O Indemnified Party). Any D&O Indemnified Party wishing to claim indemnification under this Section 8.06 shall notify the Surviving Corporation upon learning of any such Action (but the failure so to notify shall not relieve a party from any liability which it may have under this Section 8.06 except to the extent such failure prejudices such party). The parties agree that all rights to indemnification hereunder, including provisions relating to advances of expenses incurred in defense of any such action or suit, existing in favor of the D&O Indemnified Parties with respect to matters occurring through the Closing Date shall continue in full force and effect for a period of not less than six years from the Closing Date; provided, however, that all rights to indemnification in respect of any D&O Indemnified Liabilities asserted or made within such period shall continue until the disposition of such D&O Indemnified Liabilities.

          (d)   Pensare covenants, for itself and its successors and assigns, including the Surviving Corporation and its subsidiaries, that it and they shall not institute any Action in any court or before any administrative agency or before any other tribunal against any of the current and former directors of the Company or the Company Subsidiaries, in their capacity as such or as officers of the Company or any Company Subsidiaries, with respect to any liabilities, actions or causes of action, judgments, claims or demands of any nature or description (consequential, compensatory, punitive or otherwise), in each such case to the extent resulting from their status of a director or officer of the Company or one of the Company Subsidiaries.

        SECTION 8.07    Notification of Certain Matters.     Holdings and the Company shall give prompt notice to Pensare, and Pensare shall give prompt notice to Holdings and the Company, of any event which a party becomes aware of between the date of this Agreement and the Closing (or the earlier termination of this Agreement in accordance with Article X), the occurrence, or non-occurrence of which causes or would reasonably be expected to cause any of the conditions set forth in Article IX to fail.

        SECTION 8.08    Further Action; Reasonable Best Efforts

          (a)   Upon the terms and subject to the conditions of this Agreement, each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, appropriate action, and to do, or cause to be done, such things as are necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective the Transactions, including, without limitation, using its reasonable best efforts to obtain all permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and parties to contracts with the Company and the Company Subsidiaries as set forth in Section 9.02(j) necessary for the consummation of the Transactions and to fulfill the conditions to the Merger. In case, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party shall use their reasonable best efforts to take all such action.

          (b)   Each of the parties shall keep each other apprised of the status of matters relating to the Transactions, including promptly notifying the other parties of any communication it or any of its affiliates receives from any Governmental Authority relating to the matters that are the subject of this Agreement and permitting the other parties to review in advance, and to the extent practicable consult about, any proposed communication by such party to any Governmental Authority in connection with the Transactions. No party to this Agreement shall agree to participate in any meeting with any Governmental Authority in respect of any filings, investigation or other inquiry

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  unless it consults with the other parties in advance and, to the extent permitted by such Governmental Authority, gives the other parties the opportunity to attend and participate at such meeting. Subject to the terms of the Confidentiality Agreement, the parties will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other parties may reasonably request in connection with the foregoing. Subject to the terms of the Confidentiality Agreement, the parties will provide each other with copies of all material correspondence, filings or communications, including any documents, information and data contained therewith, between them or any of their Representatives, on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to this Agreement and the Transactions contemplated hereby. No party shall take or cause to be taken any action before any Governmental Authority that is inconsistent with or intended to delay its action on requests for a consent or the consummation of the Transactions.

        SECTION 8.09    Public Announcements.     The initial press release relating to this Agreement shall be a joint press release the text of which has been agreed to by each of Pensare and Holdings. Thereafter, between the date of this Agreement and the Closing Date (or the earlier termination of this Agreement in accordance with Article X) unless otherwise prohibited by applicable Law or the requirements of the Nasdaq Capital Market, each of Pensare and Holdings shall each use its reasonable best efforts to consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement, the Merger or any of the other Transactions, and shall not issue any such press release or make any such public statement without the prior written consent of the other party. Furthermore, nothing contained in this Section 8.09 shall prevent Pensare or Holdings and/or its respective affiliates from furnishing customary or other reasonable information concerning the Transactions to their investors and prospective investors.

        SECTION 8.10    Pensare Management.     Prior to the Closing, Pensare and Holdings shall cooperate in good faith to select additional persons that are mutually acceptable to Pensare and Holdings to be appointed at Closing to senior managements positions at Pensare and the Surviving Corporation (in addition to the persons being appointed as officers of Pensare and the Surviving Corporation pursuant to Section 2.05).

        SECTION 8.11    Trust Account.     As of the Effective Time, the obligations of Pensare to dissolve or liquidate within a specified time period as contained in Pensare's Certificate of Incorporation will be terminated and Pensare shall have no obligation whatsoever to dissolve and liquidate the assets of Pensare by reason of the consummation of the Merger or otherwise, and no stockholder of Pensare shall be entitled to receive any amount from the Trust Account. At least 48 hours prior to the Effective Time, Pensare shall provide notice to the Trustee in accordance with the Trust Agreement and shall deliver any other documents, opinions or notices required to be delivered to the Trustee pursuant to the Trust Agreement and cause the Trustee prior to the Effective Time to, and the Trustee shall thereupon be obligated to, transfer all funds held in the Trust Account to Pensare and thereafter shall cause the Trust Account and the Trust Agreement to terminate.

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        SECTION 8.12    Resale Registration Statement.     Within five (5) Business Days following the Closing Date, Pensare shall prepare and file or cause to be prepared and filed with the SEC, a registration statement on Form S-3 or such other applicable form (as amended or supplemented from time to time, the "Registration Statement"), in connection with the registration under the Securities Act of an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act, registering the resale from time-to-time of the shares of Pensare Common Stock issued to Holdings pursuant to this Agreement (including any such shares of Pensare Common Stock transferred by Holdings to its members) (the "Registrable Securities"). Pensare shall use its reasonable best efforts to cause the Registration Statement to comply with the rules and regulations promulgated by the SEC, including providing any necessary opinions of counsel, and to have the Registration Statement declared effective under the Securities Act. Notwithstanding the foregoing, Pensare's obligations under this Section 8.12 are contingent upon Holdings (and any members of Holdings to which Holdings transferred Registrable Securities) furnishing in writing to Pensare such information regarding Holdings (or such members of Holdings), the securities of Pensare held by Holdings (or its affiliates) and the intended method of disposition of the Registrable Securities as shall be reasonably requested by Pensare to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as Pensare may reasonably request that are customary of a selling stockholder in similar situations. Pensare shall use reasonable best efforts to cause the Registration Statement to be declared effective as soon as possible after filing, but in no event later than sixty (60) days following the filing deadline (the "Effectiveness Deadline"); provided, that the Effectiveness Deadline shall be extended to ninety (90) days after the filing deadline if the Registration Statement is reviewed by, and receives comments from, the staff of the SEC. Once effective, Pensare shall use reasonable best efforts to keep the Registration Statement continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available for the resale of the Registrable Securities; provided, however, that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities (and Pensare shall have no further obligations to maintain the effectiveness of the Registration Statement with respect thereto) when: (a) such securities shall have been sold, transferred, disposed of or exchanged in accordance with the Registration Statement (or another registration statement filed under the Securities Act); (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Pensare and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) such securities are freely saleable under Rule 144 without volume or manner of sale limitations. Pensare shall bear its own costs and expenses associated with its obligations under this Section 8.12.

        SECTION 8.13    Tax Matters.     Each of Pensare, Merger Sub and the Company shall use their respective commercially reasonable efforts to cause the Merger to qualify, and agree not to, and not to permit or cause any of their affiliates or subsidiaries to, take any action which to its knowledge could reasonably be expected to prevent or impede the Merger from qualifying, as a reorganization within the meaning of Section 368(a) of the Code. This Agreement is intended to constitute, and the parties hereto hereby adopt this Agreement as, a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a). Each of Pensare, Merger Sub and the Company shall report the Merger as a reorganization within the meaning of Section 368(a) of the Code unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, including attaching the statement described in Treasury Regulations Section 1.368-3(a) on or with its Tax Return for the taxable year of the Merger.

        SECTION 8.14    PCAOB Audited Financials.     Holdings and the Company shall use reasonable best efforts to deliver true and complete copies of the audited consolidated balance sheet of the Company and the consolidated Company Subsidiaries as of December 31, 2016, December 31, 2017 and December 31, 2018, and the related audited consolidated statements of income and cash flows of the Company and the consolidated Company Subsidiaries for such years, each audited in accordance

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with the auditing standards of the PCAOB (collectively, the "PCAOB Audited Financials") not later than August 1, 2019.

        SECTION 8.15    Stock Exchange Listing.     Pensare will use its reasonable best efforts to cause the Stock Consideration or, if determined to be appropriate by Pensare and Holdings or otherwise listed in connection with the Private Placement of PIPE Securities, the Pensare Securities, issued in connection with the Transactions to be approved for listing on the Nasdaq Capital Market at Closing. During the period from the date hereof until the Closing, Pensare shall use its reasonable best efforts to keep the Pensare Units, Pensare Common Stock, Pensare Rights and Pensare Warrants listed for trading on the Nasdaq Capital Market.

        SECTION 8.16    Contact with Customers, Suppliers and other Business Relations.     From the date hereof until the Closing Date, Pensare and Merger Sub shall not, and shall cause their affiliates not to, and shall direct their Representatives not to, contact or communicate with any customers, suppliers, distributors or licensors of the Company or the Company Subsidiaries or any other persons having a business relationship with the Company or the Company Subsidiaries regarding the Transactions without the prior written consent of Holdings or the Company (which shall not be unreasonably withheld, delayed or conditioned). Pensare and its Representatives may freely contact the Company's employees set forth on Section 8.16 of the Company Disclosure Schedule (the "Management Team") to discuss the post-Closing transition relating to the Transactions and may contact other employees of the Company to discuss the post-Closing transition relating to the transactions contemplated hereby only with the consent of an individual from the Management Team (which shall not be unreasonably withheld, delayed or conditioned).

        SECTION 8.17    Extension.     If, by November 1, 2019, Pensare and Holdings determine that that the Closing is unlikely to be consummated on or before December 1, 2019 (the "First Expiration Date"), then Pensare shall take all actions necessary to obtain the approval of the stockholders of Pensare to extend the deadline for Pensare to consummate its initial Business Combination (the "Extension") to a date after the First Expiration Date but prior to the Outside Date in accordance with the Pensare Organizational Documents. Pensare shall use its reasonable best efforts to obtain stockholder approval for any and all required Extensions during the term of this Agreement.

        SECTION 8.18    Release.     Effective upon and following the Closing, Pensare, on its own behalf and on behalf of its affiliates, Related Parties, Representatives, successors and assigns claiming through or by Pensare, generally, absolutely, irrevocably, unconditionally and completely releases and forever discharges Holdings and each of its affiliates, Related Parties, Representatives, successors and assigns (collectively, the "Stockholder Released Parties") from all disputes, claims, losses, controversies, demands, rights, liabilities, actions and causes of action of every kind and nature, whether known or unknown, arising from any matter concerning any of Holdings, the Company or any Company Subsidiary occurring prior to the Closing Date (other than as contemplated by this Agreement), including for controlling equityholder liability or breach of any fiduciary duty relating to any pre-Closing actions or failures to act by the Stockholder Released Parties; provided, however, that nothing in this Section 8.18 shall release Holdings or the Company or any Company Subsidiary from their obligations under this Agreement or the other Ancillary Agreements.

        SECTION 8.19    Guarantees and Security Interests relating to Holdings.     Promptly following the execution of this Agreement, Pensare and the Company shall use commercially reasonable efforts to release Holdings from any corporate guaranty or security agreement to which it is a party that has been provided to any person in connection with the operation of the business of the Company and the Company Subsidiaries (collectively, the "Guarantees"). If Pensare and the Company fail to release any Guarantees (other than those required to be released at Closing pursuant to Section 9.03(i)), and any claims are made on any such Guarantees for matters involving the Company or a Company Subsidiary that occur after the Closing, Pensare and Merger Sub shall, on a joint and several basis, defend,

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indemnify and hold Holdings harmless from and against any and all damages, losses and expenses resulting from such claims.

ARTICLE IX.

CONDITIONS TO THE MERGER

        SECTION 9.01    Conditions to the Obligations of Each Party.     The obligations of Holdings, Company, Pensare and Merger Sub to consummate the Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions:

          (a)    Pensare Stockholder Approval.    The Pensare Proposals shall have been approved and adopted by the requisite affirmative vote of the stockholders of Pensare in accordance with the Proxy Statement, the DGCL, the Pensare Organizational Documents and the rules and regulations of the Nasdaq Capital Market.

          (b)    No Order.    No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Transactions, including the Merger, illegal or otherwise prohibiting consummation of the Transactions, including the Merger.

          (c)    Available Cash.    After giving effect to (i) the exercise of the Redemption Rights and payments related thereto and (ii) the sale and issuance by Pensare of Pensare Common Stock or other PIPE Securities of Pensare, if any, between the date of this Agreement and the Effective Time, Pensare shall have at least an aggregate of $35 million of cash held either in or outside of the Trust Account.

        SECTION 9.02    Conditions to the Obligations of Pensare and Merger Sub.     The obligations of Pensare and Merger Sub to consummate the Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

          (a)    Representations and Warranties.    The representations and warranties of (i) Holdings and the Company contained in Section 4.01 (Organization and Qualification; Subsidiaries), Section 4.03 (Capitalization), Section 4.04 (Authority Relative to this Agreement), Section 4.18 (Board Approval; Vote Required), Section 4.26 (Brokers), and (ii) Holdings contained in Section 5.01 (Corporation Organization), Section 5.02 (Authority Relative to this Agreement), Section 5.04 (Board Approval; Vote Required) and Section 5.06 (Brokers), shall each be true and correct in all respects as of the Closing Date as though made on the Closing Date (but giving effect to any limitation as to "materiality" or "Company Material Adverse Effect" or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date. All other representations and warranties of Holdings and the Company contained in this Agreement shall be true and correct (without giving any effect to any limitation as to "materiality" or "Company Material Adverse Effect" or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not cause a Company Material Adverse Effect.

          (b)    Agreements and Covenants.    Holdings and the Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.

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          (c)    Officer Certificate.    Holdings and the Company shall have delivered to Pensare a certificate, dated the date of the Closing, signed by an officer of Holdings and the Company, certifying as to the satisfaction of the conditions specified in Sections 9.02(a), 9.02(b) and 9.02(d).

          (d)    Material Adverse Effect.    Since the date of this Agreement, no Company Material Adverse Effect shall have occurred.

          (e)    Resignation.    Other than those persons who Pensare has identified as continuing directors, all members of the Company Board and the Board of Directors of the Company Subsidiaries shall have executed written resignations effective as of the Effective Time.

          (f)    Stock Exchange Listing.    The shares of Pensare Common Stock shall be listed on the Nasdaq Capital Market as of the Closing Date.

          (g)    Ancillary Agreements.    Holdings and Company, as applicable, shall deliver, or cause to be delivered, to Pensare duly executed copies of the Ancillary Agreements to which it is a party.

          (h)    FIRPTA Tax Certificates.    On or prior to the Closing, the Company shall deliver to Pensare a properly executed certification that shares of Company Common Stock are not "U.S. real property interests" in accordance with the Treasury Regulations under Sections 897 and 1445 of the Code, together with a notice to the IRS (which shall be filed by Pensare with the IRS following the Closing) in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations.

          (i)    PCAOB Audited Financials.    The Company shall have delivered to Pensare the PCAOB Audited Financials.

          (j)    Third Party Consents.    All consents from third parties under any Material Contract to which the Company or any Company Subsidiary is a party or by which it is bound required as a result of the transactions contemplated by this Agreement shall have been obtained from such third parties.

        SECTION 9.03    Conditions to the Obligations of Holdings and the Company.     The obligations of Holdings and the Company to consummate the Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to Closing of the following additional conditions:

          (a)    Representations and Warranties.    The representations and warranties of Pensare and Merger Sub contained in Section 6.01 (Corporate Organization), Section 6.03 (Capitalization), Section 6.04 (Authority Relative to this Agreement) Section 6.10 (Board Approval; Vote Required), and Section 6.16 (Brokers), shall be true and correct in all respects as of the Closing Date as though made on the Closing Date (but giving effect to any limitation as to "materiality" or "Pensare Material Adverse Effect" or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date. All other representations and warranties of Pensare and Merger Sub contained in this Agreement shall be true and correct (without giving any effect to any limitation as to "materiality" or "Pensare Material Adverse Effect" or any similar limitation set forth herein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not cause a Pensare Material Adverse Effect.

          (b)    Agreements and Covenants.    Pensare and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.

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          (c)    Officer Certificate.    Pensare shall have delivered to Holdings a certificate, dated the date of the Closing, signed by the President of Pensare, certifying as to the satisfaction of the conditions specified in Sections 9.03(a), 9.03(b), 9.03(d) and 9.03(i).

          (d)    Material Adverse Effect.    Since the date of this Agreement, no Pensare Material Adverse Effect shall have occurred.

          (e)    Disbursement of Trust Account.    Pensare shall have made all necessary and appropriate arrangements with the Trustee to have all of the funds contained in the Trust Account disbursed to Pensare immediately prior to the Effective Time, and all such funds release from the Trust Account shall be available to Pensare.

          (f)    Stock Exchange Listing.    A supplemental listing shall have been filed with the Nasdaq Capital Market as of the Closing Date to list the shares constituting the Stock Consideration.

          (g)    Ancillary Agreements.    Each of Pensare and Merger Sub shall deliver, or cause to be delivered, to Holdings and the Company a duly executed copy of the Ancillary Agreements to which it is a party.

          (h)    Telecommunications Contract.    Pensare shall have provided to Holdings the Telecommunications Contract, duly executed by all parties thereto, and such contract shall be in full force and effect without any breach by the parties thereto as of the Closing.

          (i)    Releases.    Pensare shall have provided to Holdings written releases from all third parties that are a party to the agreements set forth in Section 9.03(i) of the Company Disclosure Schedule, releasing Holdings from all obligations or liabilities under such agreements and terminating all security interests and other Liens with respect to Holdings contemplated in such agreements.

ARTICLE X.

TERMINATION, AMENDMENT AND WAIVER

        SECTION 10.01    Termination.     This Agreement may be terminated and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement and the Transactions by the stockholders of the Company or Pensare, as follows:

          (a)   by mutual written consent of Pensare and Holdings; or

          (b)   by either Pensare or Holdings if the Effective Time shall not have occurred prior to April 1, 2020 (the "Outside Date"); provided, however, that this Agreement may not be terminated under this Section 10.01(b) by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein and such breach or violation is the principal cause of the failure of a condition set forth in Article IX on or prior to the Outside Date; or

          (c)   by either Pensare or Holdings if any Governmental Authority in the United States shall have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Transactions, including the Merger, illegal or otherwise preventing or prohibiting consummation of the Transactions, the Merger; or

          (d)   by either Pensare or Holdings if any of the Pensare Proposals shall fail to receive the requisite vote for approval at the Pensare Stockholders' Meeting duly convened therefor or at any adjournment or postponement thereof; or

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          (e)   by Pensare upon a breach of any representation, warranty, covenant or agreement on the part of Holdings or the Company set forth in this Agreement, or if any representation or warranty of Holdings or the Company shall have become untrue, in either case such that the conditions set forth in Sections 9.02(a) and 9.02(b) would not be satisfied ("Terminating Company Breach"); provided that Pensare has not waived such Terminating Company Breach and Pensare and Merger Sub are not then in material breach of their representations, warranties, covenants or agreements in this Agreement; provided further that, if such Terminating Company Breach is curable by Holdings or the Company, Pensare may not terminate this Agreement under this Section 10.01(e) for so long as Holdings and the Company continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty (30) days after notice of such breach is provided by Pensare to Holdings; or by Pensare if there shall have occurred a Company Material Adverse Effect after the date of this Agreement;

          (f)    by Holdings upon a breach of any representation, warranty, covenant or agreement on the part of Pensare and Merger Sub set forth in this Agreement, or if any representation or warranty of Pensare and Merger Sub shall have become untrue, in either case such that the conditions set forth in Sections 9.03(a) and 9.03(b) would not be satisfied ("Terminating Pensare Breach"); provided that Holdings or the Company has not waived such Terminating Pensare Breach and Holdings and the Company are not then in material breach of their representations, warranties, covenants or agreements in this Agreement; provided, however, that, if such Terminating Pensare Breach is curable by Pensare and Merger Sub, Holdings may not terminate this Agreement under this Section 10.01(f) for so long as Pensare and Merger Sub continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within thirty (30) days after notice of such breach is provided by Holdings to Pensare; or by Holdings if there shall have occurred a Pensare Material Adverse Effect after the date of this Agreement;

          (g)   by Pensare if the PCAOB Audited Financial Statements shall not have been delivered to Pensare by the Company on or before August 2, 2019; or

          (h)   by either Pensare or the Company if Pensare shall have failed to obtain an Extension required pursuant to Section 8.17 prior to the consummation of the Transactions.

        SECTION 10.02    Effect of Termination.     In the event of the termination of this Agreement pursuant to Section 10.01, this Agreement shall forthwith become void, and there shall be no liability under this Agreement on the part of any party hereto, except as set forth in Section 8.09, Section 10.02, Section 10.03, Section 11.01, Section 11.05, Section 11.06 and Section 11.07 or in the case of termination subsequent to a willful or intentional material breach of this Agreement by a party hereto.

        SECTION 10.03    Expenses.     Except as set forth in this Section 10.03 or elsewhere in this Agreement, all Expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses, whether or not the Merger or any other Transaction is consummated, except that Pensare shall pay, whether or not the Transactions are consummated, all (i) Expenses of the parties relating to preparing, printing, filing and mailing the Proxy Statement, (ii) Expenses relating to all SEC and other regulatory filing fees incurred in connection with the Proxy Statement, and (iii) reasonable Expenses relating to legal, accounting and other professional advisor fees (not including investment banking or broker fees) incurred by Holdings and the Company in connection with this Agreement and the Transactions contemplated herein, the audit and review of the Company's financial statements, 409A valuations and the preparation of portions of the Proxy Statement, and in connection therewith, Pensare has funded an escrow account with $500,000 to pay such Expenses of Holdings and the Company. Reimbursements of such Expenses shall be made from such escrow account within five (5) Business Days of the Company's written request (with invoices) and Pensare's approval thereof (which shall not be unreasonably withheld, conditioned or delayed). Until the termination of this Agreement, each time such escrow funds are reduced to $100,000, Pensare shall

57

replenish the account back to such amount as shall be sufficient to pay all remaining Expenses of Holdings and the Company required to be reimbursed pursuant to this Section 10.03 (as reasonably determined by the Company and Pensare). For avoidance of doubt, neither Holdings nor the Company shall be obligated to pay back any Expenses paid by Pensare in the event the Transactions are not consummated. "Expenses", as used in this Agreement, shall include all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement, the solicitation of stockholder approvals, and all other matters related to the Closing of the Merger and the other Transactions.

        SECTION 10.04    Amendment.     This Agreement may be amended in writing by the parties hereto at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

        SECTION 10.05    Waiver.     At any time prior to the Effective Time, (i) Pensare may (a) extend the time for the performance of any obligation or other act of Holdings or the Company, (b) waive any inaccuracy in the representations and warranties of Holdings or the Company contained herein or in any document delivered by Holdings or the Company pursuant hereto and (c) waive compliance with any agreement of Holdings or the Company or any condition to its own obligations contained herein and (ii) Holdings may (a) extend the time for the performance of any obligation or other act of Pensare or Merger Sub, (b) waive any inaccuracy in the representations and warranties of Pensare or Merger Sub contained herein or in any document delivered by Pensare and/or Merger pursuant hereto and (c) waive compliance with any agreement of Pensare or Merger Sub or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

ARTICLE XI.

GENERAL PROVISIONS

        SECTION 11.01    Non-Survival of Representations, Warranties and Agreements.     The representations, warranties, agreements and covenants to be performed prior to or at the Effective Time in this Agreement and in any certificate delivered pursuant hereto shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 10.01, as the case may be, except that the agreements set forth in Article II and Article III and Sections 8.05, 8.06, 8.09, 8.11, 8.12, 8.13, 8.18 and 8.19 and this Article XI shall survive the Effective Time and the provisions of Sections 8.03(b) and Section 10.03 and this Article XI shall survive the termination of this Agreement.

        SECTION 11.02    Notices.     All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11.02):

    if to Pensare or Merger Sub:

Pensare Acquisition Corp. 1720 Peachtree Street, Suite 629 Atlanta, GA 30309
Attention:	Dr. Robert Willis
Email:	rw@pensaregrp.com

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    with a copy to:

Greenberg Traurig, LLP 200 Park Avenue New York, New York 10166
Attention:	Alan I. Annex, Esq.
Email:	annexa@gtlaw.com

    if to Holdings or the Company:

Stratos Management Systems Holdings, LLC 5355 W. Sam Houston Pkwy N Suite 390 Houston, Texas 77041-5235
Facsimile No:	(713) 780-7348
Telephone No:	(713) 331-4250
Attention:	Sam Haffar
Email:	shaffar@computex-inc.com

    with a copy to:

Haynes and Boone, LLP 1221 McKinney Street, Suite 2100 Houston, Texas 77010
Facsimile No:	(713) 236-5432
Telephone No:	(713) 547-2208
Attention:	Ricardo Garcia-Moreno, Esq.
Email:	Ricardo Garcia-Moreno@haynesboone.com

        SECTION 11.03    Severability.     If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

        SECTION 11.04    Entire Agreement; Assignment.     This Agreement and the Ancillary Agreements constitute the entire agreement among the parties with respect to the subject matter hereof and supersede, except as set forth in Section 8.03(b), all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, except for the Confidentiality Agreement. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) by any party without the prior express written consent of the other parties hereto.

        SECTION 11.05    Parties in Interest.     This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than Section 8.06 (which is intended to be for the benefit of the persons covered thereby and may be enforced by such persons).

        SECTION 11.06    Governing Law.     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement

59

shall be heard and determined exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) agree not to commence any Action relating thereto except in the courts described above in Delaware, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        SECTION 11.07    Waiver of Jury Trial.     Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Transactions. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the Transactions, as applicable, by, among other things, the mutual waivers and certifications in this Section 11.07.

        SECTION 11.08    Headings.     The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        SECTION 11.09    Counterparts.     This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

        SECTION 11.10    Specific Performance.     The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and, accordingly, that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including the parties' obligation to consummate the Merger) in the Court of Chancery of the State of Delaware or, if that court does not have jurisdiction, any court of the United States located in the State of Delaware without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at law or in equity as expressly permitted in this Agreement. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

        SECTION 11.11    Legal Representation.     Pensare, Merger Sub, the Company and their respective affiliates acknowledge and agree that Haynes and Boone, LLP ("H&B") has acted as counsel for Holdings, the Company and the Company Subsidiaries for several years and that Holdings reasonably

60

anticipates that H&B will continue to represent Holdings in future matters. Accordingly, Pensare, Merger Sub, the Company and their respective affiliates expressly consent to H&B representation of Holdings in any post-Closing matter in which the interests of Pensare, Merger Sub, the Surviving Corporation and the Company Subsidiaries, on the one hand, and Holdings, on the other hand, are adverse, including, without limitation, any matter relating to the Transactions or any disagreement or dispute relating thereto, and whether or not such matter is one in which H&B may have previously advised Holdings, the Company, the Company Subsidiaries or their respective affiliates. Furthermore, Pensare, Merger Sub, the Surviving Corporation, the Company and the Company Subsidiaries irrevocably waive (and Pensare shall cause all such persons to irrevocably waive) any right they may have to discover or obtain information or documentation relating to the representation of Holdings, the Company or the Company Subsidiaries by H&B in the Transactions, to the extent that such information or documentation was privileged as to Holdings or any of its affiliates, and such parties agree they shall not try to obtain any such information or documentation under any process. Pensare, Merger Sub, the Surviving Corporation, the Company, the Company Subsidiaries and their respective affiliates further covenant and agree that each such party shall not assert (and Pensare shall cause all such person not to assert) any claim against H&B in respect of legal services provided to the Company, the Company Subsidiaries or their affiliates by H&B in connection with this Agreement or the Transactions. Upon and after the Closing, the Surviving Corporation and the Company Subsidiaries shall cease to have any attorney-client relationship with H&B, unless and to the extent H&B is specifically engaged in writing by the Surviving Corporation to represent the Surviving Corporation after the Closing and either such engagement involves no conflict of interest with respect to Holdings or Holdings consents in writing to such representation at the time to such engagement. Any such representation of the Surviving Corporation by H&B after the Closing shall not affect the foregoing provisions hereof. Pensare, Merger Sub, the Surviving Corporation, the Company Subsidiaries and their affiliates acknowledge and agree that Holdings is the only party with the right to assert or waive an attorney-client privilege with respect to any communication between Holdings, the Company, the Company Subsidiaries and/or their affiliates and any person representing them that occurred at any time prior to the Closing, and therefore such privilege cannot be waived without the prior written consent of Holdings in its sole discretion.

        SECTION 11.12    Limitation of Damages.     Notwithstanding anything in this Agreement to the contrary, no party hereto shall be liable to any other party hereto for any punitive, consequential or special damages or damages based on any type of multiple relating to the breach or alleged breach of this Agreement.

[Signature Page Follows.]

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        IN WITNESS WHEREOF, Pensare, Merger Sub, Holdings and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PENSARE ACQUISITION CORP.
By	/s/ DARRELL J. MAYS
	Name:	Darrell J. Mays
	Title:	CEO
TANGO MERGER SUB CORP.
By	/s/ DARRELL J. MAYS
	Name:	Darrell J. Mays
	Title:	CEO
STRATOS MANAGEMENT SYSTEMS HOLDINGS, LLC
By	/s/ SAM HAFFAR
	Name:	Sam Haffar
	Title:	President and Chief Executive Officer
STRATOS MANAGEMENT SYSTEMS, INC.
By	/s/ SAM HAFFAR
	Name:	Sam Haffar
	Title:	President and Chief Executive Officer

[Signature Page to Business Combination Agreement]

 EXHIBIT A

Amended and Restated Certificate of Incorporation of Pensare

[see attached]

Exhibit A-1

 SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PENSARE ACQUISITION CORP.

                                    , 2020

        Pensare Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY AS FOLLOWS:

          1.     The name of the Corporation is "Pensare Acquisition Corp." The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on April 7, 2016 (the "Original Certificate"). The first certificate of amendment of the Original Certificate was filed with the Secretary of State on May 10, 2016. The second certificate of amendment of the Original Certificate was filed with the Secretary of State on December 19, 2016. The third certificate of amendment of the Original Certificate was filed with the Secretary of State on May 11, 2017. The Amended and Restated Certificate of Incorporation (the "First Amended and Restated Certificate"), was filed on July 27, 2017 which both restates and amends the provisions of the Original Certificate, as amended.

          2.     This Second Amended and Restated Certificate of Incorporation (the "Second Amended and Restated Certificate"), which both restates and amends the provisions of the First Amended and Restated Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the affirmative vote of the Corporation's stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware (the "DGCL").

          3.     The text of the First Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

        The name of the corporation is [                        ] (the "Corporation").

ARTICLE II
PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

ARTICLE III
REGISTERED AGENT

        The street address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, State of Delaware 19801, and the name of the Corporation's registered agent at such address is The Corporation Trust Company.

Exhibit A-2

 ARTICLE IV
CAPITALIZATION

        Section 4.1    Authorized Capital Stock.     The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 505,000,000 shares, consisting of (a) 500,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and (b) 5,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

        Section 4.2    Preferred Stock.     The Board of Directors of the Corporation (the "Board") is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a "Preferred Stock Designation") filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

        Section 4.3    Common Stock.

          (a)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the stockholders generally are entitled to vote.

          (b)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders, and no holder of any series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

          (c)   Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

          (d)   Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

Exhibit A-3

        Section 4.4    Rights and Options.     The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

        Section 5.1    Board Powers.     The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws of the Corporation ("Bylaws"), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate, and the Bylaws.

        Section 5.2    Number, Election and Term.

          (a)   The number of directors of the Corporation shall be not less than three, with at least one director in each of Class I, Class II and Class III. The exact number of directors shall be fixed from time to time by the action of a majority of the entire Board, provided that no decrease in the number of directors shall shorten the term of any incumbent director.

          (b)   Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

          (c)   Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

          (d)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Exhibit A-4

        Section 5.3    Newly Created Directorships and Vacancies.     Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

        Section 5.4    Removal.     Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time with cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        Section 5.5    Preferred Stock—Directors.     Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS

        In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law, this Second Amended and Restated Certificate (including any Preferred Stock Designation), or by the Bylaws, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; ADVANCE NOTICE

        Section 7.1    Meetings.     Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

        Section 7.2    Advance Notice.     Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Exhibit A-5

        Section 7.3    Stockholder Action by Written Consent Without a Meeting.     The stockholders of the Corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

        Section 8.1    Limitation of Director Liability.     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

        Section 8.2    Indemnification and Advancement of Expenses.

          (a)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes, damages, claims and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys' fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation's receipt of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

          (b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

Exhibit A-6

          (c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

          (d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
FORUM

        Section 9.1    Forum.     Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Corporation's Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware, or if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) in all cases subject to the court's having personal jurisdiction over the indispensable parties named as defendants. Notwithstanding the foregoing, (a) the provisions of this Section 9.1 will not apply to suits brought to enforce any liability or duty created by the Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction and (b) unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action against the Corporation or any director, officer, employee or agent of the Corporation and arising under the Securities Act of 1933, as amended.

        Section 9.2    Foreign Action.     If any action the subject matter of which is within the scope of Section 9.1 is filed in a court other than a court located within the State of Delaware (a "Foreign Action") in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 9.1 (an "FSC Enforcement Action") and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder's counsel in the Foreign Action as agent for such stockholder.

        Section 9.3    Severability.     If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any sentence of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in

Exhibit A-7

shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

ARTICLE X
CORPORATE OPPORTUNITY

        The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

ARTICLE XI
AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI.

[Signature Page Follows]

Exhibit A-8

        IN WITNESS WHEREOF, Pensare Acquisition Corp. has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

PENSARE ACQUISITION CORP.
By:
Name:
Title:

[Signature Page to Second Amended and Restated Certificate of Incorporation]

 EXHIBIT B

Directors and Officers of Surviving Corporation

Director

  •
  Larry Mock

Officers

  •
  Chief Executive Officer—Sam Haffar

  •
  President—Robert Willis

  •
  Chief Financial Officer—Jesus Perez

Exhibit B-1

 Exhibit C

Lock-Up Agreement

Exhibit C-1

 LOCK-UP AGREEMENT

                        , 2020

Pensare Acquisition Corp.
720 Peachtree Street, Suite 629
Atlanta, GA 30309

Ladies and Gentlemen:

        This letter agreement (this "Agreement") relates to that certain Business Combination Agreement, dated as of July 24, 2019 (the "Combination Agreement"), by and among Pensare Acquisition Corp., a Delaware corporation ("Pensare"), Tango Merger Sub Corp., a Delaware corporation ("Merger Sub"), Stratos Management Systems Holdings, LLC, a Delaware limited liability company ("Holdings"), and Stratos Management Systems, Inc., a Delaware corporation (the "Company"). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Combination Agreement.

        1.     As used in this Agreement:

          (a)   "Lock-Up Shares" means (i) any and all shares of Pensare Common Stock issued pursuant to the Combination Agreement that are beneficially owned by Navigation Capital Partners II, L.P. ("Navigation") as determined based on the distribution provisions set forth in Article X of that certain Amended and Restated Limited Liability Company Agreement of Holdings dated effective October 3, 2012 (as amended), which is presently expected to be approximately        % of the total number of shares of Pensare Common Stock issued pursuant to the Combination Agreement, and (ii) any other securities of Pensare issued as a dividend or other distribution with respect to or in exchange for or in replacement of any such shares or as the result of any split, combination of shares, recapitalization, merger, consolidation or other reorganization; and

          (b)   "Release Date" means the earliest to occur of (i) the first anniversary of the date hereof or (ii) the last day of the Escrow Period, as such term is defined in that certain Stock Escrow Agreement, dated as of July 27, 2017, to which the Company, Pensare Sponsor Group LLC, MasTec, Inc., Continental Stock Transfer & Trust Company and certain other persons are parties.

        2.     In order to induce Pensare to consummate the transactions contemplated by, and as required by Section 9.02(g) of, the Combination Agreement, each of the undersigned hereby agrees that, during the period (the "Lock-Up Period") beginning on the date hereof and expiring on the Release Date, the undersigned will not: (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Lock-Up Shares, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b). The undersigned represent and warrant to Pensare that the Lock-Up Shares shall constitute not less than 50% of the total number of shares of Pensare Common Stock issued pursuant to the Purchase Agreement. For avoidance of doubt, the parties acknowledge and agree that other than the restrictions created above with respect to the Lock-Up Shares, there shall be no restrictions created under this Agreement with respect to any other shares of Pensare Common Stock held or owned by Holdings.

        3.     Each of the undersigned hereby authorizes Pensare during the Lock-Up Period to cause the transfer agent for Pensare Common Stock to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, the Lock-Up Shares for which the undersigned is the record holder and, in the case of Lock-Up Shares for which the undersigned is the beneficial but

Exhibit C-2

not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-Up Shares.

        4.     Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Lock-Up Shares:

            (i)  if the undersigned is not a natural person, to its direct or indirect equity holders or to any of its other affiliates;

           (ii)  as a bona fide gift or gifts;

          (iii)  to the immediate family members (including spouses, significant others, lineal descendants, brothers and sisters) of the undersigned;

          (iv)  to a family trust, foundation or partnership established for the exclusive benefit of the undersigned, its equity holders or any of their respective immediate family members;

           (v)  to a charitable foundation controlled by the undersigned, its equityholders or any of their respective immediate family members;

          (vi)  if the undersigned is not a natural person, to any affiliate, investment fund controlled or managed by the undersigned, or commonly controlled investment fund; or

         (vii)  if the undersigned is not a natural person, through distributions to limited or general partners, members, stockholders or affiliates of the undersigned;

provided, however, that upon any distribution or other sale or transfer pursuant to any of clauses (i) through (vii) above by Holdings to Navigation, Navigation shall be subject in all respects to and bound by the transfer restrictions and other terms and conditions contained in this Agreement, and in the case of any subsequent distribution, sale or transfer pursuant to clauses (i) through (vii) above by Navigation or any transferee of Navigation, such sale or transfer shall be conditioned upon entry by such transferees into a written agreement, addressed to Pensare, agreeing to be bound by the transfer restrictions and other terms and conditions contained in this Agreement.

        5.     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

        6.     This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

        7.     No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and its successors and assigns.

        8.     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the

Exhibit C-3

application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the Delaware Chancery Court, or if such court does not have subject matter jurisdiction, in any court of the United States located in the State of Delaware, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

        9.     Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested) or email transmission to the address or email address (as applicable) set forth below such party's name on the signature page hereto.

[Signature on the following page]

Exhibit C-4

Very truly yours,
STRATOS MANAGEMENT SYSTEMS HOLDINGS, LLC
By:
Name:
Title:
Address:
Email:
NAVIGATION CAPITAL PARTNERS II, L.P.
By:
Name:
Title:
Address:
Email:
Accepted and Agreed:
PENSARE ACQUISITION CORP.
By:
Name:
Title:

 ANNEX B

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.
2020 EQUITY INCENTIVE PLAN

 AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.
2020 EQUITY INCENTIVE PLAN

 AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.
2020 EQUITY INCENTIVE PLAN

        1.    Purpose.    The purpose of this AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC. 2020 EQUITY INCENTIVE PLAN (the "Plan") is to assist AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC. (the "Company"), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

        2.    Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

          (a)   "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

          (b)   "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

          (c)   "Beneficiary" shall mean the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's estate.

          (d)   "Beneficial Owner" and "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (e)   "Board" shall mean the Board of Directors of the Company.

          (f)    "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

          (g)   "Change in Control" shall mean a Change in Control as defined in Section 9(b) of the Plan.

1

          (h)   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i)    "Committee" shall mean a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan and (ii) "Independent", the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

          (j)    "Consultant" shall mean any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company's securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

          (k)   "Continuous Service" shall "mean the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence (including, without limitation, sick leave, military leave, or any other authorized personal leave), (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).

          (l)    "Director" shall mean a member of the Board or the board of directors of any Related Entity.

          (m)  "Disability" shall mean, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option, a permanent and total disability, within the meaning of Code Section 22(e)(3), and for all other purposes, the Participant's inability to perform the duties of his or her position with the Company or any Related Entity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

          (n)   "Dividend Equivalent" shall mean a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

          (o)   "Effective Date" shall mean the effective date of the Plan, which shall be [    •    ], 2020.

          (p)   "Eligible Person" shall mean each Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence

2

  may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

          (q)   "Employee" shall mean any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Related Entity). The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (r)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (s)   "Fair Market Value" shall mean the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, subject to the following:

              (i)  If, on such date, the Shares are listed on an international, national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the applicable Listing Market (as defined below), as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Share has traded on such Listing Market, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

             (ii)  If, on such date, the Share are not listed on an international, national or regional securities exchange or market system, the Fair Market Value of a Share shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (t)    "Good Reason" shall, with respect to any Participant, have the equivalent meaning or the same meaning as "good reason" or "for good reason" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than a failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (iii) the Company's or Related Entity's requiring the Participant to be based at any office or location outside of fifty (50) miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant's responsibilities; or (iv) a material breach by the Company or any Related Entity of any employment, consulting or other agreement under which the Participant provides services to the Company or any Related Entity. For purposes of this Plan, upon termination of a Participant's Continuous Service, Good Reason shall not be deemed to exist unless the Participant's termination of Continuous Service for Good Reason occurs within sixty (60) days following the initial existence of one of the conditions specified in clauses (i) through (iv) above, the Participant provides the Company or the Related Entity for which the Participant provides services with written notice of

3

  the existence of such condition with thirty (30) days after the initial existence of the condition, and the Company fails to remedy the condition within thirty (30) days after its receipt of notice.

          (u)   "Incentive Stock Option" shall mean any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (v)   "Independent", when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

          (w)  "Incumbent Board" shall mean the Incumbent Board as defined in Section 9(b)(ii) hereof.

          (x)   "Listing Market" shall mean the international or national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

          (y)   "Option" shall mean a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

          (z)   "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

          (aa) "Other Stock-Based Awards" shall mean Awards granted to a Participant under Section 6(i) hereof.

          (bb) "Parent" shall mean any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (cc) "Participant" shall mean a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (dd) "Performance Award" shall mean any Award granted pursuant to Section 6(h) hereof.

          (ee) "Performance Period" shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

          (ff)  "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (gg) "Related Entity" shall mean any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon either Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

          (hh) "Restricted Stock" shall mean any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

          (ii)   "Restricted Stock Award" shall mean an Award granted to a Participant under Section 6(d) hereof.

4

          (jj)   "Restricted Stock Unit" shall mean a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

          (kk) "Restricted Stock Unit Award" shall mean an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

          (ll)   "Restriction Period" shall mean the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

          (mm)  "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (nn) "Shares" shall mean the shares of common stock of the Company, in each case, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

          (oo) "Stock Appreciation Right" shall mean a right granted to a Participant under Section 6(c) hereof.

          (pp) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

          (qq) "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

        3.    Administration.

          (a)    Authority of the Committee.    The Plan shall be administered by the Committee except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the "Committee" shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 10(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

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          (b)    Manner of Exercise of Committee Authority.    The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, and (ii) with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan, including, without limitation, appointing one or more members of the Company's management, with the power or authority otherwise granted to the Committee under this Plan with respect to a number of Shares reserved and available for delivery under the Plan, subject to the terms and limitations of such power or authority as determined by the Committee in its sole and absolute discretion. In no event, however, may an agent appointed by the Committee to assist it in administering the Plan be permitted to grant Awards to, or exercise any discretion with respect to any and all other matters relating to Awards previously granted to, such agent appointed by the Committee to assist it in administering the Plan.

          (c)    Limitation of Liability.    The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

        4.    Shares Subject to Plan.

          (a)    Limitation on Overall Number of Shares Available for Delivery Under Plan.    Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to [    •    ]. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          (b)    Application of Limitation to Grants of Awards.    No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares that would be counted against the limit upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

          (c)    Availability of Shares Not Delivered under Awards and Adjustments to Limits.

              (i)  If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination,

6

    non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.

             (ii)  The full number of Shares subject to an Option granted under this Plan shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of the Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation). Upon exercise of Stock Appreciation Rights granted under the Plan that are settled in Shares, the full number of Stock Appreciation Rights (rather than the net number of Shares actually delivered upon exercise) shall count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

            (iii)  Shares withheld from an Award granted under this Plan to satisfy tax withholding requirements shall count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added back to the Plan Share pool.

            (iv)  Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company's shareholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

             (v)  Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

            (vi)  Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be [    •    ] Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

           (vii)  Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 10(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a "fair value" as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $[    •    ] in the aggregate.

        5.    Eligibility.    Awards may be granted under the Plan only to Eligible Persons.

        6.    Specific Terms of Awards.

          (a)    General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant

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  or thereafter (subject to Section 10(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant's Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the laws of the State of Delaware, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

          (b)    Options.    The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

            (i)    Exercise Price.    Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's shareholders.

            (ii)    Time and Method of Exercise.    The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

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            (iii)    Form of Settlement.    The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

            (iv)    Incentive Stock Options.    The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

              (A)  the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

              (B)  the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

              (C)  if Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

          (c)    Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a "Tandem Stock Appreciation Right"), or without regard to any Option (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

            (i)    Right to Payment.    A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c)(i)

9

    and (ii) of the Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

            (ii)    Other Terms.    The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

            (iii)    Tandem Stock Appreciation Rights.    Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

          (d)    Restricted Stock Awards.    The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

            (i)    Grant and Restrictions.    Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

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            (ii)    Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that, subject to the limitations set forth in Section 6(j) hereof, the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

            (iii)    Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

            (iv)    Dividends and Splits.    As a condition to the grant of a Restricted Stock Award, the Committee shall either (A) require that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted, or (B) require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

          (e)    Restricted Stock Unit Award.    The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

            (i)    Award and Restrictions.    Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

            (ii)    Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to

11

    which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that, subject to the limitations set forth in Section 6(j)(ii) hereof, the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

            (iii)    Dividend Equivalents.    As a condition to the grant of a Restricted Stock Unit, the Committee shall require that any cash dividends paid on a Share attributable to such Restricted Stock Unit be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such Shares or other property have been distributed.

          (f)    Bonus Stock and Awards in Lieu of Obligations.    The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g)    Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify; provided, that in no event shall such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

          (h)    Performance Awards.    The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The

12

  performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

          (i)    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

          (j)    Minimum Vesting Conditions.    Except for certain limited situations (including death, disability, retirement, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, Substitute Awards or grants to Directors), all Awards granted under this Plan shall be subject to a minimum vesting period of one (1) year (the "Minimum Vesting Condition"); provided, that such Minimum Vesting Condition will not be required on Awards covering, in the aggregate, a number of Shares not to exceed 5% of the maximum Share pool limit set forth in Section 4(a) hereof (subject to adjustment as provided in Section 10(c) hereof).

        7.    Certain Provisions Applicable to Awards.

          (a)    Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price "discounted" by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

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          (b)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right may be extended by the Committee for a period of up to thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code.

          (c)    Form and Timing of Payment Under Awards; Deferrals.    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company's compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) of this Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

          (d)    Exemptions from Section 16(b) Liability.    It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

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          (e)    Code Section 409A.

              (i)  The Award Agreement for any Award that the Committee reasonably determines to constitute a "nonqualified deferred compensation plan" under Section 409A of the Code (a "Section 409A Plan"), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

             (ii)  If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

              (A)  Payments under the Section 409A Plan may be made only upon (u) the Participant's "separation from service", (v) the date the Participant becomes "disabled", (w) the Participant's death, (x) a "specified time (or pursuant to a fixed schedule)" specified in the Award Agreement at the date of the deferral of such compensation, (y) a "change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets" of the Company, or (z) the occurrence of an "unforeseeble emergency";

              (B)  The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

              (C)  Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

              (D)  In the case of any Participant who is "specified employee", a distribution on account of a "separation from service" may not be made before the date which is six months after the date of the Participant's "separation from service" (or, if earlier, the date of the Participant's death).

    For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

            (iii)  Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

15

        8.    Reserved.

        9.    Change in Control.

          (a)    Effect of "Change in Control."    If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, and except as otherwise provided in Section 9(a)(iv) hereof, upon the occurrence of a "Change in Control," as defined in Section 9(b):

              (i)  Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

             (ii)  Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

            (iii)  With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control), except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a).

            (iv)  Except as otherwise provided in any employment or other agreement for services between the Participant and the Company or any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 10(c)(ii) of this Plan.

          (b)    Definition of "Change in Control".    Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a "Change in Control" shall mean the occurrence of any of the following:

              (i)  The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related

16

    Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below; or

             (ii)  During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (iii)  Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any one or more Subsidiaries whose combined revenues for the prior fiscal year represented more than 50% of the consolidated revenues of the Company and its Subsidiaries for the prior fiscal year (the "Major Subsidiaries"), or (B) a sale or other disposition of all or substantially all of the assets of the Company or the Major Subsidiaries, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each of the events referred to in clauses (A) and (B) sometimes hereinafter being referred to a "Business Combination"), unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities, (excluding any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Combination as a result of their ownership, prior to such consummation, of voting securities of any company or other entity involved in or forming part of such Business Combination other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

            (iv)  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

  Notwithstanding anything to the contrary herein, the term "Change in Control" shall not include any sale of assets, a merger or other transaction effected exclusively for the purpose of changing

17

  the domicile of the Company, or an initial public offering underwritten on a firm commitment basis pursuant to a registration statement filed with the Securities Exchange Commission.

        10.    General Provisions.

          (a)    Compliance With Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

          (b)    Limits on Transferability; Beneficiaries.    No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a "Permitted Assignee" that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clauses (i) and (ii) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

          (c)    Adjustments.

            (i)    Adjustments to Awards.    In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares

18

    subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

            (ii)    Adjustments in Case of Certain Transactions.    In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 9 of this Plan relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

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            (iii)    Other Adjustments.    The Committee or the Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

          (d)    Award Agreements.    Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

          (e)    Taxes.    The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).

          (f)    Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no

20

  such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

          (g)    Clawback of Benefits.

              (i)  The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a "Clawback Policy"). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant's Award Agreements may be unilaterally amended by the Company, without the Participant's consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

             (ii)  If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee's discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee

          (h)    Limitation on Rights Conferred Under Plan.    Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company's or any Related Entity's business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant

21

  whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

          (i)    Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

          (j)    Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

          (k)    Payments in the Event of Forfeitures; Fractional Shares.    Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (l)    Governing Law.    Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, in each case, without giving effect to principles of conflict of laws, and applicable federal law.

          (m)    Foreign Laws.    The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

          (n)    Plan Effective Date and Shareholder Approval; Termination of Plan.    The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

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          (o)    Construction and Interpretation.    Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

          (p)    Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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 ANNEX C

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PENSARE ACQUISITION CORP.

                                    , 2020

        Pensare Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY AS FOLLOWS:

          1.     The name of the Corporation is "Pensare Acquisition Corp." The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on April 7, 2016 (the "Original Certificate"). The first certificate of amendment of the Original Certificate was filed with the Secretary of State on May 10, 2016. The second certificate of amendment of the Original Certificate was filed with the Secretary of State on December 19, 2016. The third certificate of amendment of the Original Certificate was filed with the Secretary of State on May 11, 2017. The Amended and Restated Certificate of Incorporation (the "First Amended and Restated Certificate"), was filed on July 27, 2017 which both restates and amends the provisions of the Original Certificate, as amended.

          2.     This Second Amended and Restated Certificate of Incorporation (the "Second Amended and Restated Certificate"), which both restates and amends the provisions of the First Amended and Restated Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the affirmative vote of the Corporation's stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware (the "DGCL").

          3.     The text of the First Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

        The name of the corporation is [                        ] (the "Corporation").

ARTICLE II
PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

ARTICLE III
REGISTERED AGENT

        The street address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, State of Delaware 19801, and the name of the Corporation's registered agent at such address is The Corporation Trust Company.

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 ARTICLE IV
CAPITALIZATION

        Section 4.1    Authorized Capital Stock.     The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 505,000,000 shares, consisting of (a) 500,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and (b) 5,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

        Section 4.2    Preferred Stock.     The Board of Directors of the Corporation (the "Board") is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a "Preferred Stock Designation") filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

        Section 4.3    Common Stock.

          (a)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the stockholders generally are entitled to vote.

          (b)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders, and no holder of any series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

          (c)   Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

          (d)   Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

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        Section 4.4    Rights and Options.     The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

        Section 5.1    Board Powers.     The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws of the Corporation ("Bylaws"), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate, and the Bylaws.

        Section 5.2    Number, Election and Term.

          (a)   The number of directors of the Corporation shall be not less than three, with at least one director in each of Class I, Class II and Class III. The exact number of directors shall be fixed from time to time by the action of a majority of the entire Board, provided that no decrease in the number of directors shall shorten the term of any incumbent director.

          (b)   Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

          (c)   Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

          (d)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

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        Section 5.3    Newly Created Directorships and Vacancies.     Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

        Section 5.4    Removal.     Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time with cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        Section 5.5    Preferred Stock—Directors.     Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS

        In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law, this Second Amended and Restated Certificate (including any Preferred Stock Designation), or by the Bylaws, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; ADVANCE NOTICE

        Section 7.1    Meetings.     Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.

        Section 7.2    Advance Notice.     Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

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        Section 7.3    Stockholder Action by Written Consent Without a Meeting.     The stockholders of the Corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

        Section 8.1    Limitation of Director Liability.     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

        Section 8.2    Indemnification and Advancement of Expenses.

          (a)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes, damages, claims and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys' fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation's receipt of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

          (b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

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          (c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

          (d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
FORUM

        Section 9.1    Forum.     Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Corporation's Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware, or if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) in all cases subject to the court's having personal jurisdiction over the indispensable parties named as defendants.

        Section 9.2    Foreign Action.     If any action the subject matter of which is within the scope of Section 9.1 is filed in a court other than a court located within the State of Delaware (a "Foreign Action") in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 9.1 (an "FSC Enforcement Action") and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder's counsel in the Foreign Action as agent for such stockholder.

        Section 9.3    Severability.     If any provision or provisions of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any sentence of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

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 ARTICLE X
CORPORATE OPPORTUNITY

        The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

ARTICLE XI
AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI.

[Signature Page Follows]

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        IN WITNESS WHEREOF, Pensare Acquisition Corp. has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

PENSARE ACQUISITION CORP.
By:
Name:
Title:

[Signature Page to Second Amended and Restated Certificate of Incorporation]

 ANNEX D

[LETTERHEAD OF CASSEL SALPETER & CO., LLC]

July 24, 2019

Pensare Acquisition Corp.
1720 Peachtree Street, Suite 629
Atlanta, GA 30309
Attention: The Board of Directors

Members of the Board of Directors:

        We understand that Pensare Acquisition Corp. (the "Company") intends to enter into a Business Combination Agreement (the "Agreement") by and among the Company, Tango Merger Sub Corp. ("Merger Sub"), Stratos Management Systems Holdings, LLC ("Holdings"), and Stratos Management Systems, Inc. ("Stratos"). We have been advised that pursuant to the Agreement, among other things (i) Stratos will merge with Merger Sub (the "Merger"), with Merger Sub surviving the Merger as a wholly owned subsidiary of the Company, (ii) the outstanding shares of common stock, par value $0.001 per share ("Stratos Common Stock"), of Stratos will be canceled and (iii) the Company shall issue and pay to Holdings, as sole stockholder of Stratos a number of shares of common stock, par value $0.001 per share ("Company Common Stock"), of the Company or other equity securities of the Company as provided by the Agreement (the "Stock Consideration") and an amount in cash (the "Cash Consideration" and, together with the Stock Consideration, the "Merger Consideration") as determined pursuant to the Agreement.

        You have requested that Cassel Salpeter & Co., LLC render an opinion (this "Opinion") to the Board of Directors of the Company (the "Board") as to whether, as of the date of this Opinion, the Merger Consideration to be issued and paid by the Company in the Merger pursuant to the Agreement is fair, from a financial point of view, to the Company. For purposes of our analyses and this Opinion we have, with your consent, assumed that the Merger Consideration will have a value equal to $46,380,000 and Stratos will have net debt of $18,620,000 immediately prior to the consummation of the Merger.

        In arriving at this Opinion, we have made such reviews, analyses, and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

  •
  Reviewed a draft, dated July 22, 2019, of the Agreement.

  •
  Reviewed certain publicly available financial information and other data with respect to the Company and Stratos that we deemed relevant.

  •
  Reviewed certain other information and data with respect to the Company and Stratos made available to us by the Company and Stratos, including financial projections with respect to the future financial performance of Stratos for the years ending December 31, 2019 through December 31, 2021, prepared by management of Stratos as adjusted by Stratos management (the "Projections") and other internal financial information furnished to us by or on behalf of the Company and Stratos.

  •
  Considered the publicly available financial terms of certain transactions that we deemed relevant.

  •
  Considered and compared the financial and operating performance of Stratos with that of companies with publicly traded equity securities that we deemed relevant.

  •
  Discussed the business, operations, and prospects of Stratos and the proposed Merger with the Company's and Stratos's management and certain of the Company's and Stratos's representatives.

  •
  Conducted such other analyses and inquiries, and considered such other information and factors as we deemed appropriate.

        This Opinion only addresses whether, as of the date hereof, the Merger Consideration to be issued and paid by the Company in the Merger pursuant to the Agreement is fair, from a financial point of view, to the Company. It does not address any other terms, aspects, or implications of the Merger, the Agreement or any related or other transaction or agreement, including, without limitation, (i) the private placement or placements to be consummated by the Company immediately prior to the consummation of the Merger or any transaction that may be consummated by the Company following the Merger, (ii) any term or aspect of the Merger that is not susceptible to financial analysis, (iii) the fairness of the Merger, or all or any portion of the Merger Consideration, to any security holders of the Company, Stratos or any other person or any creditors or other constituencies of the Company, Stratos or any other person, (iv) the appropriate capital structure of the Company or whether the Company should be issuing debt or equity securities or a combination of both, nor (v) the fairness of the amount or nature, or any other aspect, of any compensation or consideration payable to or received by any officers, directors, or employees of any parties to the Merger, or any class of such persons, relative to the Merger Consideration in the Merger or otherwise. We are not expressing any opinion as to what the value of shares of Company Common Stock or any other security of the Company actually will be when issued in the Merger or the prices at which Company Common Stock, any other security of the Company or Stratos Common Stock may trade, be purchased or sold at any time.

        This Opinion does not address the relative merits of the Merger as compared to any alternative transaction or business strategy that might exist for the Company, or the merits of the underlying decision by the Board or the Company to engage in or consummate the Merger. The financial and other terms of the Merger were determined pursuant to negotiations between the parties to the Agreement and were not determined by or pursuant to any recommendation from us. In addition, we were not authorized to, and we did not, solicit indications of interest from third parties regarding a potential transaction involving the Company.

        In arriving at this Opinion, we have, with your consent, relied upon and assumed, without independently verifying, the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to us or available from public sources, and we have further relied upon the assurances of the Company's and Stratos's management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. We also have relied upon, without independent verification, the assessments of the management of the Company and Stratos as to Stratos's existing and future technology, products and services and the validity and marketability of, and risks associated with, such technology, products and services (including, without limitation, the development and marketing of such technology, products and services; and the life of all relevant patents and other intellectual and other property rights associated with such technology, products and services), and we have assumed, at your direction, that there will be no developments with respect to any such matters that would adversely affect our analyses or this Opinion. We are not legal, tax, accounting, environmental, or regulatory advisors, and we do not express any views or opinions as to any legal, tax, accounting, environmental, or regulatory matters relating to the Company, Stratos, the Merger, or otherwise. We understand and have assumed that the Company has obtained or will obtain such advice as it deems necessary or appropriate from qualified legal, tax, accounting, environmental, regulatory, and other professionals.

        Stratos has advised us and we have with your agreement assumed that the Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Stratos with respect to the future financial performance of Stratos, and we have assumed, at your direction, that the Projections provide a reasonable basis upon which to analyze and evaluate Stratos and form an opinion. We express no view with respect to the Projections or the assumptions on which they are based. We have not evaluated the solvency or creditworthiness of the Company, Stratos or any other party to the Merger, the fair value of the Company, Stratos or any of their respective assets or liabilities, or whether the Company, Stratos or any other party to the Merger is paying or receiving reasonably equivalent value in the Merger under any applicable foreign, state, or federal laws relating to bankruptcy, insolvency, fraudulent transfer, or similar matters, nor have we evaluated, in any way, the ability of the Company, Stratos or any other party to the Merger to pay its obligations when they come due. We have not physically inspected the Company's or Stratos' properties or facilities and have not made or obtained any evaluations or appraisals of the Company's or Stratos' assets or liabilities (including any contingent, derivative, or off-balance-sheet assets and liabilities). We have not attempted to confirm whether the Company and Stratos have good title to their respective assets. Our role in reviewing any information was limited solely to performing such reviews as we deemed necessary to support our own advice and analysis and was not on behalf of the Board, the Company, or any other party.

        We have assumed, with your consent, that the Merger will be consummated in a manner that complies in all respects with applicable foreign, federal, state, and local laws, rules, and regulations and that, in the course of obtaining any regulatory or third party consents, approvals, or agreements in connection with the Merger, no delay, limitation, restriction, or condition will be imposed that would have an adverse effect on the Company, Stratos or the Merger. We also have assumed, with your consent, that the final executed form of the Agreement will not differ in any material respect from the draft we have reviewed and that the Merger will be consummated on the terms set forth in the Agreement, without waiver, modification, or amendment of any term, condition, or agreement thereof that is material to our analyses or this Opinion. Without limitation to the foregoing, with your consent, we have further assumed that any adjustments to the Merger Consideration in accordance with the Agreement or otherwise would not be material to our analyses or this Opinion. We have also assumed that the representations and warranties of the parties to the Agreement contained therein are true and correct and that each such party will perform all of the covenants and agreements to be performed by it under the Agreement. We offer no opinion as to the contractual terms of the Agreement or the likelihood that the conditions to the consummation of the Merger set forth in the Agreement will be satisfied.

        Our analyses and this Opinion are necessarily based upon market, economic, and other conditions as they exist on, and could be evaluated as of, the date hereof. Accordingly, although subsequent developments may arise that would otherwise affect this Opinion, we do not assume any obligation to update, review, or reaffirm this Opinion to you or any other person or otherwise to comment on or consider events occurring or coming to our attention after the date hereof.

        This Opinion is addressed to the Board for the use and benefit of the members of the Board (in their capacities as such) in connection with the Board's evaluation of the Merger. This Opinion is not intended to and does not constitute advice or a recommendation to any of the Company's stockholders or any other security holders as to how such holder should vote or act with respect to any matter relating to the Merger or otherwise.

        We will receive a fee for rendering this Opinion, no portion of which is contingent upon the completion of the Merger. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain liabilities that may arise out of our engagement or the rendering of this Opinion. In accordance with our policies and procedures, a fairness committee was not required to, and did not, approve the issuance of this Opinion.

        Based upon and subject to the foregoing, it is our opinion that, as of the date of this Opinion, the Merger Consideration to be issued and paid by the Company in the Merger pursuant to the Agreement is fair, from a financial point of view, to the Company.

Very truly yours,

/s/ Cassel Salpeter & Co., LLC

Cassel Salpeter & Co., LLC

ANNEX E

PENSARE ACQUISITION CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
FEBRUARY 27, 2020

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated February 13, 2020, in connection with the Special Meeting to be held on February 27, 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at MetLife Building, 200 Park Avenue, New York, New York 10166 and hereby appoints Darrell J. Mays and Dr. Robert Willis, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Pensare Acquisition Corp. (the "Corporation") registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

        PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

        Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 27, 2020: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/pensaregrp/sm2020.

(Continued and to be marked, dated and signed below)

Please mark vote as indicated in this example ☒

PENSARE ACQUISITION CORP.—THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

	FOR	AGAINST	ABSTAIN
Proposal 1—The Business Combination Proposal
To consider and vote upon a proposal to approve and adopt the Business Combination Agreement, dated as of July 24, 2019, as may be amended, by and among the Corporation, Stratos Management Systems, Inc., Tango Merger Sub Corp., and Stratos Management Systems Holdings LLC, and the Merger described therein, including the approval for purposes of NASDAQ Listing Rule 5635 of the issuance pursuant to the Business Combination Agreement of a number of shares of Pensare Common Stock that exceeds 20% of the number of shares of Pensare Common Stock that is currently outstanding.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2—The Certificate Proposal
Amend Pensare's Amended and Restated Certificate of Incorporation to change the Corporation's name to American Virtual Cloud Technologies, Inc.; remove certain provisions related to the Corporation's status as a blank check company; and make certain other changes that the Corporation's board of directors deems appropriate for a public operating company.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 3—The Incentive Plan Proposal To consider and vote upon a proposal to approve and adopt the American Virtual Cloud Technologies, Inc. 2020 Incentive Compensation Plan.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 4—The Adjournment Proposal
To consider and vote upon a proposal to adjourn the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Business Combination Proposal, the Certificate Proposal, or the Incentive Plan Proposal.	☐	☐	☐

Dated: , 2020
Stockholder's Signature	Stockholder's Signature

        Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.